As filed with the Securities and Exchange Commission on June 9, 1997


                                               1933 Act Registration No. 2-25469
                                              1940 Act Registration No. 811-1424

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                       ---
         Pre-Effective Amendment No.
                                     -----                             ---


         Post-Effective Amendment No. 52                                X
                                     -----                             ---


                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

         Amendment No.  52                                              X
                       ----                                            ---


                       (Check appropriate box or boxes.)

                             AIM EQUITY FUNDS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


                 11 Greenway Plaza, Suite 100, Houston, TX  77046
            --------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)


Registrant's Telephone Number, including Area Code    (713) 626-1919
                                                      --------------

                                Charles T. Bauer


                 11 Greenway Plaza, Suite 100, Houston, TX  77046
                 ------------------------------------------------
                    (Name and Address of Agent for Service)


                                    Copy to:
        Ofelia M. Mayo, Esquire                   Martha J. Hays, Esquire
          A I M Advisors, Inc.               Ballard Spahr Andrews & Ingersoll
      11 Greenway Plaza, Suite 100            1735 Market Street, 51st Floor
       Houston, Texas  77046-1173         Philadelphia, Pennsylvania  19103-7599


Approximate Date of Proposed Public Offering:      As soon as practicable after
                                                   the effective date of this
                                                   Amendment.


It is proposed that this filing will become effective (check appropriate box)

                  immediately upon filing pursuant to paragraph (b)
-----
                  on (date) pursuant to paragraph (b)
-----
                  60 days after filing pursuant to paragraph (a)(1)
-----
 X                at the close of business on August 1, 1997, pursuant
                  to paragraph (a)(1)
-----
                  75 days after filing pursuant to paragraph (a)(2)
-----
                  on (date) pursuant to paragraph (a)(2) of rule 485.
-----




                          (continued on next page)

If appropriate, check the following box:

        this post-effective amendment designates a new effective date
-----   for a previously filed post-effective amendment.

Registrant continues its election to register an indefinite number of its shares of Common Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940 and accordingly, filed its Rule 24f-2 Notice (for AIM Blue Chip Fund) for the fiscal year ended September 30, 1996, on November 27, 1996, and its Rule 24f-2 Notice for the fiscal year ended October 31, 1996, on December 20, 1996.

CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A
ITEM NO.                                                                                              PROSPECTUS LOCATION
--------                                                                                              -------------------
I.  AIM AGGRESSIVE GROWTH FUND

    PART A -   PROSPECTUS

    Item 1.    Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page
    Item 2.    Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Summary; Table of Fees and Expenses
    Item 3.    Condensed Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . .  Financial Highlights
    Item 4.    General Description of Registrant  . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page; Summary;
                                                                                      Investment Program; Organization of
                                                                                         the Company; General Information
    Item 5.    Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . Management; General Information
    Item 5a.   Management's Discussion of Fund Performance  . . . . . . . . . . . . . . . . . [included in annual report]
    Item 6.    Capital Stock and Other Securities   . . . . . . . . . . . . . . . . . . . . . . . . . Summary; Dividends,
                                                                                          Distributions and  Tax Matters;
                                                                                             Organization of the Company;
                                                                                                      General Information
    Item 7.    Purchase of Securities Being Offered . . . . . . . . . . . . . . . . . . How to Purchase Shares; Terms and
                                                                                 Conditions of Purchase of the AIM Funds;
                                                                          Exchange Privilege; Table of Fees and Expenses;
                                                                                               Management; Special Plans;
                                                                                         Determination of Net Asset Value
    Item 8.    Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  How to Redeem Shares
    Item 9.    Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Legal Matters


II. AIM BLUE CHIP FUND

    PART A -   PROSPECTUS

    Item 1.    Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page
    Item 2.    Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Summary; Table of Fees and Expenses
    Item 3.    Condensed Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . .  Financial Highlights
    Item 4.    General Description of Registrant  . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page; Summary;
                                                                                                      Investment Program;
                                                                                              Organization of the Company
    Item 5.    Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . Management; General Information
    Item 5a.   Management's Discussion of Fund Performance  . . . . . . . . . . . . . . . . . [included in annual report]
    Item 6.    Capital Stock and Other Securities   . . . . . . . . . . . . . . . . Summary; Organization of the Company;
                                                                                Dividends, Distributions and Tax Matters;
                                                                                                      General Information
    Item 7.    Purchase of Securities Being Offered . . . . . . . . . . . . . . . . . . How to Purchase Shares; Terms and
                                                                                 Conditions of Purchase of the AIM Funds;
                                                                          Exchange Privilege; Table of Fees and Expenses;
                                                                                                Management; Special Plans
    Item 8.    Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  How to Redeem Shares
    Item 9.    Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable

III.           AIM CAPITAL DEVELOPMENT FUND

    PART A -   PROSPECTUS

    Item 1.    Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page
    Item 2.    Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Summary; Table of Fees and Expenses
    Item 3.    Condensed Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . .  Financial Highlights
    Item 4.    General Description of Registrant  . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page; Summary;
                                                                                                      Investment Program;
                                                                                              Organization of the Company
    Item 5.    Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .   Management; General Information
    Item 5a.   Management's Discussion of Fund Performance  . . . . . . . . . . . . . . . . . [included in annual report]
    Item 6.    Capital Stock and Other Securities   . . . . . . . . . . . . . . . . Summary; Organization of the Company;
                                                                                Dividends, Distributions and Tax Matters;
                                                                                                      General Information
    Item 7.    Purchase of Securities Being Offered . . . . . . . . . . . . . . . . . . . . . . . How to Purchase Shares;
                                                                                                  Terms and Conditions of
                                                                                               Purchase of the AIM Funds;
                                                                                                      Exchange Privilege;
                                                                                              Table of Fees and Expenses;
                                                                                                Management; Special Plans
    Item 8.    Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  How to Redeem Shares
    Item 9.    Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable


IV.  RETAIL CLASSES

     AIM CHARTER FUND
     AIM WEINGARTEN FUND
     AIM CONSTELLATION FUND

     PART A -  PROSPECTUS

    Item 1.    Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page
    Item 2.    Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Summary; Table of Fees and Expenses
    Item 3.    Condensed Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . .  Financial Highlights
    Item 4.    General Description of Registrant  . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page; Summary;
                                                                                                     Investment Programs;
                                                                         Organization of the Company; General Information
    Item 5.    Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .  Management;  General Information
    Item 5a.   Management's Discussion of Fund Performance  . . . . . . . . . . . . . . . . . [included in annual report]
    Item 6.    Capital Stock and Other Securities   . . . . . . . . . . . . . . . . . . . . . . . . . Summary; Dividends,
                                                                                     Distributions and Tax Matters; Terms
                                                                                       and Conditions of Purchases of the
                                                                              AIM Funds; Management - Distribution Plans;
                                                                         Organization of the Company; General Information
    Item 7.    Purchase of Securities Being Offered . . . . . . . . . . . . . . . . . . . . . .   How to Purchase Shares;
                                                                                                  Terms and Conditions of
                                                                                               Purchase of the AIM Funds;
                                                                                    Exchange Privilege; Table of Fees and
                                                                                     Expenses; Management; Special Plans;
                                                                                         Determination of Net Asset Value
    Item 8.    Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  How to Redeem Shares
    Item 9.    Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable

V.  RETAIL CLASSES                                                           STATEMENT OF ADDITIONAL INFORMATION LOCATION
                                                                             --------------------------------------------

    AIM BLUE CHIP FUND
    AIM CHARTER FUND
    AIM WEINGARTEN FUND
    AIM CONSTELLATION FUND
    AIM AGGRESSIVE GROWTH FUND
    AIM CAPITAL DEVELOPMENT FUND

    PART B -  STATEMENT OF ADDITIONAL INFORMATION

    Item 10.   Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover Page
    Item 11.   Table of Contents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Table of Contents
    Item 12.   General Information and History  . . . . . . . . . . . . . . . . . . . . Introduction; General Information
                                                                                                          About the Funds
    Item 13.   Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . . . Investment Objectives and
                                                                                         Policies; Portfolio Transactions
                                                                                   and Brokerage; Investment Restrictions
    Item 14.   Management of the Registrant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Management
    Item 15.   Control Persons and Principal
               Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Miscellaneous Information
    Item 16.   Investment Advisory and
               Other Services . . . . . . . . . . . . . . . . . . . . . . . . . . Management; The Distribution Plans; The
                                                                                   Distributor; Miscellaneous Information
    Item 17.   Brokerage Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions
                                                                                                            and Brokerage
    Item 18.   Capital Stock and Other Securities . . . . . . . . . . . . . . . . . . . . . . . . . . General Information
                                                                                                          About the Funds
    Item 19.   Purchase, Redemption and Pricing of
               Securities Being Offered . . . . . . . . . . . . . . . . . . . . . . .  How to Purchase and Redeem Shares;
                                                                           The Distributor; Net Asset Value Determination
    Item 20.   Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . Dividends, Distributions, and Tax Matters
    Item 21.   Underwriters . . . . . . . . . . . . . . . . . . . . . . . . . . . The Distribution Plans; The Distributor
    Item 22.   Calculation of Performance Data  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Performance
    Item 23.   Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Financial Statements




PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                                            [APPLICATION INSIDE]
[AIM LOGO APPEARS HERE]    THE  AIM  FAMILY  OF  FUNDS(--Registered Trademark--)

RETAIL CLASS OF AIM EQUITY FUNDS, INC.

AIM AGGRESSIVE GROWTH FUND
        (Growth)

PROSPECTUS

AUGUST 4, 1997


This Prospectus contains information about the AIM AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH" or the "Fund"), one of six separate investment portfolios comprising series of AIM Equity Funds, Inc. (the "Company"), an open-end, series, management investment company.

The Fund is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year. The Fund has discontinued public sales of its shares to new investors. See "Summary" and "Closure of the Fund to New Investors" in this Prospectus for more complete information.


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated August 4, 1997, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling
(800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                             PAGE                                                 PAGE
                                             ----                                                 ----
SUMMARY..................................       2      Introduction to The AIM Family of
THE FUND.................................       4         Funds...............................     A-1
  Table of Fees and Expenses.............       4      How to Purchase Shares.................     A-1
  Financial Highlights...................       5      Terms and Conditions of Purchase of the
  Performance............................       6         AIM
  Investment Program.....................       6         Funds...............................     A-2
  Management.............................       9      Special Plans..........................     A-9
  Organization of the Company............      11      Exchange Privilege.....................    A-11
  Closure of the Fund to New Investors...      12      How to Redeem Shares...................    A-13
  Legal Matters..........................      12      Determination of Net Asset Value.......    A-17
INVESTOR'S GUIDE TO THE AIM FAMILY OF                  Dividends, Distributions and Tax
  FUNDS(R)...............................     A-1         Matters.............................    A-18
                                                       General Information....................    A-20
                                                     APPLICATION INSTRUCTIONS.................     B-1

                                    SUMMARY
--------------------------------------------------------------------------------

THE FUND

  AIM Equity Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, diversified, series, management investment company. Currently, the Company offers six series comprising six separate investment portfolios, each of which pursues unique investment objectives. This Prospectus relates only to AGGRESSIVE GROWTH. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which, in the opinion of the Fund's investment advisor, are expected to achieve earnings growth over time at a rate in excess of 15% per year. There is no assurance that the investment objective of the Fund will be achieved. For more complete information on the Fund's investment policies, see "Investment Program."

  The Company also offers other classes of shares in five other investment portfolios, AIM BLUE CHIP FUND ("BLUE CHIP"), AIM CAPITAL DEVELOPMENT FUND ("CAPITAL DEVELOPMENT"), AIM CHARTER FUND ("CHARTER"), AIM CONSTELLATION FUND ("CONSTELLATION") and AIM WEINGARTEN FUND ("WEINGARTEN") each of which pursues unique investment objectives. The other classes of shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about the other shares of BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION, or WEINGARTEN call (800) 347-4246. See "General Information."

  AGGRESSIVE GROWTH has discontinued public sales of its shares to new investors. Shareholders who maintain an open account will be able to continue to make investments in the Fund and reinvest any dividends and capital gains distributions, as well as open additional accounts in the Fund under certain conditions. If an account is closed, however, additional investments in the Fund may not be possible. The Fund may resume sales of its shares to new investors at some future date. See "Closure of the Fund to New Investors" in this Prospectus for additional information.

  The assets of each Fund are invested in a separate portfolio. The classes of each Fund share a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for the current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of the shares of such class. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."


  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement. AIM, together with its subsidiaries, manages or advises 46 investment company portfolios (including the Fund). As of July , 1997, the total assets of the investment company portfolios advised or managed by AIM or its subsidiaries were approximately
$    billion. Under the Master Investment Advisory Agreement dated as of
February 28, 1997 (the "Master Advisory Agreement"), AIM receives a fee for its services based on the Fund's average daily net assets. Under the Master Administrative Services Agreement between the Company and AIM dated as of February 28, 1997 (the "Master Administrative Services Agreement"), AIM may receive reimbursement of its costs to perform certain accounting and other administrative services to the Fund. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Retail Class of the Fund.


  The total advisory fees paid by the Fund is higher than those paid by many other investment companies of all sizes and investment objectives. However, the effective fee paid by the Fund at its current size is lower than the fees paid by many other funds with similar investment objectives. See "Management."

  PURCHASING SHARES. Class A shares of the Fund are offered by this Prospectus at net asset value plus a sales charge of 5.50% of the public offering price (5.82% of the net amount invested). The sales charge is reduced on purchases of $25,000 or more. Initial investments must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Shareholders may redeem all or a portion of their shares at their net asset value on any business day, generally without charge. A contingent deferred sales charge of 1.00% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares."

  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."


  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK AND AIM INSTITUTIONAL FUNDS ARE REGISTERED SERVICE MARKS AND LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN AND AIMFUNDS.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table are based on the actual average net assets for its 1996 fiscal year. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

Shareholder Transaction Expenses (Retail Class)
  Maximum sales load imposed on purchase of shares (as a
     percentage of offering price)..........................              5.50%
  Maximum sales load imposed on reinvested dividends and
     distributions..........................................              None
  Deferred sales load(1)....................................              None
  Redemption fees...........................................              None
  Exchange fee..............................................              None
Annual Fund Operating Expenses (Retail Class) (as a
  percentage of average net assets)
  Management fee............................................               .64%
  12b-1 fees(2).............................................               .25%
  Other expenses:
     Transfer agent fees and costs..........................      .16%
     Other..................................................      .06%
                                                                  ----
     Total other expenses...................................               .22%
                                                                          ----
  Total fund operating expenses.............................              1.11%
                                                                          ====

---------------

(1) Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

(2) As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Fund, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLES. An investor would pay the following expenses on a $1,000 investment, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

    1 year..................................................       $66
    3 years.................................................       $88
    5 years.................................................      $113
   10 years.................................................      $183

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and subject to a contingent deferred sales charge for 18 months following the date such shares were purchased.

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


  Shown below for the periods indicated are per share data, ratios and supplemental data of the Fund. The data for the six-month period ended April 30, 1997, is unaudited. The data for the fiscal years ended October 31, 1996, 1995, 1994 and the ten months ended October 31, 1993 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request from AIM Distributors, and the data for the six years ended December 31, 1992 has been derived from financial statements audited by Price Waterhouse LLP.


   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                                    TEN
                                                                      FISCAL YEAR                 MONTHS
                                                                   ENDED OCTOBER 31,               ENDED
                                          APRIL 30,        ----------------------------------   OCTOBER 31,
                                             1997             1996         1995        1994        1993
                                          ----------       ----------   ----------   --------   -----------
Net asset value, beginning of period....  $    44.93       $    40.13   $    28.37   $  23.85    $  18.52
Income from investment operations:
 Net investment income (loss)...........       (0.16)           (0.32)       (0.04)     (0.05)      (0.02)
 Net gains (losses) on securities (both
   realized and unrealized).............       (6.08)            6.09        11.80       4.57        5.35
                                          ----------       ----------   ----------   --------    --------
 Total from investment operations.......       (6.24)            5.77        11.76       4.52        5.33
                                          ----------       ----------   ----------   --------    --------
Less distributions:
 Dividends from net investment income...          --               --           --         --          --
 Distributions from capital gains.......       (2.30)           (0.97)          --         --          --
                                          ----------       ----------   ----------   --------    --------
 Total distributions....................       (2.30)           (0.97)          --         --          --
                                          ----------       ----------   ----------   --------    --------
Net asset value, end of period..........  $    36.39       $    44.93   $    40.13   $  28.37    $  23.85
                                          ==========       ==========   ==========   ========    ========
Total return(b).........................      (14.54)%          14.77%       41.45%     18.96%      28.78%
                                          ==========       ==========   ==========   ========    ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $2,176,719       $2,750,564   $2,245,554   $687,238    $217,256
                                          ==========       ==========   ==========   ========    ========
 Ratio of expenses to average net
   assets(c)............................        1.06%(d)(e)       1.11%       1.08%      1.07%       1.00%(g)
                                          ==========       ==========   ==========   ========    ========
 Ratio of net investment income (loss)
   to average net assets(f).............       (0.77)%(d)       (0.76)%      (0.19)%    (0.26)%     (0.24)%(g)
                                          ==========       ==========   ==========   ========    ========
 Portfolio turnover rate................          36%              79%          52%        75%         61%
                                          ==========       ==========   ==========   ========    ========
 Average broker commission rate(h)......  $   0.0539       $   0.0545          N/A        N/A         N/A
                                          ==========       ==========   ==========   ========    ========


                                                     YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------
                                          1992(A)    1991      1990     1989      1988
                                          -------   -------   ------   -------   -------
Net asset value, beginning of period....  $ 16.06   $ 11.85   $13.30   $ 11.07   $  9.86
Income from investment operations:
 Net investment income (loss)...........    (0.03)    (0.04)    0.08      0.03      0.05
 Net gains (losses) on securities (both
   realized and unrealized).............     3.41      7.29    (0.95)     2.28      1.21
                                          -------   -------   ------   -------   -------
 Total from investment operations.......     3.38      7.25    (0.87)     2.31      1.26
                                          -------   -------   ------   -------   -------
Less distributions:
 Dividends from net investment income...       --        --    (0.09)    (0.03)    (0.05)
 Distributions from capital gains.......    (0.92)    (3.04)   (0.49)    (0.05)       --
                                          -------   -------   ------   -------   -------
 Total distributions....................    (0.92)    (3.04)   (0.58)    (0.08)    (0.05)
                                          -------   -------   ------   -------   -------
Net asset value, end of period..........  $ 18.52   $ 16.06   $11.85   $ 13.30   $ 11.07
                                          =======   =======   ======   =======   =======
Total return(b).........................    21.34%    63.90%   (6.50)%   20.89%    12.77%
                                          =======   =======   ======   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $38,238   $16,218   $9,234   $11,712   $12,793
                                          =======   =======   ======   =======   =======
 Ratio of expenses to average net
   assets(c)............................     1.25%     1.25%    1.25%     1.25%     1.22%
                                          =======   =======   ======   =======   =======
 Ratio of net investment income (loss)
   to average net assets(f).............    (0.59)%   (0.31)%   0.62%     0.24%     0.38%
                                          =======   =======   ======   =======   =======
 Portfolio turnover rate................      164%      165%     137%       69%       56%
                                          =======   =======   ======   =======   =======
 Average broker commission rate(h)......      N/A       N/A      N/A       N/A       N/A
                                          =======   =======   ======   =======   =======


---------------

(a) The Fund changed investment advisors on June 30, 1992.

(b) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.


(c) Ratios of expenses to average net assets prior to reduction of advisory fees and expense reimbursements were 1.15%, 1.09%, 1.17% (annualized), 1.65%, 1.83%, 1.99%, 1.80% and 1.56% for 1995-88, respectively.



(d) Ratios are annualized and based on average net assets of $2,584,346,866.



(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 1.05%.



(f) Ratios of net investment income (loss) to average net assets prior to reduction of advisory fees and expense reimbursements were (0.26)%, (0.28)%, (0.41)% (annualized), (0.99)%, (0.89)%, (0.11)%, (0.31)% and 0.04% for
    1995-88, respectively.



(g) Annualized.


(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

--------------------------------------------------------------------------------

PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Fund will disclose the maximum sales charge imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge, if any, such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the annual report to shareholders which is available upon request and without charge.

  Total return shows the overall change in value, including changes in share price and assuming all the dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of investments, the maturity and the operating expense ratio of the Fund.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return. The performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  The Company has six series, each of which is a separate investment portfolio -- BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, WEINGARTEN, AGGRESSIVE GROWTH and CONSTELLATION. BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, WEINGARTEN and CONSTELLATION are offered to investors pursuant to separate prospectuses.

  The investment objective of the Fund is to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small to medium-sized category. Management of the Fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Certain Investment Strategies and Policies" below and "Investment Objectives and Policies" in the Statement of Additional Information. The Fund's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The Fund will also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. The Fund may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

  There can, of course, be no assurance that the Fund will in fact achieve its objectives since all investments are inherently subject to market risks. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or prac-tices of the Fund, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of its objectives and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

  TEMPORARY DEFENSIVE MEASURES. A portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, commercial paper, U.S. government obligations, taxable municipal securities, investment grade (high quality) corporate bonds or other debt securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, each of the Funds may invest, for temporary defensive purposes, all or a substantial portion of their assets in the securities described above. To the extent that a Fund invests to a significant degree in these instruments, its ability to achieve its investment objective may be adversely affected.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts and may also purchase options on stock index futures as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts and may purchase related options in order to hedge the value of its portfolio against changes in market conditions. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. See the Statement of Additional Information for a description of the Fund's investments in futures contracts and options on futures contracts, including certain related risks. The Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would not exceed 5% of the market value of the Fund's total assets.

  There are risks associated with investments in stock index futures contracts and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts and related options is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  WRITING COVERED CALL OPTION CONTRACTS. The Fund may write (sell) covered call options. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes.

  The Fund may write (sell) call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if the Fund owns the underlying security covered by the call. If a "covered" call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of the Fund permit the writing of call options on securities comprising no more than 25% of the value of the Fund's net assets. The Fund's policies with respect to the writing of call options may be changed by the Company's Board of Directors, without shareholder approval.

  ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. For further information regarding securities issued on a when-issued or delayed delivery basis see the caption "Investment Objectives and Policies" in the Statement of Additional Information.

  RULE 144A SECURITIES. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in foreign securities which may be payable in U.S. or foreign currencies and publicly traded in the United States or abroad. For purposes of computing such limitation, American Depository Receipts, European Depository Receipts and other securities representing underlying securities of foreign issuers are treated as foreign securities. To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors Regarding Foreign Securities" below.

  FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit more than 10% of its total assets to foreign exchange hedges.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

  Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. The historical portfolio turnover rates are included in the Financial Highlights table herein. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

  The investment objectives and policies stated above are not fundamental policies of the Fund and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, including the following:

  BORROWING. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes. The Fund may borrow amounts from banks provided that no borrowing may exceed one-third of the value of its total assets, including the proceeds of such borrowing, and may secure such borrowings by pledging up to one-third of the value of its total assets.

  LENDING OF FUND SECURITIES. The Fund may also lend its portfolio securities in amounts up to one-third of the total assets of the Fund. Such loans could involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  The foregoing investment restrictions are matters of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Fund, see the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT


  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Fund, including the Master Advisory Agreement with AIM, the Master Administrative Services Agreement with AIM, the Master Distribution Agreement with AIM Distributors as the distributor of the shares of the Fund, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with AFS as transfer agent. The day-to-day operations of the Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent of AIM. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsid-iaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.



  INVESTMENT ADVISOR. AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to the Master Advisory Agreement. AIM, together with its subsidiaries, advises or manages 46 investment company portfolios (including the Fund). As of July , 1997, the total assets of the investment company portfolios advised or managed by AIM and
its subsidiaries were approximately $    billion. AIM is a wholly-owned
subsidiary of AIM Management.


  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM will not be liable to the Fund or its shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.


  ADMINISTRATOR. The Company has entered into a Master Administrative Services Agreement effective as of February 28, 1997, with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Master Administrative Services Agreements, the Fund reimburses AIM for expenses incurred by AIM or its subsidiaries in connection with such services.


  FEE WAIVERS. AIM may in its discretion, from time to time, agree to voluntarily waive all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.


  ADVISORY FEES. As compensation for its services AIM is paid an investment advisory fee. For the fiscal year ended October 31, 1996, AIM received total advisory fees of $16,492,564 which represented 0.64% of the Fund's average daily net assets.



  AIM received reimbursement of administrative services costs for the fiscal year ended October 31, 1996, which represented 0.004% of the Fund's average net assets.



  In addition, the Company and AFS, P.O. Box 4739, Houston, TX 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Retail Class of the Fund.



  DISTRIBUTOR. The Company has entered into a Master Distribution Agreement, dated as of October 18, 1993, on behalf of Class A shares of the Retail Class of the Fund (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly-owned subsidiary of AIM, to act as the distributor of the shares of the Fund. The address of AIM Distributors is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. The Distribution Agreement provides that AIM Distributors has the exclusive right to distribute shares of the Retail Class of the Fund through affiliated broker-dealers and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. Certain directors and officers of the Company are affiliated with AIM Distributors.


  DISTRIBUTION PLAN. The Company has adopted a Master Distribution Plan applicable to Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, the Company may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of the Fund on an annualized basis for the purpose of financing any activity that is intended to result in the sale of shares of the Fund. The Class A Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. In addition, certain banks who have entered into a Bank Shareholder Service Agreement and who sell shares of a Fund on an agency basis, may receive payments pursuant to the Class A Plan. Administrators of retirement plans may also be paid fees to offset costs of services. The Company will obtain a representation from financial institutions that they will be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; overhead of AIM Distributors; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to dealers under a dealer incentive program; and costs of administering the Class A Plan. The fees payable to selected dealers, banks and retirement plan administrators who participate in the program are calculated at the annual rate of 0.25% of the average daily net asset value of the Fund's shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A Plan.


  The Class A Plan conforms to the amended rules of the National Association of Securities Dealers, Inc., by providing that, of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions may be characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A Plan on behalf of the Fund. Thus, under the Class A Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Under the Class A Plan, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  The Plan may be terminated at any time by a vote of the majority of those directors who are not interested "interested persons" of the Company or by a vote of the majority of the outstanding shares.

PORTFOLIO MANAGERS


  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.



  Robert M. Kippes, Kenneth A. Zschappel and Charles D. Scavone are primarily responsible for the day-to-day management of AGGRESSIVE GROWTH. Mr. Kippes is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM and has been responsible for the Fund since 1992. Mr. Kippes has been associated with AIM and/or its subsidiaries since 1989 and has eight years of experience as an investment professional. Mr. Zschappel is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1996. Mr. Zschappel has been associated with AIM and/or its subsidiaries since 1990 and has six years of experience as an investment professional. Mr. Scavone is Vice President of AIM Capital and has been responsible for the Fund and has been associated with AIM and/or its subsidiaries since 1996. Mr. Scavone has six years experience as an investment professional. Prior to joining AIM, Mr. Scavone was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994-1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager.


--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY


  The Company was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified, open-end, series, management investment company. The Company currently consists of six separate portfolios: CHARTER and WEINGARTEN, each of which has retail classes of shares consisting of Class A, Class B and Class C shares and an Institutional Class; CONSTELLATION, which has retail classes of shares consisting of Class A and Class C shares and an Institutional Class; AGGRESSIVE GROWTH, which has a retail class of shares consisting of Class A shares; and BLUE CHIP and CAPITAL DEVELOPMENT, which have retail classes of shares consisting of Class A, Class B and Class C shares. The Company's common stock is classified into eighteen different classes. Each class represents an interest in one of six portfolios. Prior to October 15, 1993, the Fund was a portfolio of AIM Funds Group, a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between the Company and AIM Funds Group, the Fund was redomesticated as a portfolio of the Company effective as of October 15, 1993.


  Each class of shares of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, such as those associated with the shareholder servicing of their shares, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which sharehold-ers elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  The holder of shares of the Fund is entitled to such dividends payable out of the net assets allocable to the Fund as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of the Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Company allocable to the Fund. Fractional shares of the Fund have the same rights as full shares to the extent of their proportionate interest.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

--------------------------------------------------------------------------------

CLOSURE OF THE FUND TO NEW INVESTORS


  The Fund reached a size in assets under management where, due to the limited size of the market of common stocks of small capitalized companies, it became increasingly difficult to satisfy the investment objective and guidelines. For this reason, the Board of Directors of the Fund determined that it would be advisable under the then current market conditions to close AGGRESSIVE GROWTH to new investors effective as of the close of business June 5, 1997.


  Shareholders who maintain open accounts in the Fund will be able to continue to make additional investments in the Fund. Please note applicable minimum account balance requirements in the Investor's Guide. Notwithstanding the right to reinstatement described in the Investor's Guide, no shareholder of AGGRESSIVE GROWTH who redeems their account in full will have the right of reinstatement.

  The Fund may resume sales of shares to new investors at some future date if the Board of Directors determines that it would be in the best interests of shareholders.

LEGAL MATTERS

  The validity of the issuance of the shares of common stock offered hereby is being passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, Pennsylvania.

  On October 25, 1996 a shareholder of the Fund filed a lawsuit in United States District Court, Southern District of Texas, against the Company, AIM, AIM Distributors and Aggressive Growth as a nominal defendant. The action was instituted under Section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by the Fund in connection with fees paid for marketing and shareholder services after the Fund was closed to new investors.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
              TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:


            AIM ADVISOR CASH MANAGEMENT FUND*             AIM GLOBAL GROWTH FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL INCOME FUND
            AIM ADVISOR INCOME FUND                       AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM HIGH YIELD FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INCOME FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERMEDIATE GOVERNMENT FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM ASIA-PACIFIC GROWTH FUND                  AIM LIMITED MATURITY TREASURY SHARES
            AIM BALANCED FUND                             AIM MONEY MARKET FUND*
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND*
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE SHARES
            AIM EUROPEAN CAPITAL GROWTH FUND              AIM VALUE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM WEINGARTEN FUND



* Shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.


  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:

                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739


                                                                   MCF-AEF 06/97

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS


  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND (other than AIM AGGRESSIVE GROWTH FUND), collectively, the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that shares of AIM TAX-EXEMPT CASH FUND, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds (except Class C shares of AIM ADVISOR CASH MANAGEMENT
FUND) are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.



                                                                   MCF-AEF 06/97

SALES CHARGES AND DEALER CONCESSIONS


  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.


                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25          5.54         4.50
 $ 50,000 but less than $  100,000                   4.75          4.99         4.00
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   3.00          3.09         2.50
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT; and the Class A shares of each of AIM ADVISOR INCOME FUND, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.


                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%         4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00          4.17         3.25
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   2.50          2.56         2.00
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


                                                                   MCF-AEF 06/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%         1.01%        0.75%
 $100,000 but less than $  250,000                   0.75          0.76         0.50
 $250,000 but less than $1,000,000                   0.50          0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.


  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds. Payment with respect to Class C shares will equal 1.00% of the purchase price (0.60% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price (0.35% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. The portion of the payments to AIM Distributors under the Class C Plan attributable to Class C shares which constitute an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME
FUND) is intended in part to permit AIM Distributors to recoup a portion of such on-going sales commission [plus financing costs].



                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.


  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.


  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.



     CLASS A SHARES (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."


     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Class B Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Class B Plan payments associated with Class B shares. See "Management -- Distribution Plans."


     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. The Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT
     FUND) are subject, however, to Class A and C Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem -- Multiple Distribution System."



     Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND and AIM CASH RESERVE SHARES of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution
     System -- Class C Shares"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND, are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.



                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon and NYSE Close on each business day of AIM MONEY MARKET FUND.



  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees.


  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500.

REDUCTIONS IN INITIAL SALES CHARGES


  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;


                                                                   MCF-AEF 06/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.


  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.


  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.


  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM



                                                                   MCF-AEF 06/97

Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.


  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms up to 1.00% of the net asset value of any shares of the Load Funds (as defined on page A-10 herein) up to 0.10% of the net asset value of any shares of AIM LIMITED MATURITY TREASURY SHARES, and up to 0.25% of the net asset value of any shares of all other AIM Funds sold at net asset value to an employee benefit plan in accordance with this paragraph.


  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or


                                                                   MCF-AEF 06/97
repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.


  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns Class A shares of a Multiple Class Fund, not subject to a contingent deferred sales charge, Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, Class C shares not subject to a contingent deferred sales charge, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM TAX-FREE INTERMEDIATE SHARES or AIM TAX-EXEMPT CASH FUND can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own either Class A shares subject to a contingent deferred sales charge, or Class B or Class C shares subject to a contingent deferred sales charge of a Multiple Class Fund can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.


  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.


  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM ADVISOR CASH MANAGEMENT FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.


  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the


                                                                   MCF-AEF 06/97
draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.


  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.


  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).


                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE


  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds (except AIM ADVISOR CASH MANAGEMENT FUND), listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; shares of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.



                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY SHARES
     CLASS A                           FUND -- CLASS A                       AIM TAX-FREE INTERMEDIATE SHARES
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME
     CLASS A                           FUND -- CLASS A                       NO LOAD FUNDS:
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES
     VALUE FUND -- CLASS A             FUND -- CLASS A                       AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A            AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               AIM INCOME FUND -- CLASS A                   -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT               AIM TAX-EXEMPT CASH FUND
   AIM ADVISOR REAL ESTATE             FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM AGGRESSIVE GROWTH               FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM ASIA-PACIFIC GROWTH             FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM BALANCED FUND -- CLASS A        FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM TAX-EXEMPT BOND FUND
   AIM CAPITAL DEVELOPMENT             OF CONNECTICUT
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM WEINGARTEN FUND -- CLASS A
   AIM CONSTELLATION
     FUND -- CLASS A
   AIM EUROPEAN CAPITAL GROWTH
     FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A



  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM ADVISOR CASH MANAGEMENT FUND or AIM TAX-EXEMPT CASH FUND; (ii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares and shares of all other AIM Funds may be exchanged for Class A shares, except for Class A shares of AIM ADVISOR CASH MANAGEMENT FUND; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares, except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND; (vi) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (vii) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and
(viii) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares. DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE



                                                                   MCF-AEF 06/97

(WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:


                                                                                                       MULTIPLE CLASS FUNDS:
                                                             LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                      FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------             -----------------------  -----------------  --------------  --------------
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds    Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund or any     Fund or any Lower Load
                    Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load Funds    Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                    acquired upon exchange of any
                    Load Fund. Otherwise, difference
                    in sales charge will apply.
No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund.           Fund or any Lower Load
                    Difference in sales charge will    Fund; otherwise, Of-
                    apply if No Load shares were       fering Price.
                    acquired upon exchange of Lower
                    Load Fund shares.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C.........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value



  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.


  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.


  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and



                                                                   MCF-AEF 06/97

Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."


  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares of Multiple Class Funds or among Class C shares of Multiple Class Funds. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.


--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.


  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-



                                                                   MCF-AEF 06/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.


  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds. Shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996; or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of the AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.



  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code
Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund and (5) effected by AIM of its investment in Class B or Class C shares.



  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of disability.


  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;


          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;


          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.


                                                                   MCF-AEF 06/97

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; and (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."


  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow

                                                                   MCF-AEF 06/97
reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.



  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND , AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.



  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that Class A, Class B and Class C shares of the Multiple Class Funds, and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.


  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.


                                                                   MCF-AEF 06/97

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT
FUND) at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from AIM LIMITED MATURITY TREASURY SHARES or AIM TAX-FREE INTERMEDIATE SHARES, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.



  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares of the Multiple Class Funds or shares of any other AIM Fund, and who subsequently reinvest a portion or all of the value of the redeemed shares in shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B [or Class C] shares.


--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE


  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.


                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.


                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid semiannually    semiannually       annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIA-PACIFIC GROWTH FUND..............  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN CAPITAL GROWTH FUND..........  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY SHARES......  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE SHARES..........  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually


  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.


  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.



  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares



                                                                   MCF-AEF 06/97

(except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND). Dividends on Class A, Class B and Class C shares and AIM Cash Reserve Shares may also be affected by other class-specific expenses.


  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.


  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from, AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.


  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of inter-


                                                                   MCF-AEF 06/97
est on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.


  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.


--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND and AIM LIMITED MATURITY TREASURY SHARES, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.


  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.


  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                                                                   MCF-AEF 06/97

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


                                                                   MCF-AEF 06/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").


                                                                   MCF-AEF 06/97

[AIM LOGO APPEARS HERE]      THE AIM FAMILY OF FUNDS (--Registered Trademark--)


Investment Advisor
A I M Advisors, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Principal Underwriter
A I M Distributors, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Building
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

                                                           [APPLICATION INSIDE]


[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

RETAIL CLASSES OF AIM EQUITY FUNDS, INC.

AIM BLUE CHIP FUND
     (Growth)

PROSPECTUS

AUGUST 4, 1997


This Prospectus contains information about the AIM BLUE CHIP FUND ("BLUE CHIP" or the "Fund"), one of six separate investment portfolios comprising series of AIM Equity Funds, Inc. (the "Company"), an open-end, series, management investment company.

The Fund is a diversified portfolio with an investment objective of long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in common stocks, convertible securities and bonds of Blue Chip companies (i.e., companies which possess leading market characteristics and certain financial characteristics).


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated August 4, 1997, has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling
(800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                             PAGE                                                     PAGE
                                             ----                                                     ----
SUMMARY..................................       2          How to Purchase Shares.................     A-1
THE FUND.................................       4          Terms and Conditions of Purchase of the
  Table of Fees and Expenses.............       4             AIM Funds...........................     A-2
  Financial Highlights...................       6          Special Plans..........................     A-9
  Performance............................       7          Exchange Privilege.....................    A-11
  Investment Program.....................       8          How to Redeem Shares...................    A-13
  Management.............................      11          Determination of Net Asset Value.......    A-17
  Organization of the Company............      14          Dividends, Distributions and Tax
INVESTOR'S GUIDE TO THE AIM FAMILY OF                         Matters.............................    A-18
  FUNDS(R)...............................     A-1          General Information....................    A-20
  Introduction to The AIM Family of                      APPLICATION INSTRUCTIONS.................     B-1
     Funds...............................     A-1


                                    SUMMARY
--------------------------------------------------------------------------------

THE FUND


  A I M Equity Funds, Inc. (the "Company") was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified, open-end, series management investment company. The Fund is a series of the Company comprising a separate investment portfolio that acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered, diversified, management investment company, on June 3, 1996 in a transaction involving a reorganization of the BBC Fund (the "Reorganization"). Currently, the Company offers six series comprising six separate investment portfolios, each of which pursues unique investment objectives. This Prospectus relates to Class A, Class B and Class C shares of BLUE CHIP. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in common stocks, convertible securities and bonds of Blue Chip companies (which AIM defines as companies which possess leading market characteristics and certain financial characteristics). While current income is a secondary objective, most of the stocks in the Fund's portfolio are expected to pay dividends. There is no assurance that the investment objective of the Fund will be achieved. For more complete information on the Fund's investment policies, see "Investment Program." The Fund may invest in futures, options and foreign securities. Investments in these instruments involve certain risks, which are described in detail under "Investment Program -- Certain Investment Strategies and Policies."


  The Company also offers other classes of shares in five other investment portfolios, AIM AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH"), AIM CAPITAL DEVELOPMENT FUND ("CAPITAL DEVELOPMENT"), AIM CHARTER FUND ("CHARTER"), AIM CONSTELLATION FUND ("CONSTELLATION") and AIM WEINGARTEN FUND ("WEINGARTEN") (collectively, with BLUE CHIP, the "Funds"), each of which pursues unique investment objectives. All of such other Funds (except AGGRESSIVE GROWTH) offer multiple classes of shares to different types of investors. The shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about AGGRESSIVE GROWTH, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION or WEINGARTEN call (800) 347-4246. See "General Information."

  The assets of each Fund are invested in a separate portfolio. Each class of a Fund shares a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for the current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of the shares of such class. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."


  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997, (the "Master Advisory Agreement"). AIM, together with its subsidiaries, manages or advises 46 investment company portfolios (including the
Fund). As of July   , 1997, the total assets of the investment company
portfolios advised or managed by AIM or its subsidiaries were approximately
$     billion. Under the Master Advisory Agreement, AIM receives a fee for its services based on the Fund's average daily net assets. Under a Master Administrative Services Agreement dated as of February 28, 1997, (the "Master Administrative Services Agreement") between the Company and AIM, AIM may receive reimbursement of its costs to perform certain accounting and other administrative services to the Fund. Under a Transfer Agency and Service Agreement, as amended, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.


  The total advisory fees paid by the Fund are higher than those paid by many other investment companies of all sizes and investment objectives.

  PURCHASING SHARES. Investors may select Class A, Class B or Class C shares of the Fund at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."


  CLASS A SHARES -- Shares are offered at net asset value plus a sales charge of 5.50% of the public offering price (5.82% of the net amount invested). The sales charge is reduced on purchases of $25,000 or more.

  CLASS B SHARES -- Shares are offered at net asset value without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.


  CLASS C SHARES -- Shares are offered at net asset value without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.



  Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."



  SUITABILITY FOR INVESTORS. An investor in Class A, Class B or Class C shares of the Fund should consider the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B or Class C shares to the investor who qualifies for reduced initial sales charges, as described above. Therefore, AIM Distributors will reject any order for purchase of more than $250,000 for Class B shares.



  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."


  REDEEMING SHARES. Class A shareholders of the Fund may redeem all or a portion of their shares at the Fund's net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."


  Class B shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."



  Class C shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."


  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."


  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK AND AIM INSTITUTIONAL FUNDS ARE REGISTERED SERVICE MARKS AND LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN AND AIMFUNDS.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------


TABLE OF FEES AND EXPENSES



  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The annual fund operating expenses for Class A shares set forth in the table have been restated for the current fiscal year using the current fees that would have been applicable had they been in effect during the previous fiscal period. The fees and expenses for Class B and Class C shares set forth in the table are based on the estimated expenses for the current fiscal year.



                                                              CLASS A    CLASS B    CLASS C
                                                              -------    -------    -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a
     percentage of offering price)..........................  5.50%(1)   None       None
  Maximum sales load imposed on reinvested dividends and
     distributions..........................................  None       None       None
  Deferred sales load (as a percentage of original purchase
     price or redemption proceeds,
     whichever is lower)....................................  None(2)    5.00%      1.00%
  Redemption fees...........................................  None       None       None
  Exchange fee..............................................  None       None       None

Annual Fund Operating Expenses (as a percentage of average
  net assets) (after fee waivers)
  Management fee (after fee waiver)(3)......................   .68%       .68%       .68%
  12b-1 fees(4).............................................   .35%      1.00%      1.00%
  Other Expenses:
     Transfer Agent fees and costs..........................   .06%       .06%       .06%
     All other expenses.....................................   .22%       .22%       .22%
                                                              ----       ----       ----
Total fund operating expenses (after fee waivers)...........  1.31%      1.96%      1.96%
                                                              ====       ====       ====


---------------

(1) The rules of the SEC require that the maximum sales charge be reflected in the table even though certain investors may qualify for reduced sales charges. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions" below for more information about applicable sales charges.

(2) Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months after such purchases were made. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."


(3) AIM has agreed to waive fees for two years to the extent necessary to keep the expense ratio for Class A shares at 1.31%. Without such waiver the Management fee for each class would be 0.75% per annum, and total fund operating expenses for Class A shares would be 1.38% and for Class B shares and Class C shares would be 2.03%.


(4) As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Fund, however, AIM estimates that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLES. An investor would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

 1 year.....................................................  $ 68
 3 years....................................................  $ 94
 5 years....................................................  $123
10 years....................................................  $204

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and subject to a contingent deferred sales charge for 18 months following purchase.

  An investor would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 year......................................................  $ 70
3 years.....................................................  $ 92

  An investor would pay the following expenses on the same $1,000 investment in Class B shares of the Fund, assuming no redemption at the end of each time period:

1 year......................................................  $ 20
3 years.....................................................  $ 62

  THE CLASS A SHARES EXAMPLE IS BASED UPON RESTATED EXPENSES FOR THE CURRENT FISCAL YEAR, AND THE CLASS B SHARES EXAMPLE IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


  Shown below for the periods indicated are per share data, ratios and supplemental data of the Fund. The data for Class A and Class B shares for the six-month period ended April 30, 1997, is unaudited. The data for the Class A shares for the period ended September 30, 1996, the one month period ended October 31, 1996 and the data for the Class B shares, for the period October 1, 1996 (date operations commenced for Class B shares) through October 31, 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request from AIM Distributors. The data for the eight years ended September 30, 1995, has been audited by Price Waterhouse LLP, independent accountants. The Financial Highlights should be read in conjunction with the financial statements and notes thereto also included in the Statement of Additional Information. On June 3, 1996, the Fund acquired the investment portfolio of the BBC Fund in connection with the Reorganization. All historical financial information contained in this prospectus for periods prior to June 3, 1996 relating to Class A shares of Blue Chip is that of the BBC Fund, which was advised during that period by Robert W. Baird & Co. Incorporated. Class C shares commenced operations on August [4], 1997.


--------------------------------------------------------------------------------

                                                                                      SEPTEMBER 30,
                                   APRIL 30,      OCTOBER 31,   ----------------------------------------------------------
                                     1997            1996       1996(a)     1995      1994      1993      1992      1991
            CLASS A:               ---------      -----------   --------   -------   -------   -------   -------   -------
Net asset value, beginning of
 period..........................   $  26.08        $   25.56   $  23.83   $ 19.22   $ 18.89   $ 18.24   $ 16.77   $ 13.60
Income from investment
 operations:
 Net investment income...........       0.07             0.00       0.33      0.14      0.15      0.19      0.20      0.23
 Net realized and unrealized
   gains (losses) on
   investments...................       2.51             0.52       4.61      5.05      1.24      0.63      1.48      3.19
                                    --------        ---------   --------   -------   -------   -------   -------   -------
 Total from investment
   operations....................       2.58             0.52       4.94      5.19      1.39      0.82      1.68      3.42
Less distributions:
 Dividends from net investment
   income........................      (0.05)              --      (0.21)    (0.12)    (0.21)    (0.17)    (0.21)    (0.25)
 Distributions from net realized
   gains.........................      (2.17)              --      (3.00)    (0.46)    (0.85)       --        --        --
                                    --------        ---------   --------   -------   -------   -------   -------   -------
 Total distributions.............      (2.22)              --      (3.21)    (0.58)    (1.06)    (0.17)    (0.21)    (0.25)
                                    --------        ---------   --------   -------   -------   -------   -------   -------
Net asset value, end of period...   $  26.44        $   26.08   $  25.56   $ 23.83   $ 19.22   $ 18.89   $ 18.24   $ 16.77
                                    ========        =========   ========   =======   =======   =======   =======   =======
Total return(b)..................      10.75%            2.04%     22.39%    27.84%     7.69%     4.54%    10.10%    25.52%
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)......................   $318,366        $ 120,448   $106,415   $71,324   $60,115   $65,112   $61,601   $46,958
 Ratio of expenses to average net
   assets........................       1.30%(c)(d)(e)        1.30%(e)     1.26%(e)     1.3%     1.4%     1.3%     1.4%     1.5%
 Ratio of net investment income
   to average net assets.........       0.84%(c)(f)        0.12%(f)     0.53%(f)     0.7%     0.8%     1.0%     1.2%     1.6%
 Portfolio turnover rate.........         29%              10%        58%       17%       13%       25%        5%        9%
Average Brokerage Commission
 Rate(e).........................   $ 0.0622        $  0.0665   $ 0.0696       N/A       N/A       N/A       N/A       N/A

                                          SEPTEMBER 30,
                                   ---------------------------
                                    1990      1989      1988
            CLASS A:               -------   -------   -------
Net asset value, beginning of
 period..........................  $ 13.82   $ 11.48   $ 13.10
Income from investment
 operations:
 Net investment income...........     0.25      0.24      0.12
 Net realized and unrealized
   gains (losses) on
   investments...................    (0.20)     2.25     (1.68)
                                   -------   -------   -------
 Total from investment
   operations....................     0.05      2.49     (1.56)
Less distributions:
 Dividends from net investment
   income........................    (0.27)    (0.15)    (0.02)
 Distributions from net realized
   gains.........................       --        --     (0.04)
                                   -------   -------   -------
 Total distributions.............    (0.27)    (0.15)    (0.06)
                                   -------   -------   -------
Net asset value, end of period...  $ 13.60   $ 13.82   $ 11.48
                                   =======   =======   =======
Total return(b)..................     0.34%    21.98%   (11.81)%
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)......................  $31,706   $21,170   $18,681
 Ratio of expenses to average net
   assets........................      1.6%      1.7%      2.2%
 Ratio of net investment income
   to average net assets.........      2.0%      1.9%      3.3%
 Portfolio turnover rate.........       12%       15%       15%
Average Brokerage Commission
 Rate(e).........................      N/A       N/A       N/A


---------------

(a) The Fund changed investment advisors on June 3, 1996.

(b) Does not deduct sales charges and periods for less than one year are not annualized.


(c) Ratios are annualized and based on average net assets of $204,702,290.



(d) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.



(e) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.37% (annualized), 1.37% (annualized) and 1.28% for the periods ended 1997, October 31, 1996 and September 30, 1996, respectively.



(f) After waiver of fees and/or expense reimbursements. Ratios of net investment income to average net assets prior to waiver of fees and/or expense reimbursements were 0.77% (annualized), 0.05% (annualized) and 0.51% for the periods ended 1997, October 31, 1996 and September 30, 1996, respectively. Ratios of expenses and net investment income to average net assets prior to fee waivers are 1.28% and 0.50%, respectively.



(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                                              APRIL 30,        OCTOBER 31,
                                                                1997              1996
                          CLASS B:                            ---------        -----------
Net asset value, beginning of period........................   $  26.07          $   25.56
Income from investment operations:
 Net investment income (loss)...............................       0.01              (0.01)
 Net realized and unrealized gains (losses) on
   investments..............................................       2.49               0.52
                                                               --------          ---------
   Total from investment operations.........................       2.50               0.51
                                                               --------          ---------
Less Distributions:
 Dividends from net income..................................      (0.03)                --
 Distributions from net realized gains......................      (2.17)                --
                                                               --------          ---------
   Total distributions......................................      (2.20)                --
                                                               --------          ---------
Net asset value, end of period..............................   $  26.37          $   26.07
                                                               ========          =========
Total return(a).............................................      10.42%              2.00%
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).................................................   $115,917          $   8,101
 Ratio of expenses to average net assets(a).................       2.10%(b)(c)(d)     2.01%(d)
 Ratio of net investment income (loss)
   to average net assets....................................       0.04%(b)(e)       (0.58)%(e)
 Portfolio turnover rate....................................         29%                10%
Average Brokerage Commission Rate(f)........................   $ 0.0622          $  0.0665


---------------

(a) Does not deduct sales charges and periods for less than one year are not annualized.


(b) Ratios are annualized and based on average net assets of $49,891,750.



(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expense to average net assets would have been the same.



(d) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 2.17% (annualized) and 2.08% (annualized) for the periods 1997-1996, respectively.



(e) After waiver of fees and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to waiver of fees and/or expense reimbursements were (0.03)% (annualized) and (0.65)% (annualized) for the periods 1997-1996, respectively.



(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.


--------------------------------------------------------------------------------

PERFORMANCE


  The Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Fund will disclose the maximum sales charge imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund.



  Standardized total return for Class A shares of the Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of the Fund reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares of the Fund reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.


  Total return shows the overall value, including changes in share price and assuming all the dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of investments, the maturity and the operating expense ratio of the Fund.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return. The performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of AIM's portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  The Company has six series, each of which is a separate investment portfolio -- AGGRESSIVE GROWTH, BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION and WEINGARTEN. AGGRESSIVE GROWTH, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION and WEINGARTEN are offered to investors pursuant to separate prospectuses.


  Blue Chip's primary investment objective is to provide long-term growth of capital. Current income is a secondary objective. It is anticipated that the major portion of Blue Chip's portfolio will ordinarily be invested in common stocks, convertible securities and bonds of Blue Chip companies (i.e., companies with leading market positions and which possess strong financial characteristics, as described below). While current income is a secondary objective, most of the stocks in the Fund's portfolio are expected to pay dividends. There can, of course, be no assurance that the Fund will in fact achieve its objectives since all investments are inherently subject to market risks.


  Blue Chip will invest primarily (at least 65% of its total assets) in the common stocks of Blue Chip companies as determined by AIM. These companies will have the potential for above-average growth in earnings or be well established in their respective industries. The Fund will generally invest in large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) which possess the following characteristics:

  - MARKET CHARACTERISTICS

    Blue Chip companies are those which occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can in turn lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have:

    -- superior growth prospects compared with other companies in the same industry;

    -- possession of proprietary technology with the potential to bring about major changes within an industry; and/or

    -- leading sales within an industry, or the potential to become a market leader.

  - FINANCIAL CHARACTERISTICS

  A Blue Chip company possesses at least one of the following attributes:

    -- faster earnings growth than its competitors and the market in general;

    -- higher profit margins relative to its competitors;

    -- strong cash flow relative to its competitors; and/or

    -- a balance sheet with relatively low debt and a high return on equity relative to its competitors.

  The Fund will diversify among industries and therefore will not invest 25% or more of its total assets in any one industry. Under normal market conditions, Blue Chip's portfolio will be diversified among industries in a manner similar to the industry diversification of broad market indices.

  When AIM believes securities other than common stocks offer opportunity for long-term growth of capital and income, the Fund may invest in United States government securities, corporate bonds and debentures and convertible preferred stocks and debt securities. The Fund will invest only in debt securities (other than convertible debt securities) which are rated as "Investment Grade" by either Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's"). Debt securities in the lowest investment grade (e.g., rated BBB by S&P or Baa by Moody's) have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity on the part of the issuer to make principal and interest payments than is the case with higher grade bonds. The Fund will limit its investments in convertible securities to those in which the underlying common stock is a suitable investment for the Fund without regard to debt rating category, but will not invest more than 10% of its total assets in convertible securities. The Fund may invest in United States government securities and corporate bonds and debentures when AIM believes interest rates on such investments may decline thereby potentially increasing the market value of such securities or to meet the additional investment objective of producing current income. Under normal market conditions, the Fund expects at all times to have at least 80% of its total assets invested in securities which AIM believes offer opportunity for long-term growth of capital or income.

  The Fund may invest up to 25% of total assets in securities of issuers domiciled in foreign countries and engage in the purchase and sale of put and call options in an amount up to 25% of its net assets. For the risks involved in investing in foreign securities, see "Risk Factors Regarding Foreign Securities" below. The Fund may invest up to 10% of its total assets in securities of other investment companies.

  The investment objectives of the Fund are fundamental policies of the Fund and cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

   CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of its objectives and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

  TEMPORARY DEFENSIVE MEASURES. The Fund has adopted a temporary defensive policy which permits it to invest without limitation in short-term instruments, such as Treasury bills and other U.S. Government and governmental agency securities, taxable municipal securities, bank obligations, commercial paper and repurchase agreements with a maturity of one year or less, as a temporary defensive measure during abnormal market or economic conditions when the Fund's investment adviser deems it appropriate. The Fund may also invest in short-term instruments as a reserve for expenses or anticipated redemptions, as necessary, to the extent permitted by its fundamental and non-fundamental investment policies. To the extent that the Fund invests to a significant degree in these instruments, its ability to achieve its investment objectives may be adversely affected.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Repurchase agreements are not included in the Fund's restrictions on lending.

  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts and may also purchase options on stock index futures as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will only enter into futures contracts, or purchase options thereon, in order to hedge the value of its portfolio against changes in market conditions. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. See the Statement of Additional Information for a description of the Fund's investments in futures contracts and options on futures contracts, including certain related risks. The Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would not exceed 5% of the market value of the Fund's total assets.


  OPTION CONTRACTS. The Fund may write (sell) covered call options, purchase put options and may engage in strategies employing combinations of covered put and call options. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes. The Funds may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."



  All covered call options must remain covered as long as the option is open. A call option is "covered" if the Fund owns the underlying security covered by the call. If an option expires unexercised, the writer realizes a gain in the amount of the premium received. If the option is exercised, a gain or loss will be recognized from the sale or purchase of the underlying security depending upon the relationship between the market price and strike price of the security. Prior to its expiration, an option may be closed out by means of a purchase of an offsetting option.


  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of the Fund permit the use of options on securities comprising no more than 25% of the value of the Fund's net assets. The Fund's policies with respect to the use of options may be changed by the Company's Board of Directors without shareholder approval.

  ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  RULE 144A SECURITIES. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors, taking into account such factors as: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in foreign securities which may be payable in U.S. or foreign currencies and publicly traded in the United States or abroad. For purposes of computing such limitation, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized securities exchange or traded in an over-the-counter market.

  FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest for the settlement of transactions.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

  Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on the United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Fund invests have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  Emerging Markets. Foreign securities purchased by the Fund may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. The estimated portfolio turn-over rate for the Fund is less than 100%. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

  Reference is made to the Statement of Additional Information for additional descriptions of the Fund's investment policies and the risks associated with the permitted investments of the Fund.

  The investment policies stated above are not fundamental policies of the Fund and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, including the following:

  BORROWING. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes. The Fund may borrow amounts from banks up to 10% of the value of its total assets, including the proceeds of such borrowing, and may secure such borrowings by pledging up to 20% of the value of its total assets.

  The foregoing investment restriction is a matter of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Fund, see the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT


  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Fund, including the Master Advisory Agreement with AIM, the Master Administrative Service Agreement with AIM, the Master Distribution Agreement with AIM Distributors as the distributor of the shares of the Fund, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with AFS as transfer agent. The day-to-day operations of the Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Information concerning the Board of Directors of the Company may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent of AIM. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.



  INVESTMENT ADVISOR. AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to the Master Advisory Agreement. AIM was organized in 1976, and, together with its subsidiaries, advises or manages 46 investment company portfolios (including the
Fund). As of July   , 1997, the total assets of the investment company
portfolios advised or managed by AIM and its subsidiaries were approximately
$     billion. AIM is a wholly owned subsidiary of AIM Management.


  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM will not be liable to the Fund or its shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the Investment Company Act of 1940 (the "1940 Act").

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  Prior to the Reorganization, Robert W. Baird & Co. Incorporated ("Baird") served as the investment advisor to the BBC Fund. Baird is an indirect partially-owned subsidiary of The Northwestern Mutual Life Insurance Company and is controlled by such firm. Baird is a securities broker-dealer and investment adviser providing brokerage, research, investment banking and investment advisory services to individuals, trusts, estates, corporations and other institutional clients. Baird received a fee from the BBC Fund for the investment advisory services it provided in an amount equal to 0.74% of the average daily net assets of the BBC Fund.


  ADMINISTRATOR. The Company has entered into the Master Administrative Services Agreement with AIM pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Master Administrative Services Agreement, the Fund reimburses AIM for expenses incurred by AIM or its subsidiaries in connection with such services.


  Prior to the Reorganization, Fiduciary Management, Inc. ("FMI") provided such administrative services to the BBC Fund. In return for such services, FMI received a fee from the BBC Fund in an amount equal to 0.1% per annum of the first $30 million of its daily net assets and 0.05% per annum on the daily net assets over $30 million.

  FEE WAIVERS. AIM may in its discretion, from time to time, agree to voluntarily waive all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.


  ADVISORY FEES. As compensation for its services AIM is entitled to receive an investment advisory fee in an amount equal to 0.75% of the first $350 million the Fund's average daily net assets and 0.625% of its average daily net assets over $350 million. AIM is also entitled to receive reimbursement of administrative services costs incurred on behalf of the Fund. For the fiscal year ended September 30, 1996, AIM received total advisory fees (net of fee waivers) of $188,544 which represented 0.68% of the Fund's average daily net assets. This represents AIM advisory fees on an annualized basis based on the average daily net assets of the Fund since AIM acquired the assets of BBC Fund. For the period October 1, 1996 through October 31, 1996, AIM received total advisory fees (net of fee waivers) of $68,229 which represented 0.68% (annualized) of the Fund's average daily net assets.



  DISTRIBUTOR. The Company has entered into a Master Distribution Agreement, dated as of August 2, 1997 on behalf of Class A and Class C shares of the Fund, and has entered into a Master Distribution Agreement, dated as of February 28, 1997, on behalf of Class B shares of the Fund (individually referred to as the "Distribution Agreement" or collectively as the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the shares of the Fund. The address of AIM Distributors is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. Certain directors and officers of the Company are affiliated with AIM Distributors.


  The Distribution Agreements provide that AIM Distributors has the exclusive right to distribute shares of the Fund through affiliated broker-dealers and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Fund at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares resulting from the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


  DISTRIBUTION PLAN. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Fund.



  Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.35% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.



  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. In addition, certain banks who have entered into a Bank Shareholder Service Agreement and who sells shares of the Fund on an agency basis, may receive payments pursuant to the Class A and C Plan. Administrators of retirement plans may also be paid fees to offset costs of services. The Company will obtain a representation from financial institutions that they will be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; overhead of AIM Distributors; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to dealers under a dealer incentive program; and costs of administering the Class A and C Plan. The fees payable to selected dealers, banks and retirement plan administrators who participate in the program are calculated at the annual rate of 0.25% of the average daily net asset value of the Fund's shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A and C Plan.



  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to its Class B shares. Of such amount the Fund pays a service fee of 0.25% of the average daily net assets attributable to its Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to the Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of the Fund.


  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.



  [Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.]


  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the majority of the outstanding shares of the applicable class.


  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.


  For additional information concerning the operation of the Plans see the Statement of Additional Information.

PORTFOLIO MANAGERS


  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.



  Jonathan C. Schoolar, Joel E. Dobberpuhl and Monika H. Degan are primarily responsible for the day-to-day management of Blue Chip. Mr. Schoolar is Senior Vice President and Director of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, Vice President of AIM and Senior Vice President of the Company and has been responsible for the Fund since 1996. He has been associated with AIM and/or its subsidiaries since 1986 and has 14 years of experience as an investment professional. Mr. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1996. He has been associated with AIM and/or its subsidiaries since 1990 and has eight years of experience as an investment professional. Ms. Degan has been responsible for the Fund since 1997. She has been associated with AIM and/or its subsidiaries since 1995 and has six years of experience as an investment professional. Prior to joining AIM, Ms. Degan was Senior Financial Analyst for Shell Oil Co. Pension Trust from 1991 to 1995.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY


  The Company was organized in 1988 as a Maryland corporation, and is registered with the Commission as a diversified, open-end, series, management investment company. The Company currently consists of six separate portfolios: CHARTER and WEINGARTEN, each of which has retail classes of shares consisting of Class A, Class B and Class C shares and an Institutional Class; CONSTELLATION, which has retail classes of shares consisting of Class A and Class C shares and an Institutional Class; AGGRESSIVE GROWTH, which has a retail class of shares consisting of Class A shares; and BLUE CHIP and CAPITAL DEVELOPMENT, which have retail classes of shares consisting of Class A, Class B and Class C shares. The Company's common stock is classified into eighteen different classes. Each class represents an interest in one of six portfolios. The Fund acquired the investment portfolio of the BBC Fund on June 3, 1996 in the Reorganization.


  Each class of shares of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, such as those associated with shareholder servicing of their shares, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to the distribution plan for that class.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares of a Fund, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  A Fund shareholder is entitled to such dividends payable out of the net assets of the Fund as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of the Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Fund. Fractional shares of the Fund have the same rights as full shares to the extent of their proportionate interest.


  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
              TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:


            AIM ADVISOR CASH MANAGEMENT FUND*             AIM GLOBAL GROWTH FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL INCOME FUND
            AIM ADVISOR INCOME FUND                       AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM HIGH YIELD FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INCOME FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERMEDIATE GOVERNMENT FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM ASIA-PACIFIC GROWTH FUND                  AIM LIMITED MATURITY TREASURY SHARES
            AIM BALANCED FUND                             AIM MONEY MARKET FUND*
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND*
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE SHARES
            AIM EUROPEAN CAPITAL GROWTH FUND              AIM VALUE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM WEINGARTEN FUND



* Shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.


  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:

                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739


                                                                   MCF-AEF 06/97

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS


  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND (other than AIM AGGRESSIVE GROWTH FUND), collectively, the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that shares of AIM TAX-EXEMPT CASH FUND, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds (except Class C shares of AIM ADVISOR CASH MANAGEMENT
FUND) are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.



                                                                   MCF-AEF 06/97

SALES CHARGES AND DEALER CONCESSIONS


  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.


                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25          5.54         4.50
 $ 50,000 but less than $  100,000                   4.75          4.99         4.00
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   3.00          3.09         2.50
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT; and the Class A shares of each of AIM ADVISOR INCOME FUND, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.


                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%         4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00          4.17         3.25
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   2.50          2.56         2.00
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


                                                                   MCF-AEF 06/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%         1.01%        0.75%
 $100,000 but less than $  250,000                   0.75          0.76         0.50
 $250,000 but less than $1,000,000                   0.50          0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.


  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds. Payment with respect to Class C shares will equal 1.00% of the purchase price (0.60% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price (0.35% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. The portion of the payments to AIM Distributors under the Class C Plan attributable to Class C shares which constitute an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME
FUND) is intended in part to permit AIM Distributors to recoup a portion of such on-going sales commission [plus financing costs].



                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.


  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.


  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.



     CLASS A SHARES (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."


     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Class B Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Class B Plan payments associated with Class B shares. See "Management -- Distribution Plans."


     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. The Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT
     FUND) are subject, however, to Class A and C Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem -- Multiple Distribution System."



     Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND and AIM CASH RESERVE SHARES of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution
     System -- Class C Shares"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND, are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.



                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon and NYSE Close on each business day of AIM MONEY MARKET FUND.



  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees.


  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500.

REDUCTIONS IN INITIAL SALES CHARGES


  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;


                                                                   MCF-AEF 06/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.


  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.


  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.


  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM



                                                                   MCF-AEF 06/97

Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.


  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms up to 1.00% of the net asset value of any shares of the Load Funds (as defined on page A-10 herein) up to 0.10% of the net asset value of any shares of AIM LIMITED MATURITY TREASURY SHARES, and up to 0.25% of the net asset value of any shares of all other AIM Funds sold at net asset value to an employee benefit plan in accordance with this paragraph.


  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or


                                                                   MCF-AEF 06/97
repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.


  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns Class A shares of a Multiple Class Fund, not subject to a contingent deferred sales charge, Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, Class C shares not subject to a contingent deferred sales charge, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM TAX-FREE INTERMEDIATE SHARES or AIM TAX-EXEMPT CASH FUND can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own either Class A shares subject to a contingent deferred sales charge, or Class B or Class C shares subject to a contingent deferred sales charge of a Multiple Class Fund can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.


  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.


  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM ADVISOR CASH MANAGEMENT FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.


  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the


                                                                   MCF-AEF 06/97
draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.


  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.


  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).


                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE


  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds (except AIM ADVISOR CASH MANAGEMENT FUND), listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; shares of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.



                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY SHARES
     CLASS A                           FUND -- CLASS A                       AIM TAX-FREE INTERMEDIATE SHARES
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME
     CLASS A                           FUND -- CLASS A                       NO LOAD FUNDS:
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES
     VALUE FUND -- CLASS A             FUND -- CLASS A                       AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A            AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               AIM INCOME FUND -- CLASS A                   -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT               AIM TAX-EXEMPT CASH FUND
   AIM ADVISOR REAL ESTATE             FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM AGGRESSIVE GROWTH               FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM ASIA-PACIFIC GROWTH             FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM BALANCED FUND -- CLASS A        FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM TAX-EXEMPT BOND FUND
   AIM CAPITAL DEVELOPMENT             OF CONNECTICUT
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM WEINGARTEN FUND -- CLASS A
   AIM CONSTELLATION
     FUND -- CLASS A
   AIM EUROPEAN CAPITAL GROWTH
     FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A



  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM ADVISOR CASH MANAGEMENT FUND or AIM TAX-EXEMPT CASH FUND; (ii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares and shares of all other AIM Funds may be exchanged for Class A shares, except for Class A shares of AIM ADVISOR CASH MANAGEMENT FUND; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares, except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND; (vi) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (vii) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and
(viii) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares. DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE



                                                                   MCF-AEF 06/97

(WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:


                                                                                                       MULTIPLE CLASS FUNDS:
                                                             LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                      FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------             -----------------------  -----------------  --------------  --------------
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds    Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund or any     Fund or any Lower Load
                    Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load Funds    Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                    acquired upon exchange of any
                    Load Fund. Otherwise, difference
                    in sales charge will apply.
No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund.           Fund or any Lower Load
                    Difference in sales charge will    Fund; otherwise, Of-
                    apply if No Load shares were       fering Price.
                    acquired upon exchange of Lower
                    Load Fund shares.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C.........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value



  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.


  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.


  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and



                                                                   MCF-AEF 06/97

Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."


  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares of Multiple Class Funds or among Class C shares of Multiple Class Funds. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.


--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.


  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-



                                                                   MCF-AEF 06/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.


  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds. Shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996; or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of the AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.



  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code
Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund and (5) effected by AIM of its investment in Class B or Class C shares.



  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of disability.


  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;


          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;


          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.


                                                                   MCF-AEF 06/97

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; and (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."


  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow

                                                                   MCF-AEF 06/97
reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.



  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND , AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.



  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that Class A, Class B and Class C shares of the Multiple Class Funds, and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.


  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.


                                                                   MCF-AEF 06/97

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT
FUND) at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from AIM LIMITED MATURITY TREASURY SHARES or AIM TAX-FREE INTERMEDIATE SHARES, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.



  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares of the Multiple Class Funds or shares of any other AIM Fund, and who subsequently reinvest a portion or all of the value of the redeemed shares in shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B [or Class C] shares.


--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE


  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.


                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.


                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid semiannually    semiannually       annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIA-PACIFIC GROWTH FUND..............  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN CAPITAL GROWTH FUND..........  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY SHARES......  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE SHARES..........  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually


  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.


  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.



  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares



                                                                   MCF-AEF 06/97

(except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND). Dividends on Class A, Class B and Class C shares and AIM Cash Reserve Shares may also be affected by other class-specific expenses.


  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.


  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from, AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.


  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of inter-


                                                                   MCF-AEF 06/97
est on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.


  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.


--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND and AIM LIMITED MATURITY TREASURY SHARES, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.


  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.


  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                                                                   MCF-AEF 06/97

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


                                                                   MCF-AEF 06/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").


                                                                   MCF-AEF 06/97

[AIM LOGO APPEARS HERE]        THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Principal Underwriter
A I M Distributors, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Building
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246 or write to the address shown above and request a free prospectus. Please read the prospectus carefully before you invest or send money.

                                                          [APPLICATION INSIDE]

[AIM LOGO APPEARS HERE]        THE AIM FAMILY OF FUNDS--Registered Trademark--

RETAIL CLASSES OF AIM EQUITY FUNDS, INC.

AIM CAPITAL DEVELOPMENT FUND
        (Growth)

PROSPECTUS

AUGUST 4, 1997


This Prospectus contains information about the AIM CAPITAL DEVELOPMENT FUND ("CAPITAL DEVELOPMENT" or the "Fund"), one of six separate investment portfolios comprising series of AIM Equity Funds, Inc. (the "Company"), an open-end, series, management investment company.

The Fund is a diversified portfolio with an investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks, convertible securities and bonds.


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated August 4, 1997, has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1-800-347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                             PAGE                                                     PAGE
                                             ----                                                     ----
SUMMARY..................................       2          How to Purchase Shares.................     A-1
THE FUND.................................       4          Terms and Conditions of Purchase of the
  Table of Fees and Expenses.............       4             AIM Funds...........................     A-2
  Financial Highlights...................       5          Special Plans..........................     A-9
  Performance............................       6          Exchange Privilege.....................    A-11
  Investment Program.....................       6          How to Redeem Shares...................    A-13
  Management.............................       9          Determination of Net Asset Value.......    A-17
  Organization of the Company............      12          Dividends, Distributions and Tax
INVESTOR'S GUIDE TO THE AIM FAMILY OF                         Matters.............................    A-18
  FUNDS(R)...............................     A-1          General Information....................    A-20
  Introduction to The AIM Family of                      APPLICATION INSTRUCTIONS.................     B-1
     Funds...............................     A-1


                                    SUMMARY
--------------------------------------------------------------------------------

THE FUND


  The Company was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified, open-end, series management investment company. The Fund is a series of the Company comprising a separate investment portfolio that commenced business operations on June 17, 1996. AIM Equity Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, diversified, series, management investment company. Currently, the Company offers six series comprising six separate investment portfolios, each of which pursues unique investment objectives. This Prospectus relates to Class A, Class B and Class C shares of CAPITAL DEVELOPMENT. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks, convertible securities and bonds. There is no assurance that the investment objective of the Fund will be achieved. For more complete information on the Fund's investment policies, see "Investment Program." The Fund may invest in futures, options and foreign securities. Investments in these instruments involve certain risks, which are described in detail under "Investment Program -- Certain Investment Strategies and Policies."


  The Company also offers other classes of shares in five other investment portfolios, AIM AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH"), AIM BLUE CHIP FUND ("BLUE CHIP"), AIM CHARTER FUND ("CHARTER"), AIM CONSTELLATION FUND ("CONSTELLATION") and AIM WEINGARTEN FUND ("WEINGARTEN"), (collectively, with CAPITAL DEVELOPMENT, the "Funds") each of which pursues unique investment objectives. All such other Funds (except AGGRESSIVE GROWTH) offer multiple classes of shares to different types of investors. The shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about AGGRESSIVE GROWTH, BLUE CHIP, CHARTER, CONSTELLATION or WEINGARTEN call (800) 347-4246. See "General Information."

  The assets of each Fund are invested in a separate portfolio. Each class of a Fund shares a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for the current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of the shares of such class. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."


  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997 (the "Master Advisory Agreement"). AIM, together with its subsidiaries, manages or advises 46 investment company portfolios (including the Fund). As of July , 1997, the total assets of the investment company portfolios advised or
managed by AIM or its subsidiaries were approximately $   billion. Under the
Master Advisory Agreement, AIM receives a fee for its services based on the Fund's average daily net assets. Under a Master Administrative Services Agreement dated as of February 28, 1997, as amended (the "Master Administrative Services Agreement") between the Company and AIM, AIM may receive reimbursement of its costs to perform certain accounting and other administrative services to the Fund. Under a Transfer Agency and Service Agreement, as amended, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.


  The total advisory fees paid by the Fund are higher than those paid by many other investment companies of all sizes and investment objectives.


  PURCHASING SHARES. Investors may select Class A, Class B or Class C shares of the Fund at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

  CLASS A SHARES -- Shares are offered at net asset value plus a sales charge of 5.50% of the public offering price (5.82% of the net amount invested). The sales charge is reduced on purchases of $25,000 or more.

  CLASS B SHARES -- Shares are offered at net asset value without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.


  CLASS C SHARES -- Shares are offered at net asset value without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.



  Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."



  SUITABILITY FOR INVESTORS. An investor in Class A, Class B or Class C shares of the Fund should consider the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B or Class C shares to the investor who qualifies for reduced initial sales charges, as described above. Therefore, AIM Distributors will reject any order for purchase of more than $250,000 for Class B shares.



  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."


  REDEEMING SHARES. Class A shareholders of the Fund may redeem all or a portion of their shares at the Fund's net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."


  Class B shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."



  Class C shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."


  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."


  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK AND AIM INSTITUTIONAL FUNDS ARE REGISTERED SERVICE MARKS AND LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN AND AIMFUNDS.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------


TABLE OF FEES AND EXPENSES


  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table are based on the estimated average net assets of the Fund's current fiscal year.


                                                              CLASS A    CLASS B    CLASS C
                                                              -------    -------    -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a
     percentage of offering price)..........................  5.50%(1)    None       None
  Maximum sales load imposed on reinvested dividends and
     distributions..........................................  None        None       None
  Deferred sales load (as a percentage of original purchase
     price or redemption proceeds, whichever is lower)......  None(2)     5.00%      1.00%
  Redemption fees...........................................  None        None       None
  Exchange fee..............................................  None        None       None
Annual Fund Operating Expenses (as a percentage of average
  net assets) (after fee waivers)
  Management fees(3) (after fee waivers)....................   .68%        .68%       .68%
  12b-1 fees(4).............................................   .35%       1.00%      1.00%
  Other Expenses............................................   .31%        .31%       .31%
                                                              ----        ----       ----
  Total fund operating expenses (after fee waivers).........  1.34%       1.99%      1.99%
                                                              ====        ====       ====


---------------

1 The rules of the SEC require the maximum sales charge to be reflected in the table even though certain investors may qualify for reduced sales charges. See the discussion of "Terms and Conditions of Purchase of the AIM
   Funds -- Sales Charges and Dealer Concessions" below for more information about applicable sales charges.

2 Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months after such purchases were made. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."


3 AIM has agreed to waive fees for one year to the extent necessary to keep the expense ratio for Class A shares at 1.34%. Without such waiver, the Management fee for each class would be 0.75% per annum, and total fund operating expenses for Class A shares would be 1.41% and for Class B shares and Class C shares would be 2.06%.


4 As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Fund, however, AIM estimates that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLES. An investor would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

 1 year.....................................................   $68
 3 years....................................................   $95

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and subject to a contingent deferred sales charge for 18 months following purchase.

  An investor would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 year......................................................   $70
3 years.....................................................   $92

  An investor would pay the following expenses on the same $1,000 investment in Class B shares of the Fund, assuming no redemption at the end of each time period:

1 year......................................................   $20
3 years.....................................................   $62

  An investor would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



1 year......................................................    $30
3 years.....................................................    $62



  An investor would pay the following expenses on the same $1,000 investment in Class C shares of the Fund, assuming no redemption at the end of each time period:



1 year......................................................    $20
3 years.....................................................    $62


  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


  Shown below are the financial highlights for a share of Class A capital stock outstanding during the six-month period ended April 30, 1997, and the period June 17, 1996 (date operations commenced) through October 31, 1996 and for a share of Class B capital stock outstanding during the six-month period ended April 30, 1997, and the period October 1, 1996 (date sales commenced) through October 31, 1996. The data for the Class A shares during the period June 17, 1996 through October 31, 1996, and for the Class B shares during the period October 1, 1996 through October 31, 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request from AIM Distributors. Class C shares commenced operations on August [4], 1997.



                                                             CLASS A                      CLASS B
                                                   --------------------------     --------------------------
                                                   APRIL 30,                      APRIL 30,
                                                     1997              1996         1997              1996
                                                   ---------         --------     ---------         --------
Net asset value, beginning of period.............   $  11.09         $  10.00      $  11.08         $  11.26
                                                    --------         --------      --------         --------
Income from investment operations:
  Net investment income (loss)...................      (0.04)           (0.01)(a)     (0.05)           (0.01)(a)
                                                    --------         --------      --------         --------
  Net gains (losses) on securities (both realized
     and unrealized).............................      (0.84)            1.10         (0.86)           (0.17)
                                                    --------         --------      --------         --------
          Total from investment operations.......      (0.88)            1.09         (0.91)           (0.18)
                                                    --------         --------
Net asset value, end of period...................   $  10.21         $  11.09      $  10.17         $  11.08
                                                    ========         ========      ========         ========
Total return(b)..................................      (7.94)%          10.90%        (8.21)%          (1.60)%
                                                    ========         ========      ========         ========
Ratios/supplemental data:
Net assets, end of period (000s omitted).........   $310,036         $251,253      $105,359         $ 22,435
                                                    ========         ========      ========         ========
Ratio of expenses to average net assets(d).......       1.34%(c)(e)      1.35%(g)      2.04%(c)(f)      1.89%(h)
                                                    ========         ========      ========         ========
Ratio of net investment income (loss) to average
  net assets(c)..................................      (0.78)%(c)(e)    (0.29)%(g)    (1.47)%(c)(f)    (0.83)%(h)
                                                    ========         ========      ========         ========
Portfolio turnover rate..........................         21%              13%           21%              13%
                                                    ========         ========      ========         ========
Average broker commission rate...................   $ 0.0533         $ 0.0550      $ 0.0533         $ 0.0550
                                                    ========         ========      ========         ========


(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.


(c) After fee waivers. Ratios are annualized and based on average net assets of $309,062,782 for the Class A shares and $75,715,935 for the Class B shares.



(d) Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same for the Class A and B shares.



(e) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 1.46% and (0.89)%, respectively, for Class A shares.



(f) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 2.15% and (1.59)%, respectively, for Class B shares.



(g) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 1.60% and (0.54)%, respectively, for Class A shares.



(h) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 2.28% and (1.22)%, respectively, for Class B shares.

    ----------------------------------------------------------------------------

   PERFORMANCE


  The Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Fund will disclose the maximum sales charge imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund.



  Standardized total return for Class A shares of the Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of the Fund reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares of the Fund reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.


  Total return shows the overall value, including changes in share price and assuming all the dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of investments, the maturity and the operating expense ratio of the Fund.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return. The performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of AIM's portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  The Company has six series, each of which is a separate investment portfolio -- AGGRESSIVE GROWTH, BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION and WEINGARTEN. AGGRESSIVE GROWTH, BLUE CHIP, CHARTER, CONSTELLATION and WEINGARTEN are offered to investors pursuant to separate prospectuses.


  The investment objective of the Fund is long-term capital appreciation. Production of income is incidental to this objective. The Fund's principal investments are in common stocks, convertible securities and bonds. There can, of course, be no assurance that the Fund will in fact achieve its objective since all investments are inherently subject to market risks.


  The Fund will invest primarily in securities of small and medium-sized companies (i.e., companies which fall in the smallest 85% by market capitalization of publicly traded companies in the United States). Among factors that AIM may consider when selecting investments in a company for the Fund are
(i) the growth prospects for a company's products, (ii) the economic outlook for its industry, (iii) a company's new product development, (iv) its operating management capabilities, (v) the relationship between the price of the security and its estimated fundamental value, (vi) relevant market, economic and political environments and (vii) financial characteristics such as balance sheet analysis and return on assets. The Fund may invest in issuers making initial public offerings of their securities if AIM determines that the issuer has good prospects for growth.

  The Fund may invest up to 25% of its total assets in the securities of issuers domiciled in foreign countries and engage in the purchase and sale of put and call options in an amount up to 25% of its net assets. For the risk involved in investing in foreign securities, see "Risk Factors Regarding Foreign Securities" below. The Fund may also invest up to 10% of its total assets in securities of other registered investment companies.

  The investment objective of the Fund is a fundamental policy of the Fund and cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of its objectives and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

  TEMPORARY DEFENSIVE MEASURES. The Fund has adopted a temporary defensive policy which permits it to invest without limitation in short-term instruments, such as Treasury bills and other U.S. Government and governmental agency securities, taxable municipal securities, bank obligations, commercial paper and repurchase agreements with a maturity of one year or less, as a temporary defensive measure during abnormal market or economic conditions when the Fund's investment adviser deems it appropriate. The Fund may also invest in short-term investments as a reserve for expenses or anticipated redemptions, as necessary, to the extent permitted by its fundamental and non-fundamental investment policies. To the extent that the Fund invests to a significant degree in these instruments, its ability to achieve its investment objectives may be adversely affected.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Repurchase agreements are not included in the Fund's restrictions on lending.

  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts and may also purchase options on stock index futures as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will only enter into futures contracts, or purchase options thereon, in order to hedge the value of its portfolio against changes in market conditions. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. See the Statement of Additional Information for a description of the Fund's investments in futures contracts and options on futures contracts, including certain related risks. The Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would not exceed 5% of the market value of the Fund's total assets.


  OPTION CONTRACTS. The Fund may write (sell) covered call options, purchase put options and engage in strategies employing combinations of covered call and put options. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes. The Funds may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."



  All covered call options must remain covered as long as the option is open. A call option is "covered" if the Fund owns the underlying security covered by the call. If an option expires unexercised, the writer realizes a gain in the amount of the premium received. If the option is exercised, a gain or loss will be recognized from the sale or purchase of the underlying security depending upon the relationship between the market price and strike price of the security. Prior to its expiration, an option may be closed out by means of a purchase of an offsetting option.


  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of the Fund permit the use of options involving securities comprising no more than 25% of the value of the Fund's net assets. The Fund's policies with respect to the use of options may be changed by the Company's Board of Directors, without shareholder approval.

  ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  CONVERTIBLE SECURITIES. The Fund does not intend to invest more than 5% of its net assets in convertible securities.

  SHORT SALES "AGAINST THE BOX". The Fund may enter into short sales transactions. The Fund will make short sales of securities only when the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. Such short sales will be used for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of the Fund's net assets be deposited or pledged as collateral for such sales at any time.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  RULE 144A SECURITIES. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors, taking into account such factors as: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in foreign securities which may be payable in U.S. or foreign currencies and publicly traded in the United States or abroad. For purposes of computing such limitation, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized securities exchange or traded in an over-the-counter market.

  FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rate between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit more than 10% of its total assets to foreign exchange hedges.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments in ADRs, EDRs or similar securities also may entail some or all of the risks set forth below.

  Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Fund invests have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  Emerging Markets. Foreign securities purchased by the Fund may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. The estimated portfolio turnover rate for the Fund is less than 100%. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

  Reference is made to the Statement of Additional Information for additional descriptions of the Fund's investment policies and the risks associated with the permitted investments of the Fund.

  The investment policies stated above are not fundamental policies of the Fund and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, including the following:

  BORROWING. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes. The Fund may borrow amounts from banks provided that no borrowing may exceed one-third of the value of its total assets, including the proceeds of such borrowing, and may secure such borrowings by pledging up to one-third of the value of its total assets.

  The foregoing investment restriction is a matter of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Fund, see the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT


  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Fund, including the Master Advisory Agreement with AIM, the Master Administrative Service Agreement with AIM, the Master Distribution Agreement with AIM Distributors as the distributor of the shares of the Fund, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with AFS as transfer agent. The day-to-day operations of the Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Information concerning the Board of Directors of the Company may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent of AIM. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.



  INVESTMENT ADVISOR. AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to the Master Advisory Agreement. AIM was organized in 1976, and, together with its subsidiaries, advises or manages 46 investment company portfolios (including the
Fund). As of July , 1997, the total assets of the investment company portfolios advised or managed by AIM and its subsidiaries were approximately $ billion. AIM is a wholly owned subsidiary of AIM Management.


  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM will not be liable to the Fund or its shareholders except in the case of AIM's willful misfea-sance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the Investment Company Act of 1940 (the "1940 Act").

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  The Master Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders and all other charges and costs of the Fund's operations unless otherwise explicitly provided.


  ADMINISTRATOR. The Company has entered into the Master Administrative Services Agreement with AIM pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Master Administrative Services Agreement, the Fund reimburses AIM for expenses incurred by AIM or its subsidiaries in connection with such services.


  FEE WAIVERS. AIM may in its discretion, from time to time, agree to voluntarily waive all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

  ADVISORY FEES. As compensation for its services AIM is entitled to receive an investment advisory fee in an amount equal to 0.75% of the first $350 million of the Fund's average daily net assets and 0.625% of its average daily net assets over $350 million. AIM is also entitled to receive reimbursement of administrative services costs incurred on behalf of the Fund. For the fiscal period ended October 31, 1996, AIM received total advisory fees (net of fee waivers) of $280,248 which represented 0.49% of the Fund's average daily net assets on an annualized basis.


  DISTRIBUTOR. The Company has entered into a Master Distribution Agreement, dated as of August 2, 1997, on behalf of Class A and Class C shares of the Fund, and has entered into a Master Distribution Agreement, dated February 28, 1997, on behalf of Class B shares of the Fund (individually referred to as the "Distribution Agreement" or collectively as the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly-owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of the shares of the Fund. The address of AIM Distributors is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. Certain directors and officers of the Company are affiliated with AIM Distributors.


  The Distribution Agreements provide that AIM Distributors has the exclusive right to distribute shares of the Fund through affiliated broker-dealers and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Fund at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares resulting from the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


  DISTRIBUTION PLAN. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Fund.



  Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.35% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.



  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. In addition, certain banks who have entered into a Bank Shareholder Service Agreement and who sells shares of a Fund on an agency basis, may receive payments pursuant to the Class A and C Plan. Administrators of retirement plans may also be paid fees to offset costs of services. The Company will obtain a representation from financial institutions that they will be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; overhead of AIM Distributors; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to dealers under a dealer incentive program; and costs of administering the Class A and C Plan. The fees payable to selected dealers, banks and retirement plan administrators who participate in the program are calculated at the annual rate of 0.25% of the average daily net asset value of the Class A or Class C shares of the Fund that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A and C Plan.



  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee. Payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors are characterized as an asset-based sales charge. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.


  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to its Class B shares. Of such amount the Fund pays a service fee of 0.25% of the average daily net assets attributable to its Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to the Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of the Fund.


  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.



  [Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.]


  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the majority of the outstanding shares of the applicable class.


  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.


  For additional information concerning the operation of the Plans see the Statement of Additional Information.

PORTFOLIO MANAGERS


  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

  Edgar M. Larsen and Kenneth A. Zschappel are primarily responsible for the day-to-day management of Capital Development. Mr. Larsen is a Vice President of AIM Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM. Mr. Larsen joined AIM in 1996 as a portfolio manager of equity funds. Mr. Larsen has been responsible for the Fund since 1996 and has 31 years of experience as an investment professional. Prior to joining AIM, he was Senior Vice President of John Hancock Advisers, Inc. in Houston and the portfolio manager of that firm's emerging growth fund. Mr. Zschappel joined AIM in 1990 and has been responsible for the Fund since 1996 and has six years of experience as an investment professional. In 1992, he became a portfolio analyst for equity securities specializing in technology and healthcare. Mr. Zschappel currently serves as an Assistant Vice President of AIM Capital, and senior analyst for equity securities, working with small and mid-cap growth funds.


--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY


  The Company was organized in 1988 as a Maryland corporation, and is registered with the Commission as a diversified, open-end, series, management investment company. The Company currently consists of six separate portfolios: CHARTER and WEINGARTEN, each of which has retail classes of shares consisting of Class A, Class B and Class C shares and an Institutional Class; CONSTELLATION, which has retail classes of shares consisting of Class A and Class C shares and an Institutional Class; AGGRESSIVE GROWTH, which has a retail class of shares consisting of Class A shares; and BLUE CHIP and CAPITAL DEVELOPMENT, which have retail classes of shares consisting of Class A, Class B and Class C shares. The Company's common stock is classified into eighteen different classes. Each class represents an interest in one of six portfolios. The Company entered into an Agreement and Plan of Reorganization with Baird Capital Development Fund, Inc. pursuant to which Capital Development on August 12, 1996 acquired substantially all of the assets of Baird Capital Development Fund, Inc. in consideration for the Company issuing to shareholders of Baird Capital Development Fund, Inc. Class A shares of CAPITAL DEVELOPMENT having an aggregate net asset value equal to the value of the assets acquired by CAPITAL DEVELOPMENT.


  Each class of shares of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, such as those associated with the shareholder servicing of their shares, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to the distribution plan for that class.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares of a Fund, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  A Fund shareholder is entitled to such dividends payable out of the net assets of the Fund as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of the Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Fund. Fractional shares of the Fund have the same rights as full shares to the extent of their proportionate interest.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
              TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:


            AIM ADVISOR CASH MANAGEMENT FUND*             AIM GLOBAL GROWTH FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL INCOME FUND
            AIM ADVISOR INCOME FUND                       AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM HIGH YIELD FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INCOME FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERMEDIATE GOVERNMENT FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM ASIA-PACIFIC GROWTH FUND                  AIM LIMITED MATURITY TREASURY SHARES
            AIM BALANCED FUND                             AIM MONEY MARKET FUND*
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND*
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE SHARES
            AIM EUROPEAN CAPITAL GROWTH FUND              AIM VALUE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM WEINGARTEN FUND



* Shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.


  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:

                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739


                                                                   MCF-AEF 06/97

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS


  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND (other than AIM AGGRESSIVE GROWTH FUND), collectively, the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that shares of AIM TAX-EXEMPT CASH FUND, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds (except Class C shares of AIM ADVISOR CASH MANAGEMENT
FUND) are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.



                                                                   MCF-AEF 06/97

SALES CHARGES AND DEALER CONCESSIONS


  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.


                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25          5.54         4.50
 $ 50,000 but less than $  100,000                   4.75          4.99         4.00
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   3.00          3.09         2.50
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT; and the Class A shares of each of AIM ADVISOR INCOME FUND, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.


                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%         4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00          4.17         3.25
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   2.50          2.56         2.00
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


                                                                   MCF-AEF 06/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%         1.01%        0.75%
 $100,000 but less than $  250,000                   0.75          0.76         0.50
 $250,000 but less than $1,000,000                   0.50          0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.


  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds. Payment with respect to Class C shares will equal 1.00% of the purchase price (0.60% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price (0.35% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. The portion of the payments to AIM Distributors under the Class C Plan attributable to Class C shares which constitute an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME
FUND) is intended in part to permit AIM Distributors to recoup a portion of such on-going sales commission [plus financing costs].



                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.


  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.


  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.



     CLASS A SHARES (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."


     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Class B Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Class B Plan payments associated with Class B shares. See "Management -- Distribution Plans."


     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. The Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT
     FUND) are subject, however, to Class A and C Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem -- Multiple Distribution System."



     Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND and AIM CASH RESERVE SHARES of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution
     System -- Class C Shares"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND, are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.



                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon and NYSE Close on each business day of AIM MONEY MARKET FUND.



  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees.


  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500.

REDUCTIONS IN INITIAL SALES CHARGES


  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;


                                                                   MCF-AEF 06/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.


  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.


  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.


  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM



                                                                   MCF-AEF 06/97

Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.


  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms up to 1.00% of the net asset value of any shares of the Load Funds (as defined on page A-10 herein) up to 0.10% of the net asset value of any shares of AIM LIMITED MATURITY TREASURY SHARES, and up to 0.25% of the net asset value of any shares of all other AIM Funds sold at net asset value to an employee benefit plan in accordance with this paragraph.


  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or


                                                                   MCF-AEF 06/97
repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.


  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns Class A shares of a Multiple Class Fund, not subject to a contingent deferred sales charge, Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, Class C shares not subject to a contingent deferred sales charge, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM TAX-FREE INTERMEDIATE SHARES or AIM TAX-EXEMPT CASH FUND can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own either Class A shares subject to a contingent deferred sales charge, or Class B or Class C shares subject to a contingent deferred sales charge of a Multiple Class Fund can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.


  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.


  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM ADVISOR CASH MANAGEMENT FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.


  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the


                                                                   MCF-AEF 06/97
draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.


  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.


  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).


                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE


  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds (except AIM ADVISOR CASH MANAGEMENT FUND), listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; shares of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.



                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY SHARES
     CLASS A                           FUND -- CLASS A                       AIM TAX-FREE INTERMEDIATE SHARES
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME
     CLASS A                           FUND -- CLASS A                       NO LOAD FUNDS:
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES
     VALUE FUND -- CLASS A             FUND -- CLASS A                       AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A            AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               AIM INCOME FUND -- CLASS A                   -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT               AIM TAX-EXEMPT CASH FUND
   AIM ADVISOR REAL ESTATE             FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM AGGRESSIVE GROWTH               FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM ASIA-PACIFIC GROWTH             FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM BALANCED FUND -- CLASS A        FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM TAX-EXEMPT BOND FUND
   AIM CAPITAL DEVELOPMENT             OF CONNECTICUT
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM WEINGARTEN FUND -- CLASS A
   AIM CONSTELLATION
     FUND -- CLASS A
   AIM EUROPEAN CAPITAL GROWTH
     FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A



  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM ADVISOR CASH MANAGEMENT FUND or AIM TAX-EXEMPT CASH FUND; (ii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares and shares of all other AIM Funds may be exchanged for Class A shares, except for Class A shares of AIM ADVISOR CASH MANAGEMENT FUND; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares, except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND; (vi) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (vii) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and
(viii) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares. DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE



                                                                   MCF-AEF 06/97

(WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:


                                                                                                       MULTIPLE CLASS FUNDS:
                                                             LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                      FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------             -----------------------  -----------------  --------------  --------------
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds    Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund or any     Fund or any Lower Load
                    Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load Funds    Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                    acquired upon exchange of any
                    Load Fund. Otherwise, difference
                    in sales charge will apply.
No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund.           Fund or any Lower Load
                    Difference in sales charge will    Fund; otherwise, Of-
                    apply if No Load shares were       fering Price.
                    acquired upon exchange of Lower
                    Load Fund shares.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C.........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value



  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.


  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.


  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and



                                                                   MCF-AEF 06/97

Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."


  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares of Multiple Class Funds or among Class C shares of Multiple Class Funds. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.


--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.


  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-



                                                                   MCF-AEF 06/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.


  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds. Shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996; or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of the AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.



  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code
Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund and (5) effected by AIM of its investment in Class B or Class C shares.



  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of disability.


  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;


          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;


          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.


                                                                   MCF-AEF 06/97

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; and (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."


  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow

                                                                   MCF-AEF 06/97
reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.



  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND , AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.



  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that Class A, Class B and Class C shares of the Multiple Class Funds, and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.


  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.


                                                                   MCF-AEF 06/97

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT
FUND) at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from AIM LIMITED MATURITY TREASURY SHARES or AIM TAX-FREE INTERMEDIATE SHARES, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.



  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares of the Multiple Class Funds or shares of any other AIM Fund, and who subsequently reinvest a portion or all of the value of the redeemed shares in shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B [or Class C] shares.


--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE


  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.


                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.


                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid semiannually    semiannually       annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIA-PACIFIC GROWTH FUND..............  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN CAPITAL GROWTH FUND..........  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY SHARES......  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE SHARES..........  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually


  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.


  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.



  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares



                                                                   MCF-AEF 06/97

(except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND). Dividends on Class A, Class B and Class C shares and AIM Cash Reserve Shares may also be affected by other class-specific expenses.


  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.


  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from, AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.


  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of inter-


                                                                   MCF-AEF 06/97
est on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.


  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.


--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND and AIM LIMITED MATURITY TREASURY SHARES, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.


  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.


  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                                                                   MCF-AEF 06/97

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


                                                                   MCF-AEF 06/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").


                                                                   MCF-AEF 06/97

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Principal Underwriter
A I M Distributors, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Building
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246 or write to the address shown above and request a free prospectus. Please read the prospectus carefully before you invest or send money.

                                                            [APPLICATION INSIDE]

[AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS(--Registered Trademark--)

RETAIL CLASS OF AIM EQUITY FUNDS, INC.

AIM CHARTER FUND
     (Growth and Income)

AIM WEINGARTEN FUND
        (Growth)

AIM CONSTELLATION FUND
(Capital Appreciation)

PROSPECTUS

AUGUST 4, 1997


This Prospectus contains information about the three mutual funds listed above (individually referred to as a "Fund" or collectively as the "Funds"), which are separate portfolios of AIM Equity Funds, Inc. (the "Company"), an open-ended, series, management investment company.

AIM CHARTER FUND ("CHARTER") is a diversified portfolio which seeks to provide growth of capital, with current income as a secondary objective. To accomplish its objectives, the Fund invests primarily in dividend-paying common stocks which have prospects for both growth of capital and dividend income.

AIM WEINGARTEN FUND ("WEINGARTEN") is a diversified portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

AIM CONSTELLATION FUND ("CONSTELLATION") is a diversified portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.


This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated August 4, 1997, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling
(800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.


THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                             PAGE                                                     PAGE
                                             ----                                                     ----
SUMMARY..................................       2          How to Purchase Shares.................     A-1
THE FUNDS................................       4          Terms and Conditions of Purchase of the
  Table of Fees and Expenses.............       4             AIM
  Financial Highlights...................       6             Funds...............................     A-2
  Performance............................      11          Special Plans..........................     A-9
  Investment Programs....................      11          Exchange Privilege.....................    A-11
  Management.............................      15          How to Redeem Shares...................    A-13
  Organization of the Company............      18          Determination of Net Asset Value.......    A-17
INVESTOR'S GUIDE TO THE AIM FAMILY OF                      Dividends, Distributions and Tax
  FUNDS(R)...............................     A-1             Matters.............................    A-18
  Introduction to The AIM Family of                        General Information....................    A-20
     Funds...............................     A-1        APPLICATION INSTRUCTIONS.................     B-1


                                    SUMMARY
--------------------------------------------------------------------------------

THE FUNDS


  AIM Equity Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, diversified, series, management investment company. Currently, the Company offers six series comprising six separate investment portfolios, each of which pursues unique investment objectives. This Prospectus relates to Class A, Class B and Class C shares of CHARTER and WEINGARTEN and Class A and Class C shares of CONSTELLATION, (the "Retail Class" or "Retail Classes"). The Company also offers other classes of shares in three other investment portfolios, AIM AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH"), AIM BLUE CHIP FUND ("BLUE CHIP") and AIM CAPITAL DEVELOPMENT FUND ("CAPITAL DEVELOPMENT") each of which pursues unique investment objectives. All such other Funds (except AGGRESSIVE GROWTH) offer multiple classes of shares to different types of investors. The shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about AGGRESSIVE GROWTH, BLUE CHIP and CAPITAL DEVELOPMENT call (800) 347-4246. See "General Information."


  The assets of each Fund are invested in a separate portfolio. The classes of each Fund share a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for the current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of the shares of such class. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."


  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as each Fund's investment advisor pursuant to a Master Investment Advisory Agreement. AIM, together with its subsidiaries, advises or manages 46 investment company portfolios. As of
July   , 1997, the total assets of the investment company portfolios advised or
managed by AIM or its subsidiaries were approximately $     billion. Under the
Master Investment Advisory Agreement dated as of February 28, 1997 (the "Master Advisory Agreement"), AIM receives a fee for its services based on each Fund's average daily net assets. Under the Master Administrative Services Agreement between the Company and AIM dated as of February 28, 1997 (the "Master Administrative Services Agreement"), AIM may receive reimbursement of its costs to perform certain accounting and other administrative services to the Funds. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Retail Classes of the Funds. Under the Master Sub-Advisory Agreement dated as of February 28, 1997 (the "Master Sub-Advisory Agreement") between AIM and A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, AIM Capital serves as sub-advisor for the Funds and receives compensation equal to 50% of the amount paid by the Funds to AIM. The total advisory fees paid by each Fund are higher than those paid by many other investment companies of all sizes and investment objectives. However, the effective fee paid by each Fund at its respective current size is lower than the fees paid by many other funds with similar investment objectives. See "Management."



  PURCHASING SHARES. Investors may select Class A, Class B or Class C shares of the Funds which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."


  CLASS A SHARES (ALL FUNDS) -- Shares are offered at net asset value plus any applicable initial sales charge.

  CLASS B SHARES (CHARTER AND WEINGARTEN ONLY) -- Shares are offered at net asset value without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the same Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

  CLASS C SHARES (ALL FUNDS) -- Shares are offered at net asset value without an initial sales charge and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.



  Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."



  SUITABILITY FOR INVESTORS. An investor in Class A, Class B or Class C shares of CHARTER or WEINGARTEN or Class A or Class C shares of CONSTELLATION should consider the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares or Class C to the investor who qualifies for reduced initial sales charges, as described above. Therefore, AIM Distributors will reject any order for purchase of more than $250,000 for Class B shares.



  EXCHANGE PRIVILEGE. The Funds are among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Funds may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."


  REDEEMING SHARES. Class A shareholders of the Funds may redeem all or a portion of their shares at the respective Fund's net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."


  Class B shareholders of the Funds may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."



  Class C shareholders of the Funds may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."



  DISTRIBUTIONS. The Funds currently declare and pay dividends from net investment income, if any, on a quarterly basis with respect to CHARTER and on an annual basis with respect to WEINGARTEN and CONSTELLATION. Each Fund makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of a Fund may be reinvested at current net asset value, (without payment of a sales charge) in additional shares of such class of the Fund or may be invested in shares of such class of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."



  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK AND AIM INSTITUTIONAL FUNDS ARE REGISTERED SERVICE MARKS AND LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN AND AIMFUNDS.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                   THE FUNDS
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES


  The following table is designed to help an investor in any of the Funds understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses for Class A and Class B shares, where applicable, of CHARTER, WEINGARTEN, and CONSTELLATION set forth in the table are based on the actual average net assets of each Fund for its 1996 fiscal year. The fees and expenses for the Class C shares of the Funds set forth in the table are based on the estimated expenses for the current fiscal year. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."



                                              CHARTER                     WEINGARTEN              CONSTELLATION
                                    ---------------------------   ---------------------------   -----------------
                                    CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS C
                                    -------   -------   -------   -------   -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum sales load imposed on
     purchase of shares (as a
     percentage of offering
     price).......................     5.50%     None      None      5.50%     None      None      5.50%     None
  Maximum sales load imposed on
     reinvested dividends and
     distributions................     None      None      None      None      None      None      None      None
  Deferred sales load (as a
     percentage of original
     purchase price or redemption
     proceeds, whichever is
     lower).......................     None(1)   5.00%     1.00%     None(1)   5.00%     1.00%     None(1)   1.00%
  Redemption fees.................     None      None      None      None      None      None      None      None
  Exchange fee....................     None      None      None      None      None      None      None      None
Annual Fund Operating Expenses
  (as a percentage of average net
  assets)
  Management fee (after fee
     waiver)......................      .63%*     .63%*     .63%*     .61%*     .61%*     .61%*     .61%*     .61%*
  12b-1 fees(2)...................      .30%     1.00%     1.00%      .30%     1.00%     1.00%      .30%     1.00%
  Other expenses:
     Transfer agent fees and
       costs......................      .15%      .27%      .27%      .18%      .30%      .30%      .19%      .30%
     Other........................      .04%      .04%      .04%      .03%      .04%      .04%      .04%      .04%
                                       ----      ----      ----      ----      ----      ----      ----      ----
     Total other expenses.........      .19%      .31%      .31%      .21%      .34%      .34%      .23%      .34%
                                       ----      ----      ----      ----      ----      ----      ----      ----
  Total fund operating expenses...     1.12%     1.94%     1.94%     1.12%     1.95%     1.95%     1.14%     1.95%
                                       ====      ====      ====      ====      ====      ====      ====      ====


---------------

 (1) Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

 (2) As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Fund, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

 * CHARTER'S, WEINGARTEN'S and CONSTELLATION'S investment advisor is currently waiving a portion of its fees. Had there been no fee waivers during the year, management fees would have been 0.64%, 0.64% and 0.63%, respectively, of average net assets. There can be no assurance that future waivers of fees (if any) will not vary from the figures reflected in the table.

EXAMPLES. An investor would pay the following expenses on a $1,000 investment in Class A shares of the Funds, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

                                                   CHARTER         WEINGARTEN        CONSTELLATION
                                                   -------         ----------        -------------
 1 year..........................................    $ 66              $ 66                 $ 66
 3 years.........................................    $ 89              $ 89                 $ 89
 5 years.........................................    $113              $113                 $114
10 years.........................................    $184              $184                 $186

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and subject to contingent deferred sales charge for 18 months following the date such shares were purchased.

  An investor would pay the following expenses on a $1,000 investment in Class B shares of CHARTER and WEINGARTEN, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                              CHARTER      WEINGARTEN
                                                               FUND           FUND
                                                               ----           ----
 1 year.....................................................   $ 70           $ 70
 3 years....................................................   $ 91           $ 91
 5 years....................................................   $125           $125
10 years....................................................   $205           $206

  An investor would pay the following expenses on the same $1,000 investment in Class B shares of CHARTER and WEINGARTEN, assuming no redemption at the end of each time period:

                                                              CHARTER      WEINGARTEN
                                                               FUND           FUND
                                                               ----           ----
 1 year.....................................................   $ 20           $ 20
 3 years....................................................   $ 61           $ 61
 5 years....................................................   $105           $105
10 years....................................................   $205           $206


  An investor would pay the following expenses on a $1,000 investment in Class C shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                               CHARTER      WEINGARTEN      CONSTELLATION
                                                FUND           FUND             FUND
                                                ----           ----             ----
 1 year......................................    $30           $30               $30
 3 years.....................................    $61           $61               $61



  An investor would pay the following expenses on the same $1,000 investment in Class C shares of the Funds, assuming no redemption at the end of each time period:



                                               CHARTER      WEINGARTEN      CONSTELLATION
                                                FUND           FUND             FUND
                                                ----           ----             ----
 1 year......................................    $20           $20               $20
 3 years.....................................    $61           $61               $61


  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF A PARTICULAR FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


  Shown below for the periods indicated are per share data, ratios and supplemental data (collectively, "data") for the Class A and Class B shares of each of the Funds. The data for Class A and Class B shares for the six-month period ended April 30, 1997, is unaudited. The data with respect to Class A shares of CHARTER for the fiscal years ended October 31, 1996, 1995 and 1994, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. The data with respect to Class A shares of CHARTER for the seven years ended October 31, 1993, has been audited by Tait, Weller & Baker, independent auditors. The data with respect to Class A shares of WEINGARTEN and CONSTELLATION for each of the years in the eight year period ended October 31, 1996, the ten months ended October 31, 1988 and year ended December 31, 1987 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. The data with respect to Class B shares of CHARTER and WEINGARTEN for the period June 26, 1995 through October 31, 1995 and the fiscal year ended October 31, 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. Class C shares of the Funds commenced operations on August [4], 1997.


   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       AIM CHARTER FUND -- CLASS A SHARES

                                                                                    YEAR ENDED OCTOBER 31,
                                          APRIL 30,           ------------------------------------------------------------------
                                             1997                1996           1995           1994         1993         1992
                                          ----------          ----------     ----------     ----------   ----------   ----------
Net asset value, beginning of period....  $    11.19          $    10.63     $     8.90     $     9.46   $     8.36   $     8.42
Income from investment operations:
  Net investment income.................        0.06                0.19           0.15           0.21         0.17         0.18
  Net gains (losses) on securities (both
    realized and unrealized)............        0.93                1.43           2.11          (0.45)        1.22         0.16
                                          ----------          ----------     ----------     ----------   ----------   ----------
  Total from investment operations......        0.99                1.62           2.26          (0.24)        1.39         0.34
                                          ----------          ----------     ----------     ----------   ----------   ----------
Less distributions:
  Dividends from net investment
    income..............................      (0.08)               (0.16)         (0.20)         (0.16)       (0.29)       (0.17)
  Distributions from capital gains......      (0.63)               (0.90)         (0.33)         (0.16)          --        (0.23)
                                          ----------          ----------     ----------     ----------   ----------   ----------
  Total distributions...................      (0.71)               (1.06)         (0.53)         (0.32)       (0.29)       (0.40)
                                          ----------          ----------     ----------     ----------   ----------   ----------
Net asset value, end of period..........  $    11.47          $    11.19     $    10.63     $     8.90   $     9.46   $     8.36
                                          ==========          ==========     ==========     ==========   ==========   ==========
Total return(a).........................        9.31%              16.70%         27.03%         (2.55)%      16.92%        4.17%
                                          ==========          ==========     ==========     ==========   ==========   ==========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $2,948,273          $2,647,208     $1,974,417     $1,579,074   $1,690,482   $1,256,151
                                          ==========          ==========     ==========     ==========   ==========   ==========
  Ratio of expenses to average net
    assets..............................        1.10%(b)(c)         1.12%          1.17%          1.17%        1.17%        1.17%
                                          ==========          ==========     ==========     ==========   ==========   ==========
  Ratio of net investment income to
    average net assets..................        0.98%(b)            1.81%          1.55%          2.32%        1.89%        2.14%
                                          ==========          ==========     ==========     ==========   ==========   ==========
  Portfolio turnover rate...............          95%                164%           161%           126%         144%          95%
                                          ==========          ==========     ==========     ==========   ==========   ==========
  Average broker commission rate(d).....  $   0.0628          $   0.0638            N/A            N/A          N/A          N/A
                                          ==========          ==========     ==========     ==========   ==========   ==========

                                                  YEAR ENDED OCTOBER 31,
                                          ---------------------------------------
                                            1991       1990      1989      1988
                                          --------   --------   -------   -------
Net asset value, beginning of period....  $   6.55   $   6.97   $  5.40   $  6.61
Income from investment operations:
  Net investment income.................      0.18       0.18      0.21      0.15
  Net gains (losses) on securities (both
    realized and unrealized)............      2.15       0.08      1.55      0.16
                                          --------   --------   -------   -------
  Total from investment operations......      2.33       0.26      1.76      0.31
                                          --------   --------   -------   -------
Less distributions:
  Dividends from net investment
    income..............................     (0.15)     (0.26)    (0.19)    (0.12)
  Distributions from capital gains......     (0.31)     (0.42)       --     (1.40)
                                          --------   --------   -------   -------
  Total distributions...................     (0.46)     (0.68)    (0.19)    (1.52)
                                          --------   --------   -------   -------
Net asset value, end of period..........  $   8.42   $   6.55   $  6.97   $  5.40
                                          ========   ========   =======   =======
Total return(a).........................     37.65%      3.86%    33.68%     5.90%
                                          ========   ========   =======   =======
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $443,546   $102,499   $70,997   $65,799
                                          ========   ========   =======   =======
  Ratio of expenses to average net
    assets..............................      1.29%      1.35%     1.35%     1.46%
                                          ========   ========   =======   =======
  Ratio of net investment income to
    average net assets..................      2.14%      2.51%     3.73%     2.83%
                                          ========   ========   =======   =======
  Portfolio turnover rate...............       144%       215%      131%      247%
                                          ========   ========   =======   =======
  Average broker commission rate(d).....       N/A        N/A       N/A       N/A
                                          ========   ========   =======   =======


---------------


(a) Does not deduct sales charges and are not annualized for periods less than one year.


(b) Ratios are annualized and based on average net assets of $2,885,632,617.


(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 1.09%.

(d) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                       AIM CHARTER FUND -- CLASS B SHARES


                                                                                                 PERIOD
                                                                                                JUNE 26,
                                                                                   YEAR           1995
                                                                                   ENDED         THROUGH
                                                               APRIL 30         OCTOBER 31,    OCTOBER 31,
                                                                 1997              1996           1995
                                                              -----------       -----------    -----------
Net asset value, beginning of period........................   $  11.18           $ 10.62        $  9.81
                                                               --------           -------
Income from investment operations:
  Net investment income.....................................       0.01              0.10           0.03
  Net gains (losses) on securities (both realized and
    unrealized).............................................       0.93              1.45           0.80
                                                               --------           -------
  Total from investment operations..........................       0.94              1.55           0.83
                                                               --------           -------
Less distributions:
  Dividends from net investment income......................     (0.04)             (0.09)         (0.02)
  Distributions from capital gains..........................     (0.63)             (0.90)            --
                                                               --------           -------
  Total distributions.......................................     (0.67)             (0.99)         (0.02)
                                                               --------           -------
Net asset value, end of period..............................   $  11.45           $ 11.18        $ 10.62
                                                               ========           =======
Total return(a).............................................       8.87%            15.90%          8.48%
                                                               ========           =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................   $752,281           $15,672        $67,592
                                                               ========           =======
  Ratio of expenses to average net assets...................       1.85%(b)(c)       1.94%(c)       1.98%(d)
                                                               ========           =======
  Ratio of net investment income to average net assets......       0.22%(b)          0.99%          0.74%(d)
                                                               ========           =======
  Portfolio turnover rate...................................         95%              164%           161%
                                                               ========           =======
  Average broker commission rate(e).........................   $ 0.0628           $0.0638            N/A
                                                               ========           =======


---------------

(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods less than one year.


(b) Ratios are annualized and based on average net assets of $646,072,131.


(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(d) Annualized.

(e) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                     AIM WEINGARTEN FUND -- CLASS A SHARES

                                                                                 OCTOBER 31,
                               APRIL 30,           -----------------------------------------------------------------------
                                  1997                1996           1995            1994           1993           1992
                               ----------          ----------     ----------      ----------     ----------     ----------
Net asset value, beginning of
 period......................  $    20.19          $    20.33     $    17.82      $    17.62     $    16.68     $    15.76
Income from investment
 operations:
 Net investment income.......          --                0.06             --            0.07           0.10           0.10
 Net gains (losses) on
   securities (both realized
   and unrealized)...........        1.04                2.51           4.36            0.57           0.93           0.98
                               ----------          ----------     ----------      ----------     ----------     ----------
 Total from investment
   operations................        1.04                2.57           4.36            0.64           1.03           1.08
                               ----------          ----------     ----------      ----------     ----------     ----------
Less distributions:
 Dividends from net
   investment income.........       (0.06)                 --          (0.07)          (0.11)         (0.09)         (0.07)
 Distributions from net
   realized
   capital gains.............       (2.24)              (2.71)         (1.78)          (0.33)            --          (0.09)
                               ----------          ----------     ----------      ----------     ----------     ----------
 Total distributions.........       (2.30)              (2.71)         (1.85)          (0.44)         (0.09)         (0.16)
                               ----------          ----------     ----------      ----------     ----------     ----------
Net asset value, end of
 period......................  $    18.93          $    20.19     $    20.33      $    17.82     $    17.62     $    16.68
                               ==========          ==========     ==========      ==========     ==========     ==========
Total return(b)..............        5.67%              14.81%         28.20%           3.76%          6.17%          6.85%
                               ==========          ==========     ==========      ==========     ==========     ==========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)............  $5,014,448          $4,977,493     $4,564,730      $3,965,858     $4,999,983     $5,198,835
                               ==========          ==========     ==========      ==========     ==========     ==========
 Ratio of expenses to average
   net assets(c).............        1.11%(c)(d)(e)       1.12%(e)       1.17%(e)       1.21%(e)       1.13%(e)       1.13%(e)
                               ==========          ==========     ==========      ==========     ==========     ==========
 Ratio of net investment
   income to average net
   assets(d).................        0.03%(e)(g)         0.33%(g)      (0.02)%(g)       0.45%(g)       0.62%(g)       0.60%(g)
                               ==========          ==========     ==========      ==========     ==========     ==========
 Portfolio turnover rate.....          68%                159%           139%            136%           109%            37%
                               ==========          ==========     ==========      ==========     ==========     ==========
 Average brokerage commission
   rate(h)...................  $   0.0622          $   0.0615            N/A             N/A            N/A            N/A
                               ==========          ==========     ==========      ==========     ==========     ==========
Borrowings for the period:
 Amount of debt outstanding
   at end
   of period.................          --                  --             --              --             --             --
 Average amount of debt
   outstanding during the
   period(i).................          --                  --     $  593,789              --             --             --
 Average number of shares
   outstanding during the
   period (000s
   omitted)(i)...............     264,280             248,189        229,272         249,351        314,490        246,273
 Average amount of debt per
   share during the period...          --                  --     $   0.0026              --             --             --

                                                OCTOBER 31,
                               ---------------------------------------------
                                  1991        1990        1989      1988(A)
                               ----------   --------   ----------   --------
Net asset value, beginning of
 period......................  $    11.15   $  12.32   $     9.23   $   8.36
Income from investment
 operations:
 Net investment income.......        0.11       0.09         0.10       0.07
 Net gains (losses) on
   securities (both realized
   and unrealized)...........        4.80      (0.56)        3.10       0.80
                               ----------   --------   ----------   --------
 Total from investment
   operations................        4.91      (0.47)        3.20       0.87
                               ----------   --------   ----------   --------
Less distributions:
 Dividends from net
   investment income.........       (0.09)     (0.06)       (0.11)        --
 Distributions from net
   realized
   capital gains.............       (0.21)     (0.64)          --         --
                               ----------   --------   ----------   --------
 Total distributions.........       (0.30)     (0.70)       (0.11)        --
                               ----------   --------   ----------   --------
Net asset value, end of
 period......................  $    15.76   $  11.15   $    12.32   $   9.23
                               ==========   ========   ==========   ========
Total return(b)..............       44.88%     (4.03)%      35.13%     10.41%
                               ==========   ========   ==========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)............  $2,534,331   $632,522   $  393,320   $297,284
                               ==========   ========   ==========   ========
 Ratio of expenses to average
   net assets(c).............        1.18%      1.25%        1.19%      1.08%(f)
                               ==========   ========   ==========   ========
 Ratio of net investment
   income to average net
   assets(d).................        0.72%      0.75%        0.96%      0.90%(f)
                               ==========   ========   ==========   ========
 Portfolio turnover rate.....          46%        79%          87%        93%
                               ==========   ========   ==========   ========
 Average brokerage commission
   rate(h)...................         N/A        N/A          N/A        N/A
                               ==========   ========   ==========   ========
Borrowings for the period:
 Amount of debt outstanding
   at end
   of period.................          --         --   $3,781,000         --
 Average amount of debt
   outstanding during the
   period(i).................          --   $485,359   $1,082,551   $228,587
 Average number of shares
   outstanding during the
   period (000s
   omitted)(i)...............     102,353     44,770       31,275     33,031
 Average amount of debt per
   share during the period...          --   $   .011   $     .035   $   .007


---------------


(a) The Fund changed investment advisors on September 30, 1988.


(b) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.


(c) Ratios are annualized and based on average net assets of $5,167,944,740.


(d) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.


(e) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.14%(annualized), 1.15%, 1.19%, 1.24%, 1.17% and 1.15% for the periods
    1997-1992, respectively.


(f) Annualized.


(g) After waiver of fees and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to waiver of fees and/or expense reimbursements were 0.00% (annualized), 0.30%, (0.04)%, 0.42%, 0.58% and
    0.58% for the periods 1997-1992, respectively.


(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.


(i)  Averages computed on a daily basis.

                     AIM WEINGARTEN FUND -- CLASS B SHARES


                                                                                                        PERIOD
                                                                                                       JUNE 26,
                                                                                      YEAR               1995
                                                                                      ENDED             THROUGH
                                                               APRIL 30,           OCTOBER 31,        OCTOBER 31,
                                                                 1997                 1996               1995
                                                               ---------           -----------        -----------
Net asset value, beginning of period........................   $  19.98             $  20.28            $ 18.56
Income from investment operations:
 Net investment income (loss)...............................      (0.05)               (0.05)(a)          (0.03)
 Net gains (losses) on securities (both realized and
   unrealized)..............................................       1.00                 2.46               1.75
                                                               --------             --------            -------
 Total from investment operations...........................       0.95                 2.41               1.72
                                                               --------             --------            -------
Less distributions:
 Distributions from net realized capital gains..............      (2.24)               (2.71)                --
                                                               --------             --------            -------
 Net asset value, end of period.............................   $  18.69             $  19.98            $ 20.28
                                                               ========             ========            =======
Total return(b).............................................      5.23%                13.95%              9.27%
                                                               ========             ========            =======
Ratios/supplemental data:
 Net assets, end of period (000s omitted)...................   $351,020             $267,459            $42,238
                                                               ========             ========            =======
 Ratio of expenses to average net assets....................       1.88%(c)(d)(e)       1.95%(e)           1.91%(e)(f)
                                                               ========             ========            =======
 Ratio of net investment income (loss) to average net
   assets...................................................      (0.74)%(c)(g)        (0.50)%(g)         (0.76)%(f)(g)
                                                               ========             ========            =======
 Portfolio turnover rate....................................        68%                  159%               139%
                                                               ========             ========            =======
 Average broker commission rate(h)..........................   $ 0.0622             $ 0.0615                N/A
                                                               ========             ========            =======
Borrowings for the period:
 Amount of debt outstanding at end of period (000s
   omitted).................................................         --                   --                 --
 Average amount of debt outstanding during the period (000s
   omitted)(i)..............................................         --                   --            $     3
 Average number of shares outstanding during the period
   (000s omitted)(i)........................................     16,619                7,956              1,036
 Average amount of debt per share during the period.........         --                   --            $0.0029


---------------

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $320,508,971.


(d) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.


(e) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.98% (annualized), 1.98% and 1.94% (annualized) for the periods 1997-1995, respectively.


(f) Annualized.


(g) After waiver of fees and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to waiver of fees and/or expense reimbursements were (0.53)% (annualized), (0.53)% and (0.79)% (annualized) for the periods 1997-1995, respectively.


(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.


(i) Averages computed on a daily basis.

                    AIM CONSTELLATION FUND -- CLASS A SHARES

                                                                                  OCTOBER 31,
                                      APRIL 30,        -----------------------------------------------------------------
                                        1997              1996              1995         1994         1993        1992
                                     ----------        -----------       ----------   ----------   ----------   --------
Net asset value, beginning of
 period............................  $     25.48       $     23.69       $    18.31   $    17.04   $    13.25   $  11.72
Income from investment operations:
 Net investment income (loss)......        (0.05)            (0.06)           (0.05)       (0.02)       (0.04)     (0.04)
 Net gains (losses) on securities
   (both realized and
   unrealized).....................        (0.54)             2.60             5.95         1.29         3.83       1.76
                                     ----------        -----------       ----------   ----------   ----------   --------
 Total from investment
   operations......................        (0.59)             2.54             5.90         1.27         3.79       1.72
                                     ----------        -----------       ----------   ----------   ----------   --------
Less distributions:
 Dividends from net investment
   income..........................          --                 --               --           --           --         --
 Distributions from capital
   gains...........................        (0.89)            (0.75)           (0.52)          --           --      (0.19)
                                     ----------        -----------       ----------   ----------   ----------   --------
 Total distributions...............        (0.89)            (0.75)           (0.52)          --           --      (0.19)
                                     ----------        -----------       ----------   ----------   ----------   --------
Net asset value, end of period.....  $     24.00       $     25.48       $    23.69   $    18.31   $    17.04   $  13.25
                                     ==========        ===========       ==========   ==========   ==========   ========
Total return(b)....................        (2.41)%           11.26%           33.43%        7.45%       28.60%     14.82%
                                     ==========        ===========       ==========   ==========   ==========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)........................  $11,505,286       $11,255,506       $7,000,350   $3,726,029   $2,756,497   $966,472
                                     ===========       ===========       ==========   ==========   ==========   ========
 Ratio of expenses to average net
   assets(c).......................         1.12%(d)(e)       1.14%            1.16%        1.20%        1.22%      1.21%
                                     ===========       ===========       ==========   ==========   ==========   ========
 Ratio of net investment income
   (loss) to average net
   assets(f).......................        (0.37)%(d)        (0.27)%          (0.32)%      (0.15)%      (0.31)%    (0.42)%
                                     ===========       ===========       ==========   ==========   ==========   ========
 Portfolio turnover rate...........           33%               58%              45%          79%          70%        62%
                                     ===========       ===========       ==========   ==========   ==========   ========
 Average broker commission
   rate(h).........................       0.0588       $    0.0596              N/A          N/A          N/A        N/A
                                     ===========       ===========       ==========   ==========   ==========   ========
Borrowings for the period:
 Amount of debt outstanding at end
   of period (000s omitted)........           --                --               --           --           --         --
 Average amount of debt outstanding
   during the period(i)............           --                --               --           --           --         --
 Average number of shares
   outstanding during the period
   (000s omitted)(i)...............      468,998           381,030          244,731      182,897      124,101     55,902
 Average amount of debt per share
   during the period...............           --                --               --           --           --         --

                                                      OCTOBER 31,
                                     ---------------------------------------------
                                       1991         1990         1989        1988(a)
                                     ---------   ----------   ----------   ----------
Net asset value, beginning of
 period............................  $    6.59   $     9.40   $     7.34   $     6.35
Income from investment operations:
 Net investment income (loss)......      (0.03)       (0.03)        0.01        (0.03)
 Net gains (losses) on securities
   (both realized and
   unrealized).....................       5.16        (1.23)        2.46         1.02
                                     ---------   ----------    ---------    ---------
 Total from investment
   operations......................       5.13        (1.26)        2.47         0.99
                                     ---------   ----------    ---------    ---------
Less distributions:
 Dividends from net investment
   income..........................         --        (0.01)          --           --
 Distributions from capital
   gains...........................         --        (1.54)       (0.41)          --
                                     ---------   ----------    ---------    ---------
 Total distributions...............         --        (1.55)       (0.41)          --
                                     ---------   ----------    ---------    ---------
Net asset value, end of period.....  $   11.72   $     6.59    $    9.40    $    7.34
                                     =========   ==========    =========    =========
Total return(b)....................      77.85%      (16.17)%      35.50%       15.59%
                                     =========   ==========    =========    =========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)........................  $ 342,835   $   83,304    $  74,731    $  78,272
                                     =========   ==========    =========    =========
 Ratio of expenses to average net
   assets(c).......................       1.35%        1.37%        1.36%        1.30(g)
                                     =========   ==========    =========    =========
 Ratio of net investment income
   (loss) to average net
   assets(f).......................      (0.41)%      (0.44)%       0.07%       (0.57)%(g)
                                     =========   ==========    =========    =========
 Portfolio turnover rate...........        109%         192%         149%         131%
                                     =========   ==========    =========    =========
 Average broker commission
   rate(h).........................        N/A          N/A          N/A          N/A
                                     =========   ==========    =========    =========
Borrowings for the period:
 Amount of debt outstanding at end
   of period (000s omitted)........         --           --   $    9,610   $    5,266
 Average amount of debt outstanding
   during the period(i)............         --   $2,344,356   $2,608,721   $2,147,733
 Average number of shares
   outstanding during the period
   (000s omitted)(i)...............     21,205       11,397       10,050       10,845
 Average amount of debt per share
   during the period...............         --   $     0.21   $     0.26   $     0.20


---------------


(a)  The Fund changed investment advisors on September 30, 1988.


(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.


(c) Ratios of expenses prior to waiver of advisory fees are 1.14% (annualized), 1.16%, 1.18% and 1.21% for the years 1997-1994, respectively.


(d)  Ratios are annualized and based on average net assets of $11,958,901,203.


(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.


(f) Ratios of net investment income (loss) prior to waiver of advisory fees are (0.39)% (annualized), (0.29)%, (0.34)% and (0.16)% for the years 1997-1994, respectively.


(g)  Annualized.


(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.


(i)  Averages computed on a daily basis.

--------------------------------------------------------------------------------

PERFORMANCE


  Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charge) to which investments in shares of the Funds may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders which is available upon request and without charge.



  Standardized total return for Class A shares of a Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of CHARTER and WEINGARTEN reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares of a Fund reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.


  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, the Fund's maturity and the Fund's operating expense ratio.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such a practice will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

--------------------------------------------------------------------------------

INVESTMENT PROGRAMS

  The Company has six series, each of which is a separate investment portfolio. Three of the investment portfolios, CHARTER, WEINGARTEN and CONSTELLATION are discussed herein. Each of the Funds has its own investment objectives and investment program. There can, of course, be no assurance that any Fund will in fact achieve its objectives since all investments are inherently subject to market risks. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of any of the Funds, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

  AIM CHARTER FUND. The primary investment objective of CHARTER is to seek growth of capital, with current income as a secondary objective. Although the amount of CHARTER'S current income will vary from time to time, it is anticipated that the current income realized by CHARTER will generally be greater than that realized by mutual funds whose sole objective is growth of capital. CHARTER seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings. CHARTER generally will also invest at least 80% of its net assets in securities which pay income to CHARTER.

  AIM WEINGARTEN FUND. The investment objective of WEINGARTEN is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund. WEINGARTEN'S portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Investment Objectives and Policies" in the Statement of Additional Information.

  AIM CONSTELLATION FUND. The investment objective of CONSTELLATION is to seek capital appreciation. CONSTELLATION aggressively seeks to increase shareholders' capital by investing principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Management of the Fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. CONSTELLATION'S portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Certain Investment Strategies and Policies" below and "Investment Objectives and Policies" in the Statement of Additional Information.

  There can, of course, be no assurance that the Funds will in fact achieve their objectives since all investments are inherently subject to market risks. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Funds, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

   CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of their respective objectives and policies, the Funds may employ one or more of the following strategies in order to enhance investment results:

  TEMPORARY DEFENSIVE MEASURES. A portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, commercial paper, U.S. government obligations, taxable municipal securities, investment grade (high quality) corporate bonds or other debt securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, each of the Funds may invest, for temporary defensive purposes, all or a substantial portion of their assets in the securities described above. To the extent that a Fund invests to a significant degree in these instruments, its ability to achieve its investment objective may be adversely affected.

  REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  U.S. GOVERNMENT SECURITIES. CHARTER may invest in U.S. Government securities, including, but not limited to, U.S. Treasury obligations, such as Treasury Bills (maturities of one year or less) or Treasury Notes (maturities of less than three years). The market value of U.S. Government securities will fluctuate with changes in interest rate levels. Thus, if interest rates increase from the time the security was purchased, the market value of the security will decrease. Conversely, if interest rates decrease, the market value of the security will increase.

  STOCK INDEX FUTURES CONTRACTS. Each of the Funds may purchase and sell stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Each of the Funds will only enter into domestic stock index futures. No physical delivery of the underlying stocks in the index is made. Each of the Funds may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate such Fund's position in the futures contract. See the Statement of Additional Information for a description of the Funds' investments in futures contracts, including certain related risks. The Funds may each purchase or sell futures contracts if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts would not exceed 5% of the market value of a Fund's total assets.

  There are risks associated with investments in stock index futures contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  WRITING COVERED CALL OPTION AND PURCHASING PUT OPTION CONTRACTS. CHARTER, WEINGARTEN and CONSTELLATION may write (sell) covered call options. The purpose of put and covered call option transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. None of the Funds will engage in such transactions for speculative purposes.

  CHARTER, CONSTELLATION and WEINGARTEN may each write (sell) call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). Writing a call option obligates a Fund to sell or deliver the option's underlying security in return for the strike price upon exercise of the option. A call option is "covered" if a Fund owns or has the right to acquire the underlying security subject to the call. If a "covered" call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  CHARTER and WEINGARTEN may also purchase puts. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of CHARTER, WEINGARTEN and CONSTELLATION permit the writing of covered call options on securities comprising no more than 25% of the value of each Fund's net assets. Each Fund's policies with respect to the writing of call options or the purchase of put options may be changed by the Company's Board of Directors, without shareholder approval.

  ILLIQUID SECURITIES. None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. For further information regarding securities issued on a when-issued or delayed delivery basis see the caption "Investment Objectives and Policies" in the Statement of Additional Information.

  RULE 144A SECURITIES. Each of the Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  INVESTMENT IN UNSEASONED ISSUERS. Charter may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. Each of the Funds may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  FOREIGN SECURITIES. To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. It is not anticipated that such foreign securities, which may be payable in foreign currencies and traded abroad, will constitute more than 20% of the value of each Fund's respective total assets. For purposes of computing such limitation, American Depository Receipts, European Depository Receipts and other securities representing underlying securities of foreign issuers are treated as foreign securities. To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in devel-oping countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors Regarding Foreign Securities" below.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by a Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

  Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables herein. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.


  The investment objectives and policies stated above are not fundamental policies of the Funds and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.


  INVESTMENT RESTRICTIONS. Each of the Funds has adopted a number of investment restrictions, including the following:

  BORROWING. Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes. CHARTER and WEINGARTEN may each borrow amounts of up to 10% of their respective total assets and may each pledge amounts of up to 20% of their respective total assets to secure such borrowings. CONSTELLATION may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

  In addition to the ability to borrow money for temporary or emergency purposes, CONSTELLATION may, but has no current intention to, borrow money from banks to purchase or carry securities. The amount of such borrowings is limited by provisions of the Investment Company Act of 1940 (the "1940 Act"). Any investment gains made by CONSTELLATION with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

  LENDING OF FUND SECURITIES. Each of the Funds may also lend its portfolio securities in amounts up to 33-1/3% of the total assets of the respective Funds. Such loans could involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  The foregoing investment restrictions are matters of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Funds, see the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT


  The overall management of the business and affairs of the Funds is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to a Fund, including the Master Advisory Agreement with AIM, the Master Sub-Advisory Agreement between AIM and AIM Capital with respect to the Funds, the Master Administrative Services Agreement with AIM, the Master Distribution Agreement with AIM Distributors as the distributor of the shares of the Retail Classes of the Funds, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with AFS as transfer agent. The day-to-day operations of each Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent of AIM. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.



  INVESTMENT ADVISOR. AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to each Fund pursuant to the Master Advisory Agreement. AIM was organized in 1976, and, together with its subsidiaries, advises or manages 46 investment company portfolios (including the
Funds). As of July   , 1997, the total assets of the investment company
portfolios advised or managed by AIM and its subsidiaries were approximately
$   billion. AIM is a wholly owned subsidiary of AIM Management.



  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however that AIM may be liable for certain breaches of duty under the 1940 Act.


  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.


  ADMINISTRATOR. The Company has entered into a Master Administrative Services Agreement effective as of February 28, 1997 with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Services Agreements, the Funds reimburse AIM for expenses incurred by AIM or its subsidiaries in connection with such services.



  SUB-ADVISOR. AIM Capital, 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, serves as sub-advisor to the Funds pursuant to the Master Sub-Advisory Agreement between AIM and AIM Capital. Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each of the Funds, subject to overall supervision by AIM and the Company's Board of Directors. Sub-advisory agreements between AIM and AIM Capital for the Funds, with substantially identical terms to the Sub-Advisory Agreement, were in effect prior to February 28, 1997. AIM Capital is a wholly owned subsidiary of AIM. Certain of the directors and officers of AIM Capital are also executive officers of the Company.


  FEE WAIVERS. AIM may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of any Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

  ADVISORY FEES. As compensation for its services AIM is paid an investment advisory fee, which is calculated separately for each Fund. AIM received total advisory fees from CHARTER, WEINGARTEN and CONSTELLATION for the fiscal year ended October 31, 1996 which represented 0.63%, 0.61% and 0.61%, respectively, of each of such Fund's average daily net assets. As compensation for its services, AIM Capital receives a fee from AIM equal to 50% of the fees received by AIM under the Master Advisory Agreement on behalf of the Funds.

  AIM received reimbursement of administrative services costs with respect to CHARTER, WEINGARTEN and CONSTELLATION for the fiscal year ended October 31, 1996 which represented 0.004%, 0.003% and 0.002%, respectively, of each such Fund's average daily net assets. Total expenses for a Class A share of the Retail Class for the fiscal year ended October 31, 1996, stated as a percentage of average net assets of each of Retail Class of CHARTER, WEINGARTEN and CONSTELLATION were 1.12%, 1.12% and 1.14%, respectively.


  In addition, the Company and AFS, P.O. Box 4739, Houston, TX 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Retail Classes of the Funds.

  DISTRIBUTOR. The Company has entered into a Master Distribution Agreement, dated as of August 2, 1997 on behalf of Class A and Class C shares of the Funds, and has entered into a Master Distribution Agreement, dated February 28, 1997, on behalf of Class B shares of CHARTER and WEINGARTEN (individually referred to as the "Distribution Agreement" or collectively as the "Distribution Agreements.") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A, Class B and Class C shares of the Funds. Certain directors and officers of the Company are affiliated with AIM Distributors.


  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Retail Classes of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of CHARTER and WEINGARTEN at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


  DISTRIBUTION PLANS. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of each Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of each Fund.



  Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.30% of the average daily net assets of Class A shares of each Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of each Fund on an annualized basis.



  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.



  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.


  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of CHARTER and WEINGARTEN (the "Class B Plan"). Under the Class B Plan, each of CHARTER and WEINGARTEN pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to such Fund's Class B shares. Of such amount CHARTER and WEINGARTEN each pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.


  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.


  [Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its 12b-1 fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.]



  Under the Plans, certain financial institutions which have entered into [service] agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Funds will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.


  For additional information concerning the operation of the Plans see the Statement of Additional Information.

PORTFOLIO MANAGERS


  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.



  Lanny H. Sachnowitz and Joel E. Dobberpuhl are primarily responsible for the day-to-day management of CHARTER. Mr. Sachnowitz is Vice President of AIM Capital and has been responsible for the Fund since 1991. Mr. Sachnowitz has been associated with AIM and/or its subsidiaries since 1987 and has ten years of experience as an investment professional. Mr. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Dobberpuhl has been associated with AIM since 1990 and has a total of eight years of experience as an investment professional. Prior to 1990, he served as an equity trader and portfolio analyst for NationsBank of Texas, N.A.



  Jonathan C. Schoolar, Robert M. Kippes and David P. Barnard are primarily responsible for the day-to-day management of WEINGARTEN. Mr. Schoolar is Senior Vice President and Director of AIM Capital, Vice President of AIM and Senior Vice President of the Company and has been responsible for the Fund since 1987. He has been associated with AIM and/or its subsidiaries since 1986 and has 14 years of experience as an investment professional. Mr. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. Mr. Kippes has been associated with AIM and/or its subsidiaries since 1989 and has eight years of experience as an investment professional. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1986. Mr. Barnard has been associated with AIM and/or its subsidiaries since 1982 and has 23 years of experience as an investment professional.



  Robert M. Kippes, Kenneth A. Zschappel, Charles D. Scavone, and David P. Barnard are primarily responsible for the day-to-day management of CONSTELLATION. Mr. Kippes is Vice President of AIM Capital. He currently serves as manager for CONSTELLATION and has been responsible for the Fund since 1993. Mr. Kippes' background is discussed above with respect to the management of Weingarten. Mr. Zschappel is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1996. Mr. Zschappel has been associated with AIM and/or its subsidiaries since 1990 and has six years of experience as an investment professional. Mr. Scavone is Vice President of AIM Capital and has been responsible for the Fund and associated with AIM and/or its subsidiaries since 1996. Mr. Scavone has six years experience as an investment professional. Prior to joining AIM, Mr. Scavone was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994-1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager. Mr. Barnard's background is discussed above with respect to the management of WEINGARTEN; he has also been responsible for the management of CONSTELLATION since 1990.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY


  The Company was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified, open-end, series, management investment company. The Company consists of six separate portfolios: CHARTER and WEINGARTEN, each of which has retail classes of shares consisting of Class A, Class B and Class C shares and an Institutional Class; CONSTELLATION, which has retail classes of shares consisting of Class A and Class C shares and an Institutional Class; AGGRESSIVE GROWTH, which has a retail class of shares consisting of Class A shares; and BLUE CHIP and CAPITAL DEVELOPMENT, which have retail classes of shares consisting of Class A, Class B and Class C shares. The Company's common stock is classified into eighteen different classes. Each class represents an interest in one of six portfolios.


  Each class of shares of the same Fund represents interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, such as those associated with the shareholder servicing of their shares, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  The holder of shares of each Fund is entitled to such dividends payable out of the net assets allocable to such Fund as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of each Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Company allocable to the Fund. Fractional shares of each Fund have the same rights as full shares to the extent of their proportionate interest.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
              TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:


            AIM ADVISOR CASH MANAGEMENT FUND*             AIM GLOBAL GROWTH FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL INCOME FUND
            AIM ADVISOR INCOME FUND                       AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM HIGH YIELD FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INCOME FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERMEDIATE GOVERNMENT FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM ASIA-PACIFIC GROWTH FUND                  AIM LIMITED MATURITY TREASURY SHARES
            AIM BALANCED FUND                             AIM MONEY MARKET FUND*
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND*
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE SHARES
            AIM EUROPEAN CAPITAL GROWTH FUND              AIM VALUE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM WEINGARTEN FUND



* Shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.


  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:

                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739


                                                                   MCF-AEF 06/97

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS


  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND (other than AIM AGGRESSIVE GROWTH FUND), collectively, the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that shares of AIM TAX-EXEMPT CASH FUND, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds (except Class C shares of AIM ADVISOR CASH MANAGEMENT
FUND) are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.



                                                                   MCF-AEF 06/97

SALES CHARGES AND DEALER CONCESSIONS


  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.


                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25          5.54         4.50
 $ 50,000 but less than $  100,000                   4.75          4.99         4.00
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   3.00          3.09         2.50
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT; and the Class A shares of each of AIM ADVISOR INCOME FUND, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.


                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%         4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00          4.17         3.25
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   2.50          2.56         2.00
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


                                                                   MCF-AEF 06/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%         1.01%        0.75%
 $100,000 but less than $  250,000                   0.75          0.76         0.50
 $250,000 but less than $1,000,000                   0.50          0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.


  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds. Payment with respect to Class C shares will equal 1.00% of the purchase price (0.60% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price (0.35% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. The portion of the payments to AIM Distributors under the Class C Plan attributable to Class C shares which constitute an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME
FUND) is intended in part to permit AIM Distributors to recoup a portion of such on-going sales commission [plus financing costs].



                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.


  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.


  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.



     CLASS A SHARES (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."


     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Class B Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Class B Plan payments associated with Class B shares. See "Management -- Distribution Plans."


     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. The Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT
     FUND) are subject, however, to Class A and C Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem -- Multiple Distribution System."



     Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND and AIM CASH RESERVE SHARES of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution
     System -- Class C Shares"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND, are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.



                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon and NYSE Close on each business day of AIM MONEY MARKET FUND.



  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees.


  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500.

REDUCTIONS IN INITIAL SALES CHARGES


  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;


                                                                   MCF-AEF 06/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.


  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.


  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.


  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM



                                                                   MCF-AEF 06/97

Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.


  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms up to 1.00% of the net asset value of any shares of the Load Funds (as defined on page A-10 herein) up to 0.10% of the net asset value of any shares of AIM LIMITED MATURITY TREASURY SHARES, and up to 0.25% of the net asset value of any shares of all other AIM Funds sold at net asset value to an employee benefit plan in accordance with this paragraph.


  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or


                                                                   MCF-AEF 06/97
repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.


  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns Class A shares of a Multiple Class Fund, not subject to a contingent deferred sales charge, Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, Class C shares not subject to a contingent deferred sales charge, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM TAX-FREE INTERMEDIATE SHARES or AIM TAX-EXEMPT CASH FUND can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own either Class A shares subject to a contingent deferred sales charge, or Class B or Class C shares subject to a contingent deferred sales charge of a Multiple Class Fund can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.


  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.


  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM ADVISOR CASH MANAGEMENT FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.


  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the


                                                                   MCF-AEF 06/97
draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.


  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.


  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).


                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE


  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds (except AIM ADVISOR CASH MANAGEMENT FUND), listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; shares of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.



                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY SHARES
     CLASS A                           FUND -- CLASS A                       AIM TAX-FREE INTERMEDIATE SHARES
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME
     CLASS A                           FUND -- CLASS A                       NO LOAD FUNDS:
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES
     VALUE FUND -- CLASS A             FUND -- CLASS A                       AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A            AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               AIM INCOME FUND -- CLASS A                   -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT               AIM TAX-EXEMPT CASH FUND
   AIM ADVISOR REAL ESTATE             FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM AGGRESSIVE GROWTH               FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM ASIA-PACIFIC GROWTH             FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM BALANCED FUND -- CLASS A        FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM TAX-EXEMPT BOND FUND
   AIM CAPITAL DEVELOPMENT             OF CONNECTICUT
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM WEINGARTEN FUND -- CLASS A
   AIM CONSTELLATION
     FUND -- CLASS A
   AIM EUROPEAN CAPITAL GROWTH
     FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A



  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM ADVISOR CASH MANAGEMENT FUND or AIM TAX-EXEMPT CASH FUND; (ii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares and shares of all other AIM Funds may be exchanged for Class A shares, except for Class A shares of AIM ADVISOR CASH MANAGEMENT FUND; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares, except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND; (vi) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (vii) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and
(viii) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares. DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE



                                                                   MCF-AEF 06/97

(WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:


                                                                                                       MULTIPLE CLASS FUNDS:
                                                             LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                      FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------             -----------------------  -----------------  --------------  --------------
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds    Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund or any     Fund or any Lower Load
                    Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load Funds    Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                    acquired upon exchange of any
                    Load Fund. Otherwise, difference
                    in sales charge will apply.
No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund.           Fund or any Lower Load
                    Difference in sales charge will    Fund; otherwise, Of-
                    apply if No Load shares were       fering Price.
                    acquired upon exchange of Lower
                    Load Fund shares.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C.........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value



  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.


  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.


  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and



                                                                   MCF-AEF 06/97

Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."


  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares of Multiple Class Funds or among Class C shares of Multiple Class Funds. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.


--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.


  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-



                                                                   MCF-AEF 06/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.


  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds. Shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996; or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of the AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.



  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code
Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund and (5) effected by AIM of its investment in Class B or Class C shares.



  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of disability.


  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;


          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;


          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.


                                                                   MCF-AEF 06/97

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; and (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."


  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow

                                                                   MCF-AEF 06/97
reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.



  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND , AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.



  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that Class A, Class B and Class C shares of the Multiple Class Funds, and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.


  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.


                                                                   MCF-AEF 06/97

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT
FUND) at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from AIM LIMITED MATURITY TREASURY SHARES or AIM TAX-FREE INTERMEDIATE SHARES, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.



  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares of the Multiple Class Funds or shares of any other AIM Fund, and who subsequently reinvest a portion or all of the value of the redeemed shares in shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B [or Class C] shares.


--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE


  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.


                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.


                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid semiannually    semiannually       annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIA-PACIFIC GROWTH FUND..............  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN CAPITAL GROWTH FUND..........  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY SHARES......  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE SHARES..........  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually


  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.


  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.



  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares



                                                                   MCF-AEF 06/97

(except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND). Dividends on Class A, Class B and Class C shares and AIM Cash Reserve Shares may also be affected by other class-specific expenses.


  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.


  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from, AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.


  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of inter-


                                                                   MCF-AEF 06/97
est on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.


  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.


--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND and AIM LIMITED MATURITY TREASURY SHARES, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.


  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.


  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                                                                   MCF-AEF 06/97

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


                                                                   MCF-AEF 06/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").


                                                                   MCF-AEF 06/97

  [AIM LOGO
APPEARS HERE]            THE AIM FAMILY OF FUNDS(--Registered Trademark--)

Investment Advisor
A I M Advisors, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Investment Sub-Advisor
A I M Capital Management, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Principal Underwriter
A I M Distributors, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Building
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION



                               RETAIL CLASSES OF

                               AIM BLUE CHIP FUND

                                AIM CHARTER FUND

                              AIM WEINGARTEN FUND

                             AIM CONSTELLATION FUND

                           AIM AGGRESSIVE GROWTH FUND

                          AIM CAPITAL DEVELOPMENT FUND


                             (SERIES PORTFOLIOS OF
                            AIM EQUITY FUNDS, INC.)



                               11 GREENWAY PLAZA
                                   SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919





          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                   AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                     FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M DISTRIBUTORS, INC.,
                     P.O. BOX 4739, HOUSTON, TX 77210-4739
           OR BY CALLING (713) 626-1919, EXTENSION 5001 (IN HOUSTON)
                         OR (800) 347-4246 (ELSEWHERE).





           STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 4, 1997,
             RELATING TO THE AIM AGGRESSIVE GROWTH FUND PROSPECTUS,
                 THE AIM CHARTER FUND, AIM WEINGARTEN FUND
                     AND AIM CONSTELLATION FUND PROSPECTUS,
                     THE AIM BLUE CHIP FUND PROSPECTUS AND
                  THE AIM CAPITAL DEVELOPMENT FUND PROSPECTUS
                           EACH DATED AUGUST 4, 1997

                               TABLE OF CONTENTS

                                                                                       PAGE

INTRODUCTION ........................................................................    1

GENERAL INFORMATION ABOUT THE FUNDS .................................................    1
         The Company and Its Shares .................................................    1

PERFORMANCE .........................................................................    2
         Total Return Calculations ..................................................    2
         Yield Quotations ...........................................................    3
         Historical Portfolio Results ...............................................    3

PORTFOLIO TRANSACTIONS AND BROKERAGE ................................................    5
         General Brokerage Policy ...................................................    5
         Section 28(e) Standards ....................................................    7
         Brokerage Commissions Paid .................................................    8
         Portfolio Turnover .........................................................    9

INVESTMENT OBJECTIVES AND POLICIES ..................................................    9
         Foreign Securities .........................................................   10
         Foreign Exchange Transactions ..............................................   11
         Rule 144A Securities .......................................................   11
         Lending of Portfolio Securities ............................................   11
         Repurchase Agreements ......................................................   12
         Special Situations .........................................................   12
         Short Sales ................................................................   12
         Warrants ...................................................................   13
         Options ....................................................................   13
         Futures Contracts ..........................................................   14
                  Stock Index Futures Contracts .....................................   14
                  Foreign Currency Futures Contracts ................................   15
         Options on Futures Contracts ...............................................   15
         Risks as to Futures Contracts and Related Options ..........................   15
         Investment in Unseasoned Issuers ...........................................   16

INVESTMENT RESTRICTIONS .............................................................   16
         Blue Chip ..................................................................   17
         Charter ....................................................................   18
         Weingarten .................................................................   19
         Constellation ..............................................................   20
         Aggressive Growth ..........................................................   21
         Capital Development ........................................................   22
         Additional Restrictions ....................................................   23

MANAGEMENT ..........................................................................   23
         Directors and Officers .....................................................   23
                  Remuneration of Directors .........................................   26
                  AIM Funds Retirement Plan for Eligible Directors/Trustees .........   27
                  Deferred Compensation Agreements ..................................   28
         Investment Advisory, Administrative Services and Sub-Advisory Agreements ...   29

 DISTRIBUTION PLANS .................................................................   33
         The Class A  and C Plan ....................................................   33
         The Class B Plan ...........................................................   33
         Both Plans .................................................................   33

THE DISTRIBUTOR .....................................................................   37

HOW TO PURCHASE AND REDEEM SHARES ...................................................   39

NET ASSET VALUE DETERMINATION .......................................................   39

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ............................................   40
         Reinvestment of Dividends and Distributions ................................   40
         Tax Matters ................................................................   40
         Qualification as a Regulated Investment Company ............................   41
         Excise Tax on Regulated Investment Companies ...............................   42
         Fund Distributions .........................................................   43
         Sale or Redemption of Shares ...............................................   44
         Foreign Shareholders .......................................................   45
         Effect of Future Legislation; Local Tax Considerations .....................   45

MISCELLANEOUS INFORMATION ...........................................................   46
         Shareholder Inquiries ......................................................   46
         Audit Reports ..............................................................   46
         Legal Matters ..............................................................   46
         Custodian and Transfer Agent ...............................................   46
         Principal Holders of Securities ............................................   47
         Other Information ..........................................................   52

APPENDIX ............................................................................   53
         Description of Commercial Paper Ratings ....................................   53
         Description of Corporate Bond Ratings ......................................   53

FINANCIAL STATEMENTS ................................................................   FS

                                  INTRODUCTION


         AIM Equity Funds, Inc. (the "Company") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for AIM Charter Fund ("Charter"), AIM Weingarten Fund ("Weingarten") and AIM Constellation Fund ("Constellation") is included in a Prospectus dated August 4, 1997 (the "Prospectus"), which relates to the Retail Classes of the Funds (defined below). The information for the Retail Class of AIM Aggressive Growth Fund ("Aggressive Growth") is contained in a separate prospectus also dated August 4, 1997. The information for the Retail Class of AIM Blue Chip Fund ("Blue Chip") is contained in a separate prospectus dated August 4, 1997. The information for the Retail Class of AIM Capital Development Fund ("Capital Development") is contained in a separate prospectus dated August 4, 1997. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.


                      GENERAL INFORMATION ABOUT THE FUNDS

THE COMPANY AND ITS SHARES


         The Company was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified open-end series management investment company. The Company currently consists of six separate portfolios: Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, and Weingarten (each a "Fund" and collectively, the "Funds"). Charter and Weingarten each have four separate classes: Class A, Class B and Class C and an Institutional Class. Constellation has three classes of shares: Class A and Class C and an Institutional Class. Aggressive Growth has Class A shares only. Blue Chip and Capital Development each have three classes of shares: Class A, and Class B and Class C shares. Class A shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge) of the Funds are also referred to as the Retail Classes. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between AFG and the Company, Aggressive Growth was redomesticated as a portfolio of the Company. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to Aggressive Growth is that of AFG's Aggressive Growth. Blue Chip acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered management investment company, on June 3, 1996, in a corporate reorganization. All historical financial information contained in this Statement of Additional Information for periods prior to June 3, 1996, relating to Blue Chip is that of the BBC Fund. Capital Development acquired substantially all of the assets of Baird Capital Development Fund, Inc., a registered management investment company, on August 12, 1996 in a corporate reorganization.


         This Statement of Additional Information relates solely to the Retail Classes of the Funds.

         The term "majority of the outstanding shares" of the Company, of a particular Fund or of a particular class of a Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Company, such Fund or such class present at a meeting of the Company's shareholders, if the holders of more than 50% of the outstanding shares of the Company, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Company, such Fund or such class.

         Shares of the Retail Class and the Institutional Class of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Company's Board of Directors with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of directors may elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any directors of the Company.


                                  PERFORMANCE

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.


         In addition to average annual returns, the Retail Class of each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking the applicable Fund's maximum applicable Class A front-end sales charge or Class B or Class C contingent deferred sales charge into account. Excluding sales charges from a total return calculation produces a higher total return figure.

YIELD QUOTATIONS

         The standard formula for calculating yield, as described in the Prospectus, is as follows:

                                                              6
            YIELD = 2[((a-b) divided by (c x d) + 1) power of   -1]



  Where a    = dividends and interest earned during a stated 30-day period.
               For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

        b    = expense accrued during period (net of reimbursement).

        c    = the average daily number of shares outstanding during the period.

        d    = the maximum offering price per share on the last day of the period.

HISTORICAL PORTFOLIO RESULTS

         Blue Chip, Charter, Weingarten, Aggressive Growth and Constellation's total returns for Class A shares for the following periods ended October 31, 1996 (which include the maximum sales charge of 5.50% and reinvestment of all dividends and distributions), and Capital Development's total returns for Class A shares for the period June 17, 1996 (inception date for Class A shares) through October 31, 1996 (which includes the maximum sales charge of 5.50% and reinvestment of all dividends and distributions) were as follows:

                                                              CLASS A AVERAGE ANNUAL RETURNS
                                                              ------------------------------
                                                ONE          FIVE           TEN           FIFTEEN        TWENTY
                                               YEAR          YEARS         YEARS           YEARS          YEARS
                                               ----          -----         -----           -----          -----
BLUE CHIP                                     18.95%        12.95%            N/A           N/A            N/A
CAPITAL DEVELOPMENT                             N/A           N/A             N/A           N/A            N/A
CHARTER                                       10.28%        10.70%          13.64%        13.87%         16.76%
WEINGARTEN                                     8.49%        10.36%          13.88%        16.31%         19.86%
CONSTELLATION                                  5.14%        17.35%          18.40%        16.80%         19.38%
AGGRESSIVE GROWTH                              8.46%        24.73%          17.84%          N/A            N/A

                                                                CLASS A CUMULATIVE RETURNS
                                                                --------------------------
                                  SINCE         ONE            FIVE         TEN           FIFTEEN        TWENTY
                                INCEPTION      YEAR            YEARS       YEARS           YEARS          YEARS
                                ---------      ----            -----       -----           -----          -----
BLUE CHIP                          N/A        18.95%        83.86%            N/A           N/A            N/A
CAPITAL DEVELOPMENT               4.80%         N/A           N/A             N/A           N/A            N/A
CHARTER                            N/A        10.28%        66.27%         259.11%       601.35%      2,116.69%
WEINGARTEN                         N/A         8.49%        63.73%         266.84%       864.21%      3,643.60%
CONSTELLATION                      N/A         5.14%       122.59%         441.18%       926.94%      3,356.76%
AGGRESSIVE GROWTH                  N/A         8.46%       201.86%         416.32%          N/A            N/A


         Blue Chip acquired the investment portfolio of the BBC Fund on June 3, 1996. The performance data set forth above for Blue Chip includes performance data of the BBC Fund for periods prior to June 3, 1996. The performance data is not necessarily indicative of the future performance of Blue Chip.

         During the 10-year period ended October 31, 1996, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Charter, Weingarten, Constellation and Aggressive Growth would have been worth $3,591, $3,668, $5,411 and $5,163, respectively, assuming all distributions were reinvested.

         During the 15-year period ended October 31, 1996, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Charter, Weingarten and Constellation would have been worth $7,013, $9,642 and $10,269, respectively, assuming all dividends were reinvested.

         During the 20-year period ended October 31, 1996 a hypothetical $1,000 investment at the beginning of such period in Class A shares of Charter, Constellation and Weingarten would have been worth $37,436, $34,568 and $22,167, respectively, assuming all distributions were reinvested. This was a period of widely fluctuating stock and bond prices and interest rates, and should not necessarily be considered a representation of the income or capital gain or loss that may be realized from an investment in any of the Funds today.

         Charter and Weingarten's total returns for Class B shares for the period June 26, 1995 (inception date for Class B shares of Charter and Weingarten) through October 31, 1996 (which include the maximum contingent deferred sales charge of 5% and reinvestment of all dividends and distributions), and Blue Chip and Capital Development's total returns for Class B shares for the period October 1, 1996 (inception date for Class B shares) through October 31, 1996 (which include the maximum contingent deferred sales charge of 5% and reinvestment of all dividends and distributions) were as follows:


                         CLASS B AVERAGE ANNUAL RETURNS
                         ------------------------------

                                                    Since
                                                  Inception           One Year
                                                  ---------           --------
            BLUE CHIP                                N/A                 N/A
            CAPITAL DEVELOPMENT                      N/A                 N/A
            CHARTER                                15.68%              10.90%
            WEINGARTEN                             14.82%               8.95%

                           CLASS B CUMULATIVE RETURNS
                           --------------------------

                                                    Since
                                                  Inception           One Year
                                                  ---------           --------
            BLUE CHIP                                .29%                N/A
            CAPITAL DEVELOPMENT                     1.98%                N/A
            CHARTER                                21.72%               10.90%
            WEINGARTEN                             20.51%                8.95%


         Average annual total return is not available for Class B shares of Blue Chip and Capital Development as the effective date of the Class B shares was October 1, 1996.


         Average annual total return is not available for Class C shares of Blue Chip, Capital Development, Charter, Constellation or Weingarten, as the effective date of Class C shares was August 2, 1997.


         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

         Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.



         The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed Price Investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000. Class A shares of Charter, Weingarten and Constellation are not insured and their value will vary with market conditions.


         In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. For instance, Charter's Class A shares performance since its inception has been accomplished through various years in which there have been recessions, a presidential assassination attempt, a 20% prime rate, an 13% annual inflation rate, and significant stock market declines. The performance of Class A shares of Weingarten, Aggressive Growth and Constellation has been achieved through years in which similar events occurred.

         Each Fund's advertising may from time to time include discussions of general economic conditions and interest rates. Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

         From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         Subject to policies established by the Board of Directors of the Company, A I M Advisors, Inc. ("AIM") is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of each Fund's investment portfolio transactions, and for the allocation of brokerage fees in connection with such transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM generally seeks reasonably competitive commission rates, each Fund does not necessarily pay the lowest commission or spread available.

         A portion of the securities in which each Fund invests are traded in over-the-counter markets, and in such transactions, a Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, generally without commissions as such, but which include compensation in the form of mark up or mark down.

         AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be determined based upon the following factors, among others: (a) the execution services by the broker; (b) the research services provided by the broker; (c) certain products and/or services provided to the Funds, the cost of which will be included in Fund expenses reported to shareholders; and (d) the broker's attitude toward an interest in mutual funds in general and in the Funds and other AIM Funds in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM. Subject to the overall objective of obtaining best price and execution for the Funds, AIM may also consider sales of shares of the Funds and of the other mutual funds managed or advised by AIM and AIM Capital as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In such cases, Fund trades may be executed directly by selling dealers or by other broker-dealers with which selling dealers have clearing arrangements. AIM will seek, whenever possible, to recapture for the benefit of each Fund any commission, fee, brokerage or similar payment paid by such Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.


         None of the Funds is under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM and AIM Capital may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by AIM and AIM Capital under their agreements with the Funds and the expenses of AIM and AIM Capital will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM and AIM Capital in connection with their services to other advisory clients, including the investment companies which they advise. Also, each Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

         Provisions of the Investment Company Act of 1940, as amended ("1940 Act") and rules and regulations thereunder have been construed to prohibit the Company from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Company has obtained an order of exemption from the SEC which permits the Company to engage in certain transactions with such 5% holder, if the Company complies with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflicts of interest.

         AIM, AIM Capital and their affiliates manage several other investment accounts, some of which may have investment objectives similar to those of one or more of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Funds and by one or more of such investment accounts. The position of each account, however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the Fund(s) and such accounts in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Board of Directors has adopted procedures pursuant to Rule 17a-7 under the 1940 Act relating to portfolio transactions among the Funds and other accounts advised by AIM or AIM Capital and each of the Funds may from time to time enter into transactions in accordance with such Rule and procedures.

         From time to time, a Fund may sell a security to, or purchase a security from, an AIM Fund or another investment account advised by AIM or AIM Capital when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts involved. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Board of Directors/Trustees of the various AIM Funds including the Company. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

         In some cases the procedure for allocating portfolio transactions among the various investment accounts advised by AIM and AIM Capital could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Under Section 28(e) of the Securities Exchange Act of 1934, AIM shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [its] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion," and that the services provided by a broker provide AIM and AIM Capital with lawful and appropriate assistance in the performance of their investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker-dealers utilized by AIM may furnish statistical, research and other information or services which are deemed by AIM and AIM Capital to be beneficial to the Funds' investment programs. Research services received from brokers supplement AIM's and AIM Capital's own research (and the research of sub-advisors to other clients of AIM and AIM Capital), and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to AIM and AIM Capital and to the Company's directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM and AIM Capital since the brokers utilized by AIM as a group tend to follow a broader universe of securities and other matters than AIM's and AIM Capital's staff can follow. In addition, this research provides AIM and AIM Capital with a diverse perspective on financial markets. Research services which are provided to AIM and AIM Capital by brokers are available for the benefit of all accounts managed or advised by AIM and AIM Capital or by sub-advisors to other accounts managed or advised by AIM and AIM Capital. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM or AIM Capital would have





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purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM or AIM Capital could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to AIM or AIM Capital with clients other than the Funds. Similarly, any research services received by AIM or AIM Capital through the placement of portfolio transactions of other clients may be of value to AIM or AIM Capital in fulfilling their obligations to the Funds. AIM is of the opinion that this material is beneficial in supplementing AIM's and AIM Capital's research and analysis; and, therefore, it may benefit the Funds by improving the quality of the investment advice. The advisory fees paid by the Funds are not reduced because AIM and AIM Capital receive such services. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's and AIM Capital's clients, including the Funds.

BROKERAGE COMMISSIONS PAID

         For the fiscal years ended October 31, 1996, 1995 and 1994, Charter paid brokerage commissions of $9,213,125, $14,960,600, and $4,188,695, respectively. For the fiscal year ended October 31, 1996, AIM allocated certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $435,792,811 and the related brokerage commissions were $475,824.

         For the fiscal years ended October 31, 1996, 1995 and 1994, Weingarten paid brokerage commissions of $21,795,437, $21,766,760, and $17,841,982, respectively. For the fiscal year ended October 31, 1996, AIM allocated certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,102,413,275 and the related brokerage commissions were $1,330,688.

         For the fiscal years ended October 31, 1996, 1995 and 1994, Constellation paid brokerage commissions of $13,032,299, $15,359,510, and $6,921,543 respectively. For the fiscal year ended October 31, 1996 AIM allocated certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $923,417,535 and the related brokerage commissions were $1,267,557.

         For the fiscal years ended October 31, 1996, 1995, and 1994 Aggressive Growth paid brokerage commissions of $3,244,570, $9,917,185, and $1,180,323, respectively. For the fiscal year ended October 31, 1996, AIM allocated certain of Aggressive Growth's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $280,907,229 and the related brokerage commissions were $549,006.

         For the fiscal years ended September 30, 1996 and October 31, 1996, Blue Chip paid brokerage commissions of $121,246 and $39,153, respectively. For the fiscal year ended October 31, 1996, AIM allocated certain of Blue Chip's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $8,234,550 and the related brokerage commissions were $9,592.

         Brokerage commissions paid by the BBC Fund during the fiscal year ended September 30, 1995, to brokers, other than its investment adviser Robert
W. Baird & Co. Incorporated ("Baird"), totaled $45,867. All of such brokers provided research services to Baird. During such year, the BBC Fund did not pay brokerage commissions to Baird. Brokerage commissions paid by the BBC Fund during the fiscal year ended September 30, 1994 to brokers, other than Baird, totaled $37,864. All of such brokers provided research services to Baird. During such year, the BBC Fund did not pay Baird any brokerage commissions.

         For the fiscal year ended October 31, 1996, Capital Development paid brokerage commissions of $219,931. For the fiscal year ended October 31, 1996, AIM allocated certain of Capital Development's





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brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $3,951,579 and the related brokerage commissions were $8,944.

PORTFOLIO TURNOVER

         The portfolio turnover rate of Aggressive Growth, Capital Development, Charter, Constellation, Weingarten and Blue Chip is shown under "Financial Highlights" in the applicable Prospectus. Higher portfolio turnover increases transaction costs to the Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

         The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the heading "Investment Program(s)."

         Each of the Funds may invest, for temporary or defensive purposes, all or substantially all of their assets in investment grade (high quality) corporate bonds, commercial paper, or U.S. Government obligations. In addition, a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

         COMMON STOCKS -- The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCKS -- The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES -- The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although each Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay




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interest and repay principal in a timely manner, it invests without regard to corporate bond ratings. Capital Development does not intend to invest more than 5% of its net assets in convertible securities.

         CORPORATE DEBT SECURITIES -- The Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.


         Blue Chip will not invest in non-convertible corporate debt securities rated below investment grade by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") or in unrated non-convertible corporate debt securities believed by the Fund's investment adviser to be below investment grade quality. Securities rated in the four highest long-term rating categories by S&P and Moody's are considered to be "investment grade." S&P's fourth highest long-term rating category is "BBB", with BBB being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the "BBB" rating category when such securities are "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal [that] is extremely strong." Publications of Moody's indicate that it assigns securities to the "Baa rating category when such securities are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk."


         U.S. GOVERNMENT SECURITIES -- The Funds may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its' agencies and instrumentalities do not guarantee the market value of their securities and consequently the values of such securities fluctuate.

FOREIGN SECURITIES

         Each of Aggressive Growth, Blue Chip and Capital Development may invest up to 25% of its total assets in foreign securities. Each of Charter, Weingarten and Constellation may invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign





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issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. Investments by the Fund in securities of foreign corporations may involve considerations and risks that are different in certain respects from an investment in securities of U.S. companies. Such risks include possible imposition of withholding taxes on interest or dividends, possible adoption of foreign governmental restrictions on repatriation of income or capital invested, or other adverse political or economic developments. Additionally, it may be more difficult to enforce the rights of a security holder against a foreign corporation, and information about the operations of foreign corporations may be more difficult to obtain and evaluate.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Funds may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Funds. The Funds attempt to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Funds from transferring cash out of such countries, and the Funds may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Funds hold foreign currencies.

RULE 144A SECURITIES

         The Funds may each purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Company's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LENDING OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, the Funds may each make secured loans of portfolio securities amounting to not more than 33-1/3% of its total assets. None of the Funds currently intend to engage in this investment practice. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times





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to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

REPURCHASE AGREEMENTS

         The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and (c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time.

         Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash. Charter will not invest in a repurchase agreement of more than seven days' duration if, as a result of that investment, the amount of repurchase agreements of more than seven days' duration would exceed 15% of the assets of Charter.

SPECIAL SITUATIONS

         Although Constellation does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities. Constellation will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investment in all such companies, taken at cost, to exceed 5% of the value of the Fund's total assets.

SHORT SALES

          Although Blue Chip, Weingarten, Constellation and Aggressive Growth do not currently intend to do so, they and Capital Development may each enter into short sales transactions. None of Blue Chip,





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

Weingarten, Constellation, Aggressive Growth or Capital Development will make short sales of securities nor maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by each of Blue Chip, Weingarten, Constellation, Aggressive Growth and Capital Development for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of the respective Fund's net assets (10% of the value of total assets of Aggressive Growth) be deposited or pledged as collateral for such sales at any time.

WARRANTS

         The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. The investment in warrants by the Funds, valued at the lower of cost or market, may not exceed 5% of the value of their net assets and not more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

OPTIONS

         Each of the Funds is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. A call option is "covered" if the Fund owns or has the right to acquire the underlying security subject to the call. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

         Charter, Capital Development, Blue Chip and Weingarten may purchase put options. A put purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security. It may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value. A call constitutes a hedge against an increase in the price of a security which the Fund has sold short, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract. Capital Development and Blue Chip may engage in strategies employing combinations of covered put and call options.







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
         The Funds do not intend to engage in such transactions for speculative purposes and will engage in such transactions only for hedging purposes.


COMBINED OPTION POSITIONS

         Each Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "straddle," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


FUTURES CONTRACTS

         Each of the Funds may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions. In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the cost of the futures contracts (less any related margin deposits), will be segregated with the Funds' custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

         A description of the various types of futures contracts that may be utilized by the Funds is as follows:

Stock Index Futures Contracts


         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar (or, in the case of Aggressive Growth or Capital Development, other currency) amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ -- 100 Stock Index and the Value Line Stock Index. The stock indices listed above consist of a spectrum of stocks not limited to any one industry such as utility stocks. Utility stocks, at most, would be expected to comprise a minority of the stocks comprising the portfolio of the index. The Funds will only enter into stock index futures contracts in order to hedge the value of its portfolio against changes in market conditions. When a Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of a Fund's portfolio of securities, the Fund may sell stock index futures contracts.









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
Foreign Currency Futures Contracts

         With respect to Aggressive Growth and Capital Development only, futures contracts may also be used to hedge the risk of changes in the exchange rate of foreign currencies.

OPTIONS ON FUTURES CONTRACTS

         Blue Chip, Aggressive Growth and Capital Development may purchase options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         Blue Chip, Aggressive Growth and Capital Development will purchase put options on futures contracts to hedge against the risk of falling prices for their respective portfolio securities. Blue Chip, Aggressive Growth and Capital Development will purchase call options on futures contracts as a hedge against a rise in the price of securities which it intends to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on a portfolio security or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

         There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt security or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stock, debt security or foreign currency which is the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt security or foreign currency, a Fund will experience either a loss or gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt security or foreign currency which is the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by the Funds is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in its portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities.
Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or, in the case of Blue Chip, Aggressive Growth and Capital Development, purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or a board of trade will exist for any particular contract at any particular time. If there is not a liquid market, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which a Fund may engage in futures contracts or, in the case of Blue Chip, Aggressive Growth and Capital Development, related options, will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and a Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

         Securities Issued on a When-Issued or Delayed Delivery Basis - Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or other high grade securities (including temporary investments and Municipal Securities) in an amount equal to the when-issued commitment. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities.

INVESTMENT IN UNSEASONED ISSUERS

         Charter may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

                           INVESTMENT RESTRICTIONS

         The following fundamental policies and investment restrictions have been adopted by each Fund as indicated and, except as noted, such policies cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

BLUE CHIP

         Blue Chip may not:

                  (a) issue bonds, debentures or senior equity securities;

                  (b) concentrate its investments; that is, invest 25% or more of the value of its assets in issuers which conduct their business operations in the same industry;

                  (c) invest in real estate, except that this restriction does not preclude investments in real estate investment trusts;

                  (d) write, purchase, or sell puts, calls, straddles, spreads or combinations thereof (other than covered put and call options), or sell securities short (except against the box collateralized by not more than 10% of its net assets) or deal in commodities;

                  (e) make loans, except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or purchasing short-term obligations, is not considered to be a loan for purposes of this restriction, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

                  (f) purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities;

                  (g) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings; or

                  (h) act as an underwriter of securities of other issuers.

         In addition, Blue Chip may not (a) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges; (b) purchase or retain the securities of any issuer, if the officers and directors of the Company, its advisors or distributor who own individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; (c) with respect to 75% of the Fund's total assets, invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities) or purchase more than 10% of the outstanding securities of any one issuer or more than 10% of any class of securities of an issuer; (d) deal in forward contracts; (e) invest in interests in oil, gas or other mineral exploration or development programs; or (f) invest in securities of companies which have a record of less than three years of continuous operation if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in the securities of such companies (with such period of three years to include the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed for investment by the Fund has come into existence as the result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise). These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval.

         To permit the sale of shares of Blue Chip in Texas, investments by Blue Chip in warrants, valued at the lower of cost or market, may not exceed 5% of the value of Blue Chip's net assets. Included within that amount, but not to exceed 2% of Blue Chip's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. This restriction is not a fundamental policy.


         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.


CHARTER

         Charter may not:

         (a) purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (b) concentrate its investments; that is, invest 25% or more of the value of its assets in any particular industry;

         (c) purchase or sell real estate or other interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities);

         (d) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts, or deal in oil, gas, or other mineral exploration or development programs;

         (e) make loans (except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or entering into a repurchase agreement, is not considered to be a loan for purposes of this restriction), provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (f) purchase securities on margin or sell short;

         (g) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings;

         (h) invest in companies for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (i) act as an underwriter of securities of other issuers;

         (j) purchase from or sell to any officer, director or employee of the Fund, or its advisors or distributor, or to any of their officers or directors, any securities other than shares of the capital stock of Charter; or

         (k) purchase or retain the securities of any issuer if those officers and directors of the Company, its advisors or distributor owning individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         To permit the sale of shares of Charter in Texas, investments by Charter in warrants, valued at the lower of cost or market, may not exceed 5% of the value of Charter's net assets. Included within that amount, but not to exceed 2% of Charter's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. In addition, Charter may not
(a) write covered call options in excess of 25% of the value of the Fund's net assets, (b) purchase put options in excess of 25% of the value of the Fund's net assets, and (c) engage in the writing and sale of put options and the writing, sale or purchase of uncovered call options, straddles, spreads or combinations thereof. These restrictions are not fundamental and may be changed by the Board of Directors of the Company without shareholder approval.


         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

WEINGARTEN

          Weingarten may not:

         (a) issue bonds, debentures or senior equity securities;

         (b) underwrite securities of other companies or purchase restricted securities ("letter stock");

        (c) invest in real estate, except that the Fund may purchase securities of real estate investment trusts;

         (d) lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate or governmental obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (e) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (f) purchase shares in order to control management of a company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (g) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts;

         (h) invest 25% or more of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry; or

         (i) borrow money or pledge its assets, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings.

         In addition, Weingarten may not (a) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges; (b) purchase or retain the securities of any issuer, if the officers and directors of the Company, its advisors or distributor who own individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; (c) invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities); (d) purchase more than 10% of the outstanding securities of any one issuer or more than 10% of any class of securities of an issuer; (e) deal in forward contracts; (f) invest in interests in oil, gas or other mineral exploration or development programs; (g) invest in securities of companies which have a record of less than three years of continuous operation if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in the securities of such companies (with such period of three years to include the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed for investment by the Fund has come into existence as the result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise) (h) write covered call options in excess of 25% of the value of the Fund's net assets; (i) purchase put options in excess of 25% of the value of the Fund's net assets; or (j) engage in the writing and sale of put options and the writing, sale or purchase of uncovered call options, straddles, spreads or combinations thereof. These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval.


         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

CONSTELLATION

         Constellation may not:

         (a) invest for the purpose of exercising control over or management of any company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (b) engage in the underwriting of securities of other issuers;

         (c) purchase and sell real estate or commodities or commodity contracts;

         (d) make loans, except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (e) invest in interests in oil, gas or other mineral exploration or development programs; or

         (f) invest 25% or more of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

         In addition, Constellation treats as fundamental its policy concerning borrowing described under the caption "Investment Programs - Investment Restrictions - Borrowing" in the Prospectus. In accordance with this policy, the Fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the Fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the Fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so.

         The Board of Directors of the Company has also adopted the following limitations which are not matters of fundamental policy of Constellation and which may be changed without shareholder approval:

         (a) the Fund may not purchase or retain the securities of any issuer, if those officers and directors of the Company, its advisors or distributor owning individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (b) the Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

         Except for the borrowing policy, if a percentage restriction is adhered to at the time of investment, a later change in the percentage of such investment held by a Fund resulting solely from changes in values or assets, will not be considered to be a violation of the restriction.

AGGRESSIVE GROWTH

         Aggressive Growth may not:

         (a) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities including securities issued by its agencies and instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order);

         (b) concentrate 25% or more of its investments in a particular industry;

         (c) make short sales of securities (unless at all times when a short position is open it either owns an amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's total assets (taken at current value) is held for such sales at any one time) or purchase securities on margin, but it may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon;

         (d) act as a securities underwriter under the 1933 Act;

         (e) make loans, except (i) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, and (ii) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (f) borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the proceeds of such borrowing) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, neither collateral arrangements with respect to margin for a stock index futures contracts nor the segregation of securities in connection with short sales are deemed to be a pledge of assets); or

         (g) buy or sell commodities, commodity contracts or real estate.

         Aggressive Growth does not intend (a) to invest for the purposes of influencing management or exercising control; (b) to purchase interests in oil, gas or other mineral exploration or development programs; (c) to purchase securities which are subject to restrictions on disposition under the 1933 Act;
(d) to buy or sell mortgages; (e) to purchase securities of any company with a record of less than three years' continuous operations (including that of predecessors) if such purchase would cause the Fund's aggregate investments in all such companies taken at cost to exceed 5% of the Fund's total assets taken at market value; and (f) to purchase or retain the securities of any issuer if the officers or directors of the Company and its investment advisor who own beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. Aggressive Growth may purchase securities directly from an issuer for its own portfolio and may dispose of such securities. The investment policies stated in this paragraph are not fundamental policies of the Funds and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

         To permit the sale of shares of Aggressive Growth in Texas, Aggressive Growth may not: (a) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges; (b) invest more than 15% of its average net assets at the time of purchase of investments which are not readily marketable. These restrictions are not fundamental policies and may be changed by the directors without shareholder approval.

         Except for the borrowing policy, if a percentage restriction is adhered to at the time of investment, a later change in the percentage of such investment held by a Fund resulting solely from changes in values or assets will not be considered to be a violation of the restriction.

CAPITAL DEVELOPMENT

         Capital Development may not:

         (a) with respect to 75% of the total assets of the Fund, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (b) concentrate its investments; that is, invest 25% or more of the value of its total assets in issuers who conduct their business operations in the same industry;

         (c) buy or sell commodities or commodity contracts or purchase or sell real estate or other interests in real estate including real estate limited partnership interests, except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities or in master limited partnership interests that are traded on a national securities exchange;

         (d) make loans, except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or purchasing short-term obligations, is not considered to be a loan for purposes of this restriction, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (e) purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, or sell securities short (except against the box and collateralized by not more than 10% of its net assets);

         (f) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) provided that no borrowing may exceed one-third of the value of its total assets, including the proceeds of such borrowings, and may secure such borrowings by pledging up to one-third of the value of its total assets;

         (g) act as an underwriter of securities of other issuers; or

         (h) issue bonds, debentures, or senior equity securities.

         In addition, Capital Development may not (a) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges; (b) purchase or retain the securities of any issuer, if the officers and directors of the Company, its advisors or distributor who own individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; (c) deal in forward contracts (other than foreign exchange transactions for hedging purposes); (d) invest in interests in oil, gas or other mineral exploration or development programs; or (e) invest in securities of companies which have a record of less than three years of continuous operation if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in the securities of such companies (with such period of three years to include the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed for investment by the Fund has come into existence as the result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise). These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval.

         To permit the sale of shares of Capital Development in Texas, investments by the Fund in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. This restriction is not a fundamental policy.


         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

ADDITIONAL RESTRICTIONS

         In order to permit the sale of the Funds' shares in certain states, each Fund may from time to time make commitments more restrictive than the restrictions described herein. These restrictions are not matters of fundamental policy, and should a Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the states involved.

         In order to comply with an undertaking to the State of Texas, each Fund has agreed that any restriction on investments in "oil, gas and other mineral exploration or development programs" shall include mineral leases and any restriction on investments in "real estate or other interests in real estate" shall include real estate limited partnerships.

         In order to comply with an undertaking to the State of Arkansas, Blue Chip and Capital Development have agreed to limit investments in securities which the Company is restricted from selling to the public without registration under the 1933 Act to 10% of their respective total assets.

         For purposes of the investment restrictions described above, the Funds do not consider investments in financial futures to be investments in commodities.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza,

Suite 100, Houston, TX 77046-1173. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.



         *CHARLES T. BAUER, Director and Chairman (78)



         Chairman of the Board of Directors, A I M Management Group Inc., A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; and Vice Chairman and Director, AMVESCAP PLC.


         BRUCE L. CROCKETT, Director (53)
         906 Frome Lane
         McLean, VA 22102

         Director, ACE Limited (insurance company). Formerly, Director, President and Chief Executive Officer, COMSAT Corporation and Chairman, Board of Governors of INTELSAT (international communications company).

         OWEN DALY II, Director (72)
         Six Blythewood Road
         Baltimore, MD 21210

         Director, Cortland Trust Inc. (investment company). Formerly, Director, CF& I Steel Corp., Monumental Life Insurance Company and Monumental General Insurance Company; and Chairman of the Board of Equitable
Bancorporation.


         JACK FIELDS, Director (45)
         2607 Old Humble Rd.
         Humble, Texas 77396

         Formerly, Member of the U.S. House of Representatives.



       **CARL FRISCHLING, Director (60)
         919 Third Avenue
         New York, NY 10022


         Partner, Kramer, Levin, Naftalis & Frankel (law firm). Formerly, Partner, Reid & Priest (law firm); and prior thereto, Partner, Spengler Carlson Gubar Brodsky & Frischling (law firm).

        *ROBERT H. GRAHAM, Director and President (50)


         Director, President and Chief Operating Officer, A I M Management Group Inc.; Director and President, A I M Advisors, Inc.; Director and Senior Vice President, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; and Director, AMVESCAP PLC.



--------

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

** A director who is an "interested person" of the Company as defined in the 1940 Act.

         JOHN F. KROEGER, Director (72)
         37 Pippins Way
         Morristown, NJ 07960

         Director, Flag Investors International Fund, Inc. Flag Investors Emerging Growth Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Equity Partners Fund, Inc., Total Return U.S. Treasury Fund, Inc., Flag Investors Intermediate Term Income Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Alex. Brown Cash Reserve Fund, Inc. and North American Government Bond Fund, Inc. (investment companies). Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm).



         LEWIS F. PENNOCK, Director (54)
         6363 Woodway, Suite 825
         Houston, TX 77057

         Attorney in private practice in Houston, Texas.

         IAN W. ROBINSON, Director (74)
         183 River Drive
         Tequesta, FL 33469


         Formerly, Executive Vice President and Chief Financial Officer, Bell Atlantic Management Services, Inc. (provider of centralized management services to telephone companies); Executive Vice President, Bell Atlantic Corporation (parent of seven telephone companies); and Vice President and Chief Financial Officer, Bell Telephone Company of Pennsylvania and Diamond State Telephone Company.

         LOUIS S. SKLAR, Director (57)
         Transco Tower, 50th Floor
         2800 Post Oak Blvd.
         Houston, TX 77056

         Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development).

         ***JOHN J. ARTHUR, Senior Vice President and Treasurer (52)

         Senior Vice President and Treasurer, A I M Advisors, Inc.; Vice President and Treasurer, A I M Management Group Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company.

         GARY T. CRUM, Senior Vice President (49)


         Director and President, A I M Capital Management, Inc.; Director and Senior Vice President, A I M Management Group Inc. and A I M Advisors, Inc.; and Director, A I M Distributors, Inc. and AMVESCAP PLC.


         SCOTT G. LUCAS, Senior Vice President (37)

         Director and Senior Vice President, A I M Capital Management, Inc.; and Vice President, A I M Management Group Inc. and A I M Advisors, Inc.


--------

***  Mr. Arthur and Ms. Relihan are married to each other.

         JONATHAN C. SCHOOLAR, Senior Vice President (35)

         Director and Senior Vice President, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.

      ***CAROL F. RELIHAN, Senior Vice President and Secretary (42)

         Senior Vice President, General Counsel and Secretary, A I M Advisors Inc.; Vice President, General Counsel and Secretary, A I M Management Group Inc.; Vice President and General Counsel, Fund Management Company; and Vice President, A I M Capital Management, Inc., A I M Distributors, Inc.
A I M Fund Services, Inc. and A I M Institutional Fund Services, Inc.


         DANA R. SUTTON, Vice President and Assistant Treasurer (38)


         Vice President and Fund Controller, A I M Advisors, Inc.; and Assistant Vice President and Assistant Treasurer, Fund Management Company.

         MELVILLE B. COX, Vice President (53)

         Vice President and Chief Compliance Officer, A I M Advisors, Inc.,
A I M Capital Management, Inc., A I M Distributors, Inc., Fund Management Company, A I M Fund Services, Inc. and A I M Institutional Fund Services, Inc.; Formerly, Vice President, Charles Schwab & Co., Inc.; Assistant Secretary, Charles Schwab Family of Funds and Schwab Investments; Chief Compliance Officer, Charles Schwab Investment Management, Inc.; and Vice President, Integrated Resources Life Insurance Co. and Capitol Life Insurance Co.

         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.


         The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.



         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investment Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.



         The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.


Remuneration of Directors

         Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Company:


===============================================================================================================
                                                                RETIREMENT
                                     AGGREGATE                  BENEFITS
                                     COMPENSATION               ACCRUED                   TOTAL
                                     FROM THE                   BY ALL AIM                COMPENSATION
             DIRECTOR                COMPANY(1)                 FUNDS(2)                  FROM ALL AIM FUNDS(3)
---------------------------------------------------------------------------------------------------------------
Charles T. Bauer                    $     0                    $     0                    $     0
---------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                    17,587                      3,655                     68,000
---------------------------------------------------------------------------------------------------------------
Owen Daly II                         19,846                     18,662                     68,000
---------------------------------------------------------------------------------------------------------------
Jack Fields(4)                            0                          0                          0
---------------------------------------------------------------------------------------------------------------
Carl Frischling                      19,315                     11,323                     68,000
---------------------------------------------------------------------------------------------------------------
Robert H. Graham                          0                          0                          0
---------------------------------------------------------------------------------------------------------------
John F. Kroeger                      18,858                     22,313                     66,000
---------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                     17,250                      5,067                     67,000
---------------------------------------------------------------------------------------------------------------
Ian Robinson                         17,620                     15,381                     68,000
---------------------------------------------------------------------------------------------------------------
Louis S. Sklar                       19,477                      6,632                     66,500
===============================================================================================================



(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended October 31, 1996, including interest earned thereon, was $69,742.

(2) During the fiscal year ended October 31, 1996, the total amount of expenses allocated to the Company in respect of such retirement benefits was $141,139. Data reflects compensation for the calendar year ended December 31, 1996.

(3) Messrs. Bauer, Crockett, Daly, Frischling, Graham, Kroeger, Pennock, Robinson and Sklar each serves as Director or Trustee of a total of 10 AIM Funds. Data reflects compensation for the calendar year ended December 31, 1996.


(4) Mr. Fields was not serving as a Director during the fiscal year ended October 31, 1996.



(5)  See also page 29 regarding fees earned by Mr. Frischling's law firm.



AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.



         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 20, 19, 15, 10 and 7 years, respectively.



                       ESTIMATED BENEFITS UPON RETIREMENT
==============================================================================
     Number of                             Annual Compensation
      Years of                            Paid By All AIM Funds
    Service With
    the AIM Fund             $80,000             $86,500             $89,500
------------------------------------------------------------------------------
         10                  $60,000             $64,875             $67,125
------------------------------------------------------------------------------
          9                  $54,000             $58,388             $60,413
------------------------------------------------------------------------------
          8                  $48,000             $51,900             $53,700
------------------------------------------------------------------------------
          7                  $42,000             $45,413             $46,988
------------------------------------------------------------------------------
          6                  $36,000             $38,925             $40,275
------------------------------------------------------------------------------
          5                  $30,000             $32,438             $33,563
==============================================================================



Deferred Compensation Agreements

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

         The Company paid the law firm of Kramer, Levin, Naftalis & Frankel $8,908, $14,974, $12,003 and $21,521 in legal fees for services provided to Charter, Weingarten, Aggressive Growth and Constellation, respectively, during the fiscal year ended October 31, 1996, and $428 in legal fees for services provided to Blue Chip during the period June 3, 1996 through October 31, 1996, and $415 in legal fees for services provided to Capital Development during the period June 17, 1996 through October 31, 1996. Mr. Carl Frischling, a director of the Company, is a partner in such firm.

INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND SUB-ADVISORY AGREEMENTS


         AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management, an indirect wholly owned subsidiary of AMVESCAP PLC. is a holding company that has been engaged in the financial services business since 1976. AMVESCAP and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Directors and Officers". AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.



         AIM was organized in 1976, and, together with its affiliates, advises or manages 46 investment company portfolios. As of July __, 1997, the total assets of the investment company portfolios advised or managed by AIM and its
affiliates were approximately $    billion.


         AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Funds have entered into a Master Investment Advisory Agreement dated as of February 28, 1997, as amended (the "Master Advisory Agreement") and a Master Administrative Services Agreement dated as of February 28, 1997, as amended (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement dated as of February 28, 1997 (the "Master Sub-Advisory Agreement") with AIM Capital with respect to Charter, Weingarten and Constellation. Prior to June 30, 1992, Aggressive Growth's investment advisor was CIGNA Investments, Inc. ("CII") (such agreement hereinafter referred to as the "CII Agreement").

         Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders and all other charges and costs of the Funds' operations unless otherwise explicitly provided.

         The Master Advisory Agreement and the Master Sub-Advisory Agreement each provide that if, for any fiscal year, the total of all ordinary business expenses of any Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation, exceed the applicable expense limitations imposed by state securities regulations in any state in which such Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees with respect to such Fund shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fees otherwise payable to AIM with respect to such Fund during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse each Fund, no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

         The Master Advisory Agreement and the Master Sub-Advisory Agreement became effective on February 28, 1997 and will continue in effect until February 28, 1999 and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the directors who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreement on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

         AIM may from time to time waive or reduce its fee. Fee waivers or reductions, other than those set forth in the Master Advisory Agreement, may be rescinded, however, at any time without further notice to investors, provided however, that the discontinuance of each fee waiver described below will be approved by the Board of Directors of AIM. AIM has agreed to waive fees for two years to the extent necessary to keep the expense ratio for Class A shares of Blue Chip at 1.31%. AIM has agreed to waive fees for one year to the extent necessary to keep the expense ratio for Class A shares of Capital Development at 1.34%.

         AIM has initiated a voluntary reduction of advisory fees for Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM receives a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million. With respect to Weingarten, AIM's fee is calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. With respect to Aggressive Growth, AIM's fee is calculated at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. With respect to Blue Chip and Capital Development, AIM is entitled to receive a fee calculated at an annual rate of 0.75% of the first $350 million of such Fund's average daily net assets, plus 0.625% of such Fund's average daily net assets in excess of $350 million. As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Weingarten and Constellation to AIM Capital.

         Each Fund paid to AIM the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 1996, 1995 and 1994:

                                                        1996             1995               1994
                                                        ----             ----               ----
         Blue Chip..............................  $   256,773*              N/A                 N/A
         Capital Development....................      280,248**             N/A                 N/A
         Charter................................   16,529,891          $ 10,890,335        $ 10,447,924
         Weingarten.............................   29,960,379            25,448,131           6,472,250
         Constellation..........................   57,614,412            31,042,229          19,926,116
         Aggressive Growth......................   16,492,564             6,974,263           1,903,277

-------------

    * For the period from June 3, 1996 (date of acquisition) through September 30, 1996 it was $188,544, and for the period October 1, 1996 through October 31, 1996 it was $68,229.

    ** For the period from June 17, 1996 (date operations commenced) through October 31, 1996.

         For the fiscal year ended October 31, 1996, 1995 and 1994, AIM waived advisory fees for each Fund as follows:

                                               1996           1995          1994
                                               ----           ----          ----
         Blue Chip .....................   $   26,433*           N/A          N/A
         Capital Development ...........      144,946**          N/A          N/A
         Charter .......................      156,975     $        0   $        0
         Weingarten ....................    1,458,804        843,494      981,836
         Constellation .................    1,869,383        761,655      298,484
         Aggressive Growth .............            0        788,943            0***

-------------

     * For the period from June 3, 1996 (date of acquisition) through September 30, 1996 it was $19,409, and for the period October 1, 1996 through October 31, 1996 it was $7,024.

     ** For the period from June 17, 1996 (date operations commenced) through October 31, 1996.

     *** AIM reimbursed expenses of $133,000 during the year ended October 31, 1994.

          Prior to June 3, 1996, the investment adviser to Blue Chip was Baird. Baird was also the Fund's distributor. Baird is an indirect partially-owned subsidiary of, and controlled by, The Northwestern Mutual Life Insurance Company. The BBC Fund and Baird entered into an investment advisory agreement pursuant to which Baird furnished continuous investment advisory services to the BBC Fund. That investment advisory agreement was terminated in connection with the reorganization of the BBC Fund. For the period October 1, 1995 through June 3, 1996 and during the fiscal years ended September 30, 1995 and September 30, 1994, the BBC Fund paid Baird fees of $370,615, $469,802, and $454,724, respectively.



         AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for Charter, Constellation and Weingarten, for the years ended October 31, 1996, 1995 and 1994:


                                                       1996                 1995               1994
                                                       ----                 ----               ----
         Charter................................   $ 8,264,946         $  5,445,168        $  5,223,962
         Weingarten.............................    14,980,190           12,724,066          13,236,125
         Constellation..........................    28,807,206           15,521,115           9,963,058


         The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and, shareholder services and other administrative services to each Fund which are not required to be performed by AIM under the Master Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Master Administrative Services Agreement became effective on February 28, 1997 and will continue in effect until February 28, 1999 and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

         In addition, the Transfer Agency and Service agreement for the Fund provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. The Transfer Agency and Service Agreement became effective on November 1, 1994.

         The Funds paid AIM the following amounts as reimbursement of administrative services costs for the years ended October 31, 1996, 1995 and 1994:

                                                     1996                      1995             1994
                                                     ----                      ----             ----
         Blue Chip...........................     $  20,545*                    N/A               N/A
         Capital Development.................        19,841**                   N/A               N/A
         Charter.............................       114,489               $   109,054     $     980,837
         Weingarten..........................       132,643                   182,595         3,161,130
         Constellation.......................       212,800                   173,257         2,196,752
         Aggressive Growth...................        97,857                    71,528           472,140

-------------

     * For the period from June 3, 1996 (date of acquisition) through September 30, 1996 it was $16,236 and for the period October 1, 1996 through October 31, 1996 it was $4,309.

     ** For the period from June 17, 1996 (date operations commenced) through October 31, 1996.


          For the period from November 1, 1993 through October 31, 1994, AFS received shareholder services fees from AIM with respect to Class A shares of Charter, Weingarten, Aggressive Growth and Constellation in the amount of $890,434, $3,015,921, $424,814 and $2,080,638, respectively, under the AFS
Administrative Services Agreement between AIM and AFS. The agreement was terminated November 1, 1994.

         AFS received transfer agency and shareholder services fees with respect to Class A and Class B shares for the fiscal years ended October 31, 1996 and 1995:

                                                    1996                          1995*
                                                    ----                          ----
         Blue Chip ..........................     $  20,982*                      N/A
         Capital Development...................      75,666**                     N/A
         Charter...............................   2,264,602                $   1,568,721
         Weingarten............................   4,391,918                    4,016,831
         Constellation.........................   8,671,663                    4,943,213
         Aggressive Growth.....................   2,047,282                    1,198,145


-------------

*        For the period June 3, 1996 through October 31, 1996.

**       For the period from June 17, 1996 through October 31, 1996.

         Prior to June 3, 1996, FMI served as the administrator to the BBC Fund. Pursuant to the administration agreement between FMI and the BBC Fund, FMI prepared and maintained the books, accounts and other documents required by the 1940 Act, determined the fund's net asset value, responded to shareholder inquiries, prepared the fund's financial statements and excise tax returns, prepared reports and filings with the Securities and Exchange Commission, furnished statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, and maintained the fund's financial accounts and records and generally assisted in all aspects of the fund's operations other than portfolio management. This administration agreement terminated in connection with the corporate reorganization of the BBC Fund. During the fiscal years ended September 30, 1995 and September 30, 1994, the BBC Fund paid FMI fees of $46,743 and $45,724, respectively.


                             THE DISTRIBUTION PLANS


         THE CLASS A AND C PLAN. The Company has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.35% per annum of their daily average net assets in the case of Blue Chip and Capital Development, 0.30% per annum of their average daily net assets in the case of Charter, Weingarten and Constellation and 0.25% per annum of the average net assets of Aggressive
Growth as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of Blue Chip, Capital Development, Charter, Constellation and Weingarten pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. Of such amount, Blue Chip, Capital Development, Charter, Constellation and Weingarten pay a service fee of 0.25% of the average daily net assets attributable to Class C shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.



         THE CLASS B PLAN. The Company has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of Blue Chip, Capital Development, Charter and Weingarten (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, Blue Chip, Capital Development, Charter and Weingarten pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, Charter and Weingarten pay a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its right under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

        BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Fund's shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Funds or the customer may reasonably request.

        Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds and the Company; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold shares of the Funds; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         The Company may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of Charter, Weingarten and Constellation authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Internal Revenue Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Company; performing sub-accounting; establishing and maintaining Contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to Contractholders relative to the Fund as deemed necessary; generally, facilitating communications with Contractholders concerning investments in a Fund on behalf of Plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

         Financial intermediaries and any other person entitled to receive compensation for selling shares of the Funds may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held.

         The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

         AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the period June 3, 1996 through September 30, 1996, with respect to its Class A shares, Blue Chip paid AIM Distributors under the Plan $97,045, or an amount equal to 0.35% of the Fund's average daily net assets.

         For the fiscal year ended October 31, 1996, with respect to Class A shares, Blue Chip (for the period October 1, 1996 through October 31, 1996), Capital Development (for the period June 17, 1996 through October 31, 1996), Charter, Weingarten, Aggressive Growth and Constellation paid AIM Distributors under the Plan $34,010, $195,157, $6,952,782, $14,212,254, $6,492,025 and
$27,788,170, respectively, or an amount equal to 0.35% (annualized), 0.35% (annualized), 0.30%, 0.30%, 0.25%, and 0.30%, respectively, of the Fund's Class A shares average daily net assets.

         For the fiscal year ended October 31, 1996, with respect to Class B shares, Blue Chip (for the period October 1, 1996 through October 31, 1996), Capital Development (for the period October 1, 1996 through October 31, 1996), Charter and Weingarten paid AIM Distributors under the Plan $3,166, $9,333, $2,831,042, and $1,514,633 respectively, or an amount equal to 1.00% (annualized), 1.00% (annualized), 1.00% (annualized) and 1.00% (annualized), respectively, of the Fund's Class B shares average daily net assets.



         An estimate by category of actual fees paid by the following Funds under the Class A and C Plan during the year ended October 31, 1996 were allocated as follows:


                                                   OCT 1 -     JUNE 3 -       JUNE 17-
                                                  OCT 31      SEPT 30         OCT 31
                                   AGGRESSIVE    BLUE CHIP   BLUE CHIP        CAPITAL
                                     GROWTH       OCTOBER     THRU SEPT.    DEVELOPMENT     CHARTER    CONSTELLATION  WEINGARTEN
                                  -----------   -----------   -----------   -----------   -----------  -------------  -----------
CLASS A

    Advertising                   $   189,780   $     4,348   $    13,198   $    38,247   $   732,176   $ 2,749,793   $ 1,330,208

    Printing and mailing               28,966           870         2,031         6,039       113,027       421,968       205,032
    prospectuses, semi-
    annual reports and
    annual reports
    (other than to current
    shareholders)

    Seminars                           65,924         1,740         5,077        13,084       251,060       944,929       454,071

    Compensation to                                                                                                       841,131
    Underwriters to partially
    offset other marketing
    expenses

    Compensation to                 6,207,355        27,052        76,739       137,787     5,856,519    23,671,480    11,381,812
    Dealers including
    finder's fees

    Compensation to
    Sales Personnel

    Annual Report Total             6,492,025        34,010        97,045       195,157     6,952,782    27,788,170    14,212,254


         No fees were paid by the Funds for Class C shares as during the fiscal year ended October 31, 1996 operations commenced on August 2, 1997.

         An estimate by category of actual fees paid by the following Funds under the Class B Plan during the year ended October 31, 1996 were allocated as follows:

                                                                       OCT 1 -
                                                     OCT 1 -           OCT 31
                                                     OCT 31            CAPITAL
                                                    BLUE CHIP        DEVELOPMENT        CHARTER         WEINGARTEN
                                                   -----------       -----------      -----------       -----------
CLASS B

    Advertising                                    $       791       $     2,352      $   571,306       $   229,414

    Printing and mailing                                     0                 0           86,994            34,911
    prospectuses, semi-
    annual reports and
    annual reports
    (other than to current
    shareholders)

    Seminars                                                 0                 0              196            78,799

    Compensation to                                      2,375             6,981        2,126,052         1,137,408
    Underwriters to partially
    offset upfront dealer
    commissions and other
    marketing costs

    Compensation to Dealers                                  0                 0           46,494            34,101

    Compensation to                                          0                 0
    Sales Personnel

    Annual Report Total                                  3,166             9,333        2,831,042         1,514,633

         The Plans require AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

         The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.


         Unless the Plans are terminated earlier in accordance with their terms, the Class B Plan continues in effect until June 30, 1998, and thereafter, both Plans continue as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.


         The Plans may be terminated by the vote of a majority of the Qualified Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A and C Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.



         The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to .35% of average daily net assets of Blue Chip and Capital Development Class A shares, .30% of average daily net assets of Charter, Weingarten and Constellation's Class A shares and up to .25% of average daily net assets of Aggressive Growth's Class A shares as compared to 1.00% of such assets of Blue Chip, Capital Development, Charter and Weingarten's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.



                                THE DISTRIBUTOR


         Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." A Master Distribution Agreement with AIM Distributors relating to the Class A shares of the Funds and Class C shares of Blue Chip, Capital Development, Charter, Constellation and Weingarten was approved by the Board of Directors on
June   , 1997. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of Charter and Weingarten was also approved by the Board of Directors on December 11, 1996. Both such Master Distribution Agreements are hereinafter collectively, referred to as the "Distribution Agreements."


         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.


         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of Charter, Weingarten, Blue Chip and Capital Development at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares.

         In the future, if multiple distributors serve Charter, Weingarten, Blue Chip or Capital Development, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.


        Payments of sales commissions to dealers and institutions who sell
Class C shares will equal 1% of the purchase price of the Class C shares sold by the dealer or institution and will consist of a sales commission of 0.75% and an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors with respect to Class C shares under the Class A and Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.


         The Company (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not effect the obligations of Class B shareholders to pay Contingent Deferred Sales Charges.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the years ended December 31, 1996, 1995 and 1994:

                                                 1996                       1995                       1994
                                                 ----                       ----                       ----

                                         SALES         AMOUNT       SALES        AMOUNT         SALES         AMOUNT
                                        CHARGES       RETAINED     CHARGES       RETAINED      CHARGES       RETAINED
                                        -------       --------     -------       --------      -------       --------
Blue Chip........... ..............  $  1,000,546   $   144,343           N/A           N/A           N/A           N/A
Capital Development ...............     6,850,693       926,213           N/A           N/A           N/A           N/A
Charter ...........................    16,469,061     2,705,618   $ 9,068,400   $ 1,316,019   $10,252,200   $ 1,386,255
Weingarten ........................    13,202,260     2,259,328    11,992,225     1,767,515    10,398,176     1,494,020
Constellation .....................   105,245,937    19,558,836    88,958,038    13,097,651    42,593,206     6,482,169
Aggressive Growth*  ...............    11,683,056     2,111,788    57,745,243     8,232,597    11,846,706     1,975,968

         The following chart reflects the contingent deferred sales charges paid by Class A and Class B shareholders for the fiscal years ended October 31, 1996 and 1995.

                                                                            1996         1995*
                                                                            ----         -----
                Blue Chip................................................      N/A         N/A
                Capital Development......................................  $   733**       N/A
                Charter..................................................  $32,497         $55
                Weingarten...............................................  $34,185         $60


-------------

     * For the period from June 26, 1995 (inception date of Class B shares) through October 31, 1995.

     ** For the period from October 1, 1996 (inception date for Class B shares) through October 31, 1996.

          Shares of the BBC Fund were sold at a public offering price which included a sales charge. The BBC Fund waived its sales charge in connection with sales to specified types of investors and on purchases of $1,000,000 or more, but imposed a contingent deferred sales charge upon the redemption of certain shares so purchased, which contingent deferred sales charge was paid to Baird. During the fiscal years ended September 30, 1995 and September 30, 1994, Baird received approximately $126,853 and $109,000, respectively in front-end sales commissions in connection with the sales of BBC Fund shares, all of which it retained. During the fiscal years ended September 30, 1995 and September 30, 1994, Baird received $346 and $141 in deferred sales commissions in connection with sales of BBC Fund shares, respectively, all of which it retained.

                       HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "How to Purchase Shares."

         The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are shown in the Prospectus.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectus under the caption "Exchange Privilege."

         Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "How to Redeem Shares." AIM intends to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund telephone: (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246 (elsewhere) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by A I M Fund Services, Inc. of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


                         NET ASSET VALUE DETERMINATION

         In accordance with the current rules and regulations of the SEC, the net asset value of a share of each Fund is determined once daily as of the close of trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading on the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Class will differ because different expenses are attributable to each class. The income or loss and the expenses common to all classes of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. In addition to certain common expenses which are allocated to all classes of a Fund, certain expenses, such as those related to the distribution of shares of a class, are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the mean between the last bid and asked price on that day; securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "How to Purchase Shares," "How to Redeem Shares" and "Determination of Net Asset Value" in the Prospectus.)

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment Plan." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"), and (b) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forward contracts, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's principal business of investing in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of a security within the meaning of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of is reduced only in the case described in clause (a) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by certain of the Funds (such as futures contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. The net amount of such gain or loss for the entire taxable year from transactions involving Section 1256 contracts (including gain or loss arising as a consequence of the year-end deemed sale of Section 1256 contracts) is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service has held in several private rulings that gains arising from
Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

         In addition to satisfying the requirement described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend
(a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or (b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less then 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Directors will issue semi-annual reports of the transactions of the Funds to the shareholders. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, has served as the auditors for Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation and Weingarten for the fiscal year ended October 31, 1996. Price Waterhouse LLP served as the auditors for Baird Blue Chip Fund, Inc., the predecessor of Blue Chip, for fiscal years ended September 30, 1995.

LEGAL MATTERS

         The validity of the issuance of the shares of common stock offered hereby is being passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, Pennsylvania.

         On October 25, 1996 a shareholder of Aggressive Growth filed a lawsuit in United States District Court, Southern District of Texas, against the Company, AIM, AIM Distributors, the directors and certain officers of Aggressive Growth, and the portfolio managers of Aggressive Growth. The action was instituted under Section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by Aggressive Growth in connection with fees paid for marketing and shareholder services after Aggressive Growth was closed to new investors.

CUSTODIAN AND TRANSFER AGENT


         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc.,11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 (the "Transfer Agent"), acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.


         Texas Commerce Bank National Association, 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has entered into an agreement with the Company (and certain other AIM Funds), The Shareholder Services Group, Inc. and Financial Data Services, Inc., pursuant to which MLPF&S has agreed to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

PRINCIPAL HOLDERS OF SECURITIES

BLUE CHIP


         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Blue Chip as of June 1, 1997, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:




                                                        PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------
RETAIL CLASS A SHARES
---------------------

Robert W. Baird, Inc.                                    14.30%*                        -0-
Attn: Mutual Fund Operations
777 E. Wisconsin Ave.
Milwaukee, WI  53202

Merrill Lynch Pierce Fenner & Smith                       -0-                         6.75%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246


RETAIL CLASS B SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith                       -0-                        11.42%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246



CHARTER


         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Retail Classes of Charter as of June 1, 1997, and the Institutional Class of Charter as of June 1, 1997, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:


------------------------

    * The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                      PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                      OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------
RETAIL CLASS A SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith                       -0-                        12.15%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance                    7.86%                         -0-
401(k) Unit Valuations
Attn: Rod Switzer 2T2
8515 E. Orchard
Englewood, CO 80111


RETAIL CLASS B SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith                       -0-                         9.93%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246



                                                      PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                      OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------
INSTITUTIONAL CLASS
-------------------

Commonwealth of Massachusetts                           92.56%**                         -0-
One Ashburton Place
12th Floor
Boston, MA  02108


-----------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

WEINGARTEN


         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Retail Classes of Weingarten as of June 1, 1997, and the Institutional Class of Weingarten as of June 1, 1997, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:



                                                        PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------
RETAIL CLASS A SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith                       -0-                        18.48%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246




                                                        PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------
RETAIL CLASS B SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith                       -0-                        12.03%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246



                                                        PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------

INSTITUTIONAL CLASS
-------------------

Commonwealth of Massachusetts                           67.98%**                       -0-
One Ashburton Place
12th Floor
Boston, MA 02108

Union Planters NationsBank                                 -0-                        16.27%
P. O. Box 387
Memphis, TN  38147

City of Milwaukee Deferred Comp.                        5.76%                          -0-
P. O. Box 2054
Milwaukee, IL  53201


-----------------

    * The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

    ** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

CONSTELLATION


                  To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Retail Classes of Constellation as of June 1, 1997, and of the Institutional Class of Constellation as of June 1, 1997, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:



                                                        PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------
RETAIL CLASS A SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith                       -0-                        15.68%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246




                                                        PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------
INSTITUTIONAL CLASS
-------------------

City of New York Deferred                               52.28%**                        -0-
Compensation Plan
40 Street, 3rd Floor
New York, NY 10006

Nationwide Ohio Variable Account                        15.82%                          -0-
P.O. Box 182029
Columbus, Ohio 43218

Commonwealth of Massachusetts                           12.50%                          -0-
One Ashburton Place
12th Floor
Boston, MA 02108

Nationwide GPVA                                          6.04%                          -0-
P.O. BOX 182029
COLUMBUS, OH 43218


------------------

     * The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

     ** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

AGGRESSIVE GROWTH


         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Aggressive Growth as of June 1, 1997, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:




                                                        PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
---------------                                      ------------                  ------------
RETAIL CLASS A SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith                      -0-                            20.67%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246



CAPITAL DEVELOPMENT


         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Capital Development as of June 1, 1997, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:



                                                        PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                  BENEFICIALLY
----------------                                    ------------                  ------------
RETAIL CLASS A SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith-0-                                                  17.49%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Robert W. Baird Inc.                                    8.23%                            -0-
Attn: Mutual Fund Operations
777 E. Wisconsin Avenue
Milwaukee, WI 53202

RETAIL CLASS B SHARES
---------------------

Merrill Lynch Pierce Fenner & Smith                      -0-                            21.23%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246



         As of June 1, 1997, the directors/trustees and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each of any class of Blue Chip, Charter, Weingarten, Constellation, Aggressive Growth and Capital Development.


--------------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Company has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

         Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

         Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


                     DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

MOODY'S

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                              FINANCIAL STATEMENTS




        The semi annual financials (FS-75 - FS-143) are in draft form.




                                      FS

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Blue Chip Fund:

We have audited the accompanying statements of assets and liabilities of the AIM Blue Chip Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996 and September 30, 1996, the related statements of operations for the one-month period ended October 31, 1996 and the year ended September 30, 1996, the statements of changes in net assets for the one-month period ended October 31, 1996 and the year ended September 30, 1996 and the financial highlights for the one-month period ended October 31, 1996 and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the eight year period ended September 30, 1995 and the period from December 31, 1986 (date operations commenced) to September 30, 1987 were audited by other auditors whose report thereon, dated October 25, 1995, expressed an unqualified opinion on those financial highlights.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 and September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 1996 and September 30, 1996, the results of its operations for the one-month period ended October 31, 1996 and the year ended September 30, 1996, the changes in its net assets for the one-month period ended October 31, 1996 and the year ended September 30, 1996 and the financial highlights for the one-month period ended October 31, 1996 and the year ended September 30, 1996, in conformity with generally accepted accounting principles.


                                                  /s/ KPMG PEAT MARWICK LLP
                                                  KPMG Peat Marwick LLP

Houston, Texas
November 22, 1996

                                                        Financials

SCHEDULE OF INVESTMENTS

October 31, 1996

  SHARES                                                                       MARKET VALUE
               COMMON STOCKS-81.74%

               ADVERTISING/BROADCASTING-0.75%

     20,000    Interpublic Group of Companies, Inc.                          $         970,000
----------------------------------------------------------------------------------------------

               AEROSPACE/DEFENSE-2.52%

     23,900    Boeing Co. (The)                                                      2,279,463
----------------------------------------------------------------------------------------------
      7,500    United Technologies Corp.                                               965,625
----------------------------------------------------------------------------------------------
                                                                                     3,245,088
----------------------------------------------------------------------------------------------

               AUTOMOBILE (MANUFACTURERS)-0.67%

     16,000    General Motors Corp.                                                    862,000
----------------------------------------------------------------------------------------------

               BANKING-3.80%

     31,000    Fifth Third Bancorp                                                   1,941,375
----------------------------------------------------------------------------------------------
     25,000    Norwest Bank Corp.                                                    1,096,875
----------------------------------------------------------------------------------------------
     29,200    State Street Boston Corp.                                             1,850,550
----------------------------------------------------------------------------------------------
                                                                                     4,888,800
----------------------------------------------------------------------------------------------

               BANKING (MONEY CENTER)-0.81%

     10,500    Citicorp                                                              1,039,500
----------------------------------------------------------------------------------------------

               BEVERAGES (SOFT DRINKS)-0.37%

     16,000    PepsiCo, Inc.                                                           474,000
----------------------------------------------------------------------------------------------

               BIOTECHNOLOGY-0.93%

     26,000    Guidant Corp.                                                         1,199,250
----------------------------------------------------------------------------------------------

               BUSINESS SERVICES-4.24%

      8,500    AccuStaff, Inc.(a)                                                      227,375
----------------------------------------------------------------------------------------------
     10,000    Dun & Bradstreet Corp.                                                  578,750
----------------------------------------------------------------------------------------------
     35,000    Equifax, Inc.                                                         1,041,250
----------------------------------------------------------------------------------------------
     55,450    Olsten Corp.                                                          1,109,000
----------------------------------------------------------------------------------------------
     33,600    Reuters Holdings PLC-Sponsored ADR (United Kingdom)                   2,499,000
----------------------------------------------------------------------------------------------
                                                                                     5,455,375
----------------------------------------------------------------------------------------------

               CHEMICALS-0.80%

     18,000    PPG Industries, Inc.                                                  1,026,000
----------------------------------------------------------------------------------------------

               CHEMICALS (SPECIALTY)-0.82%

     28,000    IMC Global, Inc.                                                      1,050,000
----------------------------------------------------------------------------------------------

               COMPUTER MAINFRAMES-1.00%

     10,000    International Business Machines Corp.                                 1,290,000
----------------------------------------------------------------------------------------------

               COMPUTER MINI/PCS-1.55%

     16,000    COMPAQ Computer Corp.(a)                                              1,114,000
----------------------------------------------------------------------------------------------
     10,600    Dell Computer Corp.(a)                                                  862,575
----------------------------------------------------------------------------------------------
                                                                                     1,976,575
----------------------------------------------------------------------------------------------

               COMPUTER NETWORKING-1.65%

      9,000    Ascend Communications, Inc.(a)                                          588,375
----------------------------------------------------------------------------------------------
     16,500    Cisco Systems, Inc.(a)                                                1,020,937
----------------------------------------------------------------------------------------------
     13,000    FORE Systems, Inc.(a)                                                   516,750
----------------------------------------------------------------------------------------------
                                                                                     2,126,062
----------------------------------------------------------------------------------------------

Financials

  SHARES                                                                       MARKET VALUE
               COMPUTER SOFTWARE/SERVICES-5.86%

     20,500    Computer Associates International, Inc.                       $       1,212,062
----------------------------------------------------------------------------------------------
      7,000    Computer Sciences Corp.(a)                                              519,750
----------------------------------------------------------------------------------------------
      8,000    Electronic Data Systems Corp.                                           360,000
----------------------------------------------------------------------------------------------
     51,100    Fiserv, Inc.(a)                                                       1,960,962
----------------------------------------------------------------------------------------------
     12,000    Microsoft, Corp.(a)                                                   1,647,000
----------------------------------------------------------------------------------------------
     31,950    Oracle Systems Corp.(a)                                               1,351,884
----------------------------------------------------------------------------------------------
      7,000    PairGain Technologies, Inc.(a)                                          482,125
----------------------------------------------------------------------------------------------
                                                                                     7,533,783
----------------------------------------------------------------------------------------------

               CONGLOMERATES-1.20%

     16,600    Du Pont (E.I.) de Nemours & Co.                                       1,539,650
----------------------------------------------------------------------------------------------

               COSMETICS & TOILETRIES-2.74%

     18,000    Avon Products, Inc.                                                     976,500
----------------------------------------------------------------------------------------------
     34,000    Gillette Co. (The)                                                    2,541,500
----------------------------------------------------------------------------------------------
                                                                                     3,518,000
----------------------------------------------------------------------------------------------

               ELECTRIC POWER-3.05%

     26,000    Allegheny Power System, Inc.                                            776,750
----------------------------------------------------------------------------------------------
     27,500    Consolidated Edison Co. of New York, Inc.                               804,375
----------------------------------------------------------------------------------------------
     28,000    Entergy Corp.                                                           784,000
----------------------------------------------------------------------------------------------
     34,000    Houston Industries Inc.                                                 777,750
----------------------------------------------------------------------------------------------
     28,600    Illinova Corp.                                                          779,350
----------------------------------------------------------------------------------------------
                                                                                     3,922,225
----------------------------------------------------------------------------------------------

               ELECTRONIC COMPONENTS/MISCELLANEOUS-3.56%

     22,000    Emerson Electric Co.                                                  1,958,000
----------------------------------------------------------------------------------------------
     27,000    General Electric Co.                                                  2,612,250
----------------------------------------------------------------------------------------------
                                                                                     4,570,250
----------------------------------------------------------------------------------------------

               FINANCE (CONSUMER CREDIT)-1.61%

      9,000    Federal Home Loan Mortgage Corp.                                        909,000
----------------------------------------------------------------------------------------------
     14,000    Student Loan Marketing Association                                    1,158,500
----------------------------------------------------------------------------------------------
                                                                                     2,067,500
----------------------------------------------------------------------------------------------

               FOOD/PROCESSING-1.95%

     30,000    Archer-Daniels-Midland Co.                                              652,500
----------------------------------------------------------------------------------------------
     52,200    Sara Lee Corp.                                                        1,853,100
----------------------------------------------------------------------------------------------
                                                                                     2,505,600
----------------------------------------------------------------------------------------------

               HOTELS/MOTELS-0.76%

     32,000    Hilton Hotels Corp.                                                     972,000
----------------------------------------------------------------------------------------------

               INSURANCE (LIFE & HEALTH)-1.28%

     22,000    Conseco, Inc.                                                         1,177,000
----------------------------------------------------------------------------------------------
     20,000    Equitable Companies Inc.                                                470,000
----------------------------------------------------------------------------------------------
                                                                                     1,647,000
----------------------------------------------------------------------------------------------

               INSURANCE (MULTI-LINE PROPERTY)-5.04%

     23,500    Allstate Corp.                                                        1,318,938
----------------------------------------------------------------------------------------------
     21,000    American International Group, Inc.                                    2,281,125
----------------------------------------------------------------------------------------------
      6,800    CIGNA Corp.                                                             887,400
----------------------------------------------------------------------------------------------

                                                       Financials

  SHARES                                                                       MARKET VALUE
               INSURANCE (MULTI-LINE PROPERTY)-(Continued)

     13,200    MGIC Investment Corp.                                         $         905,850
----------------------------------------------------------------------------------------------
     20,000    Travelers Group, Inc.                                                 1,085,000
----------------------------------------------------------------------------------------------
                                                                                     6,478,313
----------------------------------------------------------------------------------------------

               LEISURE & RECREATION-0.74%

     21,000    Harley-Davidson, Inc.                                                   947,625
----------------------------------------------------------------------------------------------

               MEDICAL (DRUGS)-5.40%

     25,000    Abbott Laboratories                                                   1,265,625
----------------------------------------------------------------------------------------------
     51,200    Johnson & Johnson                                                     2,521,600
----------------------------------------------------------------------------------------------
     42,500    Merck & Co., Inc.                                                     3,150,313
----------------------------------------------------------------------------------------------
                                                                                     6,937,538
----------------------------------------------------------------------------------------------

               MEDICAL (INSTRUMENTS/PRODUCTS)-3.17%

     32,000    Baxter International Inc.                                             1,332,000
----------------------------------------------------------------------------------------------
     33,900    Medtronic, Inc.                                                       2,182,313
----------------------------------------------------------------------------------------------
     14,300    St. Jude Medical, Inc.(a)                                               564,850
----------------------------------------------------------------------------------------------
                                                                                     4,079,163
----------------------------------------------------------------------------------------------

               MEDICAL (PATIENT SERVICES)-1.39%

     24,000    Columbia/HCA Healthcare Corp.                                           858,000
----------------------------------------------------------------------------------------------
     32,000    Sybron International Corp.(a)                                           932,000
----------------------------------------------------------------------------------------------
                                                                                     1,790,000
----------------------------------------------------------------------------------------------

               NATURAL GAS PIPELINE-0.29%

      6,200    Columbia Gas System, Inc.                                               376,650
----------------------------------------------------------------------------------------------

               OFFICE AUTOMATION-0.52%

     17,000    Danka Business Systems PLC-ADR (United Kingdom)                         673,625
----------------------------------------------------------------------------------------------

               OIL & GAS (SERVICES)-2.70%

     15,000    Halliburton Co.                                                         849,375
----------------------------------------------------------------------------------------------
     10,000    Royal Dutch Petroleum Co.-ADR-New York shares (Netherlands)           1,653,750
----------------------------------------------------------------------------------------------
      9,500    Texaco, Inc.                                                            965,438
----------------------------------------------------------------------------------------------
                                                                                     3,468,563
----------------------------------------------------------------------------------------------

               OIL EQUIPMENT & SUPPLIES-1.36%

     17,700    Schlumberger Ltd.                                                     1,754,512
----------------------------------------------------------------------------------------------

               PUBLISHING-0.70%

     25,000    New York Times Co.                                                      903,125
----------------------------------------------------------------------------------------------

               RETAIL (FOOD & DRUG)-0.23%

      6,600    Kroger Co.(a)                                                           294,525
----------------------------------------------------------------------------------------------

               RETAIL (STORES)-6.24%

     21,500    Lowe's Companies, Inc.                                                  868,062
----------------------------------------------------------------------------------------------
     38,000    Pep Boys-Manny, Moe & Jack                                            1,330,000
----------------------------------------------------------------------------------------------
     45,000    Staples, Inc.(a)                                                        838,125
----------------------------------------------------------------------------------------------
     35,000    Sysco Corp.                                                           1,190,000
----------------------------------------------------------------------------------------------
     43,000    Toys "R" Us, Inc.(a)                                                  1,456,625
----------------------------------------------------------------------------------------------
     50,000    Viking Office Products Inc.(a)                                        1,456,250
----------------------------------------------------------------------------------------------
     33,000    Wal-Mart Stores, Inc.                                                   878,625
----------------------------------------------------------------------------------------------
                                                                                     8,017,687
----------------------------------------------------------------------------------------------

Financials

  SHARES                                                                       MARKET VALUE
               SEMICONDUCTORS-2.45%

     10,000    Altera Corp.(a)                                               $         620,000
----------------------------------------------------------------------------------------------
     23,000    Intel Corp.                                                           2,527,125
----------------------------------------------------------------------------------------------
                                                                                     3,147,125
----------------------------------------------------------------------------------------------

               SHOES & RELATED APPAREL-0.78%

     17,000    NIKE, Inc.-Class B                                                    1,000,875
----------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-2.77%

     25,000    Lucent Technologies, Inc.                                             1,175,000
----------------------------------------------------------------------------------------------
     20,400    MFS Communications Co., Inc.(a)                                       1,022,550
----------------------------------------------------------------------------------------------
     56,000    WorldCom, Inc.(a)                                                     1,365,000
----------------------------------------------------------------------------------------------
                                                                                     3,562,550
----------------------------------------------------------------------------------------------

               TELEPHONE-1.88%

     19,000    BellSouth Corp.                                                         774,250
----------------------------------------------------------------------------------------------
     18,000    Cincinnati Bell, Inc.                                                   888,750
----------------------------------------------------------------------------------------------
     15,400    SBC Communications, Inc.                                                748,825
----------------------------------------------------------------------------------------------
                                                                                     2,411,825
----------------------------------------------------------------------------------------------

               TEXTILES-0.38%

      7,000    Gucci Group NV-ADR-New York shares (Netherlands)                        483,000
----------------------------------------------------------------------------------------------

               TOBACCO-2.41%

     20,000    Philip Morris Companies, Inc.                                         1,852,500
----------------------------------------------------------------------------------------------
     43,100    RJR Nabisco Holdings Corp.                                            1,244,513
----------------------------------------------------------------------------------------------
                                                                                     3,097,013
----------------------------------------------------------------------------------------------

               TRANSPORTATION-1.37%

     70,000    Canadian Pacific, Ltd. (Canada)                                       1,767,500
----------------------------------------------------------------------------------------------
               Total Common Stocks                                                 105,069,872
----------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
               U.S. TREASURY BILLS-13.10%(b)

$17,210,000(c) 5.17%, 04/03/97                                                      16,845,664
----------------------------------------------------------------------------------------------

               REPURCHASE AGREEMENTS-5.40%(d)

    939,177    Daiwa Securities America, Inc., 5.53%, 11/01/96(e)                      939,177
----------------------------------------------------------------------------------------------
  6,000,000    SBC Capital Markets, Inc., 5.55%, 11/01/96(f)                         6,000,000
----------------------------------------------------------------------------------------------
                     Total Repurchase Agreements                                     6,939,177
----------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS-100.24%                                           128,854,713
----------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES-(0.24)%                                  (306,359)
----------------------------------------------------------------------------------------------
               NET ASSETS-100.00%                                            $     128,548,354
==============================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

                                                       Financials

SCHEDULE OF INVESTMENTS

September 30, 1996

  SHARES                                                                       MARKET VALUE
               COMMON STOCKS-89.03%

               ADVERTISING/BROADCASTING-0.89%

     20,000    Interpublic Group of Companies, Inc.                          $         945,000
----------------------------------------------------------------------------------------------

               AEROSPACE/DEFENSE-2.97%

     23,900    Boeing Co. (The)                                                      2,258,550
----------------------------------------------------------------------------------------------
      7,500    United Technologies Corp.                                               900,938
----------------------------------------------------------------------------------------------
                                                                                     3,159,488
----------------------------------------------------------------------------------------------

               AIRLINES-0.88%

     41,000    Southwest Airlines Co.                                                  937,875
----------------------------------------------------------------------------------------------

               AUTOMOBILE (MANUFACTURERS)-0.72%

     16,000    General Motors Corp.                                                    768,000
----------------------------------------------------------------------------------------------

               BANKING-4.23%

     31,000    Fifth Third Bancorp                                                   1,801,875
----------------------------------------------------------------------------------------------
     25,000    Norwest Bank Corp.                                                    1,021,875
----------------------------------------------------------------------------------------------
     29,200    State Street Boston Corp.                                             1,675,350
----------------------------------------------------------------------------------------------
                                                                                     4,499,100
----------------------------------------------------------------------------------------------

               BANKING (MONEY CENTER)-0.89%

     10,500    Citicorp                                                                951,563
----------------------------------------------------------------------------------------------

               BEVERAGES (SOFT DRINKS)-0.76%

     28,500    PepsiCo, Inc.                                                           805,125
----------------------------------------------------------------------------------------------

               BIOTECHNOLOGY-1.04%

     20,000    Guidant Corp.                                                         1,105,000
----------------------------------------------------------------------------------------------

               BUSINESS SERVICES-4.35%

     35,000    Equifax, Inc.                                                           923,125
----------------------------------------------------------------------------------------------
     55,450    Olsten Corp.                                                          1,379,319
----------------------------------------------------------------------------------------------
     33,600    Reuters Holdings PLC-Sponsored ADR (United Kingdom)                   2,326,800
----------------------------------------------------------------------------------------------
                                                                                     4,629,244
----------------------------------------------------------------------------------------------

               CHEMICALS-1.34%

     26,300    PPG Industries, Inc.                                                  1,430,063
----------------------------------------------------------------------------------------------

               CHEMICALS (SPECIALTY)-0.74%

     13,500    Air Products & Chemicals, Inc.                                          786,375
----------------------------------------------------------------------------------------------

               COMPUTER MINI/PCS-0.78%

     10,600    Dell Computer Corp.(a)                                                  824,150
----------------------------------------------------------------------------------------------

               COMPUTER NETWORKING-2.03%

      9,000    Ascend Communications, Inc.(a)                                          595,125
----------------------------------------------------------------------------------------------
     16,500    Cisco Systems, Inc.(a)                                                1,024,031
----------------------------------------------------------------------------------------------
     13,000    FORE Systems, Inc.(a)                                                   537,875
----------------------------------------------------------------------------------------------
                                                                                     2,157,031
----------------------------------------------------------------------------------------------

Financials

  SHARES                                                                       MARKET VALUE
               COMPUTER SOFTWARE/SERVICES-7.55%

     18,000    Computer Associates International, Inc.                       $       1,075,500
----------------------------------------------------------------------------------------------
      7,000    Computer Sciences Corp.(a)                                              538,125
----------------------------------------------------------------------------------------------
     16,000    Electronic Data Systems Corp.                                           982,000
----------------------------------------------------------------------------------------------
     51,100    Fiserv, Inc.(a)                                                       1,954,575
----------------------------------------------------------------------------------------------
     12,000    Microsoft, Corp.(a)                                                   1,582,500
----------------------------------------------------------------------------------------------
     31,950    Oracle Systems Corp.(a)                                               1,359,872
----------------------------------------------------------------------------------------------
      7,000    PairGain Technologies, Inc.(a)                                          546,875
----------------------------------------------------------------------------------------------
                                                                                     8,039,447
----------------------------------------------------------------------------------------------

               CONGLOMERATES-1.38%

     16,600    Du Pont (E.I.) de Nemours & Co.                                       1,464,950
----------------------------------------------------------------------------------------------

               COSMETICS & TOILETRIES-4.47%

     10,000    Avon Products, Inc.                                                     496,250
----------------------------------------------------------------------------------------------
     34,000    Gillette Co. (The)                                                    2,452,250
----------------------------------------------------------------------------------------------
     18,500    Procter & Gamble Co.                                                  1,803,750
----------------------------------------------------------------------------------------------
                                                                                     4,752,250
----------------------------------------------------------------------------------------------

               ELECTRIC POWER-3.56%

     26,000    Allegheny Power System, Inc.                                            754,000
----------------------------------------------------------------------------------------------
     27,500    Consolidated Edison Co. of New York, Inc.                               763,125
----------------------------------------------------------------------------------------------
     28,000    Entergy Corp.                                                           756,000
----------------------------------------------------------------------------------------------
     34,000    Houston Industries Inc.                                                 752,250
----------------------------------------------------------------------------------------------
     28,600    Illinova Corp.                                                          757,900
----------------------------------------------------------------------------------------------
                                                                                     3,783,275
----------------------------------------------------------------------------------------------

               ELECTRIC COMPONENTS/MISCELLANEOUS-4.17%

     22,000    Emerson Electric Co.                                                  1,982,750
----------------------------------------------------------------------------------------------
     27,000    General Electric Co.                                                  2,457,000
----------------------------------------------------------------------------------------------
                                                                                     4,439,750
----------------------------------------------------------------------------------------------

               FINANCE (CONSUMER CREDIT)-1.69%

     10,000    Federal Home Loan Mortgage Corp.                                        978,750
----------------------------------------------------------------------------------------------
     11,000    Student Loan Marketing Association                                      820,875
----------------------------------------------------------------------------------------------
                                                                                     1,799,625
----------------------------------------------------------------------------------------------

               FOOD/PROCESSING-1.75%

     52,200    Sara Lee Corp.                                                        1,866,150
----------------------------------------------------------------------------------------------

               HOTELS/MOTELS-0.85%

     32,000    Hilton Hotels Corp.                                                     908,000
----------------------------------------------------------------------------------------------

               INSURANCE (LIFE & HEALTH)-1.50%

     22,000    Conseco, Inc.                                                         1,083,500
----------------------------------------------------------------------------------------------
     20,000    Equitable Companies Inc.                                                515,000
----------------------------------------------------------------------------------------------
                                                                                     1,598,500
----------------------------------------------------------------------------------------------

               INSURANCE (MULTI-LINE PROPERTY)-6.59%

     21,000    American International Group, Inc.                                    2,115,750
----------------------------------------------------------------------------------------------
     32,400    Chubb Corp.                                                           1,490,400
----------------------------------------------------------------------------------------------
      6,800    CIGNA Corp.                                                             815,150
----------------------------------------------------------------------------------------------
      5,200    General Re Corp.                                                        737,100
----------------------------------------------------------------------------------------------

                                                       Financials

  SHARES                                                                       MARKET VALUE
               Insurance (Multi-Line Property)-continued

     13,000    MGIC Investment Corp.                                         $         875,875
----------------------------------------------------------------------------------------------
     20,000    Travelers Group, Inc.                                                   982,500
----------------------------------------------------------------------------------------------
                                                                                     7,016,775
----------------------------------------------------------------------------------------------

               LEISURE & RECREATION-0.85%

     21,000    Harley-Davidson, Inc.                                                   903,000
----------------------------------------------------------------------------------------------

               MEDICAL (DRUGS)-6.43%

     25,000    Abbott Laboratories                                                   1,231,250
----------------------------------------------------------------------------------------------
     51,200    Johnson & Johnson                                                     2,624,000
----------------------------------------------------------------------------------------------
     42,500    Merck & Co., Inc.                                                     2,990,937
----------------------------------------------------------------------------------------------
                                                                                     6,846,187
----------------------------------------------------------------------------------------------

               MEDICAL (INSTRUMENTS/PRODUCTS)-2.04%

     33,900    Medtronic, Inc.                                                       2,173,837
----------------------------------------------------------------------------------------------

               MEDICAL (PATIENT SERVICES)-1.61%

     13,800    Columbia/HCA Healthcare Corp.                                           784,875
----------------------------------------------------------------------------------------------
     32,000    Sybron International Corp.(a)                                           928,000
----------------------------------------------------------------------------------------------
                                                                                     1,712,875
----------------------------------------------------------------------------------------------

               NATURAL GAS PIPELINE-0.33%

      6,200    Columbia Gas System, Inc.                                               347,200
----------------------------------------------------------------------------------------------

               OIL & GAS (SERVICES)-3.02%

     15,000    Halliburton Co.                                                         774,375
----------------------------------------------------------------------------------------------
     10,000    Royal Dutch Petroleum Co.-ADR-New York shares (Netherlands)           1,561,250
----------------------------------------------------------------------------------------------
      9,500    Texaco, Inc.                                                            874,000
----------------------------------------------------------------------------------------------
                                                                                     3,209,625
----------------------------------------------------------------------------------------------

               OIL EQUIPMENT & SUPPLIES-1.41%

     17,700    Schlumberger Ltd.                                                     1,495,650
----------------------------------------------------------------------------------------------

               PUBLISHING-0.79%

     25,000    New York Times Co.                                                      843,750
----------------------------------------------------------------------------------------------

               RESTAURANTS-0.76%

     17,000    McDonald's Corp.                                                        805,375
----------------------------------------------------------------------------------------------

               RETAIL (FOOD & DRUG)-1.12%

     28,300    Albertson's, Inc.                                                     1,192,137
----------------------------------------------------------------------------------------------

               RETAIL (STORES)-5.63%

     15,700    Lowe's Companies, Inc.                                                  641,738
----------------------------------------------------------------------------------------------
     30,000    Pep Boys-Manny, Moe & Jack                                            1,068,750
----------------------------------------------------------------------------------------------
     45,000    Staples, Inc.(a)                                                        998,437
----------------------------------------------------------------------------------------------
     27,000    Sysco Corp.                                                             907,875
----------------------------------------------------------------------------------------------
     50,000    Viking Office Products, Inc.(a)                                       1,500,000
----------------------------------------------------------------------------------------------
     33,000    Wal-Mart Stores, Inc.                                                   870,375
----------------------------------------------------------------------------------------------
                                                                                     5,987,175
----------------------------------------------------------------------------------------------

Financials

  SHARES                                                                       MARKET VALUE
               SEMICONDUCTORS-1.91%

     10,000    Altera Corp.(a)                                               $         506,250
----------------------------------------------------------------------------------------------
     10,500    Intel Corp.                                                           1,002,094
----------------------------------------------------------------------------------------------
      9,500    Texas Instruments, Inc.                                                 523,688
----------------------------------------------------------------------------------------------
                                                                                     2,032,032
----------------------------------------------------------------------------------------------

               SHOES & RELATED APPAREL-0.97%

      8,500    NIKE, Inc.-Class B                                                    1,032,750
----------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-1.91%

     25,000    Lucent Technologies, Inc.                                             1,146,875
----------------------------------------------------------------------------------------------
     20,400    MFS Communications Co., Inc.(a)                                         889,950
----------------------------------------------------------------------------------------------
                                                                                     2,036,825
----------------------------------------------------------------------------------------------

               TELEPHONE-2.25%

     19,000    BellSouth Corp.                                                         703,000
----------------------------------------------------------------------------------------------
     18,000    Cincinnati Bell, Inc.                                                   954,000
----------------------------------------------------------------------------------------------
     15,400    SBC Communications, Inc.                                                741,125
----------------------------------------------------------------------------------------------
                                                                                     2,398,125
----------------------------------------------------------------------------------------------

               TEXTILES-0.95%

     14,000    Gucci Group NV-ADR-New York shares (Netherlands)                      1,015,000
----------------------------------------------------------------------------------------------

               TOBACCO-1.92%

     13,500    Philip Morris Companies, Inc.                                         1,211,625
----------------------------------------------------------------------------------------------
     32,000    RJR Nabisco Holdings Corp.                                              832,000
----------------------------------------------------------------------------------------------
                                                                                     2,043,625
----------------------------------------------------------------------------------------------
               Total Common Stocks                                                  94,741,904
----------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
               U.S. TREASURY BILLS-4.49%(b)

$ 4,910,000(c) 5.17%, 04/03/97                                                       4,783,027
----------------------------------------------------------------------------------------------

               REPURCHASE AGREEMENTS-5.42%(d)

    766,387    Daiwa Securities America, Inc., 5.80%, 10/01/96(e)                      766,387
----------------------------------------------------------------------------------------------
  5,000,000    UBS Securities Inc., 5.90%, 10/01/96(f)                               5,000,000
----------------------------------------------------------------------------------------------
                     Total Repurchase Agreements                                     5,766,387
----------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS-98.94%                                            105,291,318
----------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES-1.06%                                   1,123,392
----------------------------------------------------------------------------------------------
               NET ASSETS-100.00%                                            $     106,414,710
==============================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) U.S. treasury bills are traded on a discount. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 09/30/96 with a maturing value of $750,737,063. Collateralized by $696,875,000 U.S. Treasury obligations, 7.875% to 8.375% due 11/15/07 to 08/15/08.
(f) Joint repurchase agreement entered into 09/30/96 with a maturing value of $300,049,167. Collateralized by $678,362,131 U.S. Government agency obligations, 0% to 11.00% due 10/01/00 to 03/01/33.

See Notes to Financial Statements.

                                                     Financials

STATEMENTS OF ASSETS AND LIABILITIES

                                                             OCTOBER 31,       SEPTEMBER 30,
                                                                 1996              1996
                                                             ------------      -------------
ASSETS:

Investments, at market value (cost: $101,592,848 and
  $78,291,809)                                               $128,854,713      $105,291,318
--------------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                              1,528,029                --
--------------------------------------------------------------------------------------------
  Capital stock sold                                            1,934,587         1,144,249
--------------------------------------------------------------------------------------------
  Dividends and interest                                           65,749           144,747
--------------------------------------------------------------------------------------------
  Variation margin                                                115,600                --
--------------------------------------------------------------------------------------------
Investment for deferred compensation plan                           1,494               713
--------------------------------------------------------------------------------------------
Other assets                                                       46,398            48,053
--------------------------------------------------------------------------------------------
    Total assets                                              132,546,570       106,629,080
--------------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                         2,150,800                --
--------------------------------------------------------------------------------------------
  Capital stock reacquired                                      1,692,177            33,810
--------------------------------------------------------------------------------------------
  Deferred compensation                                             1,494               713
--------------------------------------------------------------------------------------------
Accrued advisory fees                                              68,230            60,011
--------------------------------------------------------------------------------------------
Accrued accounting services fees                                    4,309            16,263
--------------------------------------------------------------------------------------------
Accrued directors' fees                                               595             1,580
--------------------------------------------------------------------------------------------
Accrued distribution fees                                          37,233            76,346
--------------------------------------------------------------------------------------------
Accrued transfer agent fees                                         9,908            10,150
--------------------------------------------------------------------------------------------
Accrued operating expenses                                         33,470            15,497
--------------------------------------------------------------------------------------------
    Total liabilities                                           3,998,216           214,370
--------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                  $128,548,354      $106,414,710
============================================================================================

NET ASSETS:

  Class A                                                    $120,447,685      $106,414,710
--------------------------------------------------------------------------------------------
  Class B                                                    $  8,100,669                --
--------------------------------------------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                                                750,000,000       750,000,000
--------------------------------------------------------------------------------------------
    Outstanding                                                 4,618,824         4,163,564
--------------------------------------------------------------------------------------------
  Class B:
    Authorized                                                750,000,000       750,000,000
--------------------------------------------------------------------------------------------
    Outstanding                                                   310,679                --
--------------------------------------------------------------------------------------------

CLASS A:

Net asset value and redemption price per share               $      26.08      $      25.56
--------------------------------------------------------------------------------------------
Offering price per share:
    (Net asset value divided by 94.50%)                      $      27.60      $      27.05
--------------------------------------------------------------------------------------------

CLASS B:

Net asset value and offering price per share                 $      26.07                --
============================================================================================

See Notes to Financial Statements.

Financials

STATEMENTS OF OPERATIONS

                                                                         ONE MONTH ENDED       YEAR ENDED
                                                                           OCTOBER 31,       SEPTEMBER 30,
                                                                              1996                1996
                                                                        -----------------    --------------
INVESTMENT INCOME:

Dividends (net of $2,518 and $23,207 foreign withholding tax)              $    60,573        $  1,208,166
-----------------------------------------------------------------------------------------------------------
Interest                                                                        79,751             166,454
-----------------------------------------------------------------------------------------------------------
    Total investment income                                                    140,324           1,374,620
-----------------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                   75,253             578,569
-----------------------------------------------------------------------------------------------------------
Custodian fees                                                                   2,838              19,467
-----------------------------------------------------------------------------------------------------------
Distribution fees -- Class A                                                    34,010             190,772
-----------------------------------------------------------------------------------------------------------
Distribution fees -- Class B                                                     3,166                  --
-----------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                   5,591              57,849
-----------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                   1,601                  --
-----------------------------------------------------------------------------------------------------------
Accounting service fees                                                          4,309              51,360
-----------------------------------------------------------------------------------------------------------
Directors' fees                                                                    581               8,111
-----------------------------------------------------------------------------------------------------------
Other                                                                           12,931              73,915
-----------------------------------------------------------------------------------------------------------
    Total expenses                                                             140,280             980,043
-----------------------------------------------------------------------------------------------------------
Less expenses assumed by advisor                                                (7,024)            (19,409)
-----------------------------------------------------------------------------------------------------------
    Net expenses                                                               133,256             960,634
-----------------------------------------------------------------------------------------------------------
Net investment income                                                            7,068             413,986
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FUTURES CONTRACTS:

Net realized gain on sales of investment securities                          1,953,887          17,138,864
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                                                        262,356          (1,150,933)
-----------------------------------------------------------------------------------------------------------
  Futures contracts                                                             (7,768)            (22,050)
-----------------------------------------------------------------------------------------------------------
                                                                               254,588          (1,172,983)
-----------------------------------------------------------------------------------------------------------
Net gain on investment securities and futures contracts                      2,208,475          15,965,881
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       $ 2,215,543        $ 16,379,867
==========================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                               ONE MONTH ENDED           YEAR ENDED SEPTEMBER 30,
                                                                 OCTOBER 31,      ---------------------------------------
                                                                    1996                1996                  1995
                                                              -----------------   -----------------     -----------------
OPERATIONS:

  Net investment income                                         $       7,068       $       413,986        $      435,096
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities               1,953,887            17,138,864             3,508,717
-------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and futures contracts                                  254,588            (1,172,983)           11,889,076
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations            2,215,543            16,379,867            15,832,889
-------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                       --              (616,045)             (358,084)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains                      --            (8,878,928)           (1,424,952)
-------------------------------------------------------------------------------------------------------------------------
Capital stock transactions - net:
  Class A                                                          11,821,515            28,205,736            (2,840,672)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                           8,096,586                    --                    --
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                     22,133,644            35,090,630            11,209,181
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             106,414,710            71,324,080            60,114,899
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                 $ 128,548,354       $   106,414,710        $   71,324,080
=========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                    $  87,482,889       $    67,564,788        $   39,359,052
-------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                 209,005               201,937               403,996
-------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities                                                     13,624,413            11,670,526             3,410,590
-------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                              27,232,047            26,977,459            28,150,442
-------------------------------------------------------------------------------------------------------------------------
                                                                $ 128,548,354       $   106,414,710        $   71,324,080
=========================================================================================================================

See Notes to Financial Statements.

                                                                   Financials

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Blue Chip Fund, AIM Aggressive Growth Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, and AIM Weingarten Fund. Prior to June 3, 1996, the Fund was the Baird Blue Chip Fund, Inc. which was incorporated under the laws of Wisconsin. Pursuant to an Agreement and Plan of Reorganization between the Company and the Baird Blue Chip Fund, Inc., the Fund was reorganized as a portfolio of the Company effective June 3, 1996. As a result of the reorganization, the Fund's fiscal year was changed from September 30 to October 31. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class B shares commenced operations on October 1, 1996. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund's investment objective is long-term growth of capital. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

Financials

D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the
   Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with
   changes in   the value of the securities being hedged.
G. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g., advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees for two years to the extent necessary to keep the annual expense ratio for Class A shares at 1.31% for such period. During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, AIM voluntarily waived advisory fees in the amounts of $7,024 and $19,409, respectively. Prior to June 3, 1996, the Baird Blue Chip Fund, Inc., ("BBC") had a management agreement with Robert W. Baird & Co. Incorporated ("RWB") to serve as investment advisor and manager. Under the terms of the agreement, the BBC paid RWB an advisory fee at the annual rate of 0.74% of the daily net assets of the BBC.
  At a special meeting held on March 15, 1996, the shareholders of the BBC approved a transaction whereby the assets (net of liabilities) of the BBC would be sold to AIM Blue Chip Fund, a newly-created portfolio of AIM Equity Funds, Inc., pursuant to the Agreement and Plan of Reorganization dated December 20, 1995, as amended, between the BBC and AIM Equity Funds, Inc. (the "Agreement and Plan of Reorganization"). The requisite vote for approval was a majority of the shares of the BBC outstanding on the record date (January 25, 1996). Of the 3,085,577 shares outstanding on the record date, 1,925,583 shares (or 62.4% of the total outstanding shares) were present at the meeting in person or by proxy, 1,773,720 shares (or 57.5% of the total outstanding shares) voted for approval of the Agreement and Plan of Reorganization and the reorganization transaction, and 151,863 shares either voted against or abstained from voting on the matter. The transaction occurred on June 3, 1996.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, AIM was reimbursed $4,309 and $16,236, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, AFS was paid $4,759 and $16,223, respectively, for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares

                                                                     Financials

(the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the one month ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $34,010 and $3,166, respectively, as compensation pursuant to the Plans. During the period from June 3, 1996 through September 30, 1996, the Class A shares paid by AIM Distributors $97,045 as compensation pursuant to the Class A Plan. Prior to June 3, 1996, the BBC had adopted a distribution plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provided that the BBC may incur certain costs which may not exceed the lesser of a monthly payment amount equal to 0.45% per year of the BBC's daily net assets or the actual distribution costs incurred by RWB during the year. During the period October 1, 1995 through June 3, 1996, BBC paid RWB $93,727 as compensation under the Plan.
  AIM Distributors received commissions of $42,859 and $101,484 from sales of shares of the Class A's capital stock transactions during the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, AIM Distributors did not receive contingent deferred sales charges imposed on redemption of Fund Shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors. During the period October 1, 1995 through June 3, 1996, the BBC was advised that RWB received $51,342 from investors representing commissions on sales of BBC shares and no brokerage fees on the execution of purchases and sales of portfolio securities were paid by the BBC.
  During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, the Fund paid legal fees of $66 and $362, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank d/b/a Chemical Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the one month ended October 31, 1996 and the period from July 19, 1996 through September 30, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

Financials

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the one month ended October 31, 1996 were $18,525,377 and $10,284,796, respectively, and during the year ended September 30, 1996 were $54,111,108 and $43,365,584, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:

                                                                                       OCTOBER 31,      SEPTEMBER 30,
                                                                                           1996              1996
                                                                                       ------------     --------------
Aggregate unrealized appreciation of investment securities                             $27,860,837       $ 27,738,465
----------------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                              (650,839)          (738,956)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                   $27,209,998       $ 26,999,509
======================================================================================================================

  Costs of investments for tax purposes for the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996 are $101,644,715 and $78,291,809, respectively.

NOTE 5-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding during the one month ended October 31, 1996 and the years ended September 30, 1996 and 1995 were as follows:

                                                        OCTOBER 31, 1996          SEPTEMBER 30, 1996         SEPTEMBER 30, 1995
                                                     ----------------------    ------------------------    ----------------------
                                                      SHARES      AMOUNT        SHARES        AMOUNT        SHARES      AMOUNT
                                                     --------   -----------    ---------   ------------    --------   -----------
Sold:
  Class A                                             620,358   $16,142,093    1,504,902   $ 36,636,393     235,753   $ 4,808,974
--------------------------------------------------   ----------------------    ------------------------    ----------------------
  Class B*                                            313,256     8,163,778           --             --          --            --
--------------------------------------------------   ----------------------    ------------------------    ----------------------
Issued as reinvestment of dividends:
  Class A                                                  --            --      178,537      4,200,245      43,313       809,149
--------------------------------------------------   ----------------------    ------------------------    ----------------------
Reacquired:
  Class A                                            (165,098)   (4,320,578)    (513,296)   (12,630,902)   (414,147)   (8,458,795)
--------------------------------------------------   ----------------------    ------------------------    ----------------------
  Class B*                                             (2,577)      (67,192)          --             --          --            --
--------------------------------------------------   ----------------------    ------------------------    ----------------------
                                                      765,939   $19,918,101    1,170,143   $ 28,205,736    (135,081)  $(2,840,672)
==================================================   ======================    ========================    ======================

* Class B shares commenced operations on October 1, 1996.

NOTE 7-OPEN FUTURES CONTRACTS

On October 31, 1996, $473,000, principal amount of U.S. Treasury bills were pledged as collateral to cover margin requirements for open futures contracts. On September 30, 1996, $195,000, principal amount of U.S. Treasury bills were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                                                                  UNREALIZED
                                                                          NO. OF                                APPRECIATION/
                                                        CONTRACT         CONTRACTS       MONTH/COMMITMENT       (DEPRECIATION)
                                                      -------------      ---------      ------------------      --------------
Open futures contracts at October 31, 1996:           S&P 500 Index          34               March 97/Buy        $  (29,818)
Open futures contracts at September 30, 1996:         S&P 500 Index          14               March 97/Buy           (22,050)

                                                                   Financials

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding of the Class A shares during the one month ended October 31, 1996 and each of the years in the nine-year period ended September 30, 1996 and for a share of capital stock outstanding of the Class B shares during the period October 1, 1996 (date operations commenced) through October 31, 1996.

                                             OCTOBER 31,                           SEPTEMBER 30,
                                             -----------    -----------------------------------------------------------
CLASS A:                                        1996          1996(a)          1995            1994            1993
                                             -----------    -----------     -----------     -----------     -----------
Net asset value, beginning of period          $   25.56      $    23.83       $   19.22       $   18.89       $   18.24
------------------------------------------    ---------      ----------       ---------       ---------       ---------
Income from investment operations:
   Net investment income                          (0.00)           0.33            0.14            0.15            0.19
------------------------------------------    ---------      ----------       ---------       ---------       ---------
   Net realized and unrealized gains
     (losses) on investments                       0.52            4.61            5.05            1.24            0.63
------------------------------------------    ---------      ----------       ---------       ---------       ---------
       Total from investment operations            0.52            4.94            5.19            1.39            0.82
------------------------------------------    ---------      ----------       ---------       ---------       ---------
Less distributions:
   Dividends from net investment income              --           (0.21)          (0.12)          (0.21)          (0.17)
------------------------------------------    ---------      ----------       ---------       ---------       ---------
   Distributions from net realized gains             --           (3.00)          (0.46)          (0.85)             --
------------------------------------------    ---------      ----------       ---------       ---------       ---------
       Total distributions                           --           (3.21)          (0.58)          (1.06)          (0.17)
------------------------------------------    ---------      ----------       ---------       ---------       ---------
Net asset value, end of period                    26.08           25.56           23.83           19.22           18.89
==========================================    =========      ==========       =========       =========       =========
Total return(b)                                    2.04%          22.39%          27.84%           7.69%           4.54%
==========================================    =========      ==========       =========       =========       =========
Ratios/supplement data:
Net assets, end of period (000s omitted)      $ 120,448      $  106,415       $  71,324       $  60,115       $  65,112
==========================================    =========      ==========       =========       =========       =========
Ratio of expenses to average net assets            1.30%(c)        1.26%(d)         1.3%            1.4%            1.3%
==========================================    =========      ==========       =========       =========       =========
Ratio of net investment income to average
 net assets                                        0.12%(c)        0.53%(d)         0.7%            0.8%            1.0%
==========================================    =========      ==========       =========       =========       =========
Portfolio turnover rate                              10%             58%             17%             13%             25%
==========================================    =========      ==========       =========       =========       =========
Average Brokerage Commission Rate             $  0.0665             N/A             N/A             N/A             N/A
==========================================    =========      ==========       =========       =========       =========

                                                                             SEPTEMBER 30,
                                              ---------------------------------------------------------------------------
CLASS A:                                         1992            1991            1990            1989            1988
                                              -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period            $   16.77       $   13.60       $   13.82       $   11.48       $   13.10
------------------------------------------      ---------       ---------       ---------       ---------       ---------
Income from investment operations:
   Net investment income                             0.20            0.23            0.25            0.24            0.12
------------------------------------------      ---------       ---------       ---------       ---------       ---------
   Net realized and unrealized gains
     (losses) on investments                         1.48            3.19           (0.20)           2.25           (1.68)
------------------------------------------      ---------       ---------       ---------       ---------       ---------

       Total from investment operations              1.68            3.42            0.05            2.49           (1.56)
------------------------------------------      ---------       ---------       ---------       ---------       ---------
Less distributions:
   Dividends from net investment income             (0.21)          (0.25)          (0.27)          (0.15)          (0.02)
------------------------------------------      ---------       ---------       ---------       ---------       ---------
   Distributions from net realized gains               --              --              --              --           (0.04)
------------------------------------------      ---------       ---------       ---------       ---------       ---------
       Total distributions                          (0.21)          (0.25)          (0.27)          (0.15)          (0.06)
------------------------------------------      ---------       ---------       ---------       ---------       ---------
Net asset value, end of period                      18.24           16.77           13.60           13.82           11.48
==========================================      =========       =========       =========       =========       =========
Total return(b)                                     10.10%          25.52%           0.34%          21.98%         (11.81)%
==========================================      =========       =========       =========       =========       =========
Ratios/supplement data:
Net assets, end of period (000s omitted)        $  61,601       $  46,958       $  31,706       $  21,170       $  18,681
==========================================      =========       =========       =========       =========       =========
Ratio of expenses to average net assets               1.4%            1.5%            1.6%            1.7%            2.2%
==========================================      =========       =========       =========       =========       =========
Ratio of net investment income to average
 net assets                                           1.2%            1.6%            2.0%            1.9%            3.3%
==========================================      =========       =========       =========       =========       =========
Portfolio turnover rate                                 5%              9%             12%             15%             15%
==========================================      =========       =========       =========       =========       =========
Average Brokerage Commission Rate                     N/A             N/A             N/A             N/A             N/A
==========================================      =========       =========       =========       =========       =========

(a) The Fund changed investment advisors on June 3, 1996.
(b) Does not deduct sales charges and periods for less than one year are not annualized.
(c) Ratios are based on average net assets of $114,411,384. Ratios of expenses and net investment income to average net assets prior to fee waivers are 1.37% and 0.05%, respectively.
(d) Ratios are based on average net assets of $77,923,118. Ratios of expenses and net investment income to average net assets prior to fee waivers are 1.28% and 0.50%, respectively.

                                              OCTOBER 31,
CLASS B:                                         1996
                                              -----------
Net asset value, beginning of period           $   25.56
---------------------------------------------  ---------
Income from investment operations:
   Net investment income                           (0.01)
---------------------------------------------  ---------
   Net realized and unrealized gains (losses)
     on investments                                 0.52
---------------------------------------------  ---------
       Total from investment operations             0.51
---------------------------------------------  ---------
Net asset value, end of period                     26.07
=============================================  =========
Total return(a)                                     2.00%
=============================================  =========
Ratios/supplement data:
Net assets, end of period (000s omitted)       $   8,101
=============================================  =========
Ratio of expenses to average net assets             2.01% (b)
=============================================  =========
Ratio of net investment income (loss) to
 average net assets                                (0.58) (b)
=============================================  =========
Portfolio turnover rate                               10%
=============================================  =========
Average Brokerage Commission Rate              $  0.0665
=============================================  =========

(a) Does not deduct sales charges and periods for less than one year are not annualized.
(b) Ratios are annualized and based on average net assets of $3,728,067. Ratios of expenses and net investment income (loss) to average net assets prior to fee waivers are 2.08% (annualized) and (0.65)%
    (annualized), respectively.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Charter Fund:

                      We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the seven-year period ended October 31, 1993 were audited by other auditors whose report thereon, dated November 12, 1993 expressed an unqualified opinion on those financial highlights.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                    /s/ KPMG PEAT MARWICK LLP
                                                    KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                        SHARES         VALUE
COMMON STOCKS-75.58%

ADVERTISING/BROADCASTING-0.56%

Eagle River Interactive, Inc.(a)          400,000 $     3,750,000
-----------------------------------------------------------------
True North Communications, Inc.           600,000      14,250,000
-----------------------------------------------------------------
                                                       18,000,000
-----------------------------------------------------------------

AEROSPACE/DEFENSE-2.00%

Boeing Co. (The)                          160,000      15,260,000
-----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)             700,000      16,537,500
-----------------------------------------------------------------
Northrop Grumman Corp.                    100,000       8,075,000
-----------------------------------------------------------------
Rockwell International Corp.              200,000      11,000,000
-----------------------------------------------------------------
United Technologies Corp.                 100,000      12,875,000
-----------------------------------------------------------------
                                                       63,747,500
-----------------------------------------------------------------

AIRLINES-0.25%

Sabre Group Holdings Inc.(a)              260,000       7,930,000
-----------------------------------------------------------------

APPLIANCES-0.31%

Sunbeam Corp., Inc.                       400,000       9,850,000
-----------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.46%

Lear Corp.(a)                             400,000      14,800,000
-----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.84%

General Motors Corp.                      500,000      26,937,500
-----------------------------------------------------------------

BANKING-0.50%

Marshall & Ilsley Corp.                   500,000      16,062,500
-----------------------------------------------------------------

BANKING (MONEY CENTER)-1.11%

BankAmerica Corp.                         200,000      18,300,000
-----------------------------------------------------------------
Chase Manhattan Corp.                     200,000      17,150,000
-----------------------------------------------------------------
                                                       35,450,000
-----------------------------------------------------------------

BEVERAGES-0.24%

PepsiCo. Inc.                             260,000       7,702,500
-----------------------------------------------------------------

BUSINESS SERVICES-2.43%

Accustaff Inc.(a)                         300,000       8,025,000
-----------------------------------------------------------------
CUC International, Inc.(a)                500,000      12,250,000
-----------------------------------------------------------------
Diebold, Inc.                             400,000      23,000,000
-----------------------------------------------------------------
Dun & Bradstreet Corp.                    214,900      12,437,338
-----------------------------------------------------------------
Equifax, Inc.                             600,000      17,850,000
-----------------------------------------------------------------
Olsten Corp.                              200,000       4,000,000
-----------------------------------------------------------------
                                                       77,562,338
-----------------------------------------------------------------

COMPUTER MAINFRAMES-0.48%

International Business Machines
  Corp.                                   120,000      15,480,000
-----------------------------------------------------------------

COMPUTER NETWORKING-2.25%

Ascend Communications, Inc.(a)            300,000      19,612,500
-----------------------------------------------------------------
Cascade Communications Corp.(a)           160,000      11,620,000
-----------------------------------------------------------------
Cisco Systems, Inc.(a)                    400,000      24,750,000
-----------------------------------------------------------------
ECI Telecommunications Ltd. Designs       800,000      16,000,000
-----------------------------------------------------------------
                                                       71,982,500
-----------------------------------------------------------------

COMPUTER PERIPHERALS-0.39%

U.S. Robotics Corp.(a)                    200,000      12,575,000
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-4.94%

Computer Associates International,
  Inc.                                    300,000      17,737,500
-----------------------------------------------------------------
Electronic Data Systems Corp.             600,000      27,000,000
-----------------------------------------------------------------
Farallon Communications(a)                235,000       2,996,250
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Fiserv, Inc.(a)                           340,000 $    13,047,500
-----------------------------------------------------------------
HBO & Co.                                 200,000      12,025,000
-----------------------------------------------------------------
Informix Corp.(a)                         300,000       6,656,250
-----------------------------------------------------------------
Learning Co., Inc. (The)(a)               300,000       6,093,750
-----------------------------------------------------------------
Microsoft Corp.(a)                        120,000      16,470,000
-----------------------------------------------------------------
Oracle Corp.(a)                           300,000      12,693,750
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR
  (Ireland)(a)                            200,000       8,625,000
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)                700,000      19,687,500
-----------------------------------------------------------------
Wallace Computer Services, Inc.           500,000      14,687,500
-----------------------------------------------------------------
                                                      157,720,000
-----------------------------------------------------------------

CONGLOMERATES-2.20%

AlliedSignal Inc.                         200,000      13,100,000
-----------------------------------------------------------------
Corning, Inc.                             240,000       9,300,000
-----------------------------------------------------------------
E.I. du Pont de Nemours and Co.           160,000      14,840,000
-----------------------------------------------------------------
Loews Corp.                               400,000      33,050,000
-----------------------------------------------------------------
                                                       70,290,000
-----------------------------------------------------------------

COSMETICS & TOILETRIES-1.21%

Avon Products, Inc.                       240,000      13,020,000
-----------------------------------------------------------------
Gillette Co. (The)                        140,000      10,465,000
-----------------------------------------------------------------
Warner-Lambert Co.                        240,000      15,270,000
-----------------------------------------------------------------
                                                       38,755,000
-----------------------------------------------------------------

ELECTRIC POWER-2.22%

Allegheny Power System, Inc.              400,000      11,950,000
-----------------------------------------------------------------
American Electric Power Co.               360,000      14,940,000
-----------------------------------------------------------------
Carolina Power & Light Co.                280,000      10,115,000
-----------------------------------------------------------------
Duke Power Co.                            300,000      14,662,500
-----------------------------------------------------------------
Southern Co.                              500,000      11,062,500
-----------------------------------------------------------------
Texas Utilities Co.                       200,000       8,100,000
-----------------------------------------------------------------
                                                       70,830,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.49%

General Electric Co.                      200,000      19,350,000
-----------------------------------------------------------------
General Signal Corp.                      200,000       8,150,000
-----------------------------------------------------------------
Honeywell, Inc.                           140,000       8,697,500
-----------------------------------------------------------------
Imation Corp.(a)                           58,100       1,590,487
-----------------------------------------------------------------
Sony Corp.-ADR (Japan)                    160,000       9,660,000
-----------------------------------------------------------------
                                                       47,447,987
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.40%

Merrill Lynch & Co., Inc.                 240,000      16,860,000
-----------------------------------------------------------------
Morgan Stanley Group, Inc.                220,000      11,055,000
-----------------------------------------------------------------
Ryder System, Inc.                        300,000       8,925,000
-----------------------------------------------------------------
United Assets Management Corp.            320,000       7,840,000
-----------------------------------------------------------------
                                                       44,680,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-3.58%

American Express Co.                      200,000       9,400,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.          340,000      34,340,000
-----------------------------------------------------------------
Federal National Mortgage
  Association                           1,800,000      70,425,000
-----------------------------------------------------------------
                                                      114,165,000
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE
FINANCE (SAVINGS & LOAN)-0.32%

Washington Mutual, Inc.                   240,000 $    10,140,000
-----------------------------------------------------------------

FOOD/PROCESSING-0.94%

Dole Food Co.                             240,000       9,360,000
-----------------------------------------------------------------
Interstate Bakeries Corp.                 240,000      10,170,000
-----------------------------------------------------------------
Nabisco Holdings Corp.                    277,100      10,321,975
-----------------------------------------------------------------
                                                       29,851,975
-----------------------------------------------------------------

FUNERAL SERVICES-0.25%

Loewen Group, Inc.                        200,000       7,925,000
-----------------------------------------------------------------

GAMING-0.33%

International Game Technology             500,000      10,562,500
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.23%

Provident Companies, Inc.                 200,000       7,425,000
-----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-3.90%

Allstate Corp.                            400,000      22,450,000
-----------------------------------------------------------------
CIGNA Corp.                               300,000      39,150,000
-----------------------------------------------------------------
ITT Hartford Group, Inc.                  140,000       8,820,000
-----------------------------------------------------------------
MBIA, Inc.                                100,000       8,862,500
-----------------------------------------------------------------
Travelers Group, Inc.                     400,000      21,700,000
-----------------------------------------------------------------
Travelers/Aetna Property Casualty
  Corp.                                   400,000      12,000,000
-----------------------------------------------------------------
USF&G Corp.                               600,000      11,400,000
-----------------------------------------------------------------
                                                      124,382,500
-----------------------------------------------------------------

LEISURE & RECREATION-1.16%

Brunswick Corp.                           500,000      11,750,000
-----------------------------------------------------------------
Callaway Golf Co.                         300,000       9,187,500
-----------------------------------------------------------------
Eastman Kodak Co.                         200,000      15,950,000
-----------------------------------------------------------------
                                                       36,887,500
-----------------------------------------------------------------

MACHINE TOOLS-0.48%

Stanley Works                             540,000      15,255,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-8.94%

American Home Products Corp.              360,000      22,050,000
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                  300,000      31,725,000
-----------------------------------------------------------------
Johnson & Johnson                         680,000      33,490,000
-----------------------------------------------------------------
Lilly (Eli) & Co.                         240,000      16,920,000
-----------------------------------------------------------------
Pfizer Inc.                               300,000      24,825,000
-----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  800,000      28,800,000
-----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                 480,000      32,220,000
-----------------------------------------------------------------
Schering-Plough Corp.                     500,000      32,000,000
-----------------------------------------------------------------
SmithKline Beecham PLC-ADR (United
  Kingdom)                                640,000      40,080,000
-----------------------------------------------------------------
Teva Pharmaceuticals Industries
  Ltd.-ADR (Israel)                       320,000      13,400,000
-----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)           300,000      10,012,500
-----------------------------------------------------------------
                                                      285,522,500
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.12%

American Medical Response, Inc.(a)        300,000       9,000,000
-----------------------------------------------------------------
Columbia/HCA Healthcare Corp.             900,000      32,175,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                    1,000,000      21,125,000
-----------------------------------------------------------------
OrNda HealthCorp(a)                       360,000       9,810,000
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)              100,000       4,550,000
-----------------------------------------------------------------
PacifiCare Health System, Inc.(a)          28,500       2,002,125
-----------------------------------------------------------------
RoTech Medical Corp.(a)                   400,000       6,400,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)                 700,000      14,612,500
-----------------------------------------------------------------
                                                       99,674,625
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE
MEDICAL INSTRUMENTS/PRODUCTS-1.29%

Baxter International, Inc.                400,000 $    16,650,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)                300,000      16,312,500
-----------------------------------------------------------------
Omnicare, Inc.                            300,000       8,175,000
-----------------------------------------------------------------
                                                       41,137,500
-----------------------------------------------------------------

NATURAL GAS PIPELINE-1.49%

PanEnergy Corp.                           300,000      11,550,000
-----------------------------------------------------------------
Sonat, Inc.                               200,000       9,850,000
-----------------------------------------------------------------
Williams Companies, Inc.                  500,000      26,125,000
-----------------------------------------------------------------
                                                       47,525,000
-----------------------------------------------------------------

OIL & GAS (SERVICES)-3.39%

Halliburton Co.                           260,000      14,722,500
-----------------------------------------------------------------
Mobil Corp.                               160,000      18,680,000
-----------------------------------------------------------------
National Fuel Gas Co.                      42,500       1,583,125
-----------------------------------------------------------------
Petroleum Geo-Services A.S.A.-ADR
  (Norway)(a)                             266,600       9,131,050
-----------------------------------------------------------------
Reading & Bates Corp.(a)                  420,000      12,075,000
-----------------------------------------------------------------
Royal Dutch Petroleum Co. (Netherlands)   100,000      16,537,500
-----------------------------------------------------------------
Texaco, Inc.                              160,000      16,260,000
-----------------------------------------------------------------
Transocean Offshore Inc.                  160,000      10,120,000
-----------------------------------------------------------------
YPF S.A.-ADR (Argentina)                  400,000       9,100,000
-----------------------------------------------------------------
                                                      108,209,175
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.81%

Coastal Corp.                             400,000      17,200,000
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)        140,000       8,522,500
-----------------------------------------------------------------
                                                       25,722,500
-----------------------------------------------------------------

PUBLISHING-0.91%

Gannett Co., Inc.                         168,000      12,747,000
-----------------------------------------------------------------
Tribune Co.                               200,000      16,350,000
-----------------------------------------------------------------
                                                       29,097,000
-----------------------------------------------------------------

RAILROADS-0.11%

Wisconsin Central Transportation
  Corp.                                   100,000       3,600,000
-----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-2.38%

Crescent Real Estate Equities, Inc.       400,000      16,700,000
-----------------------------------------------------------------
FelCor Suite Hotels, Inc.                 320,000      10,480,000
-----------------------------------------------------------------
National Health Investors, Inc.           300,000      10,462,500
-----------------------------------------------------------------
Patroit American Hospitality, Inc.        440,000      15,455,000
-----------------------------------------------------------------
Spieker Properties, Inc.                  300,000       9,225,000
-----------------------------------------------------------------
Starwood Lodging Trust                    300,000      13,500,000
-----------------------------------------------------------------
                                                       75,822,500
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.89%

Food Lion, Inc.-Class A                 1,300,000      11,131,250
-----------------------------------------------------------------
Safeway, Inc.(a)                          400,000      17,150,000
-----------------------------------------------------------------
                                                       28,281,250
-----------------------------------------------------------------

RETAIL (STORES)-1.69%

Blue Square-Israel Ltd-ADR
  (Israel)(a)                             110,500       1,740,375
-----------------------------------------------------------------
Dayton-Hudson Corp.                       300,000      10,387,500
-----------------------------------------------------------------
Fila Holdings S.p.A.-ADR (Italy)          141,700      10,202,400
-----------------------------------------------------------------
J.C. Penney Co., Inc.                     300,000      15,750,000
-----------------------------------------------------------------
Wal-Mart Stores, Inc.                     600,000      15,975,000
-----------------------------------------------------------------
                                                       54,055,275
-----------------------------------------------------------------

SEMICONDUCTORS-1.24%

Intel Corp.                               360,000      39,555,000
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE

SHOES & RELATED APPAREL-0.44%

NIKE, Inc. Class B                        240,000 $    14,130,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-6.19%

ADC Telecommunications(a)                 140,000       9,572,500
-----------------------------------------------------------------
American Portable Telecom, Inc.(a)        500,000       3,812,500
-----------------------------------------------------------------
Andrew Corp.(a)                           340,000      16,575,000
-----------------------------------------------------------------
Frontier Corp.                            540,000      15,660,000
-----------------------------------------------------------------
Koor Industries Ltd.-ADR (Israel)         240,000       4,170,000
-----------------------------------------------------------------
LCI International, Inc.(a)                315,789      10,065,775
-----------------------------------------------------------------
Lucent Technologies, Inc.                 400,000      18,800,000
-----------------------------------------------------------------
MFS Communications Co., Inc.(a)         1,004,936      50,372,417
-----------------------------------------------------------------
Nokia Corp.-Class A-ADR (Finland)         360,000      16,695,000
-----------------------------------------------------------------
Pacific Telesis Group                     300,000      10,200,000
-----------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Brazil)                       200,000      14,900,000
-----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR (Sweden)                   600,000      16,575,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                          120,000      10,215,000
-----------------------------------------------------------------
                                                      197,613,192
-----------------------------------------------------------------

TELEPHONE-2.79%

Ameritech Corp.                           300,000      16,425,000
-----------------------------------------------------------------
BellSouth Corp.                           500,000      20,375,000
-----------------------------------------------------------------
Cincinnati Bell, Inc.                     800,000      39,500,000
-----------------------------------------------------------------
SBC Communications, Inc.                  260,000      12,642,500
-----------------------------------------------------------------
                                                       88,942,500
-----------------------------------------------------------------

TEXTILES-0.23%

VF Corp.                                  109,900       7,184,712
-----------------------------------------------------------------

TOBACCO-3.11%

Philip Morris Companies, Inc.             700,000      64,837,500
-----------------------------------------------------------------
RJR Nabisco Holdings Corp.              1,200,000      34,650,000
-----------------------------------------------------------------
                                                       99,487,500
-----------------------------------------------------------------

TRANSPORTATION-0.09%

Hvide Marine, Inc. Class A(a)             200,000       2,975,000
-----------------------------------------------------------------
    Total Common Stocks                             2,412,932,529
-----------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT

CONVERTIBLE CORPORATE BONDS-12.95%

AUTOMOBILE/TRUCK PARTS & TIRES-0.41%

Magna International, Inc.,
  Conv. Sub Deb., 5.00%, 10/15/02     $12,000,000 $    13,110,000
-----------------------------------------------------------------

BUSINESS SERVICES-0.30%

Career Horizons, Inc.,
  Conv. Bonds, 7.00%, 11/01/02(b)
  (acquired 10/16/95-11/27/95; cost
  $4,015,000)                           4,000,000       9,725,601
-----------------------------------------------------------------

CHEMICALS-1.08%

Hexcel Corp.,
  Conv. Sub. Notes, 7.00%, 08/01/03     6,000,000       8,010,000
-----------------------------------------------------------------
Sandoz Capital BVI Ltd.
  (Switzerland),
  Sr. Conv. Deb., 2.00%, 10/06/02(b)
  (acquired 01/09/96-06/05/96; cost
  $24,018,250)                         24,000,000      26,430,000
-----------------------------------------------------------------
                                                       34,440,000
-----------------------------------------------------------------

COMPUTER NETWORKING-0.77%

3Com Corp.,
  Conv. Sub. Notes, 10.25%,
  11/01/01(b)
  (acquired 11/07/95-08/28/96; cost
  $19,300,448)                         12,000,000      24,720,000
-----------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE

COMPUTER SOFTWARE/SERVICES-0.25%

Comverse Technology Inc.,
  Conv. Sub. Deb., 5.75%,
  10/01/06(b)
  (acquired 10/01/96-10/24/96; cost
  $8,029,250)                        $  8,000,000 $     7,960,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.95%

ADT Operations,
  Conv. Sub. Notes, 4.32%,
  07/06/10(c)                          25,000,000      14,937,500
-----------------------------------------------------------------
Checkpoint Systems Inc.,
  Conv. Sub. Deb., 5.25%,
  11/01/05(b)
  (acquired 10/17/95-11/15/95; cost
  $4,013,125)                           4,000,000       5,450,750
-----------------------------------------------------------------
SCI Systems, Inc.,
  Conv. Sub. Notes, 5.00%,
  05/01/06(b)
  (acquired 10/24/96-10/28/96; cost
  $9,952,680)                           8,000,000       9,800,000
-----------------------------------------------------------------
                                                       30,188,250
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.59%

First Financial Management Corp.,
  Conv. Deb., 5.00%, 12/15/99          10,000,000      18,800,000
-----------------------------------------------------------------

HOTELS/MOTELS-0.62%

HFS, Inc.,
  Conv. Sr. Notes, 4.75%, 03/01/03     10,000,000      12,887,500
-----------------------------------------------------------------
Prime Hospitality Corp.,
  Conv. Sub. Notes, 7.00%, 04/15/02     5,000,000       7,012,500
-----------------------------------------------------------------
                                                       19,900,000
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.57%

Thermo Electron Corp.,
  Conv. Sub. Deb., 4.25%,
  01/01/03(b)
  (acquired 11/29/95-04/01/96; cost
  $17,830,575)                         16,000,000      18,240,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-0.47%

ICN Pharmaceuticals Inc.,
  Conv. Sub. Notes, 8.50%, 11/15/99    14,000,000      15,155,000
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.87%

Genesis Health Ventures,
  Sr. Conv. Sub. Deb., 6.00%,
  11/30/03                              5,000,000       7,684,995
-----------------------------------------------------------------

HEALTHSOUTH Rehabilitation Corp.,

  Conv. Sub. Deb., 5.00%, 04/01/01      6,000,000      12,120,000
-----------------------------------------------------------------
Multicare Companies,
  Conv. Sub. Deb., 7.00%,
  03/15/03(b)
  (acquired 11/30/95; cost
  $6,210,000)                           6,000,000       7,132,500
-----------------------------------------------------------------
Phycor, Inc.,
  Conv. Sub. Deb., 4.50%, 02/15/03     12,000,000      12,225,000
-----------------------------------------------------------------
Quintiles Transnational,
  Conv. Sub. Notes, 4.25%,
  05/31/00(b)
  (acquired 04/23/96; cost
  $12,027,000)                         12,000,000      12,480,000
-----------------------------------------------------------------
Renal Treatment Centers,
  Conv. Sub Notes, 5.625%,
  07/15/06(b)
  (acquired 06/06/96-06/07/96; cost
  $7,988,500)                           8,000,000       8,000,000
-----------------------------------------------------------------
                                                       59,642,495
-----------------------------------------------------------------

OFFICE AUTOMATION-0.55%

Danka Business Systems PLC,
  Conv. Sub. Deb., 6.75%, 04/01/02
  (United Kingdom)                     12,000,000      17,580,000
-----------------------------------------------------------------

OFFICE PRODUCTS-0.23%

U.S. Office Products Co.,
  Conv. Sub. Notes, 5.50%, 02/01/01     6,500,000       7,426,531
-----------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE
OIL EQUIPMENT & SUPPLIES-0.56%

Apache Corp.,
  Conv. Sub. Deb., 6.00%,
  01/15/02(b)
  (acquired 06/14/96-08/22/96; cost
  $9,188,750)                        $  8,000,000 $    10,120,000
-----------------------------------------------------------------
Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06      5,000,000       7,725,000
-----------------------------------------------------------------
                                                       17,845,000
-----------------------------------------------------------------

POLLUTION CONTROL-0.62%

Sanifill, Inc.,
  Conv. Sub. Deb., 5.00%, 03/01/06      6,000,000       7,770,000
-----------------------------------------------------------------
U.S. Filter Corp.,
  Conv. Sub. Notes, 6.00%, 09/15/05     6,200,000      11,888,500
-----------------------------------------------------------------
                                                       19,658,500
-----------------------------------------------------------------

RETAIL (STORES)-2.03%

Federated Department Stores,
  Conv. Notes, 5.00%, 10/01/03         10,000,000      11,287,500
-----------------------------------------------------------------
Home Depot, Inc.,
  Conv. Sub. Notes, 3.25%, 10/01/01    11,000,000      11,027,500
-----------------------------------------------------------------
SAKS Holdings,
  Conv. Sub. Notes, 5.50%, 09/15/06    15,000,000      15,900,000
-----------------------------------------------------------------
Sports Authority, Inc. (The),
  Conv. Sub. Notes, 5.25%,
  09/15/01(b)
  (acquired 09/17/96; cost
  $14,000,000)                         14,000,000      13,930,000
-----------------------------------------------------------------
Staples, Inc.,
  Conv. Sub. Deb., 4.50%,
  10/01/00(b)
  (acquired 09/16/96-10/28/96; cost
  $13,282,260)                         12,000,000      12,720,000
-----------------------------------------------------------------
                                                       64,865,000
-----------------------------------------------------------------

SEMICONDUCTORS-0.81%

Altera Corp.,
  Conv. Sub. Notes, 5.75%,
  06/15/02(b)
  (acquired 09/16/96-09/26/96; cost
  $14,249,080)                         12,000,000      16,440,000
-----------------------------------------------------------------
Analog Devices,
  Conv. Sub. Notes, 3.50%, 12/01/00     8,000,000       9,300,000
-----------------------------------------------------------------
                                                       25,740,000
-----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.27%

Seacor Holdings Inc.,
  Conv. Sub. Notes, 5.375%,
  11/15/06(b)
  (acquired 10/30/96; cost
  $8,250,000)                           8,250,000       8,497,500
-----------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                           413,493,877
-----------------------------------------------------------------

                                        SHARES
CONVERTIBLE PREFERRED STOCKS-6.55%

COMPUTER SOFTWARE/SERVICES-1.08%

Ceridian Corp.-$2.75 Conv. Pfd.           220,000      23,980,000
-----------------------------------------------------------------
Vanstar Corp.-$3.375 Conv. Pfd.(b)
  (acquired 09/2796-10/30/96; cost
  $10,034,500)                            200,000      10,350,000
-----------------------------------------------------------------
                                                       34,330,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.75%

Penncorp Financial Group-$3.375
  Conv. Pfd.                              100,000       8,100,000
-----------------------------------------------------------------
SunAmerica Inc.-Series E, $3.10 Dep.
  Conv. Pfd.                              180,000      15,795,000
-----------------------------------------------------------------
                                                       23,895,000
-----------------------------------------------------------------

FUNERAL SERVICES-1.06%

SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                              360,000      33,840,000
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.79%

Conseco Inc.-$4.279 Conv. Pfd.
  PRIDES                                  260,000      25,350,000
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE
INSURANCE (MULTI-LINE PROPERTY)-0.66%

Aetna Inc.-$4.758 Conv. Pfd.              160,000 $    11,220,000
-----------------------------------------------------------------
PMI Group, Inc.-$2.30 Exch. Conv.
  Pfd.                                    200,000       9,925,000
-----------------------------------------------------------------
                                                       21,145,000
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.38%

U.S. Surgical Corp.-Series A, $2.20
  Conv. Pfd                               300,000      12,000,000
-----------------------------------------------------------------

PUBLISHING-0.27%

Hollinger International, Inc.-$0.951
  Conv. Pfd PRIDES                        700,000       8,575,000
-----------------------------------------------------------------

RETAIL (STORES)-0.57%

TJX Companies, Inc.-Series E, $7.00
  Conv. Pfd                                80,000      18,200,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-0.82%

MFS Communications Co., Inc.-$2.68
  Conv. Pfd                               300,000      26,025,000
-----------------------------------------------------------------

UTILITIES (MISCELLANEOUS)-0.17%

MCN Corp.-$2.013 Conv. Pfd. PRIDES        200,000       5,500,000
-----------------------------------------------------------------
    Total Convertible Preferred
      Stocks                                          208,860,000
-----------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U. S. TREASURY NOTES-4.52%
5.375%, 11/30/97                   $ 12,000,000   $    11,981,400
-----------------------------------------------------------------
5.25%, 12/31/97                      12,000,000        11,961,960
-----------------------------------------------------------------
5.00%, 01/31/98                      12,000,000        11,915,400
-----------------------------------------------------------------
5.125%, 02/28/98                     12,000,000        11,925,360
-----------------------------------------------------------------
6.125%, 03/31/98                     12,000,000        12,084,240
-----------------------------------------------------------------
5.875%, 04/30/98                     12,000,000        12,043,200
-----------------------------------------------------------------
6.00%, 05/31/98                      12,000,000        12,061,680
-----------------------------------------------------------------
6.25%, 06/30/98                      12,000,000(d)     12,110,160
-----------------------------------------------------------------
6.25%, 07/31/98                      12,000,000(d)     12,110,880
-----------------------------------------------------------------
6.125%, 08/31/98                     12,000,000        12,085,200
-----------------------------------------------------------------
6.00%, 09/30/98                      12,000,000(d)     12,060,600
-----------------------------------------------------------------
5.875%, 10/31/98                     12,000,000        12,030,120
-----------------------------------------------------------------
    Total U. S. Treasury Notes                        144,370,200
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.60%                            3,179,656,606
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.40%                                    12,814,809
-----------------------------------------------------------------
NET ASSETS-100.00%                                $ 3,192,471,415
=================================================================

Abbreviations:
ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debenture
Dep.   - Depository
Exch.  - Exchangeable
Jr.    - Junior
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sr.    - Senior
Sub.   - Subordinated

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1996 was $201,996,351 which represented 6.33% of net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.

See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $2,723,507,418)                          $3,179,656,606
---------------------------------------------------------
Cash                                            4,227,663
---------------------------------------------------------
Receivable for:
  Investments sold                             46,357,131
---------------------------------------------------------
  Capital stock sold                           10,899,789
---------------------------------------------------------
  Dividends and interest                        9,846,941
---------------------------------------------------------
  Variation margin                                425,000
---------------------------------------------------------
Investment for deferred compensation
  plan                                             30,282
---------------------------------------------------------
Other assets                                       60,778
---------------------------------------------------------
      Total assets                          3,251,504,190
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        51,431,948
---------------------------------------------------------
  Capital stock reacquired                      3,913,155
---------------------------------------------------------
  Deferred compensation                            30,282
---------------------------------------------------------
Accrued advisory fees                           1,684,854
---------------------------------------------------------
Accrued administrative services fees               12,855
---------------------------------------------------------
Accrued distribution fees                       1,104,528
---------------------------------------------------------
Accrued transfer agent fees                       571,997
---------------------------------------------------------
Accrued operating expenses                        283,156
---------------------------------------------------------
      Total liabilities                        59,032,775
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $3,192,471,415
=========================================================

NET ASSETS:

Class A                                    $2,647,207,658
=========================================================
Class B                                    $  515,672,339
=========================================================
Institutional Class                        $   29,591,418
=========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 236,469,378
=========================================================
Class B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  46,136,132
=========================================================
Institutional Class:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   2,633,153
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        11.19
=========================================================
  Offering price per share:
    (Net asset value of $11.19 divided
    by 94.50%)                             $        11.84
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        11.18
=========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share             $        11.24
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $226,295 foreign
  withholding tax)                          $ 51,362,438
--------------------------------------------------------
Interest                                      25,650,354
--------------------------------------------------------
      Total investment income                 77,012,792
--------------------------------------------------------

EXPENSES:

Advisory fees                                 16,686,866
--------------------------------------------------------
Administrative services fees                     114,489
--------------------------------------------------------
Custodian fees                                   228,479
--------------------------------------------------------
Directors' fees                                   23,489
--------------------------------------------------------
Distribution fees-Class A                      6,952,782
--------------------------------------------------------
Distribution fees-Class B                      2,831,042
--------------------------------------------------------
Transfer agent fees-Class A                    3,479,192
--------------------------------------------------------
Transfer agent fees-Class B                      755,257
--------------------------------------------------------
Transfer agent fees-Institutional Class            2,105
--------------------------------------------------------
Other                                            735,932
--------------------------------------------------------
      Total expenses                          31,809,633
--------------------------------------------------------
      Less fees waived by advisor               (156,975)
--------------------------------------------------------
      Expenses paid indirectly                   (40,776)
--------------------------------------------------------
      Net expenses                            31,611,882
--------------------------------------------------------
Net investment income                         45,400,910
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:

  Investment securities                      187,783,804
--------------------------------------------------------
  Foreign currencies                             108,458
--------------------------------------------------------
  Futures contracts                             (153,728)
--------------------------------------------------------
                                             187,738,534
--------------------------------------------------------

UNREALIZED APPRECIATION (DEPRECIATION) OF:

  Investment securities                      171,825,605
--------------------------------------------------------
  Foreign currencies                               1,822
--------------------------------------------------------
  Futures contracts                              (51,980)
--------------------------------------------------------
                                             171,775,447
--------------------------------------------------------
Net gain on investment securities,
  foreign currencies and futures
  contracts                                  359,513,981
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $404,914,891
========================================================

     See Notes to Financial Statements.

                                                                   Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                                   1996               1995
OPERATIONS:

  Net investment income                                                                       $   45,400,910     $   26,980,252
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, foreign currencies and futures
    contracts                                                                                    187,738,534        179,125,169
-------------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, foreign currencies and futures
    contracts                                                                                    171,775,447        200,981,202
-------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                                       404,914,891        407,086,623
-------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                        (34,698,850)       (34,589,802)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         (2,262,959)           (55,355)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                               (506,177)          (536,096)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investments:
  Class A                                                                                       (170,497,932)       (57,274,888)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         (8,672,692)           (12,593)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                             (2,168,635)          (759,222)
-------------------------------------------------------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                                                                            511,762           (284,916)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                            219,669             24,584
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                  1,194            (13,270)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                        518,654,491         86,486,354
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                        417,063,105         66,768,426
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                              2,366,710           (206,795)
-------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                               1,124,924,577        466,633,050
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                          2,067,546,838      1,600,913,788
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                               $3,192,471,415     $2,067,546,838
===============================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                                  $2,544,742,646     $1,606,658,340
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                              8,877,492            102,563
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign currencies and
    futures contracts                                                                            182,752,246        176,462,351
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and futures contracts                         456,099,031        284,323,584
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              $3,192,471,415     $2,067,546,838
===============================================================================================================================

See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations-Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $109,380 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.
E. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

                                                                   Financials

   Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
H. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The approval of Board of Directors would be necessary before AIM can discontinue this waiver. During the year ended October 31, 1996, AIM waived fees of $156,975. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $114,489 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A and Class B shares. During the year ended October 31, 1996, AFS was paid $2,264,602 for such services. During the year ended October 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $2,105 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $37,315 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $3,461 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $40,776 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designed portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan), and (b) any contingent deferred sales charges received by AIM

Financials

Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A and Class B shares paid AIM Distributors $6,952,782 and $2,831,042, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,705,618 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $32,497 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996, the Fund paid legal fees of $8,908 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $28,500,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $5,045,277,974 and $4,249,301,619, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                         $479,518,418
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (24,739,986)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $454,778,432
============================================================
Cost of investments for tax purposes is
  $2,724,878,174.

NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                                                                                   1996                          1995
                                                                        ---------------------------   ---------------------------
                                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                                        -----------   -------------   -----------   -------------
Sold
---------------------------------------------------------------------------------------------------------------------------------
  Class A                                                                71,824,128    $752,853,277    40,727,782    $396,439,839
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                               41,436,800     435,348,846     6,409,868      67,237,422
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                       448,911       4,759,971       335,121       3,269,772
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
---------------------------------------------------------------------------------------------------------------------------------
  Class A                                                                19,521,139     192,994,968    10,283,705      77,653,310
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                                1,039,513      10,333,913         5,996          64,162
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                       252,209       2,504,537       134,103       1,130,381
---------------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                               (40,679,494)   (427,193,754)  (42,561,203)   (387,606,795)
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                               (2,705,793)    (28,619,654)      (50,252)       (533,158)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                      (464,310)     (4,897,798)     (519,822)     (4,606,948)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         90,673,103    $938,084,306    14,765,298    $153,047,985
=================================================================================================================================

* Class B shares commenced sales on June 26, 1995.

NOTE 7-FUTURES CONTRACT

On October 31, 1996, $1,738,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.
  Futures contracts outstanding at October 31, 1996:
(Contracts--$500 times index/delivery month/commitment)

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                                                                                   (DEPRECIATION)
                                                                                                                   --------------
S&P 500 Index/125 contracts/March 97/Buy                                                                              $(51,980)
=================================================================================================================================

                                                                   Financials

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended October 31, 1996 and for a Class B share outstanding during the year ended October 31, 1996 and the period June 26, 1995 (date sales commenced) through October 31, 1995.

CLASS A:
                                           1996            1995          1994          1993          1992         1991
                                        ----------      ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period    $    10.63      $     8.90    $     9.46    $     8.36    $     8.42    $   6.55
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
Income from investment operations:
  Net investment income                       0.19            0.15          0.21          0.17          0.18        0.18
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
  Net gains (losses) on securities
    (both realized and unrealized)            1.43            2.11         (0.45)         1.22          0.16        2.15
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
    Total from investment operations          1.62            2.26         (0.24)         1.39          0.34        2.33
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
Less distributions:
  Dividends from net investment income       (0.16)          (0.20)        (0.16)        (0.29)        (0.17)      (0.15)
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
  Distributions from capital gains           (0.90)          (0.33)        (0.16)           --         (0.23)      (0.31)
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
    Total distributions                      (1.06)          (0.53)        (0.32)        (0.29)        (0.40)      (0.46)
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
Net asset value, end of period          $    11.19      $    10.63    $     8.90    $     9.46    $     8.36    $   8.42
======================================  ==========      ==========    ==========    ==========    ==========    ========
Total return(a)                              16.70%          27.03%        (2.55)%       16.92%         4.17%      37.65%
======================================  ==========      ==========    ==========    ==========    ==========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $2,647,208      $1,974,417    $1,579,074    $1,690,482    $1,256,151    $443,546
======================================  ==========      ==========    ==========    ==========    ==========    ========
Ratio of expenses to average net
  assets                                      1.12%(b)(c)     1.17%         1.17%         1.17%         1.17%       1.29%
======================================  ==========      ==========    ==========    ==========    ==========    ========
Ratio of net investment income to
  average net assets                          1.81%(b)        1.55%         2.32%         1.89%         2.14%       2.14%
======================================  ==========      ==========    ==========    ==========    ==========    ========
Portfolio turnover rate                        164%            161%          126%          144%           95%        144%
======================================  ==========      ==========    ==========    ==========    ==========    ========
Average broker commission rate(d)       $   0.0638             N/A           N/A           N/A           N/A         N/A
======================================  ==========      ==========    ==========    ==========    ==========    ========

                                          1990       1989       1988       1987
                                        --------    -------    -------    -------
                                                    <
Net asset value, beginning of period    $   6.97    $  5.40    $  6.61    $  8.18
--------------------------------------  --------    -------    -------    -------
Income from investment operations:
  Net investment income                     0.18       0.21       0.15       0.09
--------------------------------------  --------    -------    -------    -------
  Net gains (losses) on securities
    (both realized and unrealized)          0.08       1.55       0.16       0.35
--------------------------------------  --------    -------    -------    -------
    Total from investment operations        0.26       1.76       0.31       0.44
--------------------------------------  --------    -------    -------    -------
Less distributions:
  Dividends from net investment income     (0.26)     (0.19)     (0.12)     (0.14)
--------------------------------------  --------    -------    -------    -------
  Distributions from capital gains         (0.42)        --      (1.40)     (1.87)
--------------------------------------  --------    -------    -------    -------
    Total distributions                    (0.68)     (0.19)     (1.52)     (2.01)
--------------------------------------  --------    -------    -------    -------
Net asset value, end of period          $   6.55    $  6.97    $  5.40    $  6.61
======================================  ========    =======    =======    =======
Total return(a)                             3.86%     33.68%      5.90%      6.72%
======================================  ========    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $102,499    $70,997    $65,799    $82,756
======================================  ========    =======    =======    =======
Ratio of expenses to average net
  assets                                    1.35%      1.35%      1.46%      1.15%
======================================  ========    =======    =======    =======
Ratio of net investment income to
  average net assets                        2.51%      3.73%      2.83%      1.57%
======================================  ========    =======    =======    =======
Portfolio turnover rate                      215%       131%       247%       225%
======================================  ========    =======    =======    =======
Average broker commission rate(d)            N/A        N/A        N/A        N/A
======================================  ========    =======    =======    =======

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $2,317,594,098.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.


CLASS B:
                                                                                             1996           1995
                                                                                          ----------       -------
Net asset value, beginning of period                                                       $  10.62        $  9.81
----------------------------------------------------------------------------------------   --------        -------
Income from investment operations:
  Net investment income                                                                        0.10           0.03
----------------------------------------------------------------------------------------   --------        -------
  Net gains (losses) on securities (both realized and unrealized)                              1.45           0.80
----------------------------------------------------------------------------------------   --------        -------
    Total from investment operations                                                           1.55           0.83
----------------------------------------------------------------------------------------   --------        -------
Less distributions:
  Dividends from net investment income                                                        (0.09)         (0.02)
----------------------------------------------------------------------------------------   --------        -------
  Distributions from capital gains                                                            (0.90)            --
----------------------------------------------------------------------------------------   --------        -------
    Total distributions                                                                       (0.99)         (0.02)
----------------------------------------------------------------------------------------   --------        -------
Net asset value, end of period                                                             $  11.18        $ 10.62
========================================================================================   ========        =======
Total return(a)                                                                               15.90%          8.48%
========================================================================================   ========        =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                   $515,672        $67,592
========================================================================================   ========        =======
Ratio of expenses to average net assets                                                        1.94%(b)(c)    1.98%(d)
========================================================================================   ========        =======
Ratio of net investment income to average net assets                                           0.99%(b)       0.74%(d)
========================================================================================   ========        =======
Portfolio turnover rate                                                                         164%           161%
========================================================================================   ========        =======
Average broker commission rate(e)                                                          $ 0.0638            N/A
========================================================================================   ========        =======

(a) Total returns do not deduct contingent deferred sales charge and are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $283,104,175.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) Annualized.
(e) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Weingarten Fund:

                      We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the eight year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987, in conformity with generally accepted accounting principles.


                                                    /s/ KPMG PEAT MARWICK LLP
                                                    KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                     SHARES           VALUE

DOMESTIC COMMON STOCKS-87.88%

ADVERTISING/BROADCASTING-0.50%

Interpublic Group of Companies,
  Inc.                                  550,000   $   26,675,000
----------------------------------------------------------------

AEROSPACE/DEFENSE-1.24%

Boeing Co. (The)                        275,000       26,228,125
----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)           850,000       20,081,250
----------------------------------------------------------------
United Technologies Corp.               150,000       19,312,500
----------------------------------------------------------------
                                                      65,621,875
----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.28%

Chrysler Corp.                          450,000       15,131,250
----------------------------------------------------------------

BANKING-0.79%

Chase Manhattan Corp.                   200,000       17,150,000
----------------------------------------------------------------
Citicorp                                250,000       24,750,000
----------------------------------------------------------------
                                                      41,900,000
----------------------------------------------------------------

BEVERAGES-0.42%

PepsiCo Inc.                            750,000       22,218,750
----------------------------------------------------------------

BIOTECHNOLOGY-1.09%

AMGEN Inc.(a)                           250,000       15,328,125
----------------------------------------------------------------
Guidant Corp.                           920,600       42,462,675
----------------------------------------------------------------
                                                      57,790,800
----------------------------------------------------------------

BUILDING MATERIALS-0.49%

Georgia-Pacific Corp.                   350,000       26,250,000
----------------------------------------------------------------

BUSINESS SERVICES-2.08%

AccuStaff, Inc.(a)                      511,000       13,669,250
----------------------------------------------------------------
CUC International Inc.(a)               750,000       18,375,000
----------------------------------------------------------------
Diebold, Inc.                           343,100       19,728,250
----------------------------------------------------------------
Equifax Inc.                            700,000       20,825,000
----------------------------------------------------------------
Healthcare COMPARE Corp.(a)             525,000       23,100,000
----------------------------------------------------------------
Interim Services Inc.(a)                 58,500        2,340,000
----------------------------------------------------------------
Olsten Corp.                            619,800       12,396,000
----------------------------------------------------------------
                                                     110,433,500
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.33%

Morton International, Inc.              450,000       17,718,750
----------------------------------------------------------------

COMPUTER MINI/PCS-2.89%

COMPAQ Computer Corp.(a)                550,000       38,293,750
----------------------------------------------------------------
Dell Computer Corp.(a)                  395,100       32,151,263
----------------------------------------------------------------
Gateway 2000 Inc.(a)                    850,000       40,003,125
----------------------------------------------------------------
Sun Microsystems Inc.(a)                700,000       42,700,000
----------------------------------------------------------------
                                                     153,148,138
----------------------------------------------------------------

COMPUTER NETWORKING-4.44%

Ascend Communications, Inc.(a)          350,000       22,881,250
----------------------------------------------------------------
Cabletron Systems, Inc.(a)              650,000       40,543,750
----------------------------------------------------------------
Cascade Communications Corp.(a)         550,000       39,943,750
----------------------------------------------------------------
Cisco Systems, Inc.(a)                  925,000       57,234,375
----------------------------------------------------------------
FORE Systems, Inc.(a)                   525,000       20,868,750
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
COMPUTER NETWORKING-(CONTINUED)

3Com Corp.(a)                           800,000   $   54,100,000
----------------------------------------------------------------
                                                     235,571,875
----------------------------------------------------------------

COMPUTER PERIPHERALS-0.88%

Storage Technology Corp.(a)           1,091,500       46,525,188
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-8.86%

BMC Software, Inc.(a)                   500,000       41,500,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)         829,000       30,258,500
----------------------------------------------------------------
Ceridian Corp.(a)                       400,000       19,850,000
----------------------------------------------------------------
Computer Associates
  International, Inc.                   675,000       39,909,375
----------------------------------------------------------------
Computer Sciences Corp.(a)              214,400       15,919,200
----------------------------------------------------------------
Compuware Corp.(a)                      700,000       36,925,000
----------------------------------------------------------------
Electronic Data Systems Corp.         1,000,000       45,000,000
----------------------------------------------------------------
Electronics For Imaging, Inc.(a)         31,800        2,289,600
----------------------------------------------------------------
First Data Corp.                        250,000       19,937,500
----------------------------------------------------------------
Fiserv, Inc.(a)                         850,000       32,618,750
----------------------------------------------------------------
HBO & Co.                               600,000       36,075,000
----------------------------------------------------------------
Microsoft Corp.(a)                      200,000       27,450,000
----------------------------------------------------------------
Oracle Corp.(a)                         450,000       19,040,625
----------------------------------------------------------------
Parametric Technology Co.(a)            554,800       27,115,850
----------------------------------------------------------------
Sterling Commerce, Inc.(a)              750,000       21,093,750
----------------------------------------------------------------
Synopsys, Inc.(a)                       342,700       15,421,500
----------------------------------------------------------------
Wallace Computer Services, Inc.       1,350,000       39,656,250
----------------------------------------------------------------
                                                     470,060,900
----------------------------------------------------------------

CONGLOMERATES-2.88%

AlliedSignal Inc.                       300,000       19,650,000
----------------------------------------------------------------
Loews Corp.                             750,000       61,968,750
----------------------------------------------------------------
Textron Inc.                            160,000       14,200,000
----------------------------------------------------------------
Tyco International Ltd.                 875,000       43,421,875
----------------------------------------------------------------
U.S. Industries Inc.(a)                 500,000       13,500,000
----------------------------------------------------------------
                                                     152,740,625
----------------------------------------------------------------

CONTAINERS-0.31%

Sealed Air Corp.(a)                     425,000       16,521,875
----------------------------------------------------------------

COSMETICS & TOILETRIES-1.00%

Avon Products, Inc.                     375,000       20,343,750
----------------------------------------------------------------
Gillette Co. (The)                      237,100       17,723,225
----------------------------------------------------------------
Procter & Gamble Co.                    150,000       14,850,000
----------------------------------------------------------------
                                                      52,916,975
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.21%

Amphenol Corp.(a)                        95,000        1,888,125
----------------------------------------------------------------
Checkpoint Systems, Inc.(a)           1,500,000       33,562,500
----------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                               450,000       13,612,500
----------------------------------------------------------------
Waters Corp.(a)                         487,300       15,106,300
----------------------------------------------------------------
                                                      64,169,425
----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.59%

Bear Stearns Companies Inc.             535,720       12,656,385
----------------------------------------------------------------
Charles Schwab Corp.                    342,100        8,552,500
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
FINANCE (ASSET MANAGEMENT)-(CONTINUED)

Franklin Resources, Inc.                271,000   $   19,105,500
----------------------------------------------------------------
PaineWebber Group Inc.                  850,000       19,975,000
----------------------------------------------------------------
Price (T. Rowe) Associates              248,800        8,490,300
----------------------------------------------------------------
Salomon Inc.                            350,000       15,793,750
----------------------------------------------------------------
                                                      84,573,435
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.20%

Beneficial Corp.                        250,000       14,625,000
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.        508,200       51,328,200
----------------------------------------------------------------
Federal National Mortgage
  Association                         1,358,600       53,155,225
----------------------------------------------------------------
Finova Group, Inc.                      250,000       15,437,500
----------------------------------------------------------------
Green Tree Financial Corp.              608,900       24,127,663
----------------------------------------------------------------
Household International, Inc.           175,000       15,487,500
----------------------------------------------------------------
Student Loan Marketing
  Association                         1,000,000       82,750,000
----------------------------------------------------------------
SunAmerica, Inc.                        500,000       18,750,000
----------------------------------------------------------------
                                                     275,661,088
----------------------------------------------------------------

FOOD/PROCESSING-1.60%

ConAgra, Inc.                           407,700       20,334,038
----------------------------------------------------------------
Dean Foods Co.                          725,000       21,025,000
----------------------------------------------------------------
Lancaster Colony Corp.                  394,233       14,783,738
----------------------------------------------------------------
Sysco Corp.                             850,000       28,900,000
----------------------------------------------------------------
                                                      85,042,776
----------------------------------------------------------------

FUNERAL SERVICES-0.32%

Service Corp. International             600,000       17,100,000
----------------------------------------------------------------

GAMING-0.34%

International Game Technology           850,000       17,956,250
----------------------------------------------------------------

HOTELS/MOTELS-1.17%

Hilton Hotels Corp.                     660,000       20,047,500
----------------------------------------------------------------
Host Marriott Corp.(a)                1,800,000       27,675,000
----------------------------------------------------------------
Marriott International, Inc.            250,000       14,218,750
----------------------------------------------------------------
                                                      61,941,250
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.66%

Conseco, Inc.                         1,100,000       58,850,000
----------------------------------------------------------------
Equitable Companies, Inc.               700,000       16,450,000
----------------------------------------------------------------
Provident Companies, Inc.               350,000       12,993,750
----------------------------------------------------------------
                                                      88,293,750
----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-4.90%

Allstate Corp.                          451,300       25,329,213
----------------------------------------------------------------
American International Group,
  Inc.                                  225,000       24,440,625
----------------------------------------------------------------
CIGNA Corp.                             325,000       42,412,500
----------------------------------------------------------------
Everest Re Holdings, Inc.               912,000       23,256,000
----------------------------------------------------------------
ITT Hartford Group, Inc.                325,000       20,475,000
----------------------------------------------------------------
MGIC Investment Corp.                   310,700       21,321,788
----------------------------------------------------------------
Old Republic International Corp.        383,700        9,496,575
----------------------------------------------------------------
PMI Group, Inc. (The)                   706,100       40,335,963
----------------------------------------------------------------
TIG Holdings, Inc.                      332,000        9,586,500
----------------------------------------------------------------
Travelers Group, Inc.                   800,000       43,400,000
----------------------------------------------------------------
                                                     260,054,164
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
LEISURE & RECREATION-1.16%

Carnival Corporation-Class A            850,000   $   25,606,250
----------------------------------------------------------------
Coleman Co., Inc. (The)(a)              405,300        5,370,225
----------------------------------------------------------------
Eastman Kodak Co.                       130,300       10,391,425
----------------------------------------------------------------
Harley-Davidson, Inc.                   450,000       20,306,250
----------------------------------------------------------------
                                                      61,674,150
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.64%

Thermo Electron Corp.(a)                930,000       33,945,000
----------------------------------------------------------------

MEDICAL (DRUGS)-5.62%

Abbott Laboratories                     525,000       26,578,125
----------------------------------------------------------------
American Home Products Corp.            400,000       24,500,000
----------------------------------------------------------------
AmeriSource Health Corp.(a)             380,000       16,102,500
----------------------------------------------------------------
Bristol-Myers Squibb Co.                325,000       34,368,750
----------------------------------------------------------------
Cardinal Health, Inc.                   175,000       13,737,500
----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)        300,000        8,737,500
----------------------------------------------------------------
ICN Pharmaceuticals, Inc.             1,150,000       21,850,000
----------------------------------------------------------------
Merck & Co., Inc.                       600,000       44,475,000
----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                450,000       16,200,000
----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.               554,900       37,247,663
----------------------------------------------------------------
Schering-Plough Corp.                   608,100       38,918,400
----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         461,200       15,392,550
----------------------------------------------------------------
                                                     298,107,988
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.60%

Columbia/HCA Healthcare Corp.         1,050,000       37,537,500
----------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                              222,350        5,475,369
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                  1,100,000       41,250,000
----------------------------------------------------------------
Living Centers of America,
  Inc.(a)                               256,000        5,984,000
----------------------------------------------------------------
MedPartners, Inc.(a)                  2,110,000       44,573,750
----------------------------------------------------------------
Oxford Health Plans, Inc.(a)            300,000       13,650,000
----------------------------------------------------------------
Quorum Health Group, Inc.(a)            750,000       20,250,000
----------------------------------------------------------------
Tenet Healthcare Corp.(a)             1,072,900       22,396,788
----------------------------------------------------------------
                                                     191,117,407
----------------------------------------------------------------

MEDICAL
  INSTRUMENTS/PRODUCTS-3.53%

Baxter International Inc.               550,000       22,893,750
----------------------------------------------------------------
Becton, Dickinson & Co.                 650,000       28,275,000
----------------------------------------------------------------
Boston Scientific Corp.(a)              250,077       13,597,937
----------------------------------------------------------------
Medtronic, Inc.                         500,000       32,187,500
----------------------------------------------------------------
St. Jude Medical, Inc.                  446,700       17,644,650
----------------------------------------------------------------
Stryker Corp                            750,000       22,312,500
----------------------------------------------------------------
Sybron International Corp.(a)         1,050,000       30,581,250
----------------------------------------------------------------
U.S. Surgical Corp.                     478,500       20,037,188
----------------------------------------------------------------
                                                     187,529,775
----------------------------------------------------------------

NATURAL GAS PIPELINE-0.66%

Columbia Gas System, Inc.               362,000       21,991,500
----------------------------------------------------------------
Williams Cos., Inc (The)                250,000       13,062,500
----------------------------------------------------------------
                                                      35,054,000
----------------------------------------------------------------

OFFICE AUTOMATION-0.04%

Xerox Corp.                              49,100        2,277,013
----------------------------------------------------------------

OFFICE PRODUCTS-0.78%

Avery Dennison Corp.                    225,000       14,821,875
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

OFFICE PRODUCTS-(CONTINUED)

Reynolds & Reynolds Co.-Class A       1,000,000   $   26,375,000
----------------------------------------------------------------
                                                      41,196,875
----------------------------------------------------------------
OIL & GAS (SERVICES)-2.00%
Louisiana Land & Exploration Co.        374,900       21,322,438
----------------------------------------------------------------
NorAm Energy Corp.                    2,000,000       30,750,000
----------------------------------------------------------------
Reading & Bates Corp.(a)                775,000       22,281,250
----------------------------------------------------------------
Transocean Offshore Inc.                505,800       31,991,850
----------------------------------------------------------------
                                                     106,345,538
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.58%

Baker Hughes Inc.                       600,000       21,375,000
----------------------------------------------------------------
Coastal Corp.                           295,000       12,685,000
----------------------------------------------------------------
Cooper Cameron Corp.(a)                  95,300        6,087,288
----------------------------------------------------------------
Dresser Industries, Inc.                450,000       14,793,750
----------------------------------------------------------------
Halliburton Co.                         400,000       22,650,000
----------------------------------------------------------------
Rowan Companies, Inc.(a)              1,200,000       26,850,000
----------------------------------------------------------------
Schlumberger Ltd.                       150,000       14,868,750
----------------------------------------------------------------
Tidewater Inc.                          400,000       17,500,000
----------------------------------------------------------------
                                                     136,809,788
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.62%

Kimberly-Clark Corp.                    350,000       32,637,500
----------------------------------------------------------------

PUBLISHING-0.38%

New York Times Co.                      400,000       14,450,000
----------------------------------------------------------------
Times Mirror Co. (The)                  122,400        5,661,000
----------------------------------------------------------------
                                                      20,111,000
----------------------------------------------------------------

RESTAURANTS-0.38%

Applebee's International, Inc.          828,000       20,182,500
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.59%

American Stores Co.                     925,000       38,271,875
----------------------------------------------------------------
Kroger Co.(The)(a)                      244,400       10,906,350
----------------------------------------------------------------
Safeway Inc.(a)                         817,800       35,063,175
----------------------------------------------------------------
                                                      84,241,400
----------------------------------------------------------------

RETAIL (STORES)-6.84%

AutoZone, Inc.(a)                       450,000       11,531,250
----------------------------------------------------------------
Consolidated Stores Corp.(a)            742,600       28,682,925
----------------------------------------------------------------
Dayton-Hudson Corp.                   1,033,100       35,771,088
----------------------------------------------------------------
Federated Department Stores,
  Inc.(a)                               500,000       16,500,000
----------------------------------------------------------------
Gap Inc. (The)                          750,000       21,750,000
----------------------------------------------------------------
Home Depot, Inc.                        550,000       30,112,500
----------------------------------------------------------------
Lowe's Companies, Inc.                1,117,200       45,106,950
----------------------------------------------------------------
Micro Warehouse, Inc.(a)                 97,600        2,244,800
----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack            2,200,000       77,000,000
----------------------------------------------------------------
Price/Costco Inc.(a)                    538,700       10,706,663
----------------------------------------------------------------
Staples, Inc.(a)                      2,000,025       37,250,466
----------------------------------------------------------------
Toys "R" Us, Inc.(a)                  1,300,000       44,037,500
----------------------------------------------------------------
Viking Office Products Inc.(a)           58,600        1,706,725
----------------------------------------------------------------
                                                     362,400,867
----------------------------------------------------------------

SEMICONDUCTORS-2.32%

Altera Corp.(a)                         400,000       24,800,000
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
SEMICONDUCTORS-(CONTINUED)

Intel Corp.                             750,000   $   82,406,250
----------------------------------------------------------------
Texas Instruments, Inc.                 325,000       15,640,625
----------------------------------------------------------------
                                                     122,846,875
----------------------------------------------------------------

SHOES & RELATED APPAREL-0.55%

NIKE, Inc.-Class B                      500,000       29,437,500
----------------------------------------------------------------
TELECOMMUNICATIONS-4.66%
ADC Telecommunications, Inc.(a)         941,000       64,340,875
----------------------------------------------------------------
Andrew Corp.(a)                         400,000       19,500,000
----------------------------------------------------------------
Frontier Corp.                          469,300       13,609,700
----------------------------------------------------------------
Lucent Technologies, Inc.             1,000,000       47,000,000
----------------------------------------------------------------
MFS Communications Company,
  Inc.(a)                               781,600       39,177,700
----------------------------------------------------------------
PairGain Technologies, Inc.(a)          275,000       18,940,625
----------------------------------------------------------------
Tellabs, Inc.(a)                        400,000       34,050,000
----------------------------------------------------------------
360 Communications Co.(a)               463,333       10,482,909
----------------------------------------------------------------
                                                     247,101,809
----------------------------------------------------------------

TELEPHONE-0.72%

Cincinnati Bell, Inc.                   775,000       38,265,625
----------------------------------------------------------------

TEXTILES-0.54%

Fruit of the Loom, Inc.(a)              319,500       11,621,813
----------------------------------------------------------------
Liz Claiborne, Inc.                     400,000       16,900,000
----------------------------------------------------------------
                                                      28,521,813
----------------------------------------------------------------

TOBACCO-2.20%

Philip Morris Companies, Inc.           575,000       53,259,375
----------------------------------------------------------------
RJR Nabisco Holdings Corp.              856,200       24,722,775
----------------------------------------------------------------
Universal Corp.                         146,700        3,997,575
----------------------------------------------------------------
UST, Inc.                             1,200,000       34,650,000
----------------------------------------------------------------
                                                     116,629,725
----------------------------------------------------------------
         Total Domestic Common
           Stocks                                  4,662,451,787
----------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE CORPORATE BONDS & NOTES-0.56%

RESTAURANTS-0.56%

Boston Chicken, Inc.,
  Conv. Notes,
  8.00%(b), 06/01/15              $  78,540,000       25,427,325
----------------------------------------------------------------
Boston Chicken, Inc.,
  Conv. Sub. Deb.,
  4.50%, 02/01/04                     3,245,000        4,259,063
----------------------------------------------------------------
         Total Convertible
           Corporate Bonds &
           Notes                                      29,686,388
----------------------------------------------------------------

                                     SHARES
FOREIGN STOCKS & OTHER EQUITY INTERESTS-10.88%

BRAZIL-0.42%

Telecomunicacoes Brasileiras
  S/A-ADR (Telecommunications)          300,000       22,350,000
----------------------------------------------------------------
CANADA-1.33%
Canadian Pacific, Ltd.
  (Transportation-Miscellaneous)        650,000       16,412,500
----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)               1,200,000       37,950,000
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
CANADA-(CONTINUED)

Northern Telecom Ltd.
  (Telecommunications)                  250,000   $   16,281,250
----------------------------------------------------------------
                                                      70,643,750
----------------------------------------------------------------

FRANCE-0.25%

Roussel-Uclaf (Medical-Drugs)            50,000       13,232,273
----------------------------------------------------------------

GERMANY-0.42%

Adidas A.G.(Shoes & Related
  Apparel)                              160,900       13,790,821
----------------------------------------------------------------
Veba A.G. (Electric Services)           158,000        8,426,875
----------------------------------------------------------------
                                                      22,217,696
----------------------------------------------------------------

HONG KONG-0.85%

HSBC Holdings PLC(a)
  (Banking)                             820,000       16,702,878
----------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                       2,505,000       28,509,350
----------------------------------------------------------------
                                                      45,212,228
----------------------------------------------------------------

IRELAND-0.30%

Elan Corp. PLC-ADR(a)
  (Medical-Drugs)                       580,000       16,095,000
----------------------------------------------------------------

ISRAEL-0.71%

ECI Telecommunications Ltd.
  Designs
  (Computer Networking)                 824,700       16,494,000
----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR
  (Medical-Drugs)                       500,000       20,937,500
----------------------------------------------------------------
                                                      37,431,500
----------------------------------------------------------------

ITALY-1.17%

Fila Holding S.p.A.-ADR
  (Retail-Stores)                       504,100       36,295,200
----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)                6,000,000       12,371,786
----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                6,000,000       13,415,952
----------------------------------------------------------------
                                                      62,082,938
----------------------------------------------------------------

JAPAN-1.41%

Canon, Inc.
  (Office Automation)                 1,045,000       20,008,783
----------------------------------------------------------------
Honda Motor Co.
  (Automobile-Manufacturers)            608,000       14,525,141
----------------------------------------------------------------
Sony Corp.
  (Electronic
  Components/Miscellaneous)             321,900       19,310,324
----------------------------------------------------------------
TDK Corp.
  (Electronic
  Components/Miscellaneous)             356,000       20,886,917
----------------------------------------------------------------
                                                      74,731,165
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
MALAYSIA-0.20%

Malayan Banking Berhad
  (Banking)                           1,074,000   $   10,627,350
----------------------------------------------------------------

NETHERLANDS-0.33%

Gucci Group NV-New York Shares
  (Textiles)                            250,000       17,250,000
----------------------------------------------------------------

SWEDEN-1.18%

ASTRA AB-A Shares
  (Medical-Drugs)                       340,000       15,615,067
----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR
  (Telecommunications)                1,700,000       46,962,500
----------------------------------------------------------------
                                                      62,577,567
----------------------------------------------------------------

SWITZERLAND-0.90%

Ciba-Geigy AG
  (Chemicals)                            20,000       24,636,075
----------------------------------------------------------------
Sandoz AG
  (Chemicals)                            20,000       23,117,088
----------------------------------------------------------------
                                                      47,753,163
----------------------------------------------------------------

UNITED KINGDOM-1.41%

Danka Business Systems PLC-ADR
  (Office Automation)                   376,600       14,922,775
----------------------------------------------------------------
Granada Group PLC
  (Leisure & Recreation)              1,000,000       14,379,882
----------------------------------------------------------------
Smithkline Beecham PLC-ADR
  (Medical-Drugs)                       700,000       43,837,500
----------------------------------------------------------------
Stolt-Nielsen S.A.
  (Transportation-Miscellaneous)        121,500        1,898,437
----------------------------------------------------------------
                                                      75,038,594
----------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                               577,243,224
----------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
REPURCHASE AGREEMENTS-2.44%(C)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(d)              $     326,080          326,080
----------------------------------------------------------------
SBC Capital Markets, Inc.
  5.55%, 11/01/96(e)                129,000,000      129,000,000
----------------------------------------------------------------
Total Repurchase Agreements                          129,326,080
----------------------------------------------------------------
TOTAL INVESTMENTS-101.76%                          5,398,707,479
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.76)%                (93,272,392)
----------------------------------------------------------------
TOTAL NET ASSETS-100.00%                          $5,305,435,087
================================================================

Abbreviations:

ADR-American Depository Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into on 10/31/96 with maturing value of $750,115,208 Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(e) Joint repurchase agreement entered into on 10/31/96 with maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $4,364,479,746)                          $5,398,707,479
---------------------------------------------------------
Foreign currencies, at market value
  (cost $253,890)                                 253,726
---------------------------------------------------------
Receivables for:
  Investments sold                             11,950,581
---------------------------------------------------------
  Options written                               1,337,955
---------------------------------------------------------
  Capital stock sold                            5,563,124
---------------------------------------------------------
  Dividends and interest                        3,124,499
---------------------------------------------------------
Investment for deferred compensation
  plan                                             59,575
---------------------------------------------------------
Other assets                                      110,155
---------------------------------------------------------
    Total assets                            5,421,107,094
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        76,633,560
---------------------------------------------------------
  Options written                              25,795,994
---------------------------------------------------------
  Capital stock reacquired                      7,180,052
---------------------------------------------------------
  Deferred compensation                            59,575
---------------------------------------------------------
Accrued advisory fees                           2,735,952
---------------------------------------------------------
Accrued administrative service fees                12,099
---------------------------------------------------------
Accrued distribution fees                       1,499,021
---------------------------------------------------------
Accrued transfer agent fees                       878,973
---------------------------------------------------------
Accrued operating expenses                        876,781
---------------------------------------------------------
    Total liabilities                         115,672,007
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $5,305,435,087
=========================================================

NET ASSETS:

Class A                                    $4,977,492,845
=========================================================
Class B                                    $  267,459,433
=========================================================
Institutional Class                        $   60,482,809
=========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

CLASS A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 246,580,037
=========================================================
CLASS B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  13,389,126
=========================================================
INSTITUTIONAL CLASS:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   2,955,876
=========================================================
CLASS A:
  Net asset value and redemption price
    per share                              $        20.19
---------------------------------------------------------
  Offering price per share:
      (Net asset value of
    $20.19 divided by 94.50%)              $        21.37
=========================================================
CLASS B:
  Net asset value and offering price per
    share                                  $        19.98
=========================================================
INSTITUTIONAL CLASS:
  Net asset value, offering and
    redemption price per share             $        20.46
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $1,308,115 foreign
  withholding tax)                         $   55,329,053
---------------------------------------------------------
Interest                                       15,225,042
---------------------------------------------------------
    Total investment income                    70,554,095
---------------------------------------------------------

EXPENSES:

Advisory fees                                  31,419,183
---------------------------------------------------------
Administrative service fees                       132,643
---------------------------------------------------------
Custodian fees                                    402,058
---------------------------------------------------------
Directors' fees                                    31,363
---------------------------------------------------------
Distribution fees-Class A                      14,212,254
---------------------------------------------------------
Distribution fees-Class B                       1,514,633
---------------------------------------------------------
Transfer agent fees-Class A                     8,434,506
---------------------------------------------------------
Transfer agent fees-Class B                       452,997
---------------------------------------------------------
Transfer agent fees-Institutional Class             4,292
---------------------------------------------------------
Other                                           1,337,876
---------------------------------------------------------
    Total expenses                             57,941,805
---------------------------------------------------------
Less: Fees waived by advisor                   (1,458,804)
---------------------------------------------------------
    Expenses paid indirectly                      (76,493)
---------------------------------------------------------
    Net expenses                               56,406,508
---------------------------------------------------------
Net investment income                          14,147,587
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                       593,755,723
---------------------------------------------------------
  Foreign currencies                              946,540
---------------------------------------------------------
  Futures contracts                            (7,874,291)
---------------------------------------------------------
  Options contracts                             3,720,144
---------------------------------------------------------
                                              590,548,116
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        81,966,541
---------------------------------------------------------
  Foreign currencies                              366,935
---------------------------------------------------------
  Options contracts                            (3,194,922)
---------------------------------------------------------
                                               79,138,554
---------------------------------------------------------
  Net gain on investment securities,
    foreign currencies, futures and option
    contracts                                 669,686,670
---------------------------------------------------------
Net increase in net assets resulting from
  operations                               $  683,834,257
=========================================================

     See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                              1996                1995
                                                                                         --------------      --------------
OPERATIONS:

  Net investment income (loss)                                                           $   14,147,587      $   (1,259,456)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, foreign currencies, futures and
    options contracts                                                                       590,548,116         620,641,509
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, foreign currencies, and
    options contracts                                                                        79,138,554         411,202,260
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                                 683,834,257       1,030,584,313
---------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                            --         (14,842,521)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                --            (290,923)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                  (606,609,217)       (387,332,253)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                    (7,814,517)                 --
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                        (7,332,667)         (4,072,920)
---------------------------------------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                                                     2,368,957             204,025
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                       992,175             297,921
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                            65,590              71,195
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                   362,344,237         (17,628,236)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                   210,825,508          41,458,876
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                         5,462,015           6,504,480
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                           644,136,338         654,953,957
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                     4,661,298,749       4,006,344,792
---------------------------------------------------------------------------------------------------------------------------
  End of period                                                                          $5,305,435,087      $4,661,298,749
===========================================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                                             $3,649,184,459      $3,070,552,699
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                        44,516,626          25,028,873
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign
    currencies, futures and options contracts                                               580,711,311         613,833,040
---------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies, and option
    contracts                                                                             1,031,022,691         951,884,137
---------------------------------------------------------------------------------------------------------------------------
                                                                                         $5,305,435,087      $4,661,298,749
===========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
F. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $1,913,444 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
G. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, eg. advisory fees, are allocated among them.
I. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1996, AIM waived fees of $1,458,804. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $132,643 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the year ended October 31, 1996, AFS was reimbursed $4,391,818 for such services.
  During the year ended October 31, 1996, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional Fund Services, Inc. ("AIFS") $4,292 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $70,737 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $5,756 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $76,493 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $14,212,254 and $1,514,633, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,259,328 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $34,185 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996, the Fund paid legal fees of $14,974 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1996 was $7,636,727,517 and $7,477,919,832, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of October 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $1,085,136,998
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (61,959,672)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $1,023,177,326
===========================================================

Cost of investments for tax purposes is $4,375,530,153.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $68,400,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1996 are summarized as follows:

                                        OPTION CONTRACTS
                                   ---------------------------
                                    NUMBER
                                      OF            PREMIUMS
                                   CONTRACTS        RECEIVED
                                   ---------      ------------
Beginning of year                       -0-                 --
--------------------------------------------------------------
Written                             139,095       $ 55,345,942
--------------------------------------------------------------
Closed                              (61,183)       (25,179,074)
--------------------------------------------------------------
Exercised                           (16,555)        (4,365,829)
--------------------------------------------------------------
Expired                             (12,549)        (3,199,967)
--------------------------------------------------------------
End of year                          48,808       $ 22,601,072
--------------------------------------------------------------

Open call option contracts written at October 31, 1996 were as follows:

                                                                                                  OCTOBER 31,        UNREALIZED
                                            CONTRACT     STRIKE     NUMBER OF       PREMIUM           1996          APPRECIATION
                   ISSUE                     MONTH       PRICE      CONTRACTS      RECEIVED       MARKET VALUE     (DEPRECIATION)
                   -----                    --------     ------     ---------     -----------     ------------     --------------
Baxter International Inc.                      Dec         40             77      $    22,868     $    19,250       $      3,618
Beneficial Corp.                               Jan         55          1,250          635,605         632,813              2,792
Boston Scientific Corp.                        Jan         50          2,500        1,824,939       1,625,000            199,939
Cascade Communications Corp.                   Jan         80          2,750        1,535,823       1,546,875            (11,052)
Chase Manhattan Corp.                          Jan         75          2,000        1,641,945       2,375,000           (733,055)
Electronics For Imaging, Inc.                  Jan         80            318          242,126         174,900             67,226
Federal Home Loan Mortgage Corp.               Jan         90          2,332        1,885,359       2,915,000         (1,029,641)
Federal National Mortgage Association          Dec         30          6,086        3,170,699       5,705,625         (2,534,926)
First Data Corp.                               Dec         85          2,500          554,981         296,875            258,106
HBO & Co.                                      Feb         60          3,000        1,337,955       2,400,000         (1,062,045)
HBO & Co.                                      Feb         70          3,000        1,649,987       1,218,750            431,237
PaineWebber Group Inc.                         Jan         25          8,500          930,718         850,000             80,718
Parametric Technology Co.                      Dec         50          1,580          622,066         424,625            197,441
Procter & Gamble Co.                           Dec         90          1,500          874,771       1,500,000           (625,229)
Storage Technology Corp.                       Dec         40          4,915        2,451,088       2,058,156            392,932
Sun Microsystems Inc.                          Nov         60          4,000        2,383,920       1,162,500          1,221,420
Williams Cos., Inc. (The)                      Dec         50          2,500          836,222         890,625            (54,403)
---------------------------------------------------------------------------------------------------------------------------------
                                                                      48,808      $22,601,072     $25,795,994       $ (3,194,922)
---------------------------------------------------------------------------------------------------------------------------------

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                                                                            1996                           1995
                                                                 ---------------------------      --------------------------
                                                                   SHARES           AMOUNT          SHARES          AMOUNT
                                                                 ----------       ----------      ----------      ----------
Sold:
  Class A                                                        34,550,539     $648,183,624      32,034,901    $559,325,258
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                       12,381,545      231,706,372       2,180,033      43,415,613
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               516,716        9,877,153         559,557      10,092,219
----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                        32,395,132      557,844,149      24,460,017     361,036,594
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                          425,933        7,326,082              --              --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               338,803        5,871,449         199,304       2,950,819
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (44,929,759)    (843,683,536)    (54,445,065)   (937,990,088)
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                       (1,500,861)     (28,206,946)        (97,524)     (1,956,737)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (552,275)     (10,286,587)       (363,327)     (6,538,558)
----------------------------------------------------------------------------------------------------------------------------
                                                                 33,625,773     $578,631,760       4,527,896     $30,335,120
============================================================================================================================

* Class B shares commenced sales on June 26, 1995.

Financials

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the eight-year period ended October 31, 1996, the ten months ended October 31, 1988 and the year ended December 31, 1987 and for a Class B share outstanding during the year ended October 31, 1996 and the period June 26, 1995 (date sales commenced) through October 31, 1995.(a)

CLASS A:

                                                                                 OCTOBER 31,
                                          ---------------------------------------------------------------------------------------
                                             1996             1995         1994        1993        1992         1991       1990
                                          ----------       ----------   ----------  ----------  ----------   ----------  --------
Net asset value, beginning of period      $    20.33       $    17.82   $    17.62  $    16.68  $    15.76   $    11.15  $  12.32
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
Income from investment operations:
 Net investment income                          0.06               --         0.07        0.10        0.10         0.11      0.09
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
 Net gains (losses) on securities (both
   realized and unrealized)                     2.51             4.36         0.57        0.93        0.98         4.80     (0.56)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
   Total from investment operations             2.57             4.36         0.64        1.03        1.08         4.91     (0.47)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
Less distributions:
 Dividends from net investment income             --            (0.07)       (0.11)      (0.09)      (0.07)       (0.09)    (0.06)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
 Distributions from net realized capital
   gains                                       (2.71)           (1.78)       (0.33)         --       (0.09)       (0.21)    (0.64)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
   Total distributions                         (2.71)           (1.85)       (0.44)      (0.09)      (0.16)       (0.30)    (0.70)
----------------------------------------  ----------       ----------   ----------  ----------  ----------   ----------  --------
Net asset value, end of period            $    20.19       $    20.33   $    17.82  $    17.62  $    16.68   $    15.76  $  11.15
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Total return(c)                                14.81%           28.20%        3.76%       6.17%       6.85%       44.88%    (4.03)%
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $4,977,493       $4,564,730   $3,965,858  $4,999,983  $5,198,835   $2,534,331  $632,522
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Ratio of expenses to average net
 assets(d)                                      1.12%(f)(g)      1.17%        1.21%       1.13%       1.13%        1.18%     1.25%
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Ratio of net investment income to
 average net assets(e)                          0.33%(f)        (0.02)%       0.45%       0.62%       0.60%        0.72%     0.75%
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Portfolio turnover rate                          159%             139%         136%        109%         37%          46%       79%
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Average broker commission rate(i)         $   0.0615              N/A          N/A         N/A         N/A          N/A       N/A
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Borrowings for the period:
Amount of debt outstanding at end of
 period (000s omitted)                            --               --           --          --          --           --        --
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Average amount of debt outstanding
 during the period (000s omitted)(j)              --       $      593           --          --          --           --  $    485
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Average number of shares outstanding
 during the period (000s omitted)(j)         248,189          229,272      249,351     314,490     246,273      102,353    44,770
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========
Average amount of debt per share during
 the period                                       --       $   0.0026           --          --          --           --  $  0.011
========================================  ==========       ==========   ==========  ==========  ==========   ==========  ========

                                                                    DECEMBER 31,
                                                                    ------------
                                            1989         1988(b)        1987
                                          --------      --------      --------
Net asset value, beginning of period      $   9.23      $   8.36      $   8.82
----------------------------------------  --------      --------      --------
Income from investment operations:
 Net investment income                        0.10          0.07          0.07
----------------------------------------  --------      --------      --------
 Net gains (losses) on securities (both
   realized and unrealized)                   3.10          0.80          0.83
----------------------------------------  --------      --------      --------
   Total from investment operations           3.20          0.87          0.90
----------------------------------------  --------      --------      --------
Less distributions:
 Dividends from net investment income        (0.11)           --         (0.09)
----------------------------------------  --------      --------      --------
 Distributions from net realized capital
   gains                                        --            --         (1.27)
----------------------------------------  --------      --------      --------
   Total distributions                       (0.11)           --         (1.36)
----------------------------------------  --------      --------      --------
Net asset value, end of period            $  12.32      $   9.23      $   8.36
----------------------------------------  --------      --------      --------
Total return(c)                              35.13%        10.41%         9.75%
----------------------------------------  --------      --------      --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $393,320      $297,284      $286,453
========================================  ========      ========      ========
Ratio of expenses to average net
 assets(d)                                    1.19%         1.08%(h)      0.95%
========================================  ========      ========      ========
Ratio of net investment income to
 average net assets(e)                        0.96%         0.90%(h)      0.66%
========================================  ========      ========      ========
Portfolio turnover rate                         87%           93%          108%
========================================  ========      ========      ========
Average broker commission rate(i)              N/A           N/A           N/A
========================================  ========      ========      ========
Borrowings for the period:
Amount of debt outstanding at end of
 period (000s omitted)                    $  3,781            --      $    355
========================================  ========      ========      ========
Average amount of debt outstanding
 during the period (000s omitted)(j)      $  1,083      $    229      $    509
========================================  ========      ========      ========
Average number of shares outstanding
 during the period (000s omitted)(j)        31,275        33,031        25,825
========================================  ========      ========      ========
Average amount of debt per share during
 the period                               $  0.035      $  0.007      $  0.020
========================================  ========      ========      ========

(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on September 29, 1987.

(b) The Fund changed investment advisors on September 30, 1988.

(c) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.

(d) Ratios of expenses prior to waiver of advisory fees are 1.15%, 1.19%, 1.24%, 1.17%, and 1.15% for the years 1996-1992, respectively.

(e) Ratios of net investment income (loss) prior to waiver of advisory fees are 0.30%, (0.04)%, 0.42%, 0.58%, and 0.58% for the years 1996-1992, respectively.

(f) After waiver of advisory fees. Ratios are based on average net assets of $4,737,418,087.

(g) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(h) Annualized.

(i) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(j) Averages computed on a daily basis.

                                                                   Financials

CLASS B:

                                                                                                      1996             1995
                                                                                                    ---------        ---------
Net asset value, beginning of period                                                                $   20.28        $   18.56
--------------------------------------------------------------------------------------------------  ---------        ---------
Income from investment operations:
  Net investment income (loss)                                                                          (0.05)(a)        (0.03)
--------------------------------------------------------------------------------------------------  ---------        ---------
  Net gains (losses) on securities (both realized and unrealized)                                        2.46             1.75
--------------------------------------------------------------------------------------------------  ---------        ---------
    Total from investment operations                                                                     2.41             1.72
--------------------------------------------------------------------------------------------------  ---------        ---------
Less distributions:
  Distributions from net realized capital gains                                                         (2.71)              --
--------------------------------------------------------------------------------------------------  ---------        ---------
Net asset value, end of period                                                                      $   19.98        $   20.28
==================================================================================================  =========        =========
Total return(b)                                                                                         13.95%            9.27%
==================================================================================================  =========        =========
Ratios/supplemental data:
Net assets, end of period (000's omitted)                                                           $ 267,459        $  42,238
==================================================================================================  =========        =========
Ratio of expenses to average net assets                                                                  1.95%(c)(d)      1.91%(e)
==================================================================================================  =========        =========
Ratio of net investment income (loss) to average net assets                                             (0.50)%(c)       (0.76)%(e)
==================================================================================================  =========        =========
Portfolio turnover rate                                                                                   159%             139%
==================================================================================================  =========        =========
Average broker commission rate(f)                                                                   $  0.0615              N/A
==================================================================================================  =========        =========
Borrowings for the period:
Amount of debt outstanding at end of
  period (000s omitted)                                                                                    --               --
==================================================================================================  =========        =========
Average amount of debt outstanding during the
  period (000s omitted)(g)                                                                                 --        $       3
==================================================================================================  =========        =========
Average number of shares outstanding during the
  period (000s omitted)(g)                                                                              7,956            1,036
==================================================================================================  =========        =========
Average amount of debt per share during the period                                                         --        $  0.0029
==================================================================================================  =========        =========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After waiver of advisory fees. Ratios are based on average net assets of $151,463,325. Ratios of expenses and net investment income (loss) to average net assets prior to waiver of advisory fees were 1.98% and (0.53)%.

(d) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(e) Annualized. After waiver of advisory fees. Annualized ratios of expenses and net investment income (loss) to average net assets prior to waiver of advisory fees were 1.94% and (0.79)%, respectively.

(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(g) Averages computed on a daily basis.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Constellation Fund:
                      We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                /s/ KPMG PEAT MARWICK LLP
                                                KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                     SHARES           VALUE
DOMESTIC COMMON STOCKS-84.91%

ADVERTISING/BROADCASTING-1.58%

American Radio Systems
  Corp.(a)(b)                          650,000   $     19,825,000
-----------------------------------------------------------------
CanWest Global Communications
  Corp.                              2,250,000         23,906,250
-----------------------------------------------------------------
Chancellor Corp.-Class A(a)(b)         500,000         16,125,000
-----------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              750,000         54,750,000
-----------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                     787,500         22,837,500
-----------------------------------------------------------------
Jacor Communications, Inc.(a)        1,000,000         28,000,000
-----------------------------------------------------------------
Paxson Communications Corp.(a)       1,000,000          8,875,000
-----------------------------------------------------------------
True North Communications, Inc.        325,700          7,735,375
-----------------------------------------------------------------
                                                      182,054,125
-----------------------------------------------------------------

AUTOMOBILE/TRUCKS PARTS &
  TIRES-0.12%

Mark IV Industries, Inc.               656,250         14,191,406
-----------------------------------------------------------------
BANKING-0.55%
Bank of Boston Corp.                 1,000,000         64,000,000
-----------------------------------------------------------------
BIOTECHNOLOGY-0.73%
AMGEN Inc.(a)                        1,000,000         61,312,500
-----------------------------------------------------------------
Guidant Corp.                          500,000         23,062,500
-----------------------------------------------------------------
                                                       84,375,000
-----------------------------------------------------------------

BUSINESS SERVICES-0.90%

AccuStaff, Inc.(a)                     500,000         13,375,000
-----------------------------------------------------------------
APAC Teleservices, Inc.(a)             200,000          9,225,000
-----------------------------------------------------------------
Career Horizons, Inc.(a)               350,000         14,218,750
-----------------------------------------------------------------
Corrections Corporation of
  America                              100,100          2,602,600
-----------------------------------------------------------------
CUC International, Inc.(a)             900,000         22,050,000
-----------------------------------------------------------------
Equifax, Inc.                          500,000         14,875,000
-----------------------------------------------------------------
HealthCare COMPARE Corp.(a)            493,900         21,731,600
-----------------------------------------------------------------
Paychex, Inc.                          100,000          5,700,000
-----------------------------------------------------------------
                                                      103,777,950
-----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.52%

Airgas, Inc.(a)                      1,857,400         42,023,675
-----------------------------------------------------------------
IMC Global, Inc.                       500,000         18,750,000
-----------------------------------------------------------------
                                                       60,773,675
-----------------------------------------------------------------

COMPUTER MINI/PCS-2.77%

Compaq Computer Corp.(a)             1,350,000         93,993,750
-----------------------------------------------------------------
Dell Computer Corp.(a)                 900,000         73,237,500
-----------------------------------------------------------------
Rational Software Corp.(a)           1,050,000         40,293,750
-----------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,850,000        112,850,000
-----------------------------------------------------------------
                                                      320,375,000
-----------------------------------------------------------------

COMPUTER NETWORKING-5.83%

ACT Networks, Inc.(a)(b)               500,000         17,125,000
-----------------------------------------------------------------
Ascend Communications, Inc.(a)       1,486,800         97,199,550
-----------------------------------------------------------------
Auspex Systems, Inc.(a)                311,700          3,194,925
-----------------------------------------------------------------
Cabletron Systems, Inc.(a)           1,000,000         62,375,000
-----------------------------------------------------------------
Cascade Communications Corp.(a)      1,500,000        108,937,500
-----------------------------------------------------------------
Cisco Systems, Inc.(a)               2,500,000        154,687,500
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
COMPUTER NETWORKING-(CONTINUED)

FORE Systems, Inc.(a)                1,650,000   $     65,587,500
-----------------------------------------------------------------
Shiva Corp.(a)                         212,400          8,708,400
-----------------------------------------------------------------
Sync Research, Inc.(a)(b)              500,000          6,625,000
-----------------------------------------------------------------
3Com Corp.(a)                        2,000,000        135,250,000
-----------------------------------------------------------------
Xircom, Inc.(a)                        662,200         13,409,550
-----------------------------------------------------------------
                                                      673,099,925
-----------------------------------------------------------------

COMPUTER PERIPHERALS-1.39%

Adaptec, Inc.(a)                       500,000         30,437,500
-----------------------------------------------------------------
American Power Conversion
  Corp.(a)                             563,300         12,040,537
-----------------------------------------------------------------
Microchip Technology, Inc.(a)        1,000,050         36,251,812
-----------------------------------------------------------------
U.S. Robotics Corp.(a)               1,300,000         81,737,500
-----------------------------------------------------------------
                                                      160,467,349
-----------------------------------------------------------------

COMPUTER
  SOFTWARE/SERVICES-12.85%

Affiliated Computer Services,
  Inc.(a)                              245,600         13,508,000
-----------------------------------------------------------------
BISYS Group, Inc. (The)(a)             463,200         17,254,200
-----------------------------------------------------------------
BMC Software, Inc.(a)                1,000,000         83,000,000
-----------------------------------------------------------------
Cadence Design Systems, Inc.(a)        500,000         18,250,000
-----------------------------------------------------------------
Ceridian Corp.(a)                    1,000,000         49,625,000
-----------------------------------------------------------------
Computer Associates
  International, Inc.                1,875,000        110,859,375
-----------------------------------------------------------------
Computer Sciences Corp.(a)             700,000         51,975,000
-----------------------------------------------------------------
Compuware Corp.(a)                   1,000,000         52,750,000
-----------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              510,000          8,542,500
-----------------------------------------------------------------
DST Systems, Inc.(a)                 1,000,000         30,750,000
-----------------------------------------------------------------
Electronic Arts, Inc.(a)               850,000         31,875,000
-----------------------------------------------------------------
First Data Corp.                       600,000         47,850,000
-----------------------------------------------------------------
HBO & Co.                            1,000,000         60,125,000
-----------------------------------------------------------------
HPR, Inc.(a)                           500,000          7,000,000
-----------------------------------------------------------------
IDX Systems Corp.(a)                   306,900          9,053,550
-----------------------------------------------------------------
Integrated Systems, Inc.(a)            428,700         11,574,900
-----------------------------------------------------------------
Intuit, Inc.(a)                        750,000         20,250,000
-----------------------------------------------------------------
McAfee Associates, Inc.(a)           1,524,200         69,351,100
-----------------------------------------------------------------
Metromail Corp.                        500,000          9,187,500
-----------------------------------------------------------------
Microsoft Corp.(a)                   2,000,000        274,500,000
-----------------------------------------------------------------
National Data Corp.                    600,000         24,675,000
-----------------------------------------------------------------
Network General Corp.(a)(b)          2,185,000         52,713,125
-----------------------------------------------------------------
Oracle Corp.(a)                      2,499,950        105,779,134
-----------------------------------------------------------------
Parametric Technology Corp.(a)       2,400,000        117,300,000
-----------------------------------------------------------------
Physician Computer Network,
  Inc.(a)                            1,500,000         13,406,250
-----------------------------------------------------------------
Pure Atria Corp.(a)                     57,700          1,572,325
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)           1,696,300         47,708,438
-----------------------------------------------------------------
Sterling Software, Inc.(a)             500,000         16,250,000
-----------------------------------------------------------------
Structural Dynamics Research
  Corp.(a)                           1,100,000         19,525,000
-----------------------------------------------------------------
SunGard Data Systems Inc.(a)           530,000         22,657,500
-----------------------------------------------------------------
Synopsys, Inc.(a)                    1,500,000         67,500,000
-----------------------------------------------------------------
Tecnomatix Technologies Ltd.(a)        329,500          5,725,063
-----------------------------------------------------------------
Transition Systems, Inc.(a)             33,300            316,350
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Wind River Systems(a)                  300,000   $     12,750,000
-----------------------------------------------------------------
                                                    1,485,159,310
-----------------------------------------------------------------

CONGLOMERATES-0.63%

Corning, Inc.                        1,000,000         38,750,000
-----------------------------------------------------------------
Tyco International Ltd.                411,982         20,444,606
-----------------------------------------------------------------
U.S. Industries, Inc.(a)               500,000         13,500,000
-----------------------------------------------------------------
                                                       72,694,606
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.04%

AMETEK, Inc.                           200,000          3,975,000
-----------------------------------------------------------------
Berg Electronics Corp.(a)              500,000         14,125,000
-----------------------------------------------------------------
BMC Industries, Inc.                   500,000         14,812,500
-----------------------------------------------------------------
Checkpoint Systems, Inc.(a)            450,000         10,068,750
-----------------------------------------------------------------
Methode Electronics, Inc.-Class
  A                                    450,000          8,775,000
-----------------------------------------------------------------
Molex, Inc.-Class A                    234,375          7,587,890
-----------------------------------------------------------------
SCI Systems, Inc.(a)                   500,000         24,875,000
-----------------------------------------------------------------
Symbol Technologies, Inc.(a)           600,000         26,925,000
-----------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                              300,000          9,075,000
-----------------------------------------------------------------
                                                      120,219,140
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.11%

Imperial Credit Industries,
  Inc.(a)                              700,000         12,687,500
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.20%

Aames Financial Corp.                  309,100         13,793,587
-----------------------------------------------------------------
Beneficial Corp.                       400,000         23,400,000
-----------------------------------------------------------------
Capital One Financial Corp.          1,500,000         46,687,500
-----------------------------------------------------------------
Cityscape Financial Corp.(a)           474,300         12,213,225
-----------------------------------------------------------------
Concord EFS, Inc.(a)                    97,100          2,815,900
-----------------------------------------------------------------
Credit Acceptance Corp.(a)           1,128,800         30,477,600
-----------------------------------------------------------------
First USA, Inc.                        400,000         23,000,000
-----------------------------------------------------------------
Green Tree Financial Corp.           2,150,000         85,193,750
-----------------------------------------------------------------
Household International, Inc.          650,000         57,525,000
-----------------------------------------------------------------
MBNA Corp.                           1,500,000         56,625,000
-----------------------------------------------------------------
Money Store, Inc. (The)              1,250,000         32,187,500
-----------------------------------------------------------------
Olympic Financial Ltd.(a)            1,431,200         22,720,300
-----------------------------------------------------------------
PMT Services, Inc.(a)                  553,500         11,070,000
-----------------------------------------------------------------
Southern Pacific Funding
  Corp.(a)                             116,100          3,657,150
-----------------------------------------------------------------
Student Loan Marketing
  Association                          450,000         37,237,500
-----------------------------------------------------------------
SunAmerica, Inc.                       700,000         26,250,000
-----------------------------------------------------------------
                                                      484,854,012
-----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.17%

Washington Mutual, Inc.                458,400         19,367,400
-----------------------------------------------------------------

FOOD/PROCESSING-0.25%

Richfood Holdings, Inc.              1,182,100         28,518,163
-----------------------------------------------------------------

FUNERAL SERVICES-0.96%

Service Corp. International          3,000,000         85,500,000
-----------------------------------------------------------------
Stewart Enterprises, Inc.-Class
  A                                    750,000         25,687,500
-----------------------------------------------------------------
                                                      111,187,500
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
FURNITURE-0.26%

Leggett & Platt, Inc.                1,000,000   $     29,875,000
-----------------------------------------------------------------

GAMING-0.75%

GTECH Holdings Corp.(a)                750,000         22,125,000
-----------------------------------------------------------------
International Game Technology        1,875,000         39,609,375
-----------------------------------------------------------------
Trump Hotels & Casino Resorts,
  Inc.(a)(b)                         1,540,800         24,460,200
-----------------------------------------------------------------
                                                       86,194,575
-----------------------------------------------------------------

HOMEBUILDING-0.06%

Oakwood Homes Corp.                    250,000          6,625,000
-----------------------------------------------------------------

HOTELS/MOTELS-1.40%

Doubletree Corp.(a)                    652,800         26,479,200
-----------------------------------------------------------------
HFS, Inc.(a)                         1,200,000         87,900,000
-----------------------------------------------------------------
Promus Hotel Corp.(a)                  650,000         20,637,500
-----------------------------------------------------------------
Sun International Hotels Ltd.(a)       560,300         26,474,175
-----------------------------------------------------------------
                                                      161,490,875
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.64%

Compdent Corp.(a)(b)                   700,000         24,062,500
-----------------------------------------------------------------
Conseco, Inc.                          500,000         26,750,000
-----------------------------------------------------------------
RISCORP, Inc.-Class A(a)               172,300            861,500
-----------------------------------------------------------------
United Companies Financial Corp.       750,000         22,406,250
-----------------------------------------------------------------
                                                       74,080,250
-----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-1.02%

CapMAC Holdings Inc.(b)                850,000         28,368,750
-----------------------------------------------------------------
MGIC Investment Corp.                1,250,000         85,781,250
-----------------------------------------------------------------
Progressive Corp.                       44,900          3,086,875
-----------------------------------------------------------------
                                                      117,236,875
-----------------------------------------------------------------

LEISURE & RECREATION-0.98%

Callaway Golf Co.                    1,250,000         38,281,250
-----------------------------------------------------------------
Harley-Davidson, Inc.                1,000,000         45,125,000
-----------------------------------------------------------------
Mattel, Inc.                           625,000         18,046,875
-----------------------------------------------------------------
Speedway Motorsports, Inc.(a)          511,200         11,693,700
-----------------------------------------------------------------
                                                      113,146,825
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.35%

Pentair, Inc.                          500,000         12,625,000
-----------------------------------------------------------------
Thermo Electron Corp.(a)               750,000         27,375,000
-----------------------------------------------------------------
                                                       40,000,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-1.51%

Cardinal Health, Inc.                1,400,000        109,900,000
-----------------------------------------------------------------
Curative Technologies, Inc.(a)         265,000          6,028,750
-----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          250,000          8,625,000
-----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)       750,000         21,843,750
-----------------------------------------------------------------
Jones Medical Industries, Inc.         402,350         17,502,225
-----------------------------------------------------------------
Parexel International Corp.(a)         217,100         10,637,900
-----------------------------------------------------------------
                                                      174,537,625
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-7.66%

American HomePatient Inc.(a)(b)        750,000         17,812,500
-----------------------------------------------------------------
American Medical Response,
  Inc.(a)                              300,000          9,000,000
-----------------------------------------------------------------
American Oncology Resources,
  Inc.(a)                              336,900          2,695,200
-----------------------------------------------------------------
Apria Healthcare Group,
  Inc.(a)(b)                         1,750,000         33,468,750
-----------------------------------------------------------------
ClinTrials Research Inc.(a)            243,300          9,032,513
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
MEDICAL (PATIENT SERVICES)-(CONTINUED)

Columbia/HCA Healthcare Corp.        2,625,000   $     93,843,750
-----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)     1,000,000         22,875,000
-----------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                           2,250,000         55,406,250
-----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                    2,999,987         65,999,714
-----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 3,071,000        115,162,500
-----------------------------------------------------------------
Lincare Holdings, Inc.(a)            1,000,000         37,500,000
-----------------------------------------------------------------
Manor Care, Inc.                     1,000,000         39,250,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                   800,000         16,900,000
-----------------------------------------------------------------
OccuSystems, Inc.(a)                   430,000         11,771,250
-----------------------------------------------------------------
OrNda HealthCorp(a)                  2,000,000         54,500,000
-----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              524,200          7,535,375
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)         1,498,600         68,186,300
-----------------------------------------------------------------
PhyCor, Inc.(a)                      1,050,000         32,550,000
-----------------------------------------------------------------
Physicians Resource Group,
  Inc.(a)                              500,000         13,500,000
-----------------------------------------------------------------
Quorum Health Group, Inc.(a)           600,000         16,200,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)            2,250,000         46,968,750
-----------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                              550,000         21,450,000
-----------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                    1,350,000         33,750,000
-----------------------------------------------------------------
Vencor, Inc.(a)                      2,000,000         59,250,000
-----------------------------------------------------------------
                                                      884,607,852
-----------------------------------------------------------------

MEDICAL
  INSTRUMENTS/PRODUCTS-4.32%

Advanced Technology
  Laboratories, Inc.(a)                650,000         19,825,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)           1,014,552         55,166,265
-----------------------------------------------------------------
CardioThoracic Systems, Inc.(a)        250,000          4,750,000
-----------------------------------------------------------------
Dentsply International, Inc.           550,000         23,168,750
-----------------------------------------------------------------
Gulf South Medical Supply,
  Inc.(a)(b)                         1,160,400         25,528,800
-----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)          1,000,000         39,250,000
-----------------------------------------------------------------
Invacare Corp.                         885,200         24,785,600
-----------------------------------------------------------------
Medtronic, Inc.                        500,000         32,187,500
-----------------------------------------------------------------
Nellcor Puritan Bennett, Inc.(a)       500,000          9,750,000
-----------------------------------------------------------------
Omnicare, Inc.                       2,000,000         54,500,000
-----------------------------------------------------------------
Physician Sales & Service,
  Inc.(a)                              750,000         15,937,500
-----------------------------------------------------------------
Quintiles Transnational Corp.(a)       500,000         32,875,000
-----------------------------------------------------------------
Spine-Tech, Inc.(a)                     57,600          1,454,400
-----------------------------------------------------------------
St. Jude Medical, Inc.(a)              780,200         30,817,900
-----------------------------------------------------------------
Steris Corp.(a)                        825,000         31,143,750
-----------------------------------------------------------------
Sybron International Corp.(a)        2,000,000         58,250,000
-----------------------------------------------------------------
Target Therapeutics, Inc.(a)           225,000          8,325,000
-----------------------------------------------------------------
US Surgical Corp.                      750,000         31,406,250
-----------------------------------------------------------------
                                                      499,121,715
-----------------------------------------------------------------
OFFICE PRODUCTS-0.52%

Avery Dennison Corp.                   300,000         19,762,500
-----------------------------------------------------------------
Reynolds & Reynolds Co.-Class A      1,517,100         40,013,513
-----------------------------------------------------------------
                                                       59,776,013
-----------------------------------------------------------------

OIL & GAS (DRILLING)-0.35%

Reading & Bates Corp.(a)             1,400,000         40,250,000
-----------------------------------------------------------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.52%
Burlington Resources, Inc.             750,000         37,781,250
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-(CONTINUED)

Transocean Offshore Inc.               350,000   $     22,137,500
-----------------------------------------------------------------
                                                       59,918,750
-----------------------------------------------------------------
OIL & GAS (SERVICES)-0.52%
Camco International, Inc.              613,700         23,780,875
-----------------------------------------------------------------
Global Marine, Inc.(a)               2,000,000         36,750,000
-----------------------------------------------------------------
                                                       60,530,875
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.18%

Baker Hughes, Inc.                   1,000,000         35,625,000
-----------------------------------------------------------------
Cooper Cameron Corp.(a)                 27,500          1,756,563
-----------------------------------------------------------------
Diamond Offshore Drilling,
  Inc.(a)                            1,000,000         60,875,000
-----------------------------------------------------------------
ENSCO International, Inc.(a)           750,000         32,437,500
-----------------------------------------------------------------
Marine Drilling Co., Inc.(a)         2,000,000         27,750,000
-----------------------------------------------------------------
Pride Petroleum Services,
  Inc.(a)                              518,700          9,077,250
-----------------------------------------------------------------
Rowan Co., Inc.(a)                   1,300,000         29,087,500
-----------------------------------------------------------------
Smith International, Inc.(a)           750,000         28,500,000
-----------------------------------------------------------------
Varco International, Inc.(a)         1,326,100         26,190,475
-----------------------------------------------------------------
                                                      251,299,288
-----------------------------------------------------------------

POLLUTION CONTROL-0.51%

United Waste Systems, Inc.(a)          592,200         20,356,875
-----------------------------------------------------------------
US Filter Corp.(a)                     206,000          7,107,000
-----------------------------------------------------------------
USA Waste Services, Inc.(a)          1,000,000         32,000,000
-----------------------------------------------------------------
                                                       59,463,875
-----------------------------------------------------------------

PUBLISHING-0.28%

Gartner Group, Inc.(a)                 608,200         18,702,150
-----------------------------------------------------------------
Times Mirror Co. (The)                 300,000         13,875,000
-----------------------------------------------------------------
                                                       32,577,150
-----------------------------------------------------------------

RESTAURANTS-1.30%

Apple South, Inc.                      500,000          5,875,000
-----------------------------------------------------------------
Applebee's International, Inc.         843,600         20,562,750
-----------------------------------------------------------------
Brinker International, Inc.(a)       1,400,000         23,800,000
-----------------------------------------------------------------
Cracker Barrel Old Country
  Store, Inc.                          500,000         10,187,500
-----------------------------------------------------------------
Lone Star Steakhouse & Saloon,
  Inc.(a)                            1,250,000         32,031,250
-----------------------------------------------------------------
Outback Steakhouse, Inc.(a)            750,000         17,390,625
-----------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A(a)                      750,000         15,562,500
-----------------------------------------------------------------
Starbucks Corp.(a)                     750,000         24,375,000
-----------------------------------------------------------------
                                                      149,784,625
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-3.13%

American Stores Co.                  1,000,000         41,375,000
-----------------------------------------------------------------
Eckerd Corp.(a)                      1,262,800         35,042,700
-----------------------------------------------------------------
Kroger Co. (The)(a)                  1,200,000         53,550,000
-----------------------------------------------------------------
Revco D.S., Inc.(a)                  1,000,000         30,125,000
-----------------------------------------------------------------
Safeway, Inc.(a)                     2,000,000         85,750,000
-----------------------------------------------------------------
Thrifty PayLess Holdings,
  Inc.(a)                            1,513,800         32,357,475
-----------------------------------------------------------------
Vons Companies, Inc. (The)           1,500,000         83,062,500
-----------------------------------------------------------------
                                                      361,262,675
-----------------------------------------------------------------

RETAIL (STORES)-10.61%

AutoZone, Inc.(a)                    1,500,000         38,437,500
-----------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)           1,000,000         25,250,000
-----------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                             293,100          5,568,900
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
RETAIL (STORES)-(CONTINUED)

CDW Computer Centers, Inc.(a)          650,000   $     40,909,373
-----------------------------------------------------------------
Claire's Stores, Inc.                  400,000          6,800,000
-----------------------------------------------------------------
CompUSA, Inc.(a)                     1,000,000         46,250,000
-----------------------------------------------------------------
Consolidated Stores Corp.(a)         1,600,000         61,800,000
-----------------------------------------------------------------
Corporate Express, Inc.(a)           1,090,000         35,561,250
-----------------------------------------------------------------
Dayton Hudson Corp.                  1,500,000         51,937,500
-----------------------------------------------------------------
Dillard Department Stores, Inc.        500,000         15,875,000
-----------------------------------------------------------------
Dollar General Corp.                 1,087,093         30,166,830
-----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            600,000         22,650,000
-----------------------------------------------------------------
Finish Line, Inc. (The) Class
  A(a)                                 422,700         17,964,750
-----------------------------------------------------------------
Gap, Inc. (The)                      1,000,000         29,000,000
-----------------------------------------------------------------
Global DirectMail Corp.(a)             700,000         34,475,000
-----------------------------------------------------------------
Gymboree Corp.(a)(b)                 1,447,000         45,218,750
-----------------------------------------------------------------
Home Depot, Inc.                       100,000          5,475,000
-----------------------------------------------------------------
Jones Apparel Group, Inc.(a)           600,000         18,750,000
-----------------------------------------------------------------
Kohl's Corp.(a)                        838,600         30,189,600
-----------------------------------------------------------------
Lowe's Co., Inc.                     1,000,000         40,375,000
-----------------------------------------------------------------
Men's Wearhouse, Inc.
  (The)(a)(b)                        1,075,050         22,172,906
-----------------------------------------------------------------
Meyer (Fred), Inc.(a)                  700,000         24,587,500
-----------------------------------------------------------------
Micro Warehouse, Inc.(a)             1,250,000         28,750,000
-----------------------------------------------------------------
Neiman Marcus Group, Inc.
  (The)(a)                             300,000          9,787,500
-----------------------------------------------------------------
Oakley, Inc.(a)                      2,000,000         29,750,000
-----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack           1,250,000         43,750,000
-----------------------------------------------------------------
Petco Animal Supplies,
  Inc.(a)(b)                           675,000         15,862,500
-----------------------------------------------------------------
PETsMART, Inc.(a)                    2,000,000         54,000,000
-----------------------------------------------------------------
Ross Stores, Inc.                      437,200         18,143,800
-----------------------------------------------------------------
Saks Holdings, Inc.(a)                 272,900          9,551,500
-----------------------------------------------------------------
Sports Authority, Inc. (The)(a)      1,500,000         36,375,000
-----------------------------------------------------------------
Staples, Inc.(a)                     4,000,000         74,500,000
-----------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                              628,900          5,581,489
-----------------------------------------------------------------
Tech Data Corp.(a)                   1,500,000         38,625,000
-----------------------------------------------------------------
Tiffany & Co.                          758,900         28,079,300
-----------------------------------------------------------------
TJX Companies, Inc.                    750,000         30,000,000
-----------------------------------------------------------------
Toys "R" Us, Inc.(a)                 2,000,000         67,750,000
-----------------------------------------------------------------
Viking Office Products, Inc.(a)      2,500,000         72,812,500
-----------------------------------------------------------------
Williams-Sonoma, Inc.(a)               500,000         13,750,000
-----------------------------------------------------------------
                                                    1,226,483,448
-----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.08%

Input/Output, Inc.(a)                  300,000          8,925,000
-----------------------------------------------------------------

SEMICONDUCTORS-2.68%

Altera Corp.(a)                        750,000         46,500,000
-----------------------------------------------------------------
Intel Corp.                          2,200,000        241,725,000
-----------------------------------------------------------------
Solectron Corp.(a)                     300,000         16,050,000
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         150,000          4,781,250
-----------------------------------------------------------------
                                                      309,056,250
-----------------------------------------------------------------

SHOES & RELATED APPAREL-1.08%

Nike, Inc.-Class B                   1,000,000         58,875,000
-----------------------------------------------------------------
Nine West Group, Inc.(a)             1,100,000         54,862,500
-----------------------------------------------------------------
Wolverine World Wide, Inc.             450,000         11,137,500
-----------------------------------------------------------------
                                                      124,875,000
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
TELECOMMUNICATIONS-5.33%

ACC Corp.                              358,350   $     15,229,875
-----------------------------------------------------------------
ADC Telecommunications, Inc.(a)      1,500,000        102,562,500
-----------------------------------------------------------------
Allen Group, Inc.                      596,700          9,472,613
-----------------------------------------------------------------
Andrew Corp.(a)                      1,750,000         85,312,500
-----------------------------------------------------------------
Aspect Telecommunications
  Corp.(a)                             550,000         32,725,000
-----------------------------------------------------------------
Billing Information Concepts(a)        400,000         10,450,000
-----------------------------------------------------------------
Frontier Corp.                       1,000,000         29,000,000
-----------------------------------------------------------------
MCI Communications Corp.             2,000,000         50,250,000
-----------------------------------------------------------------
PairGain Technologies, Inc.(a)       1,366,100         94,090,138
-----------------------------------------------------------------
PictureTel Corp.(a)                    500,000         13,500,000
-----------------------------------------------------------------
Premiere Technologies, Inc.(a)          50,300            817,375
-----------------------------------------------------------------
Premisys Communications, Inc.(a)       500,000         25,000,000
-----------------------------------------------------------------
QUALCOMM, Inc.(a)                      600,000         23,850,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                       800,000         68,100,000
-----------------------------------------------------------------
U.S. Long Distance Corp.(a)            343,300          2,875,138
-----------------------------------------------------------------
United States Satellite
  Broadcasting
  Company, Inc.(a)                     412,100          6,645,112
-----------------------------------------------------------------
Western Wireless Corp.-Class
  A(a)(b)                              550,000          9,075,000
-----------------------------------------------------------------
WorldCom, Inc.(a)                    1,500,000         36,562,500
-----------------------------------------------------------------
                                                      615,517,751
-----------------------------------------------------------------

TELEPHONE-0.23%

Century Telephone Enterprises,
  Inc.                                  55,700          1,789,363
-----------------------------------------------------------------
Cincinnati Bell, Inc.                  500,000         24,687,500
-----------------------------------------------------------------
                                                       26,476,863
-----------------------------------------------------------------

TEXTILES-1.78%

Designer Holdings Ltd.(a)              250,000          4,781,250
-----------------------------------------------------------------
Liz Claiborne, Inc.                  1,250,000         52,812,500
-----------------------------------------------------------------
Nautica Enterprises, Inc.(a)         1,200,000         36,900,000
-----------------------------------------------------------------
Russell Corp.                        1,000,000         28,375,000
-----------------------------------------------------------------
Tommy Hilfiger Corp.(a)              1,000,000         52,000,000
-----------------------------------------------------------------
Unifi, Inc.                            978,600         30,458,926
-----------------------------------------------------------------
                                                      205,327,676
-----------------------------------------------------------------

TRANSPORTATION
  (MISCELLANEOUS)-0.16%

AirNet Systems, Inc.(a)                560,000          7,280,000
-----------------------------------------------------------------
Rural/Metro Corp.(a)                   300,000         10,950,000
-----------------------------------------------------------------
                                                       18,230,000
-----------------------------------------------------------------

TRUCKING-0.10%

USFreightways Corp.                    550,000         12,031,250
-----------------------------------------------------------------
    Total Domestic Common Stocks                    9,806,505,142
-----------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-3.85%

CANADA-0.73%

Agrium, Inc. (Chemicals)               891,100         11,918,463
-----------------------------------------------------------------
Newbridge Networks Corp.
  (Computer Networking)(a)           1,500,000         47,437,500
-----------------------------------------------------------------
Potash Corp. of Saskatchewan
  Inc. (Metals-Miscellaneous)          350,000         24,806,250
-----------------------------------------------------------------
                                                       84,162,213
-----------------------------------------------------------------

FRANCE-0.12%

Roussel-Uclaf (Medical-Drugs)           50,580         13,385,768
-----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE
IRELAND-0.50%

CBT Group PLC-ADR (Computer
  Software/Services)(a)                 49,400   $      2,717,000
-----------------------------------------------------------------
Elan Corp. PLC-ADR
  (Medical-Drugs)(a)                 2,000,000         55,500,000
-----------------------------------------------------------------
                                                       58,217,000
-----------------------------------------------------------------

ISRAEL-0.30%

ECI Telecommunications Ltd.
  Designs (Computer
  Networking)(a)                     1,250,000         25,000,000
-----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)             225,000          9,421,875
-----------------------------------------------------------------
                                                       34,421,875
-----------------------------------------------------------------

ITALY-0.30%

Fila Holding S.p.A.-ADR
  (Retail/Stores)                      425,000         30,600,000
-----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)               1,074,000          2,214,550
-----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)               1,074,000          2,401,456
-----------------------------------------------------------------
                                                       35,216,006
-----------------------------------------------------------------

NETHERLANDS-0.54%

Baan Co. N.V. (Computer
  Software/Services)(a)                800,000         29,600,000
-----------------------------------------------------------------
Gucci Group NV-ADR (Textiles)          385,000         26,565,000
-----------------------------------------------------------------
Ver Ned Uitgever Bezit
  (Publishing)                         328,500          5,963,223
-----------------------------------------------------------------
                                                       62,128,223
-----------------------------------------------------------------

SWEDEN-0.54%

Telefonaktiebolaget LM
  Ericsson-ADR
  (Telecommunications)               2,250,000         62,156,250
-----------------------------------------------------------------

SWITZERLAND-0.05%

Ciba-Geigy AG (Chemicals)                5,000          6,159,018
-----------------------------------------------------------------

UNITED KINGDOM-0.77%

Burton Group PLC (Retail-Stores)     2,700,000          6,558,838
-----------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                1,937,500         76,773,438
-----------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                          390,000          5,608,154
-----------------------------------------------------------------
                                                       88,940,430
-----------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                                444,786,783
-----------------------------------------------------------------

                                   PRINCIPAL          MARKET
                                     AMOUNT           VALUE
CONVERTIBLE CORPORATE
  BONDS-0.07%

FINANCE (CONSUMER CREDIT)-0.07%

Cityscape Financial Corp., Conv.
  Sub. Deb.
  6.00%, 05/01/06
  (Acquired 08/06/96-08/29/96;
  Cost $10,090,613)(c)            $  7,815,000   $      8,252,260
-----------------------------------------------------------------
      Total Convertible Corporate Bonds                 8,252,260
-----------------------------------------------------------------

REPURCHASE AGREEMENTS-5.65%(d)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(e)                38,201,444         38,201,444
-----------------------------------------------------------------
SBC Capital Markets Inc.,
  5.55%, 11/01/96(f)               179,000,000        179,000,000
-----------------------------------------------------------------
Smith Barney Shearson Inc.,
  5.60%, 11/01/96(g)               173,000,000        173,000,000
-----------------------------------------------------------------
UBS Securities Inc., 5.60%,
  11/01/96(h)                      262,043,993        262,003,237
-----------------------------------------------------------------
      Total Repurchase Agreements                     652,204,681
-----------------------------------------------------------------

U.S. TREASURY SECURITIES-5.42%

U.S. TREASURY BILLS-5.42%(i)

5.18%, 12/26/96(j)                 208,115,000        206,624,896
-----------------------------------------------------------------
5.05%, 01/02/97(j)                 387,710,000        384,542,409
-----------------------------------------------------------------
4.53%, 02/06/97                     35,000,000         34,536,950
-----------------------------------------------------------------
      Total U.S. Treasury
         Securities                                   625,704,255
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.90%                           11,537,453,121
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.10%                                    11,087,841
-----------------------------------------------------------------
NET ASSETS-100.00%                               $ 11,548,540,962
=================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of October 31, 1996 was $358,443,781 which represented 3.10% of the Fund's net assets.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at October 31, 1996 was $8,252,260, which represents 0.07% of net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collaterized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collaterized by $691,506,000 U.S. Treasury obligations 0% to 9.125% due 11/30/96 to 10/31/01.
(g) Joint repurchase agreement entered into 10/31/96 with a maturing value of $200,031,111. Collaterized by $254,910,124 U.S. Treasury obligations, 0% to 9.50% due 11/15/96 to 09/01/34.
(h) Joint repurchase agreement entered into 10/31/96 with a maturing value of $300,046,667. Collaterized by $609,995,215 U.S. Government agency obligations 0% to 11.00% due 05/01/09 to 03/01/33.
(i) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(j) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 6.

Abbreviations:

ADR-American Depository Receipt
Conv.-Convertible
Deb.-Debentures
Sub.-Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $8,806,097,768)                         $11,537,453,121
---------------------------------------------------------
Foreign currencies, at market value
  (cost $26,216)                                   26,258
---------------------------------------------------------
Receivables for:
  Investments sold                             15,784,521
---------------------------------------------------------
  Capital stock sold                           46,649,903
---------------------------------------------------------
  Dividends and interest                        2,142,548
---------------------------------------------------------
  Variation margin                              6,284,875
---------------------------------------------------------
Investment for deferred compensation
  plan                                             63,878
---------------------------------------------------------
Other assets                                       58,196
---------------------------------------------------------
      Total assets                         11,608,463,300
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        30,867,907
---------------------------------------------------------
  Capital stock reacquired                     16,227,770
---------------------------------------------------------
  Deferred compensation                            63,878
---------------------------------------------------------
Accrued advisory fees                           6,018,167
---------------------------------------------------------
Accrued administrative services fees               19,531
---------------------------------------------------------
Accrued directors' fees                             4,297
---------------------------------------------------------
Accrued distribution fees                       2,890,747
---------------------------------------------------------
Accrued transfer agent fees                     2,020,918
---------------------------------------------------------
Accrued operating expenses                      1,809,123
---------------------------------------------------------
      Total liabilities                        59,922,338
---------------------------------------------------------
Net assets applicable to shares
  outstanding                             $11,548,540,962
=========================================================
NET ASSETS:
Class A                                   $11,255,506,428
=========================================================
Institutional Class                       $   293,034,534
=========================================================
CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:
Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 441,753,223
=========================================================
Institutional Class:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                  11,265,330
=========================================================
CLASS A:
  Net asset value and redemption price
    per share                             $         25.48
=========================================================
  Offering price per share:
    (Net asset value of $25.48 divided by
      94.50%)                             $         26.96
=========================================================
INSTITUTIONAL CLASS:
  Net asset value, offering and
    redemption price per share            $         26.01
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $366,503 foreign
  withholding tax)                         $   21,861,327
---------------------------------------------------------
Interest                                       60,273,163
---------------------------------------------------------
    Total investment income                    82,134,490
---------------------------------------------------------

EXPENSES:

Advisory fees                                  59,483,795
---------------------------------------------------------
Administrative service fees                       212,800
---------------------------------------------------------
Custodian fees                                    611,167
---------------------------------------------------------
Directors' fees                                    54,355
---------------------------------------------------------
Distribution fees-Class A                      27,788,170
---------------------------------------------------------
Transfer agent fees-Class A                    17,524,711
---------------------------------------------------------
Transfer agent fees-Institutional Class            16,972
---------------------------------------------------------
Other                                           3,499,379
---------------------------------------------------------
      Total expenses                          109,191,349
---------------------------------------------------------
Less: Fees waived by advisor                   (1,869,383)
---------------------------------------------------------
    Expenses paid indirectly                     (144,866)
---------------------------------------------------------
      Net expenses                            107,177,100
---------------------------------------------------------
Net investment income (loss)                  (25,042,610)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                       347,014,327
---------------------------------------------------------
  Foreign currencies                             (475,360)
---------------------------------------------------------
  Futures contracts                            47,580,962
---------------------------------------------------------
                                              394,119,929
---------------------------------------------------------
Unrealized appreciation of:
  Investment securities                       651,403,520
---------------------------------------------------------
  Foreign currencies                              146,156
---------------------------------------------------------
  Futures contracts                            21,195,970
---------------------------------------------------------
                                              672,745,646
---------------------------------------------------------
      Net gain on investment securities,
         foreign currencies and futures
         contracts                          1,066,865,575
---------------------------------------------------------
Net increase in net assets resulting
  from operations                          $1,041,822,965
---------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                             1996                1995
OPERATIONS:

  Net investment income (loss)                                                          $   (25,042,610)    $  (16,016,980)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                                                394,119,929        237,427,697
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies and futures contracts                                                672,745,646      1,307,034,097
--------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                               1,041,822,965      1,528,444,814
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                  (233,242,373)      (107,823,749)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                        (4,789,469)        (1,218,145)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                 3,470,281,071      1,878,176,040
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                       135,200,711         75,813,810
--------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                         4,409,272,905      3,373,392,770
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                                     7,139,268,057      3,765,875,287
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                                         $11,548,540,962     $7,139,268,057
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                                            $ 8,408,805,783     $4,828,771,443
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                   (124,538)           (54,010)
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign currencies
    and futures contracts                                                                   388,200,602        231,637,155
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies and futures
    contracts                                                                             2,751,659,115      2,078,913,469
--------------------------------------------------------------------------------------------------------------------------
                                                                                        $11,548,540,962     $7,139,268,057
==========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, $475,360 was reclassified from undistributed net realized gains to undistributed net investment income (loss) as a result of differing book/tax treatments on foreign currency transactions. In addition, $25,447,442 was reclassified from undistributed net investment income (loss) to paid-in capital as a result of a net operating tax loss. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
E. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntary waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1996, AIM waived fees of $1,869,383. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $212,800 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Class A shares. During the year ended October 31, 1996, AFS was paid $8,671,663 for such services. During the year ended October 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") with respect to the Institutional Class $16,972 for shareholder and transfer agency services.
  The Fund received reductions in transfer agency fees of $132,361 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $12,505 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of Fund's total expenses of $144,866 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted a Plan pursuant to Rule 12b-l under the 1940 Act (the "Plan"), with respect to the Class A shares, whereby the Fund pays AIM Distributors an annual rate of 0.30% of the Class A shares average daily net assets as compensation for services related to the sales and distribution of the Class A shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class A shares, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A shares. During the year ended October 31, 1996, the Class A shares paid AIM Distributors $27,788,170 as compensation under the Plan.
  AIM Distributors received commissions of $19,558,836 from Class A capital stock transactions during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996 the Fund paid legal fees of $21,521 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $83,000,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $7,936,731,509 and $5,239,321,023, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                  $3,001,882,643
-------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (273,922,974)
-------------------------------------------------------
Net unrealized appreciation of
  investment securities                  $2,727,959,669
=======================================================

Cost of investments for tax purposes is $8,809,493,452.

NOTE 6-FUTURES CONTRACT

On October 31, 1996, $25,487,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at October 31, 1996:

     (Contracts--$500 times index/delivery month/commitment)

                                          UNREALIZED
                                         APPRECIATION
S&P 500 Index/1,835 contracts/Dec.
  96/Buy                                 $ 20,302,845
=======================================================

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                               1996                             1995
                  ------------------------------   ------------------------------
                     SHARES          AMOUNT           SHARES          AMOUNT
                  ------------   ---------------   ------------   ---------------
Sold:
 Class A           282,903,859   $ 6,791,107,589    214,014,863   $ 4,411,919,689
---------------------------------------------------------------------------------
 Institutional
   Class             7,711,696       189,568,037      5,036,915       105,368,663
---------------------------------------------------------------------------------
Issued as
 reinvestment of
 dividends:
 Class A            10,007,849       218,670,843      6,006,043        99,940,399
---------------------------------------------------------------------------------
 Institutional
   Class               200,095         4,444,113         60,580         1,019,563
---------------------------------------------------------------------------------
Reacquired:
 Class A          (146,642,433)   (3,539,497,361)  (128,002,913)   (2,633,684,048)
---------------------------------------------------------------------------------
 Institutional
   Class            (2,422,264)      (58,811,439)    (1,476,157)      (30,574,416)
---------------------------------------------------------------------------------
                   151,758,802   $ 3,605,481,782     95,639,331   $ 1,953,989,850
=================================================================================

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the eight-year period ended October 31, 1996, the ten months ended October 31, 1988, and the year ended December 31, 1987.(a)

                                                                          OCTOBER 31,
                                  ---------------------------------------------------------------------------------------------
                                     1996               1995          1994           1993         1992        1991       1990
                                  -----------        ----------    ----------     ----------    --------    --------    -------
Net asset value, beginning of
  period                          $     23.69        $    18.31    $    17.04     $    13.25    $  11.72    $   6.59    $  9.40
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
Income from investment
  operations:
    Net investment income (loss)        (0.06)            (0.05)        (0.02)         (0.04)      (0.04)      (0.03)     (0.03)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
    Net gains (losses) on
      securities (both realized
      and unrealized)                    2.60              5.95          1.29           3.83        1.76        5.16      (1.23)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
        Total from investment
          operations                     2.54              5.90          1.27           3.79        1.72        5.13      (1.26)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
Less distributions:
    Dividends from net
      investment income                    --                --            --             --          --          --      (0.01)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
    Distributions from capital
      gains                             (0.75)            (0.52)           --             --       (0.19)         --      (1.54)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
        Total distributions             (0.75)            (0.52)           --             --       (0.19)         --      (1.55)
--------------------------------  -----------        ----------    ----------     ----------    --------    --------    -------
Net asset value, end of period    $     25.48        $    23.69    $    18.31     $    17.04    $  13.25    $  11.72    $  6.59
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Total return(c)                         11.26%            33.43%         7.45%         28.60%      14.82%      77.85%    (16.17)%
================================  ===========        ==========    ==========     ==========    ========    ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s
  omitted)                        $11,255,506        $7,000,350    $3,726,029     $2,756,497    $966,472    $342,835    $83,304
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Ratio of expenses to average net
  assets(d)                              1.14%(e)(f)       1.16%         1.20%          1.22%       1.21%       1.35%      1.37%
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Ratio of net investment income
  (loss) to average net
  assets(g)                             (0.27)%(e)        (0.32)%       (0.15)%        (0.31)%     (0.42)%     (0.41)%    (0.44)%
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Portfolio turnover rate                    58%               45%           79%            70%         62%        109%       192%
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Average broker commission
  rate(i)                         $    0.0596               N/A           N/A            N/A         N/A         N/A        N/A
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)             --                --            --             --          --          --         --
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Average amount of debt
  outstanding during the period
  (000s omitted)(j)                        --                --            --             --          --          --    $ 2,344
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Average amount of shares
  outstanding during the period
  (000s omitted)(j)                   381,030           244,731       182,897        124,101      55,902      21,205     11,397
================================  ===========        ==========    ==========     ==========    ========    ========    =======
Average amount of debt per share
  during the period                        --                --            --             --          --          --    $  0.21
================================  ===========        ==========    ==========     ==========    ========    ========    =======


                                                       DECEMBER 31,
                                   1989      1988(b)       1987
                                  -------    -------   ------------
Net asset value, beginning of
  period                          $  7.34    $  6.35     $  10.58
--------------------------------  -------    -------     --------
Income from investment
  operations:
    Net investment income (loss)     0.01      (0.03)       (0.05)
--------------------------------  -------    -------     --------
    Net gains (losses) on
      securities (both realized
      and unrealized)                2.46       1.02         0.36
--------------------------------  -------    -------     --------
        Total from investment
          operations                 2.47       0.99         0.31
--------------------------------  -------    -------     --------
Less distributions:
    Dividends from net
      investment income                --         --           --
--------------------------------  -------    -------     --------
    Distributions from capital
      gains                         (0.41)        --        (4.54)
--------------------------------  -------    -------     --------
        Total distributions         (0.41)        --        (4.54)
--------------------------------  -------    -------     --------
Net asset value, end of period    $  9.40    $  7.34     $   6.35
================================  =======    =======     ========
Total return(c)                     35.50%     15.59%        2.85%
================================  =======    =======     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s
  omitted)                        $74,731    $78,272     $ 71,418
================================  =======    =======     ========
Ratio of expenses to average net
  assets(d)                          1.36%      1.30%(h)     1.11%
================================  =======    =======     ========
Ratio of net investment income
  (loss) to average net
  assets(g)                          0.07%     (0.57)       (0.41)%
================================  =======    =======     ========
Portfolio turnover rate               149%       131%         135%
================================  =======    =======     ========
Average broker commission
  rate(i)                             N/A        N/A          N/A
================================  =======    =======     ========
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)    $ 9,610    $ 5,266     $    109
================================  =======    =======     ========
Average amount of debt
  outstanding during the period
  (000s omitted)(j)               $ 2,609    $ 2,148     $  2,366
================================  =======    =======     ========
Average amount of shares
  outstanding during the period
  (000s omitted)(j)                10,050     10,845        9,668
================================  =======    =======     ========
Average amount of debt per share
  during the period               $  0.26    $  0.20     $   0.24
================================  =======    =======     ========
(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on June 19,
    1987.
(b) The Fund changed investment advisors on September 30, 1988.
(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(d) Ratios of expenses prior to waiver of advisory fees are 1.16%, 1.18% and 1.21% for the years 1996-1994, respectively.
(e) Ratios are based on average net assets of $9,262,723,318.
(f) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(g) Ratios of net investment income (loss) prior to waiver of advisory fees are (0.29)%, (0.34)% and (0.16)% for the years
    1996-1994, respectively.
(h) Annualized.
(i) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.
(j) Averages computed on a daily basis.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the ten month period ended October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the ten month period ended October 31, 1993, in conformity with generally accepted accounting principles.


                                                      /s/ KPMG PEAT MARWICK LLP
                                                      KPMG Peat Marwick LLP

Houston, Texas
December 6, 1996

SCHEDULE OF INVESTMENTS

October 31, 1996

                                    PRINCIPAL         MARKET
                                      AMOUNT           VALUE
CONVERTIBLE BONDS-0.53%

BUILDING MATERIALS-0.09%

Eagle Hardware & Garden, Inc.,
  Conv. Sub. Deb.,
  6.25%, 03/15/01                  $  1,665,000   $     2,697,300
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.44%

Cityscape Financial Corp.,
  Conv. Sub. Deb.,
  6.00%, 05/01/06(a)
  (Acquired 08/06/96; Cost
  $1,326,624)                           960,000         1,013,713
-----------------------------------------------------------------
RAC Financial Group, Inc.,
  Conv. Sub. Notes,
  7.25%, 08/15/03(a)
  (Acquired 09/06/96-09/30/96;
  Cost $7,894,726)                    6,160,000        10,964,800
-----------------------------------------------------------------
                                                       11,978,513
-----------------------------------------------------------------
         Total Convertible Bonds                       14,675,813
-----------------------------------------------------------------

                                      SHARES
COMMON STOCKS-92.35%

ADVERTISING/BROADCASTING-2.58%

American Radio Systems Corp.(b)         150,000         4,575,000
-----------------------------------------------------------------
Chancellor Corp.-Class A(b)             250,000         8,062,500
-----------------------------------------------------------------
Clear Channel Communications,
  Inc.(b)                               200,000        14,600,000
-----------------------------------------------------------------
Evergreen Media Corp.-Class A(b)        250,000         6,750,000
-----------------------------------------------------------------
Heftel Broadcasting Corp.(b)            275,000         9,968,750
-----------------------------------------------------------------
Heritage Media Corp.(b)                 300,000         4,575,000
-----------------------------------------------------------------
Jacor Communications, Inc.(b)           400,000        11,200,000
-----------------------------------------------------------------
Meredith Corp.                          100,000         5,025,000
-----------------------------------------------------------------
Paxson Communications Corp.(b)          335,000         2,973,125
-----------------------------------------------------------------
SFX Broadcasting, Inc.-Class A(b)        75,000         3,225,000
-----------------------------------------------------------------
                                                       70,954,375
-----------------------------------------------------------------

AEROSPACE/DEFENSE-0.28%

BE Aerospace, Inc.(b)                   355,000         7,721,250
-----------------------------------------------------------------

AUTOMOBILE/TRUCKS PARTS &
  TIRES-0.21%

Borg-Warner Automotive, Inc.            150,000         5,756,250
-----------------------------------------------------------------

BANKING-0.22%

Cole Taylor Financial Group, Inc.       200,000         6,012,500
-----------------------------------------------------------------

BUILDING MATERIALS-0.10%

Danaher Corp.                            70,000         2,861,250
-----------------------------------------------------------------

BUSINESS SERVICES-2.88%

APAC Teleservices, Inc.(b)              100,000         4,612,500
-----------------------------------------------------------------
Cambridge Technology Partners,
  Inc.(b)                               225,000         7,425,000
-----------------------------------------------------------------
Career Horizons, Inc.(b)                200,000         8,125,000
-----------------------------------------------------------------
Claremont Technology Group,
  Inc.(b)                               101,300         3,089,650
-----------------------------------------------------------------
Data Processing Resources
  Corp.(b)                               86,500         1,740,812
-----------------------------------------------------------------
IntelliQuest Information Group,
  Inc.(b)(c)                            375,000         8,250,000
-----------------------------------------------------------------
Leasing Solutions, Inc.(b)              146,600         4,617,900
-----------------------------------------------------------------
Pharmaceutical Product
  Development, Inc.(b)                  377,700         7,223,512
-----------------------------------------------------------------
RemedyTemp, Inc.-Class A(b)             165,000         3,300,000
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
BUSINESS SERVICES-(CONTINUED)

Robert Half International,
  Inc.(b)                               300,000   $    12,037,500
-----------------------------------------------------------------
Romac International, Inc.(b)            200,000         5,750,000
-----------------------------------------------------------------
RTW, Inc.(b)                            275,000         4,262,500
-----------------------------------------------------------------
Sterling Healthcare Group(b)            100,000         1,762,500
-----------------------------------------------------------------
Superior Consultant Holdings
  Corp.(b)                               60,000         1,470,000
-----------------------------------------------------------------
Vincam Group, Inc. (The)(b)             100,000         3,175,000
-----------------------------------------------------------------
Whittman-Hart, Inc.(b)                   50,000         2,375,000
-----------------------------------------------------------------
                                                       79,216,874
-----------------------------------------------------------------

CHEMICALS-0.18%

Agrium, Inc. (Canada)                   363,800         4,865,825
-----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.58%

Airgas, Inc.(b)                         711,000        16,086,375
-----------------------------------------------------------------

COMPUTER MINI/PCS-0.49%

Rational Software Corp.(b)              350,000        13,431,250
-----------------------------------------------------------------

COMPUTER NETWORKING-4.45%

ACT Networks, Inc.(b)                   376,200        12,884,850
-----------------------------------------------------------------
Ascend Communications, Inc.(b)          337,200        22,044,450
-----------------------------------------------------------------
Auspex Systems, Inc.(b)                 300,000         3,075,000
-----------------------------------------------------------------
Cascade Communications Corp.(b)         480,000        34,860,000
-----------------------------------------------------------------
Coherent Communications Systems
  Corp.(b)                              267,200         5,177,000
-----------------------------------------------------------------
Digital Systems International,
  Inc.(b)                                40,500           551,812
-----------------------------------------------------------------
DSP Communications, Inc.(b)             125,000         4,750,000
-----------------------------------------------------------------
FORE Systems, Inc.(b)                   408,800        16,249,800
-----------------------------------------------------------------
Ortel Corp.(b)                          100,000         2,075,000
-----------------------------------------------------------------
Shiva Corp.(b)                          100,000         4,100,000
-----------------------------------------------------------------
Sync Research, Inc.(b)                  200,000         2,650,000
-----------------------------------------------------------------
VideoServer, Inc.(b)                    200,000         9,475,000
-----------------------------------------------------------------
Xircom, Inc.(b)                         217,000         4,394,250
-----------------------------------------------------------------
                                                      122,287,162
-----------------------------------------------------------------

COMPUTER PERIPHERALS-0.97%

American Power Conversion
  Corp.(b)                              140,800         3,009,600
-----------------------------------------------------------------
MicroTouch Systems, Inc.(b)             200,000         3,625,000
-----------------------------------------------------------------
U.S. Robotics Corp.(b)                  319,600        20,094,850
-----------------------------------------------------------------
                                                       26,729,450
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-14.97%

Affiliated Computer Services,
  Inc.(b)                               300,000        16,500,000
-----------------------------------------------------------------
Amisys Managed Care Systems(b)          215,000         3,278,750
-----------------------------------------------------------------
Analysts International Corp.            200,000         5,000,000
-----------------------------------------------------------------
ANSYS, Inc.(b)                          318,500         3,901,625
-----------------------------------------------------------------
Applied Microsystems Corp.(b)(c)        200,000         2,175,000
-----------------------------------------------------------------
Applix, Inc.(b)                         198,500         4,813,625
-----------------------------------------------------------------
Avant! Corp.(b)                         150,684         4,558,191
-----------------------------------------------------------------
BDM International Inc.(b)                14,700           738,675
-----------------------------------------------------------------
Bell & Howell Co.(b)                    250,000         6,687,500
-----------------------------------------------------------------
BISYS Group, Inc. (The)(b)              150,000         5,587,500
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

CBT Group PLC-ADR(b) (Ireland)          153,900   $     8,464,500
-----------------------------------------------------------------
Cellular Technical Services
  Co.(b)                                350,000         5,643,750
-----------------------------------------------------------------
CFI Proservices, Inc.(b)(c)             165,000         3,217,500
-----------------------------------------------------------------
Citrix Systems, Inc.(b)                 200,000        11,050,000
-----------------------------------------------------------------
Clarify, Inc.(b)                         10,400           501,800
-----------------------------------------------------------------
Computer Data Systems, Inc.               6,700           180,900
-----------------------------------------------------------------
Computer Task Group, Inc.               100,000         3,775,000
-----------------------------------------------------------------
Cooper & Chyan Technology,
  Inc.(b)                               450,000        13,781,250
-----------------------------------------------------------------
CSG Systems International,
  Inc.(b)                               185,200         3,102,100
-----------------------------------------------------------------
CyberMedia, Inc.(b)                      17,600           391,600
-----------------------------------------------------------------
Dendrite International, Inc.(b)         250,000         6,656,250
-----------------------------------------------------------------
Documentum, Inc.(b)                     100,000         3,725,000
-----------------------------------------------------------------
Engineering Animation, Inc.(b)(c)       310,100         7,597,450
-----------------------------------------------------------------
Forte Software, Inc.(b)                 100,000         3,775,000
-----------------------------------------------------------------
GT Interactive Software Corp.(b)        143,900         2,752,087
-----------------------------------------------------------------
HBO & Co.                               200,000        12,025,000
-----------------------------------------------------------------
HPR, Inc.(b)                            500,000         7,000,000
-----------------------------------------------------------------
IDX Systems Corp.(b)                     65,600         1,935,200
-----------------------------------------------------------------
Indus Group, Inc.(b)                    250,000         5,062,500
-----------------------------------------------------------------
Integrated Systems, Inc.(b)             390,000        10,530,000
-----------------------------------------------------------------
Jack Henry & Associates                 195,000         7,873,125
-----------------------------------------------------------------
JDA Software Group, Inc.(b)             100,000         3,437,500
-----------------------------------------------------------------
McAfee Associates, Inc.(b)              250,000        11,375,000
-----------------------------------------------------------------
Medic Computer Systems, Inc.(b)         350,000         9,887,500
-----------------------------------------------------------------
National Data Corp.                     200,000         8,225,000
-----------------------------------------------------------------
Network General Corp.(b)                600,000        14,475,000
-----------------------------------------------------------------
OpenVision Technologies, Inc.(b)        300,000         3,225,000
-----------------------------------------------------------------
Optika Imaging Systems, Inc.(b)          70,000           472,500
-----------------------------------------------------------------
OrCAD, Inc.(b)(c)                       320,000         3,280,000
-----------------------------------------------------------------
Par Technology Corp.(b)                 350,000         4,812,500
-----------------------------------------------------------------
Peerless Systems Corp.(b)               200,000         2,125,000
-----------------------------------------------------------------
PeopleSoft, Inc.(b)                     100,000         8,975,000
-----------------------------------------------------------------
Physician Computer Network,
  Inc.(b)                               600,000         5,362,500
-----------------------------------------------------------------
Pure Atria Corp.(b)                     595,307        16,222,116
-----------------------------------------------------------------
Radius, Inc.(b)                             151               208
-----------------------------------------------------------------
Renaissance Solutions, Inc.(b)          250,000        10,062,500
-----------------------------------------------------------------
S3 Inc.(b)                              500,000         9,437,500
-----------------------------------------------------------------
Sapient Corp.(b)                         20,100           929,625
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR
  (Ireland)(b)                          300,000        12,937,500
-----------------------------------------------------------------
Scopus Technology, Inc.(b)               56,200         2,163,700
-----------------------------------------------------------------
Segue Software, Inc.(b)(c)              100,000         1,337,500
-----------------------------------------------------------------
SQA, Inc.(b)                            180,400         4,938,450
-----------------------------------------------------------------
Sterling Commerce, Inc.(b)              159,260         4,479,187
-----------------------------------------------------------------
Sterling Software, Inc.(b)              100,000         3,250,000
-----------------------------------------------------------------
SunGard Data Systems Inc.(b)            300,000        12,825,000
-----------------------------------------------------------------
Sykes Enterprises, Inc.(b)               60,900         2,831,850
-----------------------------------------------------------------
Synopsys, Inc.(b)                         6,700           301,500
-----------------------------------------------------------------
Systemsoft Corp.(b)                     200,000         5,650,000
-----------------------------------------------------------------
Technology Solutions Co.(b)             337,500        13,120,312
-----------------------------------------------------------------
Transition Systems, Inc.(b)              19,600           186,200
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Unify Corp.(b)(c)                       500,000   $     4,687,500
-----------------------------------------------------------------
Vanstar Corp.(b)                        300,000         7,125,000
-----------------------------------------------------------------
Veritas Software Corp.(b)               360,000        18,180,000
-----------------------------------------------------------------
Viasoft, Inc.(b)                        175,000         8,618,750
-----------------------------------------------------------------
Visio Corp.(b)                          150,000         6,918,750
-----------------------------------------------------------------
Wind River Systems(b)                   250,000        10,625,000
-----------------------------------------------------------------
Xylan Corp.(b)                          175,000         7,000,000
-----------------------------------------------------------------
                                                      411,761,526
-----------------------------------------------------------------

CONSUMER NON-DURABLES-0.59%

Central Garden and Pet Co.(b)           275,000         6,496,875
-----------------------------------------------------------------
Herbalife International, Inc.           152,000         3,021,000
-----------------------------------------------------------------
USA Detergents, Inc.(b)                 200,000         6,600,000
-----------------------------------------------------------------
                                                       16,117,875
-----------------------------------------------------------------

CONTAINERS-0.03%

Apogee Enterprises, Inc.                 25,000           962,500
-----------------------------------------------------------------

COSMETICS & TOILETRIES-0.69%

Helen of Troy Ltd.(b)                   346,200         6,318,150
-----------------------------------------------------------------
Nature's Sunshine Products, Inc.        250,000         5,531,250
-----------------------------------------------------------------
NBTY, Inc.(b)                           450,000         7,031,250
-----------------------------------------------------------------
                                                       18,880,650
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-2.90%

AMETEK, Inc.                            200,000         3,975,000
-----------------------------------------------------------------
BMC Industries, Inc.                    500,000        14,812,500
-----------------------------------------------------------------
Checkpoint Systems, Inc.(b)             100,000         2,237,500
-----------------------------------------------------------------
Harman International Industries,
  Inc.                                  126,000         6,473,250
-----------------------------------------------------------------
Methode Electronics, Inc.-Class A       187,500         3,656,250
-----------------------------------------------------------------
Perceptron, Inc.(b)                     300,000         7,425,000
-----------------------------------------------------------------
Sawtek Inc.(b)                           81,900         2,477,475
-----------------------------------------------------------------
SCI Systems, Inc.(b)                    125,000         6,218,750
-----------------------------------------------------------------
Sipex Corp.(b)(c)                       480,000        12,660,000
-----------------------------------------------------------------
Symbol Technologies, Inc.(b)            200,000         8,975,000
-----------------------------------------------------------------
Technitrol, Inc.                          6,700           221,937
-----------------------------------------------------------------
ThermoQuest Corp.(b)                    200,000         2,625,000
-----------------------------------------------------------------
Ultrak, Inc.(b)                         300,000         7,912,500
-----------------------------------------------------------------
                                                       79,670,162
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.20%

Imperial Credit Industries,
  Inc.(b)                               300,000         5,437,500
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-3.90%

Aames Financial Corp.                   185,000         8,255,625
-----------------------------------------------------------------
AmeriCredit Corp.(b)                    100,000         1,900,000
-----------------------------------------------------------------
Amresco, Inc.(b)                        330,000         6,971,250
-----------------------------------------------------------------
Cityscape Financial Corp.(b)             90,700         2,335,525
-----------------------------------------------------------------
CMAC Investment Corp.                   150,000        10,368,750
-----------------------------------------------------------------
Concord EFS, Inc.(b)                    500,000        14,500,000
-----------------------------------------------------------------
Consumer Portfolio Services,
  Inc.(b)                               105,000         1,286,250
-----------------------------------------------------------------
Credit Acceptance Corp.(b)              282,400         7,624,800
-----------------------------------------------------------------
First Alliance Corp.(b)                 110,000         2,997,500
-----------------------------------------------------------------
IMC Mortgage Co.(b)                     100,000         3,750,000
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
FINANCE (CONSUMER
  CREDIT)-(CONTINUED)

Metris Companies Inc.(b)                 50,000   $     1,187,500
-----------------------------------------------------------------
Money Store, Inc. (The)                 716,600        18,452,450
-----------------------------------------------------------------
Olympic Financial Ltd.(b)               486,200         7,718,425
-----------------------------------------------------------------
PMT Services, Inc.(b)                   235,600         4,712,000
-----------------------------------------------------------------
RAC Financial Group, Inc.(b)            161,000         9,660,000
-----------------------------------------------------------------
Southern Pacific Funding Corp.(b)       147,800         4,655,700
-----------------------------------------------------------------
WFS Financial, Inc.(b)                   44,550           935,550
-----------------------------------------------------------------
                                                      107,311,325
-----------------------------------------------------------------

FINANCE (LEASING COMPANIES)-0.09%

Oxford Resources Corp.-Class A(b)       100,000         2,550,000
-----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.50%

Bay View Capital Corp.                  200,000         7,900,000
-----------------------------------------------------------------
TCF Financial Corp.                     150,000         5,812,500
-----------------------------------------------------------------
                                                       13,712,500
-----------------------------------------------------------------

FOOD/PROCESSING-0.63%

Delta & Pine Land Co.                   150,000         5,400,000
-----------------------------------------------------------------
Richfood Holdings, Inc.                 489,700        11,814,012
-----------------------------------------------------------------
                                                       17,214,012
-----------------------------------------------------------------

FUNERAL SERVICES-0.78%

Equity Corporation
  International(b)                      369,900         8,507,700
-----------------------------------------------------------------
Stewart Enterprises, Inc.-Class A       375,000        12,843,750
-----------------------------------------------------------------
                                                       21,351,450
-----------------------------------------------------------------

FURNITURE-0.30%

Ethan Allen Interiors, Inc.             234,400         8,379,800
-----------------------------------------------------------------

GAMING-0.21%

Primadonna Resorts, Inc.(b)             350,000         5,643,750
-----------------------------------------------------------------

HOMEBUILDING-0.32%

American Homestar Corp.(b)              150,000         3,187,500
-----------------------------------------------------------------
Coachmen Industries, Inc.               200,000         5,600,000
-----------------------------------------------------------------
                                                        8,787,500
-----------------------------------------------------------------

HOTELS/MOTELS-0.37%

Prime Hospitality Corp.(b)              450,000         6,862,500
-----------------------------------------------------------------
Suburban Lodges of America,
  Inc.(b)                                80,000         1,670,000
-----------------------------------------------------------------
Wyndham Hotel Corp.(b)                   83,300         1,582,700
-----------------------------------------------------------------
                                                       10,115,200
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.79%

Compdent Corp.(b)                       200,000         6,875,000
-----------------------------------------------------------------
CRA Managed Care, Inc.(b)               100,000         5,075,000
-----------------------------------------------------------------
First Commonwealth, Inc.(b)             162,500         3,412,500
-----------------------------------------------------------------
United Companies Financial Corp.        210,000         6,273,750
-----------------------------------------------------------------
                                                       21,636,250
-----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-0.70%

CapMAC Holdings, Inc.                   250,000         8,343,750
-----------------------------------------------------------------
HCC Insurance Holdings, Inc.            250,000         6,375,000
-----------------------------------------------------------------
Vesta Insurance Group, Inc.             178,500         4,574,063
-----------------------------------------------------------------
                                                       19,292,813
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
LEISURE & RECREATION-1.17%

Cannondale Corp.(b)(c)                  400,000   $     7,700,000
-----------------------------------------------------------------
Lewis Galoob Toys, Inc.(b)              200,000         5,375,000
-----------------------------------------------------------------
Penske Motorsports, Inc.(b)             100,000         3,425,000
-----------------------------------------------------------------
Platinum Entertainment, Inc.(b)         200,000         2,050,000
-----------------------------------------------------------------
West Marine, Inc.(b)                    250,000         8,812,500
-----------------------------------------------------------------
WMS Industries, Inc.(b)                 200,000         4,900,000
-----------------------------------------------------------------
                                                       32,262,500
-----------------------------------------------------------------

MACHINE TOOLS-0.17%

Precision Castparts Corp.               100,000         4,675,000
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.08%

Greenwich Air Services,
  Inc.-Class B(b)                       125,000         2,109,375
-----------------------------------------------------------------

MEDICAL (DRUGS)-2.15%

Arbor Drugs, Inc.                       200,000         4,525,000
-----------------------------------------------------------------
Biovail Corp. International(b)
  (Canada)                              250,000         7,312,500
-----------------------------------------------------------------
Cardinal Health, Inc.                   225,000        17,662,500
-----------------------------------------------------------------
Curative Technologies, Inc.(b)          200,000         4,550,000
-----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(b)           200,000         6,900,000
-----------------------------------------------------------------
Express Scripts, Inc.-Class A(b)        200,000         5,825,000
-----------------------------------------------------------------
Medicis Pharmaceutical Corp.(b)         150,000         7,537,500
-----------------------------------------------------------------
Parexel International Corp.(b)          100,000         4,900,000
-----------------------------------------------------------------
                                                       59,212,500
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-10.87%

ABR Information Services, Inc.(b)       150,000        10,387,500
-----------------------------------------------------------------
American HomePatient, Inc.(b)           337,350         8,012,062
-----------------------------------------------------------------
American Medical Response,
  Inc.(b)                               250,000         7,500,000
-----------------------------------------------------------------
American Oncology Resources,
  Inc.(b)                                71,900           575,200
-----------------------------------------------------------------
Apria Healthcare Group, Inc.(b)         250,000         4,781,250
-----------------------------------------------------------------
Arbor Health Care Co.(b)(c)             450,000         9,843,750
-----------------------------------------------------------------
Atria Communities, Inc.(b)              250,000         3,156,250
-----------------------------------------------------------------
ClinTrials Research Inc.(b)              62,500         2,320,313
-----------------------------------------------------------------
EmCare Holdings, Inc.(b)                300,000         7,500,000
-----------------------------------------------------------------
Enterprise Systems, Inc.(b)             125,000         2,015,625
-----------------------------------------------------------------
Envoy Corp.(b)                          350,000        12,862,500
-----------------------------------------------------------------
FPA Medical Management, Inc.(b)         200,000         3,725,000
-----------------------------------------------------------------
Genesis Health Ventures, Inc.(b)        250,000         5,718,750
-----------------------------------------------------------------
Health Care and Retirement
  Corp.(b)                              525,000        12,928,125
-----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(b)                       737,662        16,228,564
-----------------------------------------------------------------
HEALTHSOUTH Corp. (b)                   675,530        25,332,375
-----------------------------------------------------------------
Hologic, Inc.(b)                        183,000         4,163,250
-----------------------------------------------------------------
Lincare Holdings, Inc.(b)               200,000         7,500,000
-----------------------------------------------------------------
MedPartners, Inc.(b)                    150,000         3,168,750
-----------------------------------------------------------------
Multicare Co., Inc.(b)                  375,000         6,750,000
-----------------------------------------------------------------
Myriad Genetics, Inc.(b)                100,000         2,475,000
-----------------------------------------------------------------
NCS HealthCare, Inc.-Class
  A(b)(c)                               200,000         6,075,000
-----------------------------------------------------------------
OccuSystems, Inc.(b)                    287,200         7,862,100
-----------------------------------------------------------------
OrNda HealthCorp.(b)                    400,000        10,900,000
-----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(b)                               625,000         8,984,375
-----------------------------------------------------------------
Oxford Health Plans, Inc.(b)            300,000        13,650,000
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
MEDICAL (PATIENT SERVICES)-(CONTINUED)

Pediatrix Medical Group, Inc.(b)        220,000   $     8,662,500
-----------------------------------------------------------------
PhyCor, Inc.(b)                         187,500         5,812,500
-----------------------------------------------------------------
Physicians Resource Group,
  Inc.(b)                               303,200         8,186,400
-----------------------------------------------------------------
Quorum Health Group, Inc.(b)            300,000         8,100,000
-----------------------------------------------------------------
Renal Care Group, Inc.(b)               200,000         7,400,000
-----------------------------------------------------------------
Renal Treatment Centers, Inc.(b)        200,000         5,350,000
-----------------------------------------------------------------
RoTech Medical Corp.(b)                 650,000        10,400,000
-----------------------------------------------------------------
Sunrise Assisted Living, Inc.(b)         94,800         2,180,400
-----------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(b)                               150,000         5,850,000
-----------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(b)                       400,000        10,000,000
-----------------------------------------------------------------
UroCor, Inc.(b)                         142,800         1,677,900
-----------------------------------------------------------------
Vencor, Inc.(b)                         400,000        11,850,000
-----------------------------------------------------------------
Veterinary Centers of America,
  Inc.(b)                               500,000         9,187,500
-----------------------------------------------------------------
                                                      299,072,939
-----------------------------------------------------------------

MEDICAL
  INSTRUMENTS/PRODUCTS-4.35%

Advanced Technology Laboratories,
  Inc.(b)                               150,000         4,575,000
-----------------------------------------------------------------
Boston Scientific Corp.(b)               47,115         2,561,878
-----------------------------------------------------------------
Capstone Pharmacy Services,
  Inc.(b)                               350,000         4,090,625
-----------------------------------------------------------------
CardioThoracic Systems, Inc.(b)         125,000         2,375,000
-----------------------------------------------------------------
Dentsply International, Inc.            300,000        12,637,500
-----------------------------------------------------------------
ESC Medical Systems Ltd.(b)
  (Israel)                               47,850         1,321,856
-----------------------------------------------------------------
General Surgical Innovations,
  Inc.(b)                               301,900         2,188,775
-----------------------------------------------------------------
Gulf South Medical Supply,
  Inc.(b)                               317,200         6,978,400
-----------------------------------------------------------------
Henry Schein, Inc.(b)                   200,000         7,950,000
-----------------------------------------------------------------
IRIDEX Corp.(b)(c)                      150,000         1,200,000
-----------------------------------------------------------------
Lunar Corp.(b)                          100,000         3,112,500
-----------------------------------------------------------------
Mentor Corp.                            200,000         4,425,000
-----------------------------------------------------------------
MiniMed, Inc.(b)                        150,000         3,937,500
-----------------------------------------------------------------
National Dentex Corp.(b)(c)             185,000         3,491,875
-----------------------------------------------------------------
Omnicare, Inc.                          400,000        10,900,000
-----------------------------------------------------------------
Patterson Dental Co.(b)                 400,000        11,200,000
-----------------------------------------------------------------
Physician Sales & Service,
  Inc.(b)                               200,000         4,250,000
-----------------------------------------------------------------
ResMed, Inc.(b)                         275,000         4,606,250
-----------------------------------------------------------------
Suburban Ostomy Supply Co.,
  Inc.(b)(c)                            556,900         6,787,219
-----------------------------------------------------------------
Sybron International Corp.(b)           600,000        17,475,000
-----------------------------------------------------------------
Target Therapeutics, Inc.(b)            100,000         3,700,000
-----------------------------------------------------------------
                                                      119,764,378
-----------------------------------------------------------------

METALS-0.39%

Oregon Metallurgical Corp.(b)           150,000         4,725,000
-----------------------------------------------------------------
Rental Service Corp.(b)                 103,600         2,382,800
-----------------------------------------------------------------
Shaw Group, Inc.(b)                     150,000         3,693,750
-----------------------------------------------------------------
                                                       10,801,550
-----------------------------------------------------------------

OFFICE AUTOMATION-0.34%

Danka Business Systems PLC-ADR
  (United Kingdom)                      237,900         9,426,788
-----------------------------------------------------------------

OFFICE PRODUCTS-0.55%

Daisytek International
  Corp.(b)(c)                           394,700        15,097,275
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-0.75%

Benton Oil & Gas Co.(b)                 325,000   $     7,962,500
-----------------------------------------------------------------
Devon Energy Corp.                      300,000        10,462,500
-----------------------------------------------------------------
Forasol-Foramer N.V.(b) (France)        125,000         2,156,250
-----------------------------------------------------------------
                                                       20,581,250
-----------------------------------------------------------------

OIL & GAS (SERVICES)-1.15%

Camco International, Inc.               225,000         8,718,750
-----------------------------------------------------------------
Energy Ventures, Inc.(b)                261,000        11,484,000
-----------------------------------------------------------------
SEACOR Holdings Inc.(b)                 100,000         5,400,000
-----------------------------------------------------------------
Veritas DGC, Inc.(b)                    300,000         6,150,000
-----------------------------------------------------------------
                                                       31,752,750
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.41%

Marine Drilling Co., Inc.(b)            458,300         6,358,913
-----------------------------------------------------------------
Varco International, Inc.(b)            250,000         4,937,500
-----------------------------------------------------------------
                                                       11,296,413
-----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.14%

Schweitzer-Mauduit International,
  Inc.                                  125,000         3,843,750
-----------------------------------------------------------------

POLLUTION CONTROL-2.19%

ATC Environmental, Inc.(b)              300,000         3,262,500
-----------------------------------------------------------------
GTS Duratek, Inc.(b)                    150,000         1,743,750
-----------------------------------------------------------------
United Waste Systems, Inc.(b)           398,700        13,705,313
-----------------------------------------------------------------
US Filter Corp.(b)                      450,000        15,525,000
-----------------------------------------------------------------
USA Waste Services, Inc.(b)             810,000        25,920,000
-----------------------------------------------------------------
                                                       60,156,563
-----------------------------------------------------------------

PUBLISHING-0.53%

Gartner Group, Inc.(b)                  253,600         7,798,200
-----------------------------------------------------------------
World Color Press, Inc.(b)              300,000         6,712,500
-----------------------------------------------------------------
                                                       14,510,700
-----------------------------------------------------------------

RESTAURANTS-1.97%

Apple South, Inc.                       499,962         5,874,554
-----------------------------------------------------------------
Foodmaker, Inc.(b)                      600,000         5,850,000
-----------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(b)                               275,000         5,637,500
-----------------------------------------------------------------
Lone Star Steakhouse & Saloon,
  Inc.(b)                               175,000         4,484,375
-----------------------------------------------------------------
Papa John's International,
  Inc.(b)                               150,000         7,462,500
-----------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A(b)                       200,000         4,150,000
-----------------------------------------------------------------
Showbiz Pizza Time, Inc.(b)             274,600         5,080,100
-----------------------------------------------------------------
Sonic Corp.(b)                          400,000         9,100,000
-----------------------------------------------------------------
Starbucks Corp.(b)                      200,000         6,500,000
-----------------------------------------------------------------
                                                       54,139,029
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.26%

Quality Food Centers, Inc.(b)           200,000         7,300,000
-----------------------------------------------------------------

RETAIL (STORES)-11.45%

Barnett, Inc.(b)                         82,200         1,941,975
-----------------------------------------------------------------
Bed Bath & Beyond, Inc.(b)              200,000         5,050,000
-----------------------------------------------------------------
Blyth Industries, Inc.(b)               329,700        12,817,088
-----------------------------------------------------------------
Buckle, Inc. (The)(b)                   170,000         4,335,000
-----------------------------------------------------------------
CDW Computer Centers, Inc.(b)           150,000         9,440,625
-----------------------------------------------------------------
Claire's Stores, Inc.                   250,000         4,250,000
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
RETAIL (STORES)-(CONTINUED)

Compucom Systems, Inc.(b)               800,000   $     7,800,000
-----------------------------------------------------------------
CompUSA, Inc.(b)                        250,000        11,562,500
-----------------------------------------------------------------
Corporate Express, Inc.(b)              200,000         6,525,000
-----------------------------------------------------------------
Dollar Tree Stores, Inc.(b)             175,000         6,606,250
-----------------------------------------------------------------
Duty Free International, Inc.           400,000         6,400,000
-----------------------------------------------------------------
Eagle Hardware & Garden, Inc.(b)        300,000         8,587,500
-----------------------------------------------------------------
Fila Holding S.p.A.-ADR (Italy)         115,000         8,280,000
-----------------------------------------------------------------
Finish Line, Inc. (The)-Class
  A(b)                                  161,400         6,859,500
-----------------------------------------------------------------
Gadzooks, Inc.(b)                       200,050         5,801,450
-----------------------------------------------------------------
Gargoyles, Inc.(b)                      100,000         1,325,000
-----------------------------------------------------------------
Global DirectMail Corp.(b)              250,000        12,312,500
-----------------------------------------------------------------
Gymboree Corp.(b)                       391,000        12,218,750
-----------------------------------------------------------------
Inacom Corp.(b)                         200,000         6,325,000
-----------------------------------------------------------------
Just for Feet, Inc.(b)                  300,000         7,762,500
-----------------------------------------------------------------
Loehmann's Holdings, Inc.(b)(c)         500,000        13,437,500
-----------------------------------------------------------------
Marks Bros. Jewelers, Inc.(b)(c)        275,000         6,393,750
-----------------------------------------------------------------
Men's Wearhouse, Inc. (The)(b)          321,000         6,620,625
-----------------------------------------------------------------
Meyer (Fred), Inc.(b)                   200,000         7,025,000
-----------------------------------------------------------------
Micro Warehouse, Inc.(b)                500,000        11,500,000
-----------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(b)                       200,000         7,400,000
-----------------------------------------------------------------
Neiman Marcus Group, Inc.
  (The)(b)                              150,000         4,893,750
-----------------------------------------------------------------
99 Cents Only Stores(b)                 100,000         1,475,000
-----------------------------------------------------------------
O'Reilly Automotive, Inc.(b)            200,000         7,075,000
-----------------------------------------------------------------
Oakley, Inc.(b)                         700,000        10,412,500
-----------------------------------------------------------------
Performance Food Group Co.(b)(c)        458,750         7,053,281
-----------------------------------------------------------------
Petco Animal Supplies, Inc.(b)          427,500        10,046,250
-----------------------------------------------------------------
Pier 1 Imports, Inc.                    525,000         7,350,000
-----------------------------------------------------------------
Rexall Sundown, Inc.(b)                 150,000         4,068,750
-----------------------------------------------------------------
Sports Authority, Inc. (The)(b)         492,500        11,943,125
-----------------------------------------------------------------
Stein Mart, Inc.(b)                     200,000         3,575,000
-----------------------------------------------------------------
Sunglass Hut International,
  Inc.(b)                               132,200         1,173,275
-----------------------------------------------------------------
Tech Data Corp.(b)                      800,000        20,600,000
-----------------------------------------------------------------
Wet Seal, Inc.-Class A(b)               265,000         8,347,500
-----------------------------------------------------------------
Williams-Sonoma, Inc.(b)                250,000         6,875,000
-----------------------------------------------------------------
Wilmar Industries, Inc.(b)              150,000         3,225,000
-----------------------------------------------------------------
Zale Corp.(b)                           425,000         8,234,375
-----------------------------------------------------------------
                                                      314,925,319
-----------------------------------------------------------------

SCHOOLS-0.08%

Children's Comprehensive
  Services, Inc.(b)                     150,000         2,212,500
-----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.71%

Dynatech Corp.(b)                        71,800         3,549,613
-----------------------------------------------------------------
Input/Output, Inc.(b)                   400,000        11,900,000
-----------------------------------------------------------------
Thermo Optek Corp.(b)                   350,000         4,200,000
-----------------------------------------------------------------
                                                       19,649,613
-----------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.08%

Cornell Corrections, Inc.(b)            200,000         2,100,000
-----------------------------------------------------------------

SEMICONDUCTORS-1.83%

Actel Corp.(b)                          166,700         2,979,763
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE

SEMICONDUCTORS-(CONTINUED)

Chips & Technologies, Inc.(b)           400,000   $     7,950,000
-----------------------------------------------------------------
Computer Products, Inc.(b)              550,000        10,862,500
-----------------------------------------------------------------
HADCO Corp.(b)                          230,000         6,986,250
-----------------------------------------------------------------
Sanmina Corp.(b)                        250,000        11,437,500
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(b)           75,000         2,390,625
-----------------------------------------------------------------
VLSI Technology, Inc.(b)                450,000         7,762,500
-----------------------------------------------------------------
                                                       50,369,138
-----------------------------------------------------------------

SHOES & RELATED APPAREL-0.70%

Vans, Inc.(b)                           600,000         9,975,000
-----------------------------------------------------------------
Wolverine World Wide, Inc.              375,000         9,281,250
-----------------------------------------------------------------
                                                       19,256,250
-----------------------------------------------------------------

TELECOMMUNICATIONS-6.18%

ADC Telecommunications, Inc.(b)         300,000        20,512,500
-----------------------------------------------------------------
Allen Group, Inc.                       132,000         2,095,500
-----------------------------------------------------------------
Andrew Corp.(b)                         450,000        21,937,500
-----------------------------------------------------------------
Anicom, Inc.(b)                         400,000         3,600,000
-----------------------------------------------------------------
Aspect Telecommunications
  Corp.(b)                              125,000         7,437,500
-----------------------------------------------------------------
Billing Information Concepts(b)         350,000         9,143,750
-----------------------------------------------------------------
Brightpoint, Inc.(b)(c)                 499,950        12,498,750
-----------------------------------------------------------------
LCI International, Inc.(b)              300,000         9,562,500
-----------------------------------------------------------------
P-COM, Inc.(b)                          100,000         2,200,000
-----------------------------------------------------------------
PairGain Technologies, Inc.(b)          386,500        26,620,187
-----------------------------------------------------------------
Precision Response Corp.(b)              50,000         1,787,500
-----------------------------------------------------------------
Premiere Technologies, Inc.(b)           50,200           815,750
-----------------------------------------------------------------
Premisys Communications, Inc.(b)        200,000        10,000,000
-----------------------------------------------------------------
Proxim, Inc.(b)                         100,000         2,275,000
-----------------------------------------------------------------
Tellabs, Inc.(b)                        100,000         8,512,500
-----------------------------------------------------------------
Teltrend, Inc.(b)                       300,000         9,900,000
-----------------------------------------------------------------
TESSCO Technologies, Inc.(b)(c)         300,000        11,850,000
-----------------------------------------------------------------
Tollgrade Communications, Inc.(b)        99,000         2,574,000
-----------------------------------------------------------------
U.S. Long Distance Corp.(b)             307,500         2,575,313
-----------------------------------------------------------------
United States Satellite
  Broadcasting Co., Inc.(b)             123,600         1,993,050
-----------------------------------------------------------------
Xpedite Systems, Inc.(b)                100,000         2,050,000
-----------------------------------------------------------------
                                                      169,941,300
-----------------------------------------------------------------

TEXTILES-2.43%

Designer Holdings Ltd.(b)               350,000         6,693,750
-----------------------------------------------------------------
Mohawk Industries, Inc.(b)              350,000         8,487,500
-----------------------------------------------------------------
Nautica Enterprises, Inc.(b)            450,000        13,837,500
-----------------------------------------------------------------
Springs Industries, Inc.-Class A        150,000         6,768,750
-----------------------------------------------------------------
St. John Knits, Inc.                    250,000        11,437,500
-----------------------------------------------------------------
Tommy Hilfiger Corp.(b)                 250,000        13,000,000
-----------------------------------------------------------------
WestPoint Stevens, Inc.(b)              250,000         6,656,250
-----------------------------------------------------------------
                                                       66,881,250
-----------------------------------------------------------------

TRANSPORTATION-0.51%

Hub Group, Inc.(b)(c)                   400,000         8,900,000
-----------------------------------------------------------------
Rural/Metro Corp.(b)                    100,000         3,650,000
-----------------------------------------------------------------

                                                      MARKET
                                      SHARES           VALUE
TRANSPORTATION-(CONTINUED)

Trico Marine Services, Inc.(b)           40,800   $     1,438,200
-----------------------------------------------------------------
                                                       13,988,200
-----------------------------------------------------------------
    Total Common Stocks                             2,540,073,704
-----------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. TREASURY SECURITIES-1.98%

U.S. TREASURY BILLS(d)
5.046%, 01/02/97(e)                $ 55,000,000        54,550,650
-----------------------------------------------------------------
    Total U.S. Treasury
      Securities                                       54,550,650
-----------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                      AMOUNT           VALUE
REPURCHASE AGREEMENTS-5.39%(f)

Daiwa Securities America, Inc.,
  5.53% 11/01/96(g)                $    222,124   $       222,124
-----------------------------------------------------------------
Dresdner Securities (USA), Inc.,
  5.54% 11/01/96(h)                  47,000,000        47,000,000
-----------------------------------------------------------------
SBC Capital Markets, Inc., 5.55%
  11/01/96(i)                       101,000,000       101,000,000
-----------------------------------------------------------------
    Total Repurchase Agreements                       148,222,124
-----------------------------------------------------------------
TOTAL INVESTMENTS-100.25%                           2,757,522,291
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.25%)                                 (6,958,348)
-----------------------------------------------------------------
NET ASSETS-100.00%                                $ 2,750,563,943
=================================================================

Investment Abbreviations:

ADR  - American Depository Receipt
Conv. - Convertible
Deb.  - Debentures
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31,1996 was $11,978,513 which represented 0.44% of the Fund's net assets.
(b) Non-income producing security.
(c) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of October 31, 1996 was $153,533,350 which represented 5.58% of the Fund's net assets.
(d) U.S. Treasury bills are traded on discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 6.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(h) Joint repurchase agreement entered into 10/31/96 with a maturing value of $200,030,778. Collateralized by $198,651,000 U.S. Treasury obligations, 4.75% to 9.25% due 11/30/97 to 06/30/99.
(i) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $2,102,644,643)                          $2,757,522,291
---------------------------------------------------------
Cash                                              391,114
---------------------------------------------------------
Receivables for:
  Investments sold                             13,844,684
---------------------------------------------------------
  Capital stock sold                           13,253,569
---------------------------------------------------------
  Dividends and interest                          222,317
---------------------------------------------------------
  Variation margin                                568,550
---------------------------------------------------------
Investment for deferred compensation
  plan                                             23,229
---------------------------------------------------------
Other assets                                      130,315
---------------------------------------------------------
    Total assets                            2,785,956,069
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        25,232,620
---------------------------------------------------------
  Capital stock reacquired                      7,170,183
---------------------------------------------------------
  Deferred compensation                            23,229
---------------------------------------------------------
Accrued advisory fees                           1,548,580
---------------------------------------------------------
Accrued administrative service fees                 8,365
---------------------------------------------------------
Accrued distribution fees                         608,714
---------------------------------------------------------
Accrued directors fees                              1,339
---------------------------------------------------------
Accrued transfer agent fees                       509,702
---------------------------------------------------------
Accrued operating expenses                        289,394
---------------------------------------------------------
    Total liabilities                          35,392,126
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $2,750,563,943
---------------------------------------------------------
Capital stock, $.001 par value per
  share:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  61,224,358
---------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                    $        44.93
---------------------------------------------------------
OFFERING PRICE PER SHARE:
  (Net asset value of $44.93 divided by
    94.50%)                                $        47.54
---------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Interest                                    $  6,964,425
--------------------------------------------------------
Dividends (net of $26,363 foreign
  withholding tax)                             1,998,154
--------------------------------------------------------
    Total investment income                    8,962,579
--------------------------------------------------------

EXPENSES:

Advisory fees                                 16,492,564
--------------------------------------------------------
Custodian fees                                   244,961
--------------------------------------------------------
Directors' fees                                   21,529
--------------------------------------------------------
Distribution fees                              6,492,025
--------------------------------------------------------
Administrative services fees                      97,857
--------------------------------------------------------
Transfer agent fees                            4,108,892
--------------------------------------------------------
Other                                          1,248,996
--------------------------------------------------------
    Total expenses                            28,706,824
--------------------------------------------------------
Less: Expenses paid indirectly                   (40,269)
--------------------------------------------------------
    Net expenses                              28,666,555
--------------------------------------------------------
Net investment income (loss)                 (19,703,976)
--------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES:
Net realized gain on sales of:
    Investment securities                    124,457,350
--------------------------------------------------------
    Futures contracts                         17,081,337
--------------------------------------------------------
                                             141,538,687
--------------------------------------------------------
Unrealized appreciation (depreciation)
  of:
    Investment securities                    214,736,369
--------------------------------------------------------
    Futures contracts                         (3,538,650)
--------------------------------------------------------
    Foreign currencies                               (42)
--------------------------------------------------------
                                             211,197,677
--------------------------------------------------------
Net gain on investment securities,
  futures contracts and foreign
  currencies                                 352,736,364
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $333,032,388
--------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                               1996               1995
                                                                                          --------------     --------------
OPERATIONS:

  Net investment income (loss)                                                            $  (19,703,976)    $   (2,318,274)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, futures contracts and foreign
    currencies                                                                               141,538,687         52,290,438
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, futures contracts and foreign
    currencies                                                                               211,197,677        314,756,271
---------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                     333,032,388        364,728,435
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities               (54,512,548)                --
---------------------------------------------------------------------------------------------------------------------------
Net increase from capital stock transactions                                                 226,490,173      1,193,587,768
---------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                               505,010,013      1,558,316,203
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                      2,245,553,930        687,237,727
---------------------------------------------------------------------------------------------------------------------------
  End of period                                                                           $2,750,563,943     $2,245,553,930
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                              $1,957,915,109     $1,748,790,238
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                     (44,163)           (16,714)
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, futures contracts
    and foreign currencies                                                                   133,729,499         49,014,585
---------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, futures contracts and foreign
    currencies                                                                               658,963,498        447,765,821
---------------------------------------------------------------------------------------------------------------------------
                                                                                          $2,750,563,943     $2,245,553,930
===========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund has temporarily discontinued public sales of its shares to new investors. The Fund is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year. The assets, liabilities and operations of each portfolio are accounted for separately.
  Information presented in these financial statements pertains only to the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, $2,311,225 was reclassified from paid-in capital to undistributed net realized gains as a result of differing book/tax treatments. In addition, $19,676,527 was reclassified from undistributed net investment income (loss) to paid-in capital as a result of a net operating tax loss. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Transactions--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $97,857 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1996, AFS was paid $2,047,282 for such services.
  The Fund received reductions in transfer agency fees of $37,293 from dividends received on balances in cash management accounts. In addition, the Fund incurred expenses of $2,976 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $40,269 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Company has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund pays to AIM Distributors an annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sales and distribution of the Fund's shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. Any amounts not paid as a service fee under the Plan would constitute an assets-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's shares. During the year ended October 31, 1996, the Fund paid AIM Distributors $6,492,025 as compensation under the Plan.
  AIM Distributors received commissions of $2,111,788 from sales of shares of the Fund's capital stock during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the year ended October 31, 1996, AIM Distributors received $31,306 in contingent deferred sales charges imposed on redemptions of the Fund's capital stock. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1996, the Fund paid legal fees of $12,003 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $14,900,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1996 were $2,207,324,806 and $1,964,387,494, respectively.
The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $740,464,004
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (86,292,810)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $654,171,194
==========================================================
  Cost of investment for tax purposes is
  $2,103,351,097.

NOTE 5-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-FUTURES CONTRACTS

On October 31, 1996, $2,306,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.
  Futures contracts outstanding at October 31, 1996:

           (Contracts -- $500 times index/delivery month/commitment)

                                            UNREALIZED
                                           APPRECIATION
                                           -------------
S&P 500 Index/166 Contracts/Dec 96/Buy      $4,085,850

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                       1996                         1995
           ----------------------------  ---------------------------
             SHARES         AMOUNT         SHARES         AMOUNT
           -----------  ---------------  -----------  --------------
Sold        30,538,437  $ 1,334,476,880   53,971,580  $1,912,251,434
--------------------------------------------------------------------
Issued as
  reinvestment
  of
  dividends   1,291,013      49,897,557           --              --
--------------------------------------------------------------------
Reacquired (26,568,998)  (1,157,884,264) (22,228,120)   (718,663,666)
--------------------------------------------------------------------
             5,260,452  $   226,490,173   31,743,460  $1,193,587,768
====================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the three-year period ended October 31, 1996, the ten month period ended October 31, 1993 and each of the years in the six-year period ended December 31, 1992.

                                                             OCTOBER 31,                                  DECEMBER 31,
                                         ---------------------------------------------------     ------------------------------
                                            1996           1995          1994         1993       1992(a)      1991        1990
                                         ----------     ----------     --------     --------     -------     -------     ------
Net asset value, beginning of period     $    40.13     $    28.37     $  23.85     $  18.52     $ 16.06     $ 11.85     $ 13.30
------------------------------------     ----------     ----------     --------     --------     -------     -------     -------
Income from investment operations:
    Net investment income (loss)              (0.32)         (0.04)       (0.05)       (0.02)      (0.03)      (0.04)       0.08
                                         ----------     ----------     --------     --------     -------     -------     -------
    Net gains (losses) on securities
      (both realized and unrealized)           6.09          11.80         4.57         5.35        3.41        7.29       (0.95)
                                         ----------     ----------     --------     --------     -------     -------     -------
        Total from investment
          operations                           5.77          11.76         4.52         5.33        3.38        7.25       (0.87)
                                         ----------     ----------     --------     --------     -------     -------     -------
Less distributions:
    Dividends from net investment
      income                                     --             --           --           --          --          --       (0.09)
                                         ----------     ----------     --------     --------     -------     -------     -------
    Distributions from capital gains          (0.97)            --           --           --       (0.92)      (3.04)      (0.49)
                                         ----------     ----------     --------     --------     -------     -------     -------
        Total distributions                   (0.97)            --           --           --       (0.92)      (3.04)      (0.58)
                                         ----------     ----------     --------     --------     -------     -------     -------
Net asset value, end of period           $    44.93     $    40.13     $  28.37     $  23.85     $ 18.52     $ 16.06     $ 11.85
                                         ==========     ==========     ========     ========     =======     =======     =======
Total return(b)                               14.77%         41.45%       18.96%       28.78%      21.34%      63.90%      (6.50)%
                                         ==========     ==========     ========     ========     =======     =======     =======
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                         $2,750,564     $2,245,554     $687,238     $217,256     $38,238     $16,218     $ 9,234
                                         ==========     ==========     ========     ========     =======     =======     =======
Ratio of expenses to average
  net assets(c)                                1.11 (e)(f)    1.08%        1.07%        1.00%(g)    1.25%       1.25%       1.25%
                                         ==========     ==========     ========     ========     =======     =======     =======
Ratio of net investment income (loss)
  to average net assets(d)                    (0.76)%(e)     (0.19)%      (0.26)%      (0.24)%(g)  (0.59)%     (0.31)%      0.62%
                                         ==========     ==========     ========     ========     =======     =======     =======
Portfolio turnover rate                          79%            52%          75%          61%        164%        165%        137%
                                         ==========     ==========     ========     ========     =======     =======     =======
Average broker commission rate(h)        $   0.0545            N/A          N/A          N/A         N/A         N/A         N/A
                                         ==========     ==========     ========     ========     =======     =======     =======


                                          1989        1988        1987
                                         -------     -------     -------
                                         <C
Net asset value, beginning of period     $ 11.07     $  9.86     $ 12.10
------------------------------------     -------     -------     -------
Income from investment operations:
    Net investment income (loss)            0.03        0.05          --
                                         -------     -------     -------
    Net gains (losses) on securities
      (both realized and unrealized)        2.28        1.21       (1.38)
                                         -------     -------     -------
        Total from investment
          operations                        2.31        1.26       (1.38)
                                         -------     -------     -------
Less distributions:
    Dividends from net investment
      income                               (0.03)      (0.05)         --
                                         -------     -------     -------
    Distributions from capital gains       (0.05)         --       (0.86)
                                         -------     -------     -------
        Total distributions                (0.08)      (0.05)      (0.86)
                                         -------     -------     -------
Net asset value, end of period           $ 13.30     $ 11.07     $  9.86
                                         =======     =======     =======
Total return(b)                            20.89%      12.77%     (11.52)%
                                         =======     =======     =======
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                         $11,712     $12,793     $13,991
                                         =======     =======     =======
Ratio of expenses to average
  net assets(c)                             1.25%       1.22%       1.20%
                                         =======     =======     =======
Ratio of net investment income (loss)
  to average net assets(d)                  0.24%       0.38%       0.01%
                                         =======     =======     =======
Portfolio turnover rate                       69%         56%        118%
                                         =======     =======     =======
Average broker commission rate(h)            N/A         N/A         N/A
                                         =======     =======     =======

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios of expenses to average net assets prior to reduction of advisory fees and expense reimbursements were 1.15%, 1.09%, 1.17% (annualized), 1.65%, 1.83%, 1.99%, 1.80%, 1.56% and 1.29% for 1995-87, respectively.
(d) Ratios of net investment income (loss) to average net assets prior to reduction of advisory fees and expense reimbursements were (0.26)%, (0.28)%, (0.41)% (annualized), (0.99)%, (0.89)%, (0.11)%, (0.31)%, 0.04% and (0.08)%
    for 1995-87, respectively.
(e) Ratios are based on average net assets of $2,596,810,191.
(f) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 1.10%.
(g) Annualized.
(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and
INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

NOTE 10-LEGAL PROCEEDINGS

A claim, Saltzberg v. AIM Equity Funds, Inc., et al., was filed in Southern District Court in Texas in October 1996 against AIM and certain other subsidiaries of AIM Management. The claim was instituted under section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by the Fund in connection with fees paid for marketing and shareholder services after the Fund was closed to new investors. AIM Management is investigating whether there is any basis at all for this claim and intends to defend it vigorously.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
AIM Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a series portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period June 17, 1996 (date operations commenced) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Development Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period June 17, 1996 (date operations commenced) through October 31, 1996, in conformity with generally accepted accounting principles.



                                                   /s/ KPMG Peat Marwick LLP
                                                   KPMG Peat Marwick LLP

Houston, Texas
December 6, 1996

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                       SHARES          VALUE
COMMON STOCKS-87.58%

ADVERTISING/BROADCASTING-3.57%

Alliance Communications Corp.-Class
  B(a)                                    60,000   $     525,000
----------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                71,200       1,290,500
----------------------------------------------------------------
Eagle River Interactive, Inc.(a)          27,000         253,125
----------------------------------------------------------------
Evergreen Media Corp.-Class A(a)           1,800          48,600
----------------------------------------------------------------
Film Roman, Inc.(a)                       70,800         544,275
----------------------------------------------------------------
Heritage Media Corp.(a)                    8,400         128,100
----------------------------------------------------------------
Lamar Advertising Co.(a)                  33,900         932,250
----------------------------------------------------------------
Metro Networks, Inc.(a)                   61,600       1,247,400
----------------------------------------------------------------
SFX Broadcasting, Inc.-Class A(a)          1,200          51,600
----------------------------------------------------------------
Snyder Communications, Inc.(a)            73,400       1,431,300
----------------------------------------------------------------
Universal Outdoor Holdings, Inc.(a)       50,000       1,468,750
----------------------------------------------------------------
Univision Communications, Inc.(a)         54,500       1,839,375
----------------------------------------------------------------
                                                       9,760,275
----------------------------------------------------------------

AEROSPACE/DEFENSE-0.63%

Gulfstream Aerospace Corp.(a)             69,200       1,634,850
----------------------------------------------------------------
Tracor, Inc.(a)                            3,900          88,725
----------------------------------------------------------------
                                                       1,723,575
----------------------------------------------------------------

AIRLINES-0.57%

Aviation Sales Co.(a)                     20,000         390,000
----------------------------------------------------------------
Eagle USA Airfreight, Inc.(a)              2,400          65,400
----------------------------------------------------------------
Sabre Group Holdings Inc.(a)              36,500       1,113,250
----------------------------------------------------------------
                                                       1,568,650
----------------------------------------------------------------

APPLIANCES-0.20%

Service Experts, Inc.(a)                  21,800         555,900
----------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.38%

Cross-Continent Auto Retailers,
  Inc.(a)                                 28,500         730,313
----------------------------------------------------------------
Rush Enterprises, Inc.(a)                 25,000         309,375
----------------------------------------------------------------
                                                       1,039,688
----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.97%

United Auto Group, Inc.(a)                77,400       2,660,625
----------------------------------------------------------------

BANKING-1.02%

AmSouth Bancorporation                     6,000         278,250
----------------------------------------------------------------
Banknorth Group, Inc.                     16,000         552,000
----------------------------------------------------------------
Cullen/Frost Bankers, Inc.                 8,000         240,500
----------------------------------------------------------------
Hibernia Corp.                            20,000         222,500
----------------------------------------------------------------
Marshall & Ilsley Corp.                   46,500       1,493,813
----------------------------------------------------------------
                                                       2,787,063
----------------------------------------------------------------

BEVERAGES-0.35%

Diedrich Coffee, Inc.(a)                  94,700         970,675
----------------------------------------------------------------

BUILDING MATERIALS-0.50%

Juno Lighting, Inc.                       65,000       1,011,562
----------------------------------------------------------------
LSI Industries, Inc.                      35,000         350,000
----------------------------------------------------------------
                                                       1,361,562
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE

BUILDING MATERIALS (TOOLS)-0.16%

Regal-Beloit Corp.                        24,200   $     429,550
----------------------------------------------------------------

BUSINESS SERVICES-4.33%

Abacus Direct Corp.(a)                    57,800       1,517,250
----------------------------------------------------------------
Alliance Capital Management L.P.           3,000          83,625
----------------------------------------------------------------
American List Corp.                       25,000         687,500
----------------------------------------------------------------
Claremont Technology Group, Inc.(a)       13,000         396,500
----------------------------------------------------------------
Copart, Inc.(a)                            3,900          71,663
----------------------------------------------------------------
CUC International, Inc.(a)                46,500       1,139,250
----------------------------------------------------------------
Donnelley Enterprise Solutions
  Inc.(a)                                 50,400       1,260,000
----------------------------------------------------------------
HealthPlan Services Corp.(a)              32,500         589,063
----------------------------------------------------------------
International Telecommunication
  Data Systems, Inc.(a)                   40,000         650,000
----------------------------------------------------------------
Lason Holdings, Inc.(a)                   41,400         734,850
----------------------------------------------------------------
Mecon, Inc.(a)                            19,500         375,375
----------------------------------------------------------------
MedQuist, Inc.(a)                          3,300          58,575
----------------------------------------------------------------
MemberWorks, Inc.(a)                      48,100         697,450
----------------------------------------------------------------
Metzler Group, Inc.(a)                    70,600       1,645,862
----------------------------------------------------------------
National Processing, Inc.(a)              25,000         475,000
----------------------------------------------------------------
On Assignment, Inc.(a)                     5,000         153,750
----------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                                17,000         416,500
----------------------------------------------------------------
XLConnect Solutions, Inc.(a)              31,000         906,750
----------------------------------------------------------------
                                                      11,858,963
----------------------------------------------------------------

CHEMICALS-0.22%

Arcadian Corp.                            25,000         615,625
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.12%

IMC Global, Inc.                           8,600         322,500
----------------------------------------------------------------

COMPUTER MAINFRAMES-0.37%

Amdahl Corp.(a)                          100,000       1,025,000
----------------------------------------------------------------

COMPUTER MINI/PCS-0.05%

Dell Computer Corp.(a)                       900          73,237
----------------------------------------------------------------
Gateway 2000, Inc.(a)                      1,200          56,475
----------------------------------------------------------------
                                                         129,712
----------------------------------------------------------------

COMPUTER NETWORKING-3.31%

ACT Networks, Inc.(a)                     16,000         548,000
----------------------------------------------------------------
Ascend Communications, Inc.(a)            32,000       2,092,000
----------------------------------------------------------------
Auspex Systems, Inc.(a)                    8,600          88,150
----------------------------------------------------------------
Bay Networks, Inc.(a)                      8,000         162,000
----------------------------------------------------------------
Belden, Inc.                              45,000       1,293,750
----------------------------------------------------------------
Black Box Corp.(a)                        13,600         459,000
----------------------------------------------------------------
Cabletron Systems, Inc.(a)                15,500         966,812
----------------------------------------------------------------
Cheyenne Software, Inc.(a)                15,000         455,625
----------------------------------------------------------------
Coherent Communications Systems
  Corp.(a)                                 5,000          96,875
----------------------------------------------------------------
DSP Communications, Inc.(a)                1,200          45,600
----------------------------------------------------------------
FORE Systems, Inc.(a)                     28,000       1,113,000
----------------------------------------------------------------
Harmonic Lightwaves, Inc.(a)              10,200         172,125
----------------------------------------------------------------
InterVoice, Inc.(a)                       20,000         260,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
COMPUTER NETWORKING-(CONTINUED)

Optical Data Systems, Inc.(a)             20,000   $     292,500
----------------------------------------------------------------
3Com Corp.(a)                             15,000       1,014,375
----------------------------------------------------------------
                                                       9,059,812
----------------------------------------------------------------

COMPUTER PERIPHERALS-1.67%

FileNet Corp.(a)                          20,000         567,500
----------------------------------------------------------------
Microchip Technology, Inc.(a)              2,100          76,125
----------------------------------------------------------------
Printronix, Inc.(a)                       87,500       1,082,812
----------------------------------------------------------------
Raster Graphics, Inc.(a)                  50,000         418,750
----------------------------------------------------------------
Read-Rite Corp.(a)                        20,000         355,000
----------------------------------------------------------------
U.S. Robotics Corp.(a)                    33,000       2,074,875
----------------------------------------------------------------
                                                       4,575,062
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-14.02%

Adobe Systems, Inc.                        2,700          93,488
----------------------------------------------------------------
ANSYS, Inc.(a)                            80,000         980,000
----------------------------------------------------------------
Aurum Software, Inc.(a)                   24,300         771,525
----------------------------------------------------------------
Bell & Howell Co.(a)                      21,200         567,100
----------------------------------------------------------------
BMC Software, Inc.(a)                     13,500       1,120,500
----------------------------------------------------------------
Broderbund Software, Inc.(a)              20,000         562,500
----------------------------------------------------------------
Business Objects S.A.-ADR(a)
  (France)                                50,000         743,750
----------------------------------------------------------------
C/NET, Inc.(a)                            24,500         392,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)            5,200         189,800
----------------------------------------------------------------
CCC Information Services Group(a)        149,000       2,793,750
----------------------------------------------------------------
Check Point Software Technologies
  Ltd.(a)                                 25,000         687,500
----------------------------------------------------------------
Citrix Systems, Inc.(a)                    7,000         386,750
----------------------------------------------------------------
Computer Learning Centers, Inc.(a)         2,100          56,175
----------------------------------------------------------------
Computervision Corp.(a)                    6,300          56,700
----------------------------------------------------------------
Compuware Corp.(a)                        15,000         791,250
----------------------------------------------------------------
Cooper & Chyan Technology, Inc.(a)         1,200          36,750
----------------------------------------------------------------
CSG Systems International, Inc.(a)         2,400          40,200
----------------------------------------------------------------
CyberMedia, Inc.(a)                       23,400         520,650
----------------------------------------------------------------
Dassault Systemes S.A.-ADR(a)
  (France)                                20,000         867,500
----------------------------------------------------------------
DataWorks Corp.(a)                         2,700          72,900
----------------------------------------------------------------
Dendrite International, Inc.(a)           21,000         559,125
----------------------------------------------------------------
Document Sciences Corp.(a)                55,000         701,250
----------------------------------------------------------------
DST Systems, Inc.(a)                      34,000       1,045,500
----------------------------------------------------------------
Electronic Arts, Inc.(a)                   1,500          56,250
----------------------------------------------------------------
FactSet Research Systems, Inc.(a)          9,600         230,400
----------------------------------------------------------------
Farallon Communications(a)                15,000         191,250
----------------------------------------------------------------
GT Interactive Software Corp.(a)           5,000          95,625
----------------------------------------------------------------
Hyperion Software Corp.(a)                90,000       1,833,750
----------------------------------------------------------------
Infinity Financial Technology,
  Inc.(a)                                 35,000         573,125
----------------------------------------------------------------
Information Resources, Inc.(a)            10,400         131,300
----------------------------------------------------------------
Informix Corp.(a)                         80,000       1,775,000
----------------------------------------------------------------
Intuit, Inc.(a)                           15,000         405,000
----------------------------------------------------------------
JDA Software Group, Inc.(a)               15,000         515,625
----------------------------------------------------------------
Learning Company, Inc. (The)(a)           20,000         406,250
----------------------------------------------------------------
Macromedia, Inc.(a)                       25,000         415,625
----------------------------------------------------------------
May & Speh, Inc.(a)                        3,000          49,875
----------------------------------------------------------------
Memco Software Ltd.(a) (Israel)           67,700       1,235,525
----------------------------------------------------------------
Mercury Interactive Corp.(a)              35,000         446,250
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Metromail Corp.(a)                        85,000   $   1,561,875
----------------------------------------------------------------
Midway Games Inc.(a)                      40,000         800,000
----------------------------------------------------------------
National Instruments Corp.(a)             15,000         427,500
----------------------------------------------------------------
Network General Corp.(a)                  28,000         675,500
----------------------------------------------------------------
Object Design, Inc.(a)                    20,000         228,750
----------------------------------------------------------------
OneWave, Inc.(a)                          25,000         350,000
----------------------------------------------------------------
OpenVision Technologies, Inc.(a)          14,500         155,875
----------------------------------------------------------------
Parametric Technology Corp.(a)             2,000          97,750
----------------------------------------------------------------
PHAMIS, Inc.(a)                           20,000         300,000
----------------------------------------------------------------
Physician Computer Network, Inc.(a)       25,100         224,331
----------------------------------------------------------------
Platinum Technology, Inc.(a)              25,000         359,375
----------------------------------------------------------------
Quality Systems, Inc.(a)                  25,000         192,188
----------------------------------------------------------------
S3 Inc.(a)                                 5,000          94,375
----------------------------------------------------------------
Saville Systems Ireland PLC-ADR(a)
  (Ireland)                               29,000       1,250,625
----------------------------------------------------------------
SEI Corp.                                 61,000       1,235,250
----------------------------------------------------------------
SELECT Software Tools-ADR(a)
  (United Kingdom)                        29,100         640,200
----------------------------------------------------------------
Shared Medical Systems Corp.               8,000         386,000
----------------------------------------------------------------
Siebel Systems, Inc.(a)                   21,000       1,144,500
----------------------------------------------------------------
Spectrum Holobyte, Inc.(a)                 7,500          42,188
----------------------------------------------------------------
Structural Dynamics Research
  Corp.(a)                                 3,000          53,250
----------------------------------------------------------------
SunGard Data Systems Inc.(a)              58,500       2,500,875
----------------------------------------------------------------
Symantec Corp.(a)                          5,100          55,462
----------------------------------------------------------------
Technology Modeling Associates,
  Inc.(a)                                 53,500         571,780
----------------------------------------------------------------
TRO Learning, Inc.(a)                      2,400          42,600
----------------------------------------------------------------
Trusted Information Systems,
  Inc.(a)                                 75,000       1,012,500
----------------------------------------------------------------
USCS International, Inc.(a)               15,000         270,000
----------------------------------------------------------------
VeriFone, Inc.(a)                          1,500          50,437
----------------------------------------------------------------
Versant Object Technology Corp.(a)        20,000         390,000
----------------------------------------------------------------
Viewlogic Systems, Inc.(a)                 7,000          66,062
----------------------------------------------------------------
Wallace Computer Services, Inc.           10,000         293,750
----------------------------------------------------------------
Xylan Corp.(a)                            12,000         480,000
----------------------------------------------------------------
                                                      38,350,511
----------------------------------------------------------------

CONGLOMERATES-0.18%

Amway Asia Pacific Ltd. (Hong Kong)       13,900         498,662
----------------------------------------------------------------

CONSUMER NON-DURABLES-0.48%

Central Garden and Pet Co.(a)              1,800          42,525
----------------------------------------------------------------
First Years (The), Inc.                   20,000         310,000
----------------------------------------------------------------
TAG Heuer International SA-ADR(a)
  (Luxembourg)                            33,700         539,200
----------------------------------------------------------------
USA Detergents, Inc.(a)                   13,000         429,000
----------------------------------------------------------------
                                                       1,320,725
----------------------------------------------------------------

COSMETICS & TOILETRIES-1.38%

Carson, Inc.(a)                           68,600       1,114,750
----------------------------------------------------------------
Estee Lauder Companies-Class A            14,500         623,500
----------------------------------------------------------------
French Fragrances, Inc.(a)                50,000         443,750
----------------------------------------------------------------
General Nutrition Companies,
  Inc.(a)                                 75,000       1,368,750
----------------------------------------------------------------
Tambrands, Inc.                            5,000         213,125
----------------------------------------------------------------
                                                       3,763,875
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
ELECTRONIC COMPONENTS/
  MISCELLANEOUS-0.30%

Oak Industries, Inc.(a)                    1,500   $      38,062
----------------------------------------------------------------
SRS Labs, Inc.(a)                         50,000         787,500
----------------------------------------------------------------
                                                         825,562
----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.44%

Hambrecht & Quist Group(a)                28,000         556,500
----------------------------------------------------------------
Investors Financial Services Corp.        10,000         258,750
----------------------------------------------------------------
Lehman Brothers Holdings, Inc.            10,000         251,250
----------------------------------------------------------------
Schwab (Charles) Corp.                     6,000         150,000
----------------------------------------------------------------
                                                       1,216,500
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-1.12%

CMAC Investment Corp.                      6,500         449,313
----------------------------------------------------------------
Federal National Mortgage
  Association(b)                          52,000       2,034,500
----------------------------------------------------------------
Green Tree Financial Corp.                 3,600         142,650
----------------------------------------------------------------
Medaphis Corp.(a)                          5,000          44,375
----------------------------------------------------------------
Metris Companies Inc.(a)                  11,600         275,500
----------------------------------------------------------------
SunAmerica, Inc.                           1,800          67,500
----------------------------------------------------------------
T. Rowe Price Associates                   1,800          61,425
----------------------------------------------------------------
                                                       3,075,263
----------------------------------------------------------------

FOOD/PROCESSING-0.97%

Delta & Pine Land Co.                     43,000       1,548,000
----------------------------------------------------------------
Lancaster Colony Corp.                    20,000         750,000
----------------------------------------------------------------
Universal Foods Corp.                     10,000         353,750
----------------------------------------------------------------
                                                       2,651,750
----------------------------------------------------------------

FUNERAL SERVICES-0.37%

Carriage Services, Inc.(a)                45,100       1,020,388
----------------------------------------------------------------

FURNITURE-0.39%

Kimball International, Inc.               30,000       1,080,000
----------------------------------------------------------------

GAMING-0.65%

GTECH Holdings Corp.(a)                   35,000       1,032,500
----------------------------------------------------------------
International Game Technology             10,000         211,250
----------------------------------------------------------------
Station Casinos, Inc.(a)                  20,000         222,500
----------------------------------------------------------------
Trump Hotels & Casino Resorts,
  Inc.(a)                                 20,000         317,500
----------------------------------------------------------------
                                                       1,783,750
----------------------------------------------------------------

GAS DISTRIBUTION-0.02%

Southwestern Energy Co.                    3,300          49,088
----------------------------------------------------------------

HOMEBUILDING-0.14%

Clayton Homes, Inc.                       15,000         253,125
----------------------------------------------------------------
Shelter Components Corp.                  10,000         131,250
----------------------------------------------------------------
                                                         384,375
----------------------------------------------------------------

HOTELS/MOTELS-0.29%

U.S. Franchise Systems, Inc.(a)           31,500         456,750
----------------------------------------------------------------
Wyndham Hotel Corp.(a)                    18,000         342,000
----------------------------------------------------------------
                                                         798,750
----------------------------------------------------------------

INSURANCE (BROKER)-0.09%

Poe & Brown, Inc.                         10,000         258,125
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.48%

American Travelers Corp.(a)                2,100          72,188
----------------------------------------------------------------
John Alden Financial Corp.                30,000         558,750
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
INSURANCE (LIFE & HEALTH)-(CONTINUED)

UNUM Corp.                                 5,200   $     326,950
----------------------------------------------------------------
Western National Corp.                    19,900         358,200
----------------------------------------------------------------
                                                       1,316,088
----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-2.77%

ACE, Ltd.                                  4,000         219,000
----------------------------------------------------------------
AMBAC, Inc.                                2,900         181,250
----------------------------------------------------------------
American Re Corp.                            900          57,937
----------------------------------------------------------------
Amerin Corp.(a)                           55,000       1,086,250
----------------------------------------------------------------
CapMAC Holdings, Inc.                     20,000         667,500
----------------------------------------------------------------
Exel Ltd.                                  1,200          45,600
----------------------------------------------------------------
HCC Insurance Holdings, Inc.               7,500         191,250
----------------------------------------------------------------
Horace Mann Educators Corp.                8,000         274,000
----------------------------------------------------------------
MBIA, Inc.                                 2,100         186,112
----------------------------------------------------------------
MGIC Investment Corp.                     11,400         782,325
----------------------------------------------------------------
Mercury General Corp.                        900          43,875
----------------------------------------------------------------
Mid Ocean Ltd.                             1,800          84,600
----------------------------------------------------------------
Progressive Corp.                         30,000       2,062,500
----------------------------------------------------------------
RenaissanceRe Holdings Ltd.                1,500          43,688
----------------------------------------------------------------
TIG Holdings, Inc.                        20,000         577,500
----------------------------------------------------------------
Transatlantic Holdings, Inc.               3,000         216,000
----------------------------------------------------------------
UnionAmerica Holdings PLC-ADR
  (United Kingdom)                        19,500         363,188
----------------------------------------------------------------
Vesta Insurance Group, Inc.                5,000         128,125
----------------------------------------------------------------
W. R. Berkley Corp.                        7,000         364,000
----------------------------------------------------------------
                                                       7,574,700
----------------------------------------------------------------

LEISURE & RECREATION-2.68%

Gaylord Entertainment Co.-Class A         60,000       1,185,000
----------------------------------------------------------------
Golden Bear Golf, Inc.(a)                 20,700         372,600
----------------------------------------------------------------
Harley-Davidson, Inc.                     40,000       1,805,000
----------------------------------------------------------------
K2, Inc.                                  18,000         414,000
----------------------------------------------------------------
King World Productions, Inc.(a)            1,800          64,800
----------------------------------------------------------------
North Face (The), Inc.(a)                 49,000         992,250
----------------------------------------------------------------
Platinum Entertainment, Inc.(a)           15,000         153,750
----------------------------------------------------------------
Steinway Musical Instruments(a)           20,000         355,000
----------------------------------------------------------------
Toy Biz, Inc.(a)                          95,000       1,686,250
----------------------------------------------------------------
Travis Boats & Motors, Inc.(a)            30,000         322,500
----------------------------------------------------------------
                                                       7,351,150
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.55%

American Residential Services,
  Inc.(a)                                 80,800       1,535,200
----------------------------------------------------------------
Greenwich Air Services, Inc.-Class
  B(a)                                    30,000         506,250
----------------------------------------------------------------
Pall Corp.                                70,000       1,793,750
----------------------------------------------------------------
Pfeiffer Vacuum Technology
  AG-ADR(a) (Germany)                     25,000         400,000
----------------------------------------------------------------
                                                       4,235,200
----------------------------------------------------------------

MEDICAL (DRUGS)-1.84%

Allergan, Inc.                             1,200          36,600
----------------------------------------------------------------
AmeriSource Health Corp.(a)               25,000       1,059,375
----------------------------------------------------------------
Applied Analytical Industries,
  Inc.(a)                                 39,300         854,775
----------------------------------------------------------------
BioChem Pharma, Inc.(a) (Canada)           7,800         332,475
----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)             20,000         690,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
MEDICAL (DRUGS)-(CONTINUED)

Elan Corp. PLC-ADR(a) (Ireland)            8,000   $     222,000
----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)           5,500         160,188
----------------------------------------------------------------
Gilead Sciences, Inc.(a)                   8,000         187,000
----------------------------------------------------------------
Liposome Company, Inc.(a)                 15,000         256,875
----------------------------------------------------------------
North American Vaccine, Inc.(a)           37,500         834,375
----------------------------------------------------------------
R.P. Scherer Corp.(a)                      5,000         231,875
----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)            5,000         166,875
----------------------------------------------------------------
                                                       5,032,413
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-2.97%

Advance Paradigm, Inc.(a)                100,000         812,500
----------------------------------------------------------------
Alternative Living Services,
  Inc.(a)                                 65,000         934,375
----------------------------------------------------------------
FPA Medical Management, Inc.(a)           22,000         409,750
----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                          2,100          46,200
----------------------------------------------------------------
HealthCor Holdings, Inc.(a)               55,000         522,500
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                       1,200          45,000
----------------------------------------------------------------
Horizon Mental Health Management,
  Inc.(a)                                  7,000         187,250
----------------------------------------------------------------
Intensiva Healthcare Corp.(a)             70,000         490,000
----------------------------------------------------------------
Manor Care, Inc.                           6,000         235,500
----------------------------------------------------------------
Mariner Health Group, Inc.(a)              7,400          62,900
----------------------------------------------------------------
Medical Resources, Inc.(a)                50,000         431,250
----------------------------------------------------------------
MedPartners, Inc.(a)                       5,715         120,729
----------------------------------------------------------------
NovaCare, Inc.(a)                          9,300          76,725
----------------------------------------------------------------
Oxford Health Plans, Inc.(a)              13,500         614,250
----------------------------------------------------------------
PacifiCare Health Systems,
  Inc.-Class B(a)                          8,000         562,000
----------------------------------------------------------------
Paracelsus Healthcare Corp.(a)           100,000         437,500
----------------------------------------------------------------
Physician Corp. of America(a)             10,000         110,625
----------------------------------------------------------------
Sierra Health Services, Inc.(a)            5,100         145,988
----------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)          35,000         805,000
----------------------------------------------------------------
TresCom International, Inc.(a)             5,000          63,750
----------------------------------------------------------------
Vencor, Inc.(a)                            3,000          88,875
----------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                                 50,000         918,750
----------------------------------------------------------------
                                                       8,121,417
----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-5.66%

Biomet, Inc.                              90,000       1,451,250
----------------------------------------------------------------
Dentsply International, Inc.              35,000       1,474,375
----------------------------------------------------------------
Gulf South Medical Supply, Inc.(a)        11,000         242,000
----------------------------------------------------------------
Haemonetics(a)                            30,000         536,250
----------------------------------------------------------------
Heartstream, Inc.(a)                      60,000         690,000
----------------------------------------------------------------
ICU Medical, Inc.(a)                      25,000         221,875
----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)               14,000         549,500
----------------------------------------------------------------
Maxxim Medical, Inc.(a)                   10,000         138,750
----------------------------------------------------------------
MiniMed, Inc.(a)                          27,500         721,875
----------------------------------------------------------------
Nitinol Medical Technologies,
  Inc.(a)                                 62,000         651,000
----------------------------------------------------------------
Sofamor Danek Group, Inc.(a)              30,000         825,000
----------------------------------------------------------------
St. Jude Medical, Inc.(a)                 30,000       1,185,000
----------------------------------------------------------------
Suburban Ostomy Supply Co., Inc.(a)      100,000       1,218,750
----------------------------------------------------------------
Sybron International Corp.(a)             80,000       2,330,000
----------------------------------------------------------------
TECNOL Medical Products, Inc.(a)          60,000         765,000
----------------------------------------------------------------
Trex Medical Corp.(a)                     25,000         440,625
----------------------------------------------------------------
US Surgical Corp.                          3,000         125,625
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
MEDICAL INSTRUMENTS/PRODUCTS-(CONTINUED)

Ventritex, Inc.(a)                         5,000   $     114,063
----------------------------------------------------------------
Xomed Surgical Products, Inc.(a)          70,000       1,811,250
----------------------------------------------------------------
                                                      15,492,188
----------------------------------------------------------------

METALS (MISCELLANEOUS)-0.53%

Potash Corp. of Saskatchewan Inc.
  (Canada)                                12,500         885,938
----------------------------------------------------------------
Rental Service Corp.(a)                   24,200         556,600
----------------------------------------------------------------
                                                       1,442,538
----------------------------------------------------------------

NATURAL GAS PIPELINES-0.33%

NGC Corp.                                 50,000         900,000
----------------------------------------------------------------

OFFICE AUTOMATION-0.14%

Danka Business Systems PLC-ADR
  (United Kingdom)                        10,000         396,250
----------------------------------------------------------------

OFFICE PRODUCTS-0.92%

Daisytek International Corp.(a)           30,000       1,147,500
----------------------------------------------------------------
Deluxe Corp.                              40,000       1,305,000
----------------------------------------------------------------
OfficeMax, Inc.(a)                         4,500          60,750
----------------------------------------------------------------
                                                       2,513,250
----------------------------------------------------------------

OIL & GAS (DRILLING)-0.62%

Atwood Oceanics, Inc.(a)                  17,000         943,500
----------------------------------------------------------------
Reading & Bates Corp.(a)                  26,000         747,500
----------------------------------------------------------------
                                                       1,691,000
----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.95%

Anadarko Petroleum Corp.                   4,000         254,500
----------------------------------------------------------------
Apache Corp.                               6,500         230,750
----------------------------------------------------------------
Burlington Resources, Inc.                25,000       1,259,375
----------------------------------------------------------------
Cabot Oil and Gas Corp.-Class A           66,000       1,023,000
----------------------------------------------------------------
Cross Timbers Oil Co.                      2,100          49,613
----------------------------------------------------------------
Devon Energy Corp.                        10,000         348,750
----------------------------------------------------------------
Houston Exploration Co. (The)(a)          75,000       1,284,375
----------------------------------------------------------------
Newfield Exploration Co.(a)                2,500         118,125
----------------------------------------------------------------
Noble Affiliates, Inc.                     6,000         261,000
----------------------------------------------------------------
Nuevo Energy Co.(a)                        8,900         443,888
----------------------------------------------------------------
Petroleum Securities Australia
  Ltd.-ADR(a) (Australia)                 18,000         366,750
----------------------------------------------------------------
Pogo Producing Co.                        21,500         954,062
----------------------------------------------------------------
Ranger Oil Ltd. (Canada)                   6,000          45,000
----------------------------------------------------------------
Rutherford-Moran Oil Corp.(a)             25,000         743,750
----------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)         8,400         119,700
----------------------------------------------------------------
Snyder Oil Corp.                           4,800          73,200
----------------------------------------------------------------
Transocean Offshore Inc.                   8,000         506,000
----------------------------------------------------------------
                                                       8,081,838
----------------------------------------------------------------

OIL & GAS (SERVICES)-1.28%

Camco International, Inc.                  8,000         310,000
----------------------------------------------------------------
Energy Ventures, Inc.(a)                  18,000         792,000
----------------------------------------------------------------
GeoScience Corp.(a)                       25,000         268,750
----------------------------------------------------------------
Oceaneering International, Inc.(a)        20,000         360,000
----------------------------------------------------------------
Petroleum Geo-Services ASA-ADR(a)
  (Norway)                                18,300         626,775
----------------------------------------------------------------
SEACOR Holdings Inc.(a)                   12,000         648,000
----------------------------------------------------------------
3-D Geophysical, Inc.(a)                  25,000         206,250
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
OIL & GAS (SERVICES)-(CONTINUED)

Veritas DGC, Inc.(a)                      13,900   $     284,950
----------------------------------------------------------------
                                                       3,496,725
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-3.06%

Baker Hughes, Inc.                        16,500         587,812
----------------------------------------------------------------
BJ Services Co.(a)                         3,000         134,625
----------------------------------------------------------------
Cooper Cameron Corp.(a)                   10,500         670,688
----------------------------------------------------------------
ENSCO International, Inc.(a)              33,000       1,427,250
----------------------------------------------------------------
Falcon Drilling Company, Inc.(a)          15,000         530,625
----------------------------------------------------------------
GulfMark International, Inc.(a)           11,000         610,500
----------------------------------------------------------------
National-Oilwell, Inc.(a)                 25,000         581,250
----------------------------------------------------------------
Noble Drilling Corp.(a)                   25,400         473,075
----------------------------------------------------------------
Petroleum Helicopters, Inc.               10,000         175,000
----------------------------------------------------------------
Pride Petroleum Services, Inc.(a)         39,000         682,500
----------------------------------------------------------------
Smith International, Inc.(a)              20,000         760,000
----------------------------------------------------------------
Tidewater, Inc.                            6,000         262,500
----------------------------------------------------------------
Tuboscope Vetco International
  Corp.(a)                                60,000         915,000
----------------------------------------------------------------
Weatherford Enterra, Inc.(a)              19,000         551,000
----------------------------------------------------------------
                                                       8,361,825
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.27%

American Pad & Paper Co.(a)              105,000       1,968,750
----------------------------------------------------------------
Thermo Fibergen Inc.(a)                   45,000         568,125
----------------------------------------------------------------
Wausau Paper Mills Co.                    48,125         926,406
----------------------------------------------------------------
                                                       3,463,281
----------------------------------------------------------------

POLLUTION CONTROL-0.02%

Tetra Technologies, Inc.(a)                2,400          50,100
----------------------------------------------------------------

PUBLISHING-0.16%

Desktop Data, Inc.(a)                      2,000          47,500
----------------------------------------------------------------
Harte-Hanks Communications, Inc.           1,800          46,575
----------------------------------------------------------------
Readers Digest Association,
  Inc.-Class A                             1,200          42,750
----------------------------------------------------------------
Scholastic Corp.(a)                        2,600         190,450
----------------------------------------------------------------
World Color Press, Inc.(a)                 4,800         107,400
----------------------------------------------------------------
                                                         434,675
----------------------------------------------------------------

RAILROADS-0.26%

Kansas City Southern Industries,
  Inc.                                    15,000         705,000
----------------------------------------------------------------

REAL ESTATE-0.19%

Insignia Financial Group,
  Inc.-Class A(a)                         24,000         519,000
----------------------------------------------------------------

RESTAURANTS-2.09%

Apple South, Inc.                         35,000         411,250
----------------------------------------------------------------
Boston Chicken, Inc.(a)                   18,000         654,750
----------------------------------------------------------------
Brinker International, Inc.(a)            25,000         425,000
----------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc.                                     8,000         163,000
----------------------------------------------------------------
IHOP Corp.(a)                              5,000         110,000
----------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                                  1,800          36,900
----------------------------------------------------------------
Logan's Roadhouse, Inc.(a)                20,000         365,000
----------------------------------------------------------------
Longhorn Steaks, Inc.(a)                  10,000         160,000
----------------------------------------------------------------
New York Bagel Enterprises(a)            110,000         921,250
----------------------------------------------------------------
Outback Steakhouse, Inc.(a)               10,000         231,875
----------------------------------------------------------------
Ryan's Family Steak Houses, Inc.(a)      150,000       1,106,250
----------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)               34,800         643,800
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
RESTAURANTS-(CONTINUED)

Taco Cabana-Class A(a)                    50,000   $     293,750
----------------------------------------------------------------
Wendy's International, Inc.                9,800         202,125
----------------------------------------------------------------
                                                       5,724,950
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.95%

Casey's General Stores, Inc.              72,000       1,296,000
----------------------------------------------------------------
Dominick's Supermarkets, Inc.(a)          45,000         894,375
----------------------------------------------------------------
Eckerd Corp. (The)(a)                     25,000         693,750
----------------------------------------------------------------
Einstein/Noah Bagel Corp.(a)              20,100         675,862
----------------------------------------------------------------
Revco D.S., Inc.(a)                       25,000         753,125
----------------------------------------------------------------
Starbucks Corp.(a)                         1,800          58,500
----------------------------------------------------------------
Wild Oats Markets Inc.(a)                 45,000         956,250
----------------------------------------------------------------
                                                       5,327,862
----------------------------------------------------------------

RETAIL (STORES)-7.72%

Abercrombie & Fitch Co.-Class A(a)        35,000         770,000
----------------------------------------------------------------
American Eagle Outfitters, Inc.(a)        15,000         262,500
----------------------------------------------------------------
Bed, Bath & Beyond, Inc.(a)                3,000          75,750
----------------------------------------------------------------
Best Buy Co., Inc.(a)                     35,000         573,125
----------------------------------------------------------------
Borders Group, Inc.(a)                     1,200          37,800
----------------------------------------------------------------
Brookstone, Inc.(a)                       10,000         111,250
----------------------------------------------------------------
CompUSA, Inc.(a)                          13,200         610,500
----------------------------------------------------------------
Consolidated Stores Corp.(a)                 900          34,762
----------------------------------------------------------------
Corporate Express, Inc.(a)                13,000         424,125
----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)               13,000         490,750
----------------------------------------------------------------
Duty Free International, Inc.              8,900         142,400
----------------------------------------------------------------
Family Dollar Stores, Inc.               115,000       1,955,000
----------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)        37,000       1,572,500
----------------------------------------------------------------
Gadzooks, Inc.(a)                         24,000         696,000
----------------------------------------------------------------
Garden Ridge Corp.(a)                     70,000         673,750
----------------------------------------------------------------
Gargoyles, Inc.(a)                        25,000         331,250
----------------------------------------------------------------
Gymboree Corp.(a)                          3,000          93,750
----------------------------------------------------------------
Hot Topic, Inc.(a)                        46,500       1,116,000
----------------------------------------------------------------
Kohl's Corp.(a)                            3,000         108,000
----------------------------------------------------------------
Little Switzerland, Inc.(a)               70,000         341,250
----------------------------------------------------------------
Loehmann's Holdings, Inc.(a)               3,900         104,813
----------------------------------------------------------------
Mac Frugals Bargains Close-Outs,
  Inc.(a)                                 60,000       1,462,500
----------------------------------------------------------------
Marks Bros. Jewelers, Inc.(a)              1,800          41,850
----------------------------------------------------------------
Melville Corp.(a)                         10,000         372,500
----------------------------------------------------------------
Mossimo, Inc.(a)                           5,000         108,125
----------------------------------------------------------------
Neiman Marcus Group, Inc. (The)(a)        16,000         522,000
----------------------------------------------------------------
Oakley, Inc.(a)                           30,000         446,250
----------------------------------------------------------------
Office Depot, Inc.(a)                     12,000         235,500
----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                 1,200          42,000
----------------------------------------------------------------
Petco Animal Supplies, Inc.(a)             7,000         164,500
----------------------------------------------------------------
Pier 1 Imports, Inc.                      54,000         756,000
----------------------------------------------------------------
Price/Costco, Inc.(a)                     10,000         198,750
----------------------------------------------------------------
Proffitt's, Inc.(a)                        4,200         169,575
----------------------------------------------------------------
Sports & Recreation, Inc.(a)              50,000         431,250
----------------------------------------------------------------
Sports Authority, Inc. (The)(a)           35,000         848,750
----------------------------------------------------------------
Stage Stores, Inc.(a)                    134,700       2,458,275
----------------------------------------------------------------
Staples, Inc.(a)                           3,600          67,050
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
RETAIL (STORES)-(CONTINUED)

Sunglass Hut International, Inc.(a)       65,000   $     576,875
----------------------------------------------------------------
Talbots, Inc.                             25,000         712,500
----------------------------------------------------------------
Tiffany & Co.                             11,800         436,600
----------------------------------------------------------------
U.S. Office Products Co.(a)               10,000         290,000
----------------------------------------------------------------
Whole Foods Market, Inc.(a)                6,800         174,250
----------------------------------------------------------------
Williams-Sonoma, Inc.(a)                   1,800          49,500
----------------------------------------------------------------
Zale Corp.(a)                              2,400          46,500
----------------------------------------------------------------
                                                      21,136,375
----------------------------------------------------------------

SCHOOLS-0.02%

Sylvan Learning Systems, Inc.(a)           1,200          50,700
----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.61%

Fisher Scientific International           30,000       1,346,250
----------------------------------------------------------------
Input/Output, Inc.(a)                     11,000         327,250
----------------------------------------------------------------
                                                       1,673,500
----------------------------------------------------------------

SEMICONDUCTORS-0.44%

Analog Devices, Inc.(a)                    6,800         176,800
----------------------------------------------------------------
Maxim Integrated Products, Inc.(a)         2,400          84,000
----------------------------------------------------------------
SDL, Inc.(a)                              35,000         595,000
----------------------------------------------------------------
Xilinx, Inc.(a)                           10,700         350,425
----------------------------------------------------------------
                                                       1,206,225
----------------------------------------------------------------

SHOES & RELATED APPAREL-0.04%

Kenneth Cole Productions, Inc.(a)          4,500          74,250
----------------------------------------------------------------
Nine West Group, Inc.(a)                     900          44,887
----------------------------------------------------------------
                                                         119,137
----------------------------------------------------------------

TELECOMMUNICATIONS-3.61%

ADC Telecommunications, Inc.(a)              900          61,537
----------------------------------------------------------------
Advanced Fibre Communications, Inc.(a)    17,200         982,550
----------------------------------------------------------------
American Portable Telecom, Inc.(a)        60,000         457,500
----------------------------------------------------------------
Andrew Corp.(a)                              900          43,875
----------------------------------------------------------------
Billing Information Concepts(a)           15,000         391,875
----------------------------------------------------------------
General Instrument Corp.(a)               23,000         462,875
----------------------------------------------------------------
LCC International, Inc.-Class A(a)        85,200       1,246,050
----------------------------------------------------------------
Metromedia International Group,
  Inc.(a)                                 50,000         493,750
----------------------------------------------------------------
Mobile Telecommunication
  Technologies Corp.(a)                    4,200          55,650
----------------------------------------------------------------

                                                      MARKET
                                       SHARES          VALUE
TELECOMMUNICATIONS-(CONTINUED)

Octel Communications Corp.(a)             30,000   $     476,250
----------------------------------------------------------------
Omnipoint Corp.(a)                        20,000         545,000
----------------------------------------------------------------
P-COM, Inc.(a)                            30,000         660,000
----------------------------------------------------------------
RMH Teleservices, Inc.(a)                 55,000         405,625
----------------------------------------------------------------
Tellabs, Inc.(a)                           8,500         723,563
----------------------------------------------------------------
Teltrend, Inc.(a)                         41,000       1,353,000
----------------------------------------------------------------
360 Communications Co.(a)                  3,000          67,875
----------------------------------------------------------------
Tollgrade Communications, Inc.(a)         35,000         910,000
----------------------------------------------------------------
Transaction Network Services, Inc.(a)     30,000         408,750
----------------------------------------------------------------
U.S. Long Distance Corp.(a)               15,000         125,625
----------------------------------------------------------------
                                                       9,871,350
----------------------------------------------------------------

TEXTILES-0.69%

Ashworth, Inc.(a)                         15,000          97,500
----------------------------------------------------------------
G & K Services, Inc.-Class A              28,500         826,500
----------------------------------------------------------------
Guess ?, Inc.(a)                          75,000         956,250
----------------------------------------------------------------
                                                       1,880,250
----------------------------------------------------------------

TOBACCO-0.27%

Consolidated Cigar Holdings, Inc.(a)      27,000         735,750
----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-1.20%

AirNet Systems, Inc.(a)                    6,000          78,000
----------------------------------------------------------------
Hvide Marine, Inc.-Class A(a)            120,000       1,785,000
----------------------------------------------------------------
Trico Marine Services, Inc.(a)            40,000       1,410,000
----------------------------------------------------------------
                                                       3,273,000
----------------------------------------------------------------
    Total Common Stocks                              239,699,298
----------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENTS-10.12%(c)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(d)                 $   694,693         694,693
----------------------------------------------------------------
SBC Capital Markets Inc., 5.55%,
  11/01/96(e)                         27,000,000      27,000,000
----------------------------------------------------------------
    Total Repurchase Agreements                       27,694,693
----------------------------------------------------------------
TOTAL INVESTMENTS-97.70%                             267,393,991
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.30%                    6,293,618
----------------------------------------------------------------
NET ASSETS-100.00%                                 $ 273,687,609
================================================================

Abbreviations:
ADR -- American Depository Receipt

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Deposited in escrow with custodian as collateral for securities sold short. See Note 7.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $233,856,598)                            $  267,393,991
---------------------------------------------------------
Receivables for:
  Investments sold                                139,372
---------------------------------------------------------
  Investments sold short                        1,917,412
---------------------------------------------------------
  Capital stock sold                           12,253,790
---------------------------------------------------------
  Dividends and interest                           55,565
---------------------------------------------------------
Investment for deferred compensation
  plan                                              1,508
---------------------------------------------------------
Other assets                                       43,850
---------------------------------------------------------
      Total assets                            281,805,488
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         5,401,638
---------------------------------------------------------
  Capital stock reacquired                        378,040
---------------------------------------------------------
  Deferred compensation                             1,508
---------------------------------------------------------
Market value of securities sold short
  (proceeds from sales $1,917,412)              2,034,500
---------------------------------------------------------
Accrued advisory fees                              74,799
---------------------------------------------------------
Accrued administrative service fees                 5,535
---------------------------------------------------------
Accrued directors' fees                               630
---------------------------------------------------------
Accrued distribution fees                          78,807
---------------------------------------------------------
Accrued transfer agent fees                        44,095
---------------------------------------------------------
Accrued operating expenses                         98,327
---------------------------------------------------------
      Total liabilities                         8,117,879
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $  273,687,609
=========================================================

NET ASSETS:

Class A                                    $  251,252,680
=========================================================
Class B                                    $   22,434,929
=========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  22,659,779
=========================================================
Class B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                   2,024,023
=========================================================

CLASS A:
  Net asset value and redemption price
    per share                              $        11.09
=========================================================
  Offering price per share:
    (Net assets value of $11.09
    divided by 94.50%)                     $        11.74
=========================================================

CLASS B:
  Net asset value and offering price
    per share                              $        11.08
=========================================================

STATEMENT OF OPERATIONS

For the period June 17, 1996 (date operations commenced) through October 31, 1996

INVESTMENT INCOME:

Dividends (net of $584 foreign
  withholding tax)                          $    180,536
--------------------------------------------------------
Interest                                         419,404
--------------------------------------------------------
    Total investment income                      599,940
--------------------------------------------------------

EXPENSES:

Advisory fees                                    425,194
--------------------------------------------------------
Administrative service fees                       19,841
--------------------------------------------------------
Custodian fees                                    28,363
--------------------------------------------------------
Directors' fees                                    3,657
--------------------------------------------------------
Distribution fees-Class A                        195,157
--------------------------------------------------------
Distribution fees-Class B                          9,333
--------------------------------------------------------
Transfer agent fees-Class A                      132,291
--------------------------------------------------------
Transfer agent fees-Class B                        2,247
--------------------------------------------------------
Dividends on short sales                           9,405
--------------------------------------------------------
Other                                             88,065
--------------------------------------------------------
      Total expenses                             913,553
--------------------------------------------------------
Less: Fees waived by advisor                    (144,946)
--------------------------------------------------------
    Expenses paid indirectly                      (1,037)
--------------------------------------------------------
      Net expenses                               767,570
--------------------------------------------------------
Net investment income (loss)                    (167,630)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                       (5,381,138)
--------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                       33,537,393
--------------------------------------------------------
  Securities sold short                         (117,088)
--------------------------------------------------------
                                              33,420,305
--------------------------------------------------------
  Net gain on investment securities           28,039,167
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $ 27,871,537
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period June 17, 1996 (date operations commenced) through October 31,
1996

OPERATIONS:

  Net investment income (loss)                                                                        $      (167,630)
---------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities                                               (5,381,138)
---------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                                                         33,420,305
---------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                                                27,871,537
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                 222,946,738
---------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                  22,869,334
---------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                                         273,687,609
---------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                                              --
---------------------------------------------------------------------------------------------------------------------
  End of period                                                                                       $   273,687,609
---------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                                          $   245,649,966
---------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                                   (1,524)
---------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of investment securities                                 (5,381,138)
---------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                                                         33,420,305
---------------------------------------------------------------------------------------------------------------------
                                                                                                      $   273,687,609
=====================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Capital Development Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares commenced operations on June 17, 1996 and Class B shares commenced sales on October 1, 1996. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996,

   $166,106 was reclassified from undistributed net investment income (loss) to paid-in capital as a result of a net operating tax loss. Net assets of the Fund were unaffected by the reclassification.
C. Accounting for Securities Sold Short--When the Fund sells common stock short, an amount equal to the proceeds of the sales is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund will attempt to hedge against market risk by entering into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns. Such short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities may be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio may be wholly or partially offset by a corresponding loss in the short position.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $4,645,136 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2004.
E. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees on the Fund to the extent necessary to keep the annual expense ratio for Class A shares at 1.34% for two years commencing August 12, 1996. During the period June 17, 1996 (date operations commenced) through October 31, 1996, AIM waived fees of $144,946.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period June 17, 1996 (date operations commenced) through October 31, 1996, AIM was reimbursed $19,841 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the period June 17, 1996 (date operations commenced) through October 31, 1996, AFS was paid $75,666 for such services.
  The Fund received reductions in transfer agency fees of $746 from dividends received on balances in cash management accounts. In addition, the Fund incurred expenses of $291 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,037 during the period June 17, 1996 (date operations commenced) through October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the respective commencement periods of operations through October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $195,157 and $9,333, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $926,213 from Class A capital stock transactions during the period June 17, 1996 (date operations commenced) through October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A capital stock. During the period June 17, 1996 (date operations commenced) through October 31, 1996, AIM Distributors received $733 in contingent deferred sales charges imposed on redemptions of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Distributors and AFS.
  During the period June 17, 1996 (date operations commenced) through October 31, 1996 the Fund paid legal fees of $415 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

Effective July 19, 1996, the Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 19, 1996 through October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period June 17, 1996 (date operations commenced) through October 31, 1996 was $226,688,330 and $15,145,287, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                  $   42,977,708
-------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (10,176,317)
-------------------------------------------------------
Net unrealized appreciation of
  investment securities                  $   32,801,391
=======================================================

Cost of investments for tax purposes is $234,592,600.

NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding during the period June 17, 1996 (date operations commenced) through October 31, 1996 were as follows:

                                                      1996
                                         ------------------------------
                                            SHARES          AMOUNT
                                         ------------   ---------------
Sold:
  Class A                                  24,923,432   $   246,810,746
-----------------------------------------------------------------------
  Class B*                                  2,026,599        22,898,153
-----------------------------------------------------------------------
Reacquired:
  Class A                                  (2,263,653)      (23,864,008)
-----------------------------------------------------------------------
  Class B*                                     (2,576)          (28,819)
-----------------------------------------------------------------------
                                           24,683,802   $   245,816,072
=======================================================================
* Class B shares commenced sales on October 1, 1996.

NOTE 7-SECURITIES SOLD SHORT

Outstanding short sales as of October 31, 1996:

                                                  PROCEEDS      UNREALIZED
                           SHARES      MARKET    FROM SHORT    APPRECIATION
         ISSUER          SOLD SHORT    VALUE        SALES     (DEPRECIATION)
------------------------ ----------  ----------  -----------  --------------
Federal National
  Mortgage Association     52,000    $2,034,500  $1,917,412     $ (117,088)
============================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the period June 17, 1996 (date operations commenced) through October 31, 1996 and for a share of Class B capital stock outstanding the period October 1, 1996 (date sales commenced) through October 31, 1996.

                                            CLASS A        CLASS B
                                              1996           1996
                                           ----------     ----------
Net asset value, beginning of period       $    10.00     $    11.26
------------------------------------------ ----------     ----------
Income from investment operations:
    Net investment income (loss)                (0.01)(a)      (0.01)(a)
------------------------------------------ ----------     ----------
    Net gains (losses) on securities (both
      realized and unrealized)                   1.10          (0.17)
------------------------------------------ ----------     ----------
        Total from investment operations         1.09          (0.18)
------------------------------------------ ----------     ----------
Net asset value, end of period             $    11.09     $    11.08
========================================== ==========     ==========
Total return(b)                                 10.90%         (1.60)%
========================================== ==========     ==========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)   $  251,253     $   22,435
========================================== ==========     ==========
Ratio of expenses to average net
  assets(c)(d)                                   1.35%(e)       1.89%(f)
========================================== ==========     ==========
Ratio of net investment income (loss) to
  average net assets(c)                         (0.29)%(e)     (0.83)%(f)
========================================== ==========     ==========
Portfolio turnover rate                            13%            13%
========================================== ==========     ==========
Average broker commission rate             $   0.0550     $   0.0550
========================================== ==========     ==========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers. Ratios are annualized and based on average net assets of $148,555,639 for the Class A shares and $10,988,774 for the Class B shares.
(d) Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been 1.34% for the Class A shares. The ratio for the Class B shares would have remained the same.
(e) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 1.60% and (0.54)%, respectively, for Class A shares.
(f) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 2.28% and (1.22)%, respectively, for Class B shares.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                       MARKET
                                        SHARES         VALUE
COMMON STOCKS-79.94%

ADVERTISING/BROADCASTING-0.02%

Interpublic Group of Companies, Inc.        1,600   $     90,600
----------------------------------------------------------------
AEROSPACE/DEFENSE-1.19%
Boeing Co. (The)                           21,000      2,071,125
----------------------------------------------------------------
United Technologies Corp.                  40,800      3,085,500
----------------------------------------------------------------
                                                       5,156,625
----------------------------------------------------------------

AIRLINES-0.98%

AMR Corp.(a)                               22,000      2,048,750
----------------------------------------------------------------
Delta Air Lines, Inc.                      24,000      2,211,000
----------------------------------------------------------------
                                                       4,259,750
----------------------------------------------------------------

BANKING-2.80%

Bank of Boston Corp.                       20,000      1,455,000
----------------------------------------------------------------
Fifth Third Bancorp                        37,800      2,820,825
----------------------------------------------------------------
NationsBank Corp.                          64,000      3,864,000
----------------------------------------------------------------
Norwest Corp.                              34,800      1,735,650
----------------------------------------------------------------
State Street Corp.                         29,200      2,299,500
----------------------------------------------------------------
                                                      12,174,975
----------------------------------------------------------------

BANKING (MONEY CENTER)-0.89%

Chase Manhattan Corp.                      20,000      1,852,500
----------------------------------------------------------------
Citicorp                                   18,000      2,027,250
----------------------------------------------------------------
                                                       3,879,750
----------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-1.83%

Coca-Cola Co. (The)                        70,000      4,453,750
----------------------------------------------------------------
PepsiCo, Inc.                             100,000      3,487,500
----------------------------------------------------------------
                                                       7,941,250
----------------------------------------------------------------

BIOTECHNOLOGY-0.52%

Guidant Corp.                              33,300      2,272,725
----------------------------------------------------------------

BUSINESS SERVICES-1.69%

AccuStaff, Inc.(a)                         69,300      1,264,725
----------------------------------------------------------------
Cognizant Corp.                            21,700        707,963
----------------------------------------------------------------
Equifax, Inc.                             135,000      3,881,250
----------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)              65,900      1,499,225
----------------------------------------------------------------
                                                       7,353,163
----------------------------------------------------------------

CHEMICALS-1.08%

Goodrich (B.F.) Co.                        56,100      2,236,987
----------------------------------------------------------------
Monsanto Co.                               57,200      2,445,300
----------------------------------------------------------------
                                                       4,682,287
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.37%

IMC Global, Inc.                           44,000      1,622,500
----------------------------------------------------------------

COMPUTER MAINFRAMES-0.56%

International Business Machines
  Corp.                                    15,000      2,411,250
----------------------------------------------------------------

COMPUTER MINI/PCS-3.35%

Compaq Computer Corp.(a)                   50,000      4,268,750
----------------------------------------------------------------

                                                       MARKET
                                        SHARES         VALUE
                                                       MARKET
COMPUTER MINI/PCS-(CONTINUED)           SHARES         VALUE

Dell Computer Corp.(a)                     50,000   $  4,184,375
----------------------------------------------------------------
Hewlett-Packard Co.                        61,000      3,202,500
----------------------------------------------------------------
Sun Microsystems, Inc. (a)                100,000      2,881,250
----------------------------------------------------------------
                                                      14,536,875
----------------------------------------------------------------

COMPUTER NETWORKING-0.16%

Ascend Communications, Inc.(a)             14,800        677,100
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-2.22%

Computer Associates International,
  Inc.                                     24,000      1,248,000
----------------------------------------------------------------
Fiserv, Inc.(a)                            62,400      2,355,600
----------------------------------------------------------------
Microsoft Corp.(a)                         49,800      6,050,700
----------------------------------------------------------------
                                                       9,654,300
----------------------------------------------------------------

CONGLOMERATES-1.71%

Corning Inc.                               28,000      1,351,000
----------------------------------------------------------------
Loews Corp.                                45,000      4,134,375
----------------------------------------------------------------
Tyco International Ltd.                    32,000      1,952,000
----------------------------------------------------------------
                                                       7,437,375
----------------------------------------------------------------

COSMETICS & TOILETRIES-2.44%

Gillette Co.                               37,000      3,145,000
----------------------------------------------------------------
Procter & Gamble Co. (The)                 25,000      3,143,750
----------------------------------------------------------------
Warner-Lambert Co.                         44,000      4,312,000
----------------------------------------------------------------
                                                      10,600,750
----------------------------------------------------------------

ELECTRIC POWER-1.65%

Allegheny Power System, Inc.               49,500      1,299,375
----------------------------------------------------------------
American Electric Power Co.                73,200      2,964,600
----------------------------------------------------------------
Consolidated Edison Co. of New York,
  Inc.                                     42,300      1,173,825
----------------------------------------------------------------
Entergy Corp.                              17,200        402,050
----------------------------------------------------------------
Houston Industries, Inc.                   65,500      1,310,000
----------------------------------------------------------------
                                                       7,149,850
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-2.50%

Emerson Electric Co.                       61,000      3,095,750
----------------------------------------------------------------
General Electric Co.                       50,000      5,543,750
----------------------------------------------------------------
Honeywell, Inc.                            31,200      2,203,500
----------------------------------------------------------------
                                                      10,843,000
----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.20%

Franklin Resources, Inc.                   51,450      3,041,981
----------------------------------------------------------------
Merrill Lynch & Co., Inc.                  23,000      2,190,750
----------------------------------------------------------------
                                                       5,232,731
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-2.74%

Federal Home Loan Mortgage Corp.          107,000      3,410,625
----------------------------------------------------------------
Federal National Mortgage
  Association                             108,000      4,441,500
----------------------------------------------------------------
Student Loan Marketing Association         34,200      4,044,150
----------------------------------------------------------------
                                                      11,896,275
----------------------------------------------------------------

                                                       MARKET
                                        SHARES         VALUE
FINANCE (SAVINGS & LOAN)-1.33%

Great Western Financial Corp.              70,000   $  2,940,000
----------------------------------------------------------------
H.F. Ahmanson & Co.                        73,900      2,817,437
----------------------------------------------------------------
                                                       5,757,437
----------------------------------------------------------------

FOOD/PROCESSING-1.40%

ConAgra, Inc.                              48,000      2,766,000
----------------------------------------------------------------
Sara Lee Corp.                             78,900      3,313,800
----------------------------------------------------------------
                                                       6,079,800
----------------------------------------------------------------

FUNERAL SERVICES-0.81%

Service Corp. International               103,300      3,538,025
----------------------------------------------------------------

HOTELS/MOTELS-0.55%

HFS, Inc.(a)                               40,000      2,370,000
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.28%

Conseco Inc.                              100,000      4,137,500
----------------------------------------------------------------
Equitable Companies, Inc.                  48,200      1,409,850
----------------------------------------------------------------
                                                       5,547,350
----------------------------------------------------------------
INSURANCE (MULTI-LINE PROPERTY)-4.45%

Allstate Corp.                             66,000      4,323,000
----------------------------------------------------------------
American International Group, Inc.         33,900      4,356,150
----------------------------------------------------------------
Chubb Corp.                                37,000      2,136,750
----------------------------------------------------------------
CIGNA Corp.                                14,900      2,240,588
----------------------------------------------------------------
MGIC Investment Corp.                      21,000      1,706,250
----------------------------------------------------------------
Travelers Group, Inc.                      82,000      4,540,750
----------------------------------------------------------------
                                                      19,303,488
----------------------------------------------------------------

LEISURE & RECREATION-2.16%

Carnival Corp.-Class A                    112,000      4,130,000
----------------------------------------------------------------
Eastman Kodak Co.                          12,000      1,002,000
----------------------------------------------------------------
Walt Disney Co. (The)                      52,000      4,264,000
----------------------------------------------------------------
                                                       9,396,000
----------------------------------------------------------------

MACHINERY (HEAVY)-1.24%

Caterpillar Inc.                           25,000      2,225,000
----------------------------------------------------------------
Ingersoll-Rand Co.                         64,200      3,153,825
----------------------------------------------------------------
                                                       5,378,825
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.07%

Thermo Electron Corp.(a)                  135,000      4,657,500
----------------------------------------------------------------

MEDICAL (DRUGS)-6.69%

Abbott Laboratories                        30,000      1,830,000
----------------------------------------------------------------
American Home Products Corp.               50,000      3,312,500
----------------------------------------------------------------
Bristol-Myers Squibb Co.                   64,900      4,250,950
----------------------------------------------------------------
Cardinal Health, Inc.                      34,000      1,810,500
----------------------------------------------------------------
Johnson & Johnson                          71,900      4,403,875
----------------------------------------------------------------
Lilly (Eli) & Co.                          34,600      3,040,475
----------------------------------------------------------------
Merck & Co., Inc.                          70,200      6,353,100
----------------------------------------------------------------
Pfizer, Inc.                               42,000      4,032,000
----------------------------------------------------------------
                                                      29,033,400
----------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-1.88%

Baxter International Inc.                  65,400      3,131,025
----------------------------------------------------------------

                                                       MARKET
                                        SHARES         VALUE
MEDICAL (INSTRUMENTS/PRODUCTS)-(CONTINUED)

Boston Scientific Corp.(a)                 39,900   $  1,925,175
----------------------------------------------------------------
Medtronic, Inc.                            20,000      1,385,000
----------------------------------------------------------------
Sybron International Corp.(a)              51,600      1,715,700
----------------------------------------------------------------
                                                       8,156,900
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-2.28%

Columbia/HCA Healthcare Corp.             113,000      3,955,000
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                      152,800      3,017,800
----------------------------------------------------------------
United Healthcare Corp.                    60,000      2,917,500
----------------------------------------------------------------
                                                       9,890,300
----------------------------------------------------------------

METALS-0.47%

Aluminum Company of America                29,000      2,026,375
----------------------------------------------------------------

NATURAL GAS PIPELINE-0.76%

El Paso Natural Gas Co.                    57,100      3,318,938
----------------------------------------------------------------

OFFICE AUTOMATION-0.99%

Danka Business Systems PLC-ADR
  (United Kingdom)                         42,700      1,305,018
----------------------------------------------------------------
Xerox Corp.                                48,600      2,988,900
----------------------------------------------------------------
                                                       4,293,918
----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.38%

Apache Corp.                               48,400      1,645,600
----------------------------------------------------------------

OIL & GAS (SERVICES)-3.22%

Exxon Corp.                                70,000      3,963,750
----------------------------------------------------------------
Halliburton Co.                            37,000      2,613,125
----------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York shares (Netherlands)                21,000      3,785,250
----------------------------------------------------------------
Texaco, Inc.                               31,000      3,270,500
----------------------------------------------------------------
Unocal Corp.                                8,600        327,875
----------------------------------------------------------------
                                                      13,960,500
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.24%

Baker Hughes, Inc.                         69,200      2,387,400
----------------------------------------------------------------
Schlumberger Ltd.                          27,000      2,990,250
----------------------------------------------------------------
                                                       5,377,650
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-2.02%

Bowater, Inc.                              47,000      2,032,750
----------------------------------------------------------------
Kimberly-Clark Corp.                       91,000      4,663,750
----------------------------------------------------------------
Mead Corp.                                 37,000      2,076,625
----------------------------------------------------------------
                                                       8,773,125
----------------------------------------------------------------

PUBLISHING-0.36%

New York Times Co.-Class A                 36,600      1,582,950
----------------------------------------------------------------

RAILROADS-0.37%

Canadian National Railway Co.
  (Canada)                                 41,900      1,613,150
----------------------------------------------------------------

RESTAURANTS-0.03%

Applebee's International, Inc.              6,900        161,287
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.93%

Kroger Co.(a)                             114,200      3,140,500
----------------------------------------------------------------

                                                       MARKET
RETAIL (FOOD & DRUG)-(CONTINUED)        SHARES         VALUE

Rite Aid Corp.                             75,100   $  3,454,600
----------------------------------------------------------------
Safeway, Inc.(a)                           40,500      1,807,312
----------------------------------------------------------------
                                                       8,402,412
----------------------------------------------------------------

RETAIL (STORES)-2.34%

CVS Corp.                                  36,000      1,786,500
----------------------------------------------------------------
Lowe's Companies, Inc.                     83,500      3,173,000
----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                 23,500        766,688
----------------------------------------------------------------
Staples, Inc.(a)                           80,000      1,440,000
----------------------------------------------------------------
Sysco Corp.                                43,500      1,544,250
----------------------------------------------------------------
Toys "R" Us, Inc.(a)                       51,700      1,473,450
----------------------------------------------------------------
                                                      10,183,888
----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.36%

Perkin-Elmer Corp.                         21,600      1,568,700
----------------------------------------------------------------

SEMICONDUCTORS-3.78%

Altera Corp.(a)                            59,000      2,924,188
----------------------------------------------------------------
Applied Materials, Inc.(a)                 62,000      3,402,250
----------------------------------------------------------------
Intel Corp.                                28,000      4,287,500
----------------------------------------------------------------
Motorola, Inc.                             54,700      3,131,575
----------------------------------------------------------------
Texas Instruments, Inc.                    30,000      2,677,500
----------------------------------------------------------------
                                                      16,423,013
----------------------------------------------------------------

SHOES & RELATED APPAREL-0.26%

Nike, Inc. - Class B                       19,700      1,108,125
----------------------------------------------------------------

TELECOMMUNICATIONS-1.74%

Lucent Technologies, Inc.                  55,900      3,305,088
----------------------------------------------------------------
WorldCom, Inc.(a)                         176,800      4,243,200
----------------------------------------------------------------
                                                       7,548,288
----------------------------------------------------------------

TELEPHONE-2.20%

BellSouth Corp.                            49,400   $  2,198,300
----------------------------------------------------------------
Cincinnati Bell, Inc.                      75,000      4,200,000
----------------------------------------------------------------
SBC Communications, Inc.                   57,000      3,163,500
----------------------------------------------------------------
                                                       9,561,800
----------------------------------------------------------------

TOBACCO-2.45%

Phillip Morris Companies, Inc.            183,000      7,205,625
----------------------------------------------------------------
RJR Nabisco Holdings Corp.                115,000      3,421,250
----------------------------------------------------------------
                                                      10,626,875
----------------------------------------------------------------
    Total Common Stocks                              347,158,750
----------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS-0.34%

INSURANCE (MULTI-LINE PROPERTY)-0.34%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                     21,100      1,474,362
----------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
U.S. TREASURY BILLS-12.96%(B)

5.10%, 06/26/97                      $56,730,000(c)     56,280,223
-----------------------------------------------------------------

REPURCHASE AGREEMENTS-5.81%(D)

HSBC Securities, Inc., 5.49%,
  05/01/97(e)                         25,227,733       25,227,733
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.05%                              430,141,068
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.95%                     4,140,970
-----------------------------------------------------------------
NET ASSETS-100.00%                                 $  434,282,038
-----------------------------------------------------------------

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principle balance was pledged as collateral to cover margin requirements for open futures contract. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/97 with maturing value of $200,030,500. Collateralized by $85,760,000 U.S. Government agency obligations, 0% to 7.15% due 07/18/97 to 02/14/06 and $116,271,000 U.S.
    Treasury obligations, 5.875% to 7.875% due 06/30/01 to 08/15/05 with an aggregate market value at April 30, 1997 of $204,003,650.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)

ASSETS:

Investments, at market value (cost
  $387,353,855)                              $430,141,068
---------------------------------------------------------
Receivables for:
  Investments sold                              3,170,112
---------------------------------------------------------
  Capital stock sold                            5,666,351
---------------------------------------------------------
  Dividends and interest                          273,668
---------------------------------------------------------
  Variation margin                                213,000
---------------------------------------------------------
Investment for deferred compensation plan           2,375
---------------------------------------------------------
Other assets                                       59,453
---------------------------------------------------------
    Total assets                             $439,526,027
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                      $  4,136,009
---------------------------------------------------------
  Capital stock reacquired                        626,002
---------------------------------------------------------
  Deferred compensation                             2,375
---------------------------------------------------------
Accrued advisory fees                             237,752
---------------------------------------------------------
Accrued administrative service fees                 5,859
---------------------------------------------------------
Accrued directors' fees                             1,995
---------------------------------------------------------
Accrued distribution fees                         171,767
---------------------------------------------------------
Accrued transfer agent fees                        47,902
---------------------------------------------------------
Accrued operating expenses                         14,328
---------------------------------------------------------
    Total liabilities                           5,243,989
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING  $434,282,038
---------------------------------------------------------

NET ASSETS:

  Class A                                    $318,365,527
---------------------------------------------------------
  Class B                                    $115,916,511
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                12,041,534
---------------------------------------------------------
  Class B:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                 4,395,452
---------------------------------------------------------

CLASS A:

Net asset value and redemption price per
  share                                      $      26.44
---------------------------------------------------------

OFFERING PRICE PER SHARE:

  (Net asset value of $26.44 divided by
    94.50%)                                  $      27.98
---------------------------------------------------------

CLASS B:

Net asset value and offering price per
  share                                             26.37
---------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $3,596 foreign withholding
  tax)                                        $ 1,496,700
---------------------------------------------------------
Interest                                        1,200,744
---------------------------------------------------------
    Total investment income                     2,697,444
---------------------------------------------------------

EXPENSES:

Advisory fees                                     953,904
---------------------------------------------------------
Custodian fees                                     26,464
---------------------------------------------------------
Distribution fees -- Class A                      355,285
---------------------------------------------------------
Distribution fees -- Class B                      247,408
---------------------------------------------------------
Transfer agent fees -- Class A                    132,626
---------------------------------------------------------
Transfer agent fees -- Class B                     69,650
---------------------------------------------------------
Administrative service fees                        34,499
---------------------------------------------------------
Directors' fees                                     3,261
---------------------------------------------------------
Other                                             106,445
---------------------------------------------------------
    Total expenses                              1,929,542
---------------------------------------------------------
Less expenses assumed by advisor                  (90,499)
---------------------------------------------------------
    Net expenses                                1,839,043
---------------------------------------------------------
Net investment income                             858,401
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain on sales of investment
  securities                                    4,074,170
---------------------------------------------------------
Net unrealized appreciation of:
    Investment securities                      15,525,348
---------------------------------------------------------
    Futures contracts                             305,318
---------------------------------------------------------
                                               15,830,666
---------------------------------------------------------

Net gain on investment securities and
  futures contracts                            19,904,836
---------------------------------------------------------

Net increase in net assets resulting from
  operations                                  $20,763,237
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the one month ended October 31, 1996 (Unaudited)

                                                                                  ONE MONTH ENDED
                                                                  APRIL 30,         OCTOBER 31,
                                                                    1997               1996
                                                              -----------------   ---------------
OPERATIONS:
  Net investment income                                         $    858,401       $      7,068
-------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities              4,074,170          1,953,887
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and futures contracts                              15,830,666            254,588
-------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          20,763,237          2,215,543
-------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                (302,061)                --
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains            (13,654,606)                --
-------------------------------------------------------------------------------------------------
Capital stock transactions -- net:
  Class A                                                        192,860,065         11,821,515
-------------------------------------------------------------------------------------------------
  Class B                                                        106,067,049          8,096,586
-------------------------------------------------------------------------------------------------
    Net increase in net assets                                   305,733,684         22,133,644
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                            128,548,354        106,414,710
-------------------------------------------------------------------------------------------------
  End of period                                                 $434,282,038       $128,548,354
-------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                    $386,410,003       $ 87,482,889
-------------------------------------------------------------------------------------------------
  Undistributed net investment income                                765,345            209,005
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities                                                     4,043,977         13,624,413
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                             43,062,713         27,232,047
-------------------------------------------------------------------------------------------------
                                                                $434,282,038       $128,548,354
=================================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Blue Chip Fund, AIM Aggressive Growth Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class B shares commenced operations on October 1, 1996. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund's investment objective is long-term growth of capital. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees for two years to the extent necessary to keep the annual expense ratio for Class A shares at 1.31% for such period. During the six months ended April 30, 1997, AIM voluntarily waived advisory fees in the amounts of $88,557.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $34,499 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1997, AFS was paid $98,590, for such services.
  The fund received reductions in transfer agency fees of $1,942 from dividends received on balances in cash management bank accounts. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,942 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM

Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $355,285 and $247,408, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $561,119 from sales of shares of the Class A's capital stock transactions during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the six months ended April 30, 1997, AIM Distributors received commissions of $37,936 in contingent deferred sales charges imposed on redemption of Fund Shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1997, the Fund paid legal fees of $2,574, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank d/b/a Chemical Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 4-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1997 was $297,101,775 and $72,246,352, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:

                                                              APRIL 30,
                                                                1997
                                                             -----------
Aggregate unrealized appreciation of investment securities   $47,802,414
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
 securities                                                   (5,027,924)
------------------------------------------------------------------------
Net unrealized appreciation of investment securities         $42,774,490
========================================================================

  Costs of investments for tax purposes is $387,366,578.

NOTE 5-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 1997 and the one month ended October 31, 1996 were as follows:

                                                                   APRIL 30, 1997            OCTOBER 31, 1996
                                                              -------------------------   ----------------------
                                                                SHARES        AMOUNT       SHARES      AMOUNT
                                                              ----------   ------------   --------   -----------
Sold:
  Class A                                                      9,229,884   $240,812,000    620,358   $16,142,093
----------------------------------------------------------------------------------------------------------------
  Class B*                                                     4,281,712    111,295,514    313,256     8,163,778
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        475,660     11,415,842         --            --
----------------------------------------------------------------------------------------------------------------
  Class B*                                                        59,879      1,437,104         --            --
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (2,282,834)   (59,367,777)  (165,098)   (4,320,578)
----------------------------------------------------------------------------------------------------------------
  Class B*                                                      (256,818)    (6,665,569)    (2,577)      (67,192)
----------------------------------------------------------------------------------------------------------------
                                                              11,507,483    298,927,114    765,939   $19,918,101
================================================================================================================

* Class B shares commenced operations on October 1, 1996.

NOTE 7-OPEN FUTURES CONTRACTS

On April 30, 1997, $2,368,000, principal amount of U.S. Treasury bills were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                              NO. OF       MONTH/       UNREALIZED
                                                               CONTRACT      CONTRACTS   COMMITMENT    APPRECIATION
                                                               --------      ---------   -----------   ------------
Open futures contracts at April 30, 1997:                    S&P 500 Index      142      June 97/Buy    $ 275,500

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding of the Class A shares during the six months ended April 30, 1997, the one month ended October 31, 1996 and each of the years in the eight-year period ended September 30, 1996 and for a share of capital stock outstanding of the Class B shares during the six months ended April 30, 1997 and the period October 1, 1996 (date operations commenced) through October 31, 1996.

                                                                                        SEPTEMBER 30,
                                    APRIL 30,      OCTOBER 31,    ---------------------------------------------------------
                                       1997           1996        1996(a)        1995        1994        1993        1992
     CLASS A:                       ----------     -----------    --------     --------    --------    --------    --------
Net asset value, beginning of
 period                              $  26.08       $  25.56      $  23.83     $  19.22    $  18.89    $  18.24    $  16.77
----------------------------------   --------       --------      --------     --------    --------    --------    --------
Income from investment operations:
   Net investment income                 0.07          (0.00)         0.33         0.14        0.15        0.19        0.20
----------------------------------   --------       --------      --------     --------    --------    --------    --------
   Net realized and unrealized
     gains (losses) on investments       2.51           0.52          4.61         5.05        1.24        0.63        1.48
----------------------------------   --------       --------      --------     --------    --------    --------    --------
       Total from investment
         operations                      2.58           0.52          4.94         5.19        1.39        0.82        1.68
----------------------------------   --------       --------      --------     --------    --------    --------    --------
Less distributions:
   Dividends from net investment
     income                            (0.05)             --         (0.21)       (0.12)      (0.21)      (0.17)      (0.21)
----------------------------------   --------       --------      --------     --------    --------    --------    --------
   Distributions from net realized
     gains                             (2.17)             --         (3.00)       (0.46)      (0.85)         --          --
----------------------------------   --------       --------      --------     --------    --------    --------    --------
       Total distributions             (2.22)             --         (3.21)       (0.58)      (1.06)      (0.17)      (0.21)
----------------------------------   --------       --------      --------     --------    --------    --------    --------
Net asset value, end of period       $  26.44       $  26.08      $  25.56     $  23.83    $  19.22    $  18.89    $  18.24
==================================   ========       ========      ========     ========    ========    ========    ========
Total return(b)                         10.75%          2.04%        22.39%       27.84%       7.69%       4.54%      10.10%
==================================   ========       ========      ========     ========    ========    ========    ========
Ratios/supplement data:
Net assets, end of period (000s
 omitted)                            $318,366       $120,448      $106,415     $ 71,324    $ 60,115    $ 65,112    $ 61,601
==================================   ========       ========      ========     ========    ========    ========    ========
Ratio of expenses to average net
 assets                                  1.30%(c)(d)(e)  1.30%(e)     1.26%(e)      1.3%        1.4%        1.3%        1.4%
==================================   ========       ========      ========     ========    ========    ========    ========
Ratio of net investment income to
 average net assets                      0.84%(c)(f)     0.12%(f)     0.53%(f)      0.7%        0.8%        1.0%        1.2%
==================================   ========       ========      ========     ========    ========    ========    ========
Portfolio turnover rate                    29%            10%           58%          17%         13%         25%          5%
==================================   ========       ========      ========     ========    ========    ========    ========
Average Brokerage Commission
 Rate(g)                             $ 0.0622       $ 0.0665           N/A          N/A         N/A         N/A         N/A
==================================   ========       ========      ========     ========    ========    ========    ========

                                             SEPTEMBER 30,
                                    --------------------------------
                                      1991        1990        1989
     CLASS A:                       --------    --------    --------
Net asset value, beginning of
 period                             $  13.60    $  13.82    $  11.48
----------------------------------  --------    --------
Income from investment operations:
   Net investment income                0.23        0.25        0.24
----------------------------------  --------    --------    --------
   Net realized and unrealized
     gains (losses) on investments      3.19       (0.20)       2.25
----------------------------------  --------    --------    --------
       Total from investment
         operations                     3.42        0.05        2.49
----------------------------------  --------    --------    --------
Less distributions:
   Dividends from net investment
     income                            (0.25)      (0.27)      (0.15)
----------------------------------  --------    --------    --------
   Distributions from net realized
     gains                                --          --          --
----------------------------------  --------    --------    --------
       Total distributions             (0.25)      (0.27)      (0.15)
----------------------------------  --------    --------    --------
Net asset value, end of period      $  16.77    $  13.60    $  13.82
==================================  ========    ========    ========
Total return(b)                        25.52%       0.34%      21.98%
==================================  ========    ========    ========
Ratios/supplement data:
Net assets, end of period (000s
 omitted)                           $ 46,958    $ 31,706    $ 21,170
==================================  ========    ========    ========
Ratio of expenses to average net
 assets                                  1.5%        1.6%        1.7%
==================================  ========    ========    ========
Ratio of net investment income to
 average net assets                      1.6%        2.0%        1.9%
==================================  ========    ========    ========
Portfolio turnover rate                    9%         12%         15%
==================================  ========    ========    ========
Average Brokerage Commission
 Rate(g)                                 N/A         N/A         N/A
==================================  ========    ========    ========

(a) The Fund changed investment advisors on June 3, 1996.

(b) Does not deduct sales charges and periods for less than one year are not annualized.

(c) Ratios are annualized and based on average net assets of $204,702,290.

(d) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(e) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.37% (annualized), 1.37% (annualized) and 1.28% for the periods ended 1997, October 31, 1996 and September 30, 1996, respectively.

(f) After waiver of fees and/or expense reimbursements. Ratios of net investment income to average net assets prior to waiver of fees and/or expense reimbursements were 0.77% (annualized), 0.05% (annualized) and 0.51% for the periods ended 1997, October 31, 1996 and September 30, 1996, respectively.

(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                                              APRIL 30,       OCTOBER 31,
                                                                 1997            1996
CLASS B:                                                      ----------      -----------
Net asset value, beginning of period                           $  26.07        $  25.56
------------------------------------------------------------   --------        --------
Income from investment operations:
   Net investment income                                           0.01           (0.01)
------------------------------------------------------------   --------        --------
   Net realized and unrealized gains (losses) on investments       2.49            0.52
------------------------------------------------------------   --------        --------
       Total from investment operations                            2.50            0.51
------------------------------------------------------------   --------        --------
Less distributions:
   Dividends from net investment income                           (0.03)             --
------------------------------------------------------------   --------        --------
   Distributions from net realized gains                          (2.17)             --
------------------------------------------------------------   --------        --------
       Total distributions                                        (2.20)             --
------------------------------------------------------------   --------        --------
Net asset value, end of period                                 $  26.37        $  26.07
============================================================   ========        ========
Total return(a)                                                   10.42%           2.00%
============================================================   ========        ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $115,917        $  8,101
============================================================   ========        ========
Ratio of expenses to average net assets(a)                         2.10%(b)(c)(d)  2.01%(d)
============================================================   ========        ========
Ratio of net investment income (loss) to average net assets        0.04%(b)(e)    (0.58)%(e)
============================================================   ========        ========
Portfolio turnover rate                                              29%             10%
============================================================   ========        ========
Average Brokerage Commission Rate(f)                           $ 0.0622        $ 0.0665
============================================================   ========        ========

(a) Does not deduct sales charges and periods for less than one year are not annualized.
(b) Ratios are annualized and based on average net assets of $49,891,750.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 2.17% (annualized)
    and 2.08% (annualized) for the periods 1997-1996, respectively.
(e) After waiver of fees and/or expense reimbursements. Ratios of net investment income
    (loss) to average net assets prior to waiver of fees and/or expense reimbursements were (0.03)% (annualized) and (0.65)% (annualized) for the periods 1997-1996, respectively.
(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc. ("AIM Advisors").

(3) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

  The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............    4,528,722             62,834             129,363
(3)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                       MARKET
                                        SHARES         VALUE
COMMON STOCKS-83.81%
ADVERTISING/BROADCASTING-0.08%

True North Communications, Inc.          148,200   $    2,834,324
-----------------------------------------------------------------

AEROSPACE/DEFENSE-0.89%

Rockwell International Corp.             275,000       18,287,500
-----------------------------------------------------------------
United Technologies Corp.                200,000       15,125,000
-----------------------------------------------------------------
                                                       33,412,500
-----------------------------------------------------------------

APPLIANCES-0.36%

Philips Electronics N.V.
  (Netherlands)                          250,000       13,375,000
-----------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.38%

Lear Corp.(a)                            400,000       14,300,000
-----------------------------------------------------------------

BANKING-1.24%

Marshall & Ilsley Corp.                  300,000       11,512,500
-----------------------------------------------------------------
NationsBank Corp.                        400,000       24,150,000
-----------------------------------------------------------------
Wells Fargo & Co.                         40,000       10,670,000
-----------------------------------------------------------------
                                                       46,332,500
-----------------------------------------------------------------

BANKING (MONEY CENTER)-1.81%

BankAmerica Corp.                        260,000       30,387,500
-----------------------------------------------------------------
Chase Manhattan Corp.                    400,000       37,050,000
-----------------------------------------------------------------
                                                       67,437,500
-----------------------------------------------------------------

BEVERAGES-0.85%

Coca-Cola Co. (The)                      350,000       22,268,750
-----------------------------------------------------------------
PepsiCo, Inc.                            268,500        9,363,938
-----------------------------------------------------------------
                                                       31,632,688
-----------------------------------------------------------------

BIOTECHNOLOGY-0.63%

Biogen, Inc.(a)                          740,000       23,680,000
-----------------------------------------------------------------

BUSINESS SERVICES-1.66%

CUC International, Inc.(a)               800,000       16,900,000
-----------------------------------------------------------------
Diebold, Inc.                            300,000       10,050,000
-----------------------------------------------------------------
Equifax, Inc.                            800,000       23,000,000
-----------------------------------------------------------------
Paychex, Inc.                            260,000       12,171,250
-----------------------------------------------------------------
                                                       62,121,250
-----------------------------------------------------------------

COMPUTER MAINFRAMES-0.78%

International Business Machines
  Corp.                                  180,000       28,935,000
-----------------------------------------------------------------

COMPUTER MINI/PCS-3.63%

Compaq Computer Corp.(a)                 120,000       10,245,000
-----------------------------------------------------------------
Dell Computer Corp.(a)                   300,000       25,106,250
-----------------------------------------------------------------
Gateway 2000, Inc.(a)                    340,000       18,657,500
-----------------------------------------------------------------
Hewlett-Packard Co.                    1,000,000       52,500,000
-----------------------------------------------------------------
Sun Microsystems, Inc.(a)              1,000,000       28,812,500
-----------------------------------------------------------------
                                                      135,321,250
-----------------------------------------------------------------

COMPUTER NETWORKING-0.35%

ECI Telecommunications Ltd. Designs
  (Israel)                               600,000       13,125,000
-----------------------------------------------------------------

COMPUTER PERIPHERALS-0.49%

Seagate Technology, Inc.(a)              400,000       18,350,000
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-3.87%

Computer Associates International,
  Inc.                                    32,300        1,679,600
-----------------------------------------------------------------
Compuware Corp.(a)                       600,000       22,650,000
-----------------------------------------------------------------
Fiserv, Inc.(a)                          460,000       17,365,000
-----------------------------------------------------------------
HBO & Co.                                300,000       16,050,000
-----------------------------------------------------------------
Microsoft Corp.(a)                       240,000       29,160,000
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)             1,300,000       33,637,500
-----------------------------------------------------------------

                                                       MARKET
                                        SHARES         VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Wallace Computer Services, Inc.          900,000   $   24,075,000
-----------------------------------------------------------------
                                                      144,617,100
-----------------------------------------------------------------

CONGLOMERATES-1.49%

AlliedSignal Inc.                        260,000       18,785,000
-----------------------------------------------------------------
Loews Corp.                              400,000       36,750,000
-----------------------------------------------------------------
                                                       55,535,000
-----------------------------------------------------------------

COSMETICS & TOILETRIES-2.33%

Avon Products, Inc.                      300,000       18,487,500
-----------------------------------------------------------------
Gillette Co.                             200,000       17,000,000
-----------------------------------------------------------------
Procter & Gamble Co. (The)               200,000       25,150,000
-----------------------------------------------------------------
Warner-Lambert Co.(b)                    270,000       26,460,000
-----------------------------------------------------------------
                                                       87,097,500
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.86%

General Electric Co.                     200,000       22,175,000
-----------------------------------------------------------------
Honeywell, Inc.                          140,000        9,887,500
-----------------------------------------------------------------
                                                       32,062,500
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-2.47%

Franklin Resources, Inc.                 400,000       23,650,000
-----------------------------------------------------------------
Merrill Lynch & Co., Inc.                420,000       40,005,000
-----------------------------------------------------------------
Morgan Stanley Group, Inc.               300,000       18,937,500
-----------------------------------------------------------------
United Assets Management Corp.           400,000        9,800,000
-----------------------------------------------------------------
                                                       92,392,500
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.76%

American Express Co.                     500,000       32,937,500
-----------------------------------------------------------------
Concord EFS, Inc.(a)                     400,000        7,900,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.       1,000,000       31,875,000
-----------------------------------------------------------------
Federal National Mortgage
  Association                          1,400,000       57,575,000
-----------------------------------------------------------------
Green Tree Financial Corp.               600,000       17,775,000
-----------------------------------------------------------------
Household International, Inc.            220,000       19,360,000
-----------------------------------------------------------------
Student Loan Marketing Association       400,000       47,300,000
-----------------------------------------------------------------
                                                      214,722,500
-----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-2.12%

Washington Mutual, Inc.                1,600,000       79,000,000
-----------------------------------------------------------------

FOOD/PROCESSING-0.28%

Interstate Bakeries Corp.                200,000       10,375,000
-----------------------------------------------------------------

FUNERAL SERVICES-0.55%

Service Corp. International(b)           600,000       20,550,000
-----------------------------------------------------------------

HOTELS/MOTELS-0.63%

HFS, Inc.(a)                             400,000       23,700,000
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.69%

Equitable Cos., Inc.                     500,000       14,625,000
-----------------------------------------------------------------
Provident Companies, Inc.                200,000       11,175,000
-----------------------------------------------------------------
                                                       25,800,000
-----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-6.07%

Aetna Inc.                               200,000       18,225,000
-----------------------------------------------------------------
Allstate Corp.                           900,000       58,950,000
-----------------------------------------------------------------
American International Group, Inc.       300,000       38,550,000
-----------------------------------------------------------------
CIGNA Corp.                              200,000       30,075,000
-----------------------------------------------------------------
ITT Hartford Group, Inc.                 160,000       11,920,000
-----------------------------------------------------------------
MBIA, Inc.                               120,000       11,685,000
-----------------------------------------------------------------
Travelers Group, Inc.                    550,000       30,456,250
-----------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                          500,000       16,875,000
-----------------------------------------------------------------

                                                       MARKET
                                        SHARES         VALUE
INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

USF&G Corp.                              500,000    $  10,000,000
-----------------------------------------------------------------
                                                      226,736,250
-----------------------------------------------------------------

LEISURE & RECREATION-0.38%

Brunswick Corp.                          500,000       14,125,000
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.55%

Thermo Electron Corp.(a)                 600,000       20,700,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-9.76%

Abbott Laboratories                      340,000       20,740,000
-----------------------------------------------------------------
American Home Products Corp.             600,000       39,750,000
-----------------------------------------------------------------
Bergen Brunswig Corp.-Class A            600,000       20,475,000
-----------------------------------------------------------------
Bristol-Myers Squibb Co.               1,200,000       78,600,000
-----------------------------------------------------------------
Johnson & Johnson                        500,000       30,625,000
-----------------------------------------------------------------
Lilly (Eli) & Co.(b)                     300,000       26,362,500
-----------------------------------------------------------------
Merck & Co., Inc.                        480,000       43,440,000
-----------------------------------------------------------------
Pfizer, Inc.                             200,000       19,200,000
-----------------------------------------------------------------
SmithKline Beecham PLC-ADR (United
  Kingdom)                               800,000       64,500,000
-----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                      400,000       20,300,000
-----------------------------------------------------------------
                                                      363,992,500
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.45%

Columbia/HCA Healthcare Corp.            800,000       28,000,000
-----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)         300,000        8,962,500
-----------------------------------------------------------------
MedPartners, Inc.(a)                   1,800,000       32,850,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)              1,500,000       39,000,000
-----------------------------------------------------------------
United Healthcare Corp.(a)               400,000       19,450,000
-----------------------------------------------------------------
                                                      128,262,500
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-1.74%

Baxter International Inc.                600,000       28,725,000
-----------------------------------------------------------------
Medtronic, Inc.                          100,000        6,925,000
-----------------------------------------------------------------
Omnicare, Inc.                           800,000       19,500,000
-----------------------------------------------------------------
Stryker Corp.(a)                         300,000        9,862,500
-----------------------------------------------------------------
                                                       65,012,500
-----------------------------------------------------------------

NATURAL GAS PIPELINE-2.06%

El Paso Natural Gas Co.                  500,000       29,062,500
-----------------------------------------------------------------
Sonat, Inc.                              300,000       17,137,500
-----------------------------------------------------------------
Williams Companies, Inc. (The)           700,000       30,712,500
-----------------------------------------------------------------
                                                       76,912,500
-----------------------------------------------------------------

OFFICE AUTOMATION-0.99%

Danka Business Systems PLC-ADR
  (United Kingdom)                       600,000       18,337,500
-----------------------------------------------------------------
Xerox Corp.                              300,000       18,450,000
-----------------------------------------------------------------
                                                       36,787,500
-----------------------------------------------------------------

OFFICE PRODUCTS-0.33%

Reynolds & Reynolds Co.- Class A         600,000       12,450,000
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.36%

Apache Corp.(a)                          400,000       13,600,000
-----------------------------------------------------------------

OIL & GAS (SERVICES)-2.64%

Exxon Corp.                              520,000       29,445,000
-----------------------------------------------------------------
Halliburton Co.                          300,000       21,187,500
-----------------------------------------------------------------
Mobil Corp.                              140,000       18,200,000
-----------------------------------------------------------------
Petroleum Geo-Services ASA-ADR(a)
  (Norway)                               300,000       11,550,000
-----------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York shares (Netherlands)              100,000       18,025,000
-----------------------------------------------------------------
                                                       98,407,500
-----------------------------------------------------------------


                                                       MARKET
                                        SHARES         VALUE
OIL EQUIPMENT & SUPPLIES-1.80%

Baker Hughes, Inc.                       500,000   $   17,250,000
-----------------------------------------------------------------
BJ Services Co.(a)                       400,000       18,850,000
-----------------------------------------------------------------
Coastal Corp.                            400,000       19,000,000
-----------------------------------------------------------------
Tidewater, Inc.                          300,000       12,037,500
-----------------------------------------------------------------
                                                       67,137,500
-----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.82%

Kimberly-Clark Corp.                     600,000       30,750,000
-----------------------------------------------------------------

PUBLISHING-0.46%

R.R. Donnelley & Sons Co.                500,000       17,125,000
-----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.42%

Crescent Real Estate Equities, Inc.      400,000       10,500,000
-----------------------------------------------------------------
FelCor Suite Hotels, Inc.                260,000        9,327,500
-----------------------------------------------------------------
National Health Investors, Inc.          135,200        5,036,200
-----------------------------------------------------------------
Patriot American Hospitality, Inc.       600,000       12,900,000
-----------------------------------------------------------------
Starwood Lodging Trust                   400,000       15,400,000
-----------------------------------------------------------------
                                                       53,163,700
-----------------------------------------------------------------

RETAIL (FOOD & DRUGS)-0.84%

American Stores Co.                      300,000       13,650,000
-----------------------------------------------------------------
Safeway, Inc.(a)                         400,000       17,850,000
-----------------------------------------------------------------
                                                       31,500,000
-----------------------------------------------------------------

RETAIL (STORES)-2.60%

Blue Square-Israel Ltd.-ADR(a)
  (Israel)                               470,000        8,753,750
-----------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                               600,000       10,575,000
-----------------------------------------------------------------
CompUSA, Inc.(a)                       2,000,000       38,500,000
-----------------------------------------------------------------
Sports Authority, Inc. (The)(a)        1,000,000       17,750,000
-----------------------------------------------------------------
U.S. Office Products Co.(a)              300,000        7,650,000
-----------------------------------------------------------------
Walgreen Co.                             300,000       13,800,000
-----------------------------------------------------------------
                                                       97,028,750
-----------------------------------------------------------------

SEMICONDUCTORS-3.21%

Intel Corp.                              200,000       30,625,000
-----------------------------------------------------------------
Texas Instruments, Inc.                1,000,000       89,250,000
-----------------------------------------------------------------
                                                      119,875,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-3.12%

ADC Telecommunications, Inc.(a)          600,000       15,675,000
-----------------------------------------------------------------
Andrew Corp.(a)                          200,000        4,950,000
-----------------------------------------------------------------
DSC Communications Corp.(a)              700,000       14,262,500
-----------------------------------------------------------------
Lucent Technologies, Inc.                200,000       11,825,000
-----------------------------------------------------------------
Nokia Oy A.B.-Class A-ADR (Finland)      460,000       29,727,500
-----------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-ADR
  (Sweden)                               600,000       20,175,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                         500,000       19,937,500
-----------------------------------------------------------------
                                                      116,552,500
-----------------------------------------------------------------

TELEPHONE-2.69%

Cincinnati Bell, Inc.                  1,200,000       67,200,000
-----------------------------------------------------------------
SBC Communications, Inc.                 600,000       33,300,000
-----------------------------------------------------------------
                                                      100,500,000
-----------------------------------------------------------------

TOBACCO-4.07%

Philip Morris Companies, Inc.          2,800,000      110,250,000
-----------------------------------------------------------------
RJR Nabisco Holdings Corp.             1,400,000       41,650,000
-----------------------------------------------------------------
                                                      151,900,000
-----------------------------------------------------------------

TRANSPORTATION-0.25%

Hvide Marine, Inc.-Class A(a)            551,800        9,518,550
-----------------------------------------------------------------
  Total Common Stocks                               3,128,746,362
-----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                        AMOUNT         VALUE
CONVERTIBLE CORPORATE BONDS-5.81%

BUSINESS SERVICES-0.48%

Career Horizons, Inc., Conv. Bonds,
  7.00%, 11/01/02(c) (acquired
  10/16/95-02/04/97; cost
  $16,536,121)                        $10,350,000   $ 17,956,112
----------------------------------------------------------------
COMPUTER NETWORKING-0.29%

Comverse Technology, Inc., Conv.
  Sub. Deb., 5.75%, 10/01/06(c)
  (acquired 01/21/97-01/22/97; cost
  $11,702,662)                         10,000,000     10,883,900
----------------------------------------------------------------

COMPUTER PERIPHERALS-0.73%

Quantum Corp., Conv. Sub. Notes,
  5.00%, 03/01/03(c)(acquired
  03/13/97-03/14/97; cost
  $26,181,500)                         14,000,000     27,124,580
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.58%

Baan Co., N.V., Conv. Sub. Notes,
  4.50%, 12/15/01(c) (acquired
  12/12/96-01/07/97; cost
  $16,027,500)                         16,000,000     21,724,960
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.30%

SCI Systems, Inc., Conv. Sub. Notes,
  5.00%, 05/01/06(c) (acquired
  10/24/96-10/28/96; cost
  $9,952,680)                           8,000,000     11,210,000
----------------------------------------------------------------

HOTELS/MOTELS-0.34%

Hilton Hotels Corp., Conv. Sub.
  Notes, 5.00%, 05/15/06               12,000,000     12,667,560
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.33%

Diamond Offshore Drilling, Inc.,
  Conv. Sub. Notes, 3.75%, 02/15/07    12,000,000     12,235,800
----------------------------------------------------------------

POLLUTION CONTROL-1.04%

Sanifill, Inc., Conv. Sub. Deb.,
  5.00%, 03/01/06                      18,000,000     23,044,860
----------------------------------------------------------------
U.S. Filter Corp., Conv. Sub. Notes,
  6.00%, 09/15/05                       9,000,000     15,611,582
----------------------------------------------------------------
                                                      38,656,442
----------------------------------------------------------------

RESTAURANTS-0.52%

Boston Chicken, Inc., Conv. Sub.
  Deb., 7.75%, 05/01/04                18,000,000     19,485,000
----------------------------------------------------------------

RETAIL (STORES)-0.28%

Staples Inc., Conv. Sub. Deb.,
  4.50%, 10/01/00(c) (acquired
  09/16/96-10/28/96; cost
  $11,027,260)                         10,000,000     10,410,300
----------------------------------------------------------------

SEMICONDUCTORS-0.92%

Altera Corp., Conv. Sub. Notes,
  5.75%, 06/15/02(c) (acquired
  09/16/96-09/17/96; cost
  $11,677,400)                         10,000,000     20,278,700
----------------------------------------------------------------
Analog Devices, Conv. Sub. Notes,
  3.50%, 12/01/00                      10,000,000     14,039,000
----------------------------------------------------------------
                                                      34,317,700
----------------------------------------------------------------
  Total Convertible Corporate Bonds                  216,672,354
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE
CONVERTIBLE PREFERRED STOCKS-7.88%

COSMETICS & TOILETRIES-0.35%

McKesson Corp.-$2.50 Conv. Pfd.(c)
  (acquired 02/13/97-04/29/97; cost
  $11,905,813)                            230,000   $ 13,167,500
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE
FINANCE (ASSET MANAGEMENT)-0.29%

AES Trust I-$2.69 Conv. Pfd.              200,000   $ 10,925,000
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-1.08%

Penncorp Financial Group, Inc.-$3.375
  Conv. Pfd.                              120,000      9,600,000
----------------------------------------------------------------
SunAmerica, Inc.-Series E, $3.10 Dep.
  Conv. Pfd.                              300,000     30,600,000
----------------------------------------------------------------
                                                      40,200,000
----------------------------------------------------------------

FUNERAL SERVICES-1.11%

SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                              360,000     41,265,000
----------------------------------------------------------------

HOTELS/MOTELS-0.45%

Host Marriott Financial Trust-$3.375
  Conv. Pfd.(c) (acquired
  11/25/96-03/19/97; cost
  $15,929,000)                            300,000     16,651,200
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.57%

Conseco Inc.-$4.278 Conv. PRIDES          400,000     58,600,000
----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.47%

Unocal Corp.-$3.125 Conv. Pfd.            320,000     17,725,760
----------------------------------------------------------------

RETAIL (STORES)-0.55%

TJX Companies, Inc.-Series E, $7.00
  Conv. Pfd.                               80,000     20,680,000
----------------------------------------------------------------

TELECOMMUNICATIONS-2.01%

WorldCom, Inc.-$2.68 Dep. Conv. Pfd.      900,000     75,150,000
----------------------------------------------------------------
  Total Convertible Preferred Stocks                 294,364,460
----------------------------------------------------------------

                                       PRINCIPAL
                                         AMOUNT
U.S. TREASURY NOTES-1.33%

6.00%, 09/30/98                       $10,000,000   $  9,988,300
----------------------------------------------------------------
5.875%, 10/31/98                       10,000,000      9,961,700
----------------------------------------------------------------
5.625%, 11/30/98                       10,000,000      9,922,600
----------------------------------------------------------------
5.875%, 02/28/99                       10,000,000      9,941,800
----------------------------------------------------------------
6.25%, 03/31/99                        10,000,000     10,003,100
----------------------------------------------------------------
  Total U.S. Treasury Notes                           49,817,500
----------------------------------------------------------------

REPURCHASE AGREEMENT(D)-0.44%

HSBC Securities Inc., 5.05%,
  05/01/97(e)                         16,471,349       16,471,349
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.27%                            3,706,072,025
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.73%                    27,255,511
-----------------------------------------------------------------
NET ASSETS-100.00%                                 $3,733,327,536
=================================================================

Abbreviations:

ADR     -- American Depository Receipt
Conv.   -- Convertible
Deb.    -- Debentures
Dep.    -- Depository
Pfd.    -- Preferred
PRIDES  -- Preferred Redemption Increase Dividend Equity Security
Sub.    -- Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) A portion of these securities are subject to call options written. See Note
    7.

(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at April 30, 1997 was $149,407,252 which represented 4.00% of net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/97 with a maturing value of $100,014,028. Collateralized by U.S. Government obligations, 7.50% to 7.875% due 10/31/99 to 12/31/99 with an aggregate market value at April 30, 1997 of $102,002,050.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $3,120,727,703)                              $3,706,072,025
-------------------------------------------------------------
Cash                                                        7
-------------------------------------------------------------
Receivable for:
  Investments sold                                 48,915,615
-------------------------------------------------------------
  Capital stock sold                                7,224,353
-------------------------------------------------------------
  Dividends and interest                            6,001,017
-------------------------------------------------------------
Investment for deferred compensation plan              34,314
-------------------------------------------------------------
Other assets                                          232,354
-------------------------------------------------------------
      Total assets                              3,768,479,685
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            23,779,363
-------------------------------------------------------------
  Capital stock reacquired                          5,050,489
-------------------------------------------------------------
  Options written                                   1,962,500
-------------------------------------------------------------
  Deferred compensation                                34,314
-------------------------------------------------------------
Accrued advisory fees                               1,832,007
-------------------------------------------------------------
Accrued administrative services fees                   10,726
-------------------------------------------------------------
Accrued distribution fees                           1,570,549
-------------------------------------------------------------
Accrued transfer agent fees                           643,884
-------------------------------------------------------------
Accrued operating expenses                            268,317
-------------------------------------------------------------
      Total liabilities                            35,152,149
-------------------------------------------------------------
Net assets applicable to shares outstanding    $3,733,327,536
=============================================================

NET ASSETS:

Class A                                        $2,948,273,303
-------------------------------------------------------------
Class B                                        $  752,280,983
-------------------------------------------------------------
Institutional Class                            $   32,773,250
=============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                     257,010,441
=============================================================

Class B:

  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      65,718,858
=============================================================

Institutional Class:

  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       2,843,951
=============================================================

Class A:

  Net asset value and redemption price per
    share                                      $        11.47
=============================================================
  Offering price per share:
    (Net asset value of $11.47 divided by
    94.50%)                                    $        12.14
=============================================================

Class B:

  Net asset value and offering price per
    share                                      $        11.45
=============================================================

Institutional Class:

  Net asset value, offering and redemption
    price per share                            $        11.52
=============================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $188,101 foreign withholding
  tax)                                           $ 25,739,148
-------------------------------------------------------------
Interest                                           10,862,728
-------------------------------------------------------------
      Total investment income                      36,601,876
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      11,175,345
-------------------------------------------------------------
Administrative services fees                           62,783
-------------------------------------------------------------
Custodian fees                                         79,299
-------------------------------------------------------------
Directors' fees                                        10,974
-------------------------------------------------------------
Distribution fees-Class A                           4,292,872
-------------------------------------------------------------
Distribution fees-Class B                           3,203,810
-------------------------------------------------------------
Transfer agent fees-Class A                         1,879,410
-------------------------------------------------------------
Transfer agent fees-Class B                           612,124
-------------------------------------------------------------
Transfer agent fees-Institutional Class                 1,440
-------------------------------------------------------------
Other                                                 586,524
-------------------------------------------------------------
      Total expenses                               21,904,581
-------------------------------------------------------------
      Less fees waived by advisor                    (193,862)
-------------------------------------------------------------
      Expenses paid indirectly                        (29,281)
-------------------------------------------------------------
      Net expenses                                 21,681,438
-------------------------------------------------------------
Net investment income                              14,920,438
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain on sales of:
  Investment securities                           149,439,237
-------------------------------------------------------------
  Foreign currencies                                    1,974
-------------------------------------------------------------
  Futures contracts                                 2,973,432
-------------------------------------------------------------
                                                  152,414,643
-------------------------------------------------------------

UNREALIZED APPRECIATION (DEPRECIATION) OF:

  Investment securities                           129,195,133
-------------------------------------------------------------
  Foreign currencies                                   (1,823)
-------------------------------------------------------------
  Futures contracts                                    51,980
-------------------------------------------------------------
  Option contracts                                   (414,052)
-------------------------------------------------------------
                                                  128,831,238
-------------------------------------------------------------
Net gain on investment securities, foreign
  currencies, futures and option transactions     281,245,881
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $296,166,319
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 AND THE YEAR ENDED OCTOBER 31, 1997 (UNAUDITED)

                                                                 APRIL 30        OCTOBER 31,
                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   14,920,438    $   45,400,910
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                     152,414,643       187,738,534
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option transactions          128,831,238       171,775,447
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       296,166,319       404,914,891
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (19,825,669)      (34,698,850)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,392,357)       (2,262,959)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (274,510)         (506,177)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investments:
  Class A                                                       (151,133,306)     (170,497,932)
----------------------------------------------------------------------------------------------
  Class B                                                        (31,330,634)       (8,672,692)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,673,772)       (2,168,635)
----------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                            293,484           511,762
----------------------------------------------------------------------------------------------
  Class B                                                            189,770           219,669
----------------------------------------------------------------------------------------------
  Institutional Class                                                  5,631             1,194
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        226,440,455       518,654,491
----------------------------------------------------------------------------------------------
  Class B                                                        222,049,354       417,063,105
----------------------------------------------------------------------------------------------
  Institutional Class                                              2,341,356         2,366,710
----------------------------------------------------------------------------------------------
      Net increase in net assets                                 540,856,121     1,124,924,577
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,192,471,415     2,067,546,838
----------------------------------------------------------------------------------------------
  End of period                                               $3,733,327,536    $3,192,471,415
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,995,573,811    $2,544,742,646
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              1,794,279         8,877,492
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts         151,029,177       182,752,246
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                     584,930,269       456,099,031
----------------------------------------------------------------------------------------------
                                                              $3,733,327,536    $3,192,471,415
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations-A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.
E. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

H. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The approval of Board of Directors would be necessary before AIM can discontinue this waiver. During the six months ended April 30, 1997, AIM waived fees of $193,862. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $62,783 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A and Class B shares. During the six months ended April 30, 1997, AFS was paid $1,441,644 for such services. During the six months ended April 30, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $1,440 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $27,534 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $1,747 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $29,281 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designed portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan), and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares.
During the six months ended April 30, 1997, the Class A and Class B shares paid AIM Distributors $4,292,872 and $3,203,810, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,075,461 from sales of shares of the Class A shares of the Fund during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $32,837 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $7,348 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $3,547,442,583 and $3,316,306,601, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities $624,573,790
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (39,791,370)
--------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $584,782,420
==============================================================
Cost of investments for tax purposes is
  $3,121,289,605.

NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                    APRIL 30, 1997                OCTOBER 31, 1996
                                                              ---------------------------   ----------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              -----------   -------------   ------------   -------------
Sold
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      30,429,955   $ 348,827,200     71,824,128   $ 752,853,277
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      20,107,157     229,853,138     41,436,800     435,348,846
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             266,233       3,067,395        448,911       4,759,971
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      15,034,968     162,130,649     19,521,139     192,994,968
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,989,287      32,149,114      1,039,513      10,333,913
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             172,614       1,869,025        252,209       2,504,537
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (24,923,860)   (284,517,394)   (40,679,494)   (427,193,754)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,513,718)    (39,952,898)    (2,705,793)    (28,619,654)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (228,049)     (2,595,064)      (464,310)     (4,897,798)
------------------------------------------------------------------------------------------------------------------------
                                                               40,334,587   $ 450,831,165     90,673,103   $ 938,084,306
========================================================================================================================

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1997 are summarized as follows:

                                                                  OPTION CONTRACTS
                                                              ------------------------
                                                               NUMBER
                                                                 OF          PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------     ----------
Beginning of Period                                                  --     $       --
--------------------------------------------------------------------------------------
Written                                                           4,500      1,548,448
--------------------------------------------------------------------------------------
Closed                                                               --             --
--------------------------------------------------------------------------------------
Exercised                                                            --             --
--------------------------------------------------------------------------------------
Expired                                                              --             --
--------------------------------------------------------------------------------------
End of period                                                     4,500     $1,548,448
======================================================================================

Open call option contracts written at April 30, 1997 were as follows:

                                                                                                   APRIL 30,
                                                                        NUMBER                        1997           UNREALIZED
                                              CONTRACT     STRIKE         OF        PREMIUM          MARKET         APPRECIATION
                   ISSUE                       MONTH       PRICE      CONTRACTS     RECEIVED         VALUE         (DEPRECIATION)
                   -----                      --------     ------     ---------     --------       ---------       --------------
Lilly (Eli) & Co.                               Jul.         85         1,500      $  732,475    $      993,750    $     (261,275)
---------------------------------------------------------------------------------------------------------------------------------
Service Corp. International                     Nov.         35         2,000         331,489           487,500          (156,011)
---------------------------------------------------------------------------------------------------------------------------------
Warner-Lambert Co.                              Jul.        100         1,000         484,484           481,250             3,234
---------------------------------------------------------------------------------------------------------------------------------
                                                                        4,500      $1,548,448    $    1,962,500    $     (414,052)
=================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during the six months ended April 30, 1997 and each of the years in the nine-year period ended October 31, 1996 and for a Class B share outstanding during the six months ended April 30, 1997, the year ended October 31, 1996 and the period June 26, 1995 (date sales commenced) through October 31, 1995.

CLASS A:

                                                                                       OCTOBER 31,
                                             APRIL 30,       ---------------------------------------------------------------
                                                1997            1996          1995         1994         1993         1992
                                             ----------      ----------    ----------   ----------   ----------   ----------
Net asset value, beginning of period         $    11.19      $    10.63    $     8.90   $     9.46   $     8.36   $     8.42
-------------------------------------------  ----------      ----------    ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income                            0.06            0.19          0.15         0.21         0.17         0.18
-------------------------------------------  ----------      ----------    ----------   ----------   ----------   ----------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.93            1.43          2.11        (0.45)        1.22         0.16
-------------------------------------------  ----------      ----------    ----------   ----------   ----------   ----------
    Total from investment operations               0.99            1.62          2.26        (0.24)        1.39         0.34
-------------------------------------------  ----------      ----------    ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment income            (0.08)          (0.16)        (0.20)       (0.16)       (0.29)       (0.17)
-------------------------------------------  ----------      ----------    ----------   ----------   ----------   ----------
  Distributions from capital gains                (0.63)          (0.90)        (0.33)       (0.16)          --        (0.23)
-------------------------------------------  ----------      ----------    ----------   ----------   ----------   ----------
    Total distributions                           (0.71)          (1.06)        (0.53)       (0.32)       (0.29)       (0.40)
-------------------------------------------  ----------      ----------    ----------   ----------   ----------   ----------
Net asset value, end of period               $    11.47      $    11.19    $    10.63   $     8.90   $     9.46   $     8.36
===========================================  ==========      ==========    ==========   ==========   ==========   ==========
Total return(a)                                    9.31%          16.70%        27.03%       (2.55)%      16.92%        4.17%
===========================================  ==========      ==========    ==========   ==========   ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $2,948,273      $2,647,208    $1,974,417   $1,579,074   $1,690,482   $1,256,151
===========================================  ==========      ==========    ==========   ==========   ==========   ==========
Ratio of expenses to average net assets            1.10%(b)(c)     1.12%(c)      1.17%         1.17%        1.17%       1.17%
===========================================  ==========      ==========    ==========   ==========   ==========   ==========
Ratio of net investment income to average
  net assets                                       0.98%(b)        1.81%         1.55%        2.32%        1.89%        2.14%
===========================================  ==========      ==========    ==========   ==========   ==========   ==========
Portfolio turnover rate                              95%            164%          161%         126%         144%          95%
===========================================  ==========      ==========    ==========   ==========   ==========   ==========
Average broker commission rate(d)            $   0.0628      $   0.0638           N/A          N/A          N/A          N/A
===========================================  ==========      ==========    ==========   ==========   ==========   ==========

                                                           OCTOBER 31,
                                             ---------------------------------------
                                               1991       1990      1989      1988
                                             --------   --------   -------   -------
Net asset value, beginning of period         $   6.55   $   6.97   $  5.40   $  6.61
-------------------------------------------  --------   --------   -------   -------
Income from investment operations:
  Net investment income                          0.18       0.18      0.21      0.15
-------------------------------------------  --------   --------   -------   -------
  Net gains (losses) on securities (both
    realized and unrealized)                     2.15       0.08      1.55      0.16
-------------------------------------------  --------   --------   -------   -------
    Total from investment operations             2.33       0.26      1.76      0.31
-------------------------------------------  --------   --------   -------   -------
Less distributions:
  Dividends from net investment income          (0.15)     (0.26)    (0.19)    (0.12)
-------------------------------------------  --------   --------   -------   -------
  Distributions from capital gains              (0.31)     (0.42)       --     (1.40)
-------------------------------------------  --------   --------   -------   -------
    Total distributions                         (0.46)     (0.68)    (0.19)    (1.52)
-------------------------------------------  --------   --------   -------   -------
Net asset value, end of period               $   8.42   $   6.55   $  6.97   $  5.40
===========================================  ========   ========   =======   =======
Total return(a)                                 37.65%      3.86%    33.68%     5.90%
===========================================  ========   ========   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $443,546   $102,499   $70,997   $65,799
===========================================  ========   ========   =======   =======
Ratio of expenses to average net assets          1.29%      1.35%     1.35%     1.46%
===========================================  ========   ========   =======   =======
Ratio of net investment income to average
  net assets                                     2.14%      2.51%     3.73%     2.83%
===========================================  ========   ========   =======   =======
Portfolio turnover rate                           144%       215%      131%      247%
===========================================  ========   ========   =======   =======
Average broker commission rate(d)                 N/A        N/A       N/A       N/A
===========================================  ========   ========   =======   =======

(a) Does not deduct sales charges and are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $2,885,632,617.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been 1.09%.
(d) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

CLASS B:

                                                                                 OCTOBER 31,
                                                              APRIL 30,      -------------------
                                                                1997           1996       1995
                                                              ---------      --------    -------
Net asset value, beginning of period                          $  11.18       $  10.62    $  9.81
------------------------------------------------------------  --------       --------    -------
Income from investment operations:
  Net investment income                                           0.01           0.10       0.03
------------------------------------------------------------  --------       --------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.93           1.45       0.80
------------------------------------------------------------  --------       --------    -------
    Total from investment operations                              0.94           1.55       0.83
------------------------------------------------------------  --------       --------    -------
Less distributions:
  Dividends from net investment income                           (0.04)         (0.09)     (0.02)
------------------------------------------------------------  --------       --------    -------
  Distributions from capital gains                               (0.63)         (0.90)        --
------------------------------------------------------------  --------       --------    -------
    Total distributions                                          (0.67)         (0.99)     (0.02)
------------------------------------------------------------  --------       --------    -------

Net asset value, end of period                                $  11.45       $  11.18    $ 10.62
============================================================  ========       ========    =======
Total return(a)                                                   8.87%         15.90%      8.48%
============================================================  ========       ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $752,281       $515,672    $67,592
============================================================  ========       ========    =======
Ratio of expenses to average net assets                           1.85%(b)(c)     1.94%(c)    1.98%(d)
============================================================  ========       ========    =======
Ratio of net investment income to average net assets              0.22%(b)       0.99%      0.74%(d)
============================================================  ========       ========    =======
Portfolio turnover rate                                             95%           164%       161%
============================================================  ========       ========    =======
Average broker commission rate(e)                             $ 0.0628       $ 0.0638        N/A
============================================================  ========       ========    =======

(a) Total returns do not deduct contingent deferred sales charge and are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $646,072,131.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) Annualized.
(e) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc. ("AIM Advisors").

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc. ("AIM Capital").

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To approve the elimination of provisions of a fundamental investment policy prohibiting or restricting investments in puts, calls, straddles and spreads.

(6) To approve the elimination of the fundamental investment policy prohibiting investments in companies with less than five years of continuous operation.

(7) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

  The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  173,793,114          2,961,324           7,253,671
(3)  Approval of Sub-Advisory Agreement..........................  173,153,366          3,196,109           7,658,634
(4)  Elimination of Policy concerning Other Investment
     Companies...................................................  132,189,441          5,578,624           7,737,685
(5)  Elimination of Policy concerning Puts, Calls, Straddles and
     Spreads.....................................................  130,439,316          6,922,517           8,143,916
(6)  Elimination of Policy concerning Companies with Less Than
     Five Years of Continuous Operation..........................  131,139,307          6,923,959           7,442,483
(7)  KPMG Peat Marwick LLP.......................................  175,747,848          1,524,873           6,735,388

SCHEDULE OF INVESTMENTS

April 30, 1997
(Unaudited)

                                                       MARKET
                                       SHARES          VALUE
DOMESTIC COMMON STOCKS-82.79%

ADVERTISING/BROADCASTING-0.29%

Interpublic Group of Companies,
  Inc.                                   275,000   $   15,571,875
-----------------------------------------------------------------

AEROSPACE/DEFENSE-0.63%

Gulfstream Aerospace Corp.(a)            444,300       11,329,650
-----------------------------------------------------------------
United Technologies Corp.                300,000       22,687,500
-----------------------------------------------------------------
                                                       34,017,150
-----------------------------------------------------------------

APPLIANCES-0.25%

Sunbeam Corp., Inc.                      425,000       13,493,750
-----------------------------------------------------------------

BANKING-1.11%

NationsBank Corp.                      1,000,000       60,375,000
-----------------------------------------------------------------

BANKING (MONEY CENTER)-0.51%

Chase Manhattan Corp.                    300,000       27,787,500
-----------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.09%

PepsiCo, Inc.                            143,000        4,987,125
-----------------------------------------------------------------

BIOTECHNOLOGY-0.89%

Amgen, Inc.(a)                           250,000       14,718,750
-----------------------------------------------------------------
Biogen, Inc.(a)                          621,600       19,891,200
-----------------------------------------------------------------
Guidant Corp.                            200,000       13,650,000
-----------------------------------------------------------------
                                                       48,259,950
-----------------------------------------------------------------

BUSINESS SERVICES-2.17%

AccuStaff, Inc.(a)                     1,800,000       32,850,000
-----------------------------------------------------------------
Cognizant Corp.                          935,700       30,527,213
-----------------------------------------------------------------
Diebold, Inc.                            450,150       15,080,025
-----------------------------------------------------------------
Equifax, Inc.                          1,000,000       28,750,000
-----------------------------------------------------------------
Ingram Micro, Inc.(a)                    457,200       10,401,300
-----------------------------------------------------------------
                                                      117,608,538
-----------------------------------------------------------------

CHEMICALS-0.27%

Monsanto Co.                             341,900       14,616,225
-----------------------------------------------------------------

COMPUTER MAINFRAMES-0.59%

International Business Machines
  Corp.                                  200,000       32,150,000
-----------------------------------------------------------------

COMPUTER MINI/PCS-3.14%

Compaq Computer Corp.(a)                 500,000       42,687,500
-----------------------------------------------------------------
Dell Computer Corp.(a)                   350,000       29,290,625
-----------------------------------------------------------------
Gateway 2000, Inc.(a)                    350,000       19,206,250
-----------------------------------------------------------------
Hewlett-Packard Co.                      679,500       35,673,750
-----------------------------------------------------------------
Stratus Computer, Inc.(a)                240,800        9,361,100
-----------------------------------------------------------------
Sun Microsystems, Inc.(a)              1,191,300       34,324,331
-----------------------------------------------------------------
                                                      170,543,556
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
COMPUTER NETWORKING-0.57%

Ascend Communications, Inc.(a)           350,000   $   16,012,500
-----------------------------------------------------------------
Belden, Inc.                             483,300       14,861,475
-----------------------------------------------------------------
                                                       30,873,975
-----------------------------------------------------------------

COMPUTER PERIPHERALS-1.68%

Adaptec, Inc.(a)                         700,000       25,900,000
-----------------------------------------------------------------
American Power Conversion Corp.(a)       489,200        9,417,100
-----------------------------------------------------------------
EMC Corp.(a)                             400,000       14,550,000
-----------------------------------------------------------------
Seagate Technology, Inc.(a)              625,000       28,671,875
-----------------------------------------------------------------
Storage Technology Corp.(a)              360,000       12,645,000
-----------------------------------------------------------------
                                                       91,183,975
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-4.52%

Adobe Systems, Inc.                      500,000       19,562,500
-----------------------------------------------------------------
BMC Software, Inc.(a)                    290,000       12,542,500
-----------------------------------------------------------------
Cadence Design Systems, Inc.(a)          500,000       16,000,000
-----------------------------------------------------------------
Computer Associates International,
  Inc.                                    36,000        1,872,000
-----------------------------------------------------------------
Compuware Corp.(a)                       700,000       26,425,000
-----------------------------------------------------------------
Electronic Arts, Inc.(a)                 450,000       10,856,250
-----------------------------------------------------------------
Fiserv, Inc.(a)                          708,600       26,749,650
-----------------------------------------------------------------
HBO & Co.                                600,000       32,100,000
-----------------------------------------------------------------
Microsoft Corp.(a)                       300,000       36,450,000
-----------------------------------------------------------------
National Data Corp.                      343,100       12,866,250
-----------------------------------------------------------------
Parametric Technology Co.(a)             300,000       13,575,000
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)               700,000       18,112,500
-----------------------------------------------------------------
Synopsys, Inc.(a)                        210,900        6,722,438
-----------------------------------------------------------------
Wallace Computer Services, Inc.          425,000       11,368,750
-----------------------------------------------------------------
                                                      245,202,838
-----------------------------------------------------------------

CONGLOMERATES-2.66%

AlliedSignal Inc.                        292,200       21,111,450
-----------------------------------------------------------------
Corning Inc.                             375,000       18,093,750
-----------------------------------------------------------------
Johnson Controls, Inc.                   400,000       15,350,000
-----------------------------------------------------------------
Loews Corp.                              450,000       41,343,750
-----------------------------------------------------------------
Tyco International Ltd.                  500,000       30,500,000
-----------------------------------------------------------------
U.S. Industries, Inc.(a)                 500,000       18,062,500
-----------------------------------------------------------------
                                                      144,461,450
-----------------------------------------------------------------

CONTAINERS-0.31%

Sealed Air Corp.(a)                      369,000       17,066,250
-----------------------------------------------------------------

COSMETICS & TOILETRIES-1.46%

Dial Corp.                             1,000,000       15,500,000
-----------------------------------------------------------------
McKesson Corp.                            67,200        4,863,600
-----------------------------------------------------------------
Procter & Gamble Co. (The)               350,000       44,012,500
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
COSMETICS & TOILETRIES-(CONTINUED)

Warner-Lambert Co.                       150,000   $   14,700,000
-----------------------------------------------------------------
                                                       79,076,100
-----------------------------------------------------------------

ELECTRIC POWER-0.30%

AES Corp.(a)                             250,000       16,312,500
-----------------------------------------------------------------
ELECTRONIC COMPONENTS/MISCELLANEOUS-2.82%

General Electric Co.                     300,000       33,262,500

-----------------------------------------------------------------
Honeywell, Inc.                          330,400       23,334,500
-----------------------------------------------------------------
Symbol Technologies, Inc.                670,100       21,694,487
-----------------------------------------------------------------
Teradyne, Inc.(a)                        950,000       31,112,500
-----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)       538,500       16,895,437
-----------------------------------------------------------------
Waters Corp.(a)                          901,900       26,718,787
-----------------------------------------------------------------
                                                      153,018,211
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.87%

Franklin Resources, Inc.                 406,500       24,034,312
-----------------------------------------------------------------
T. Rowe Price Associates                 500,000       23,125,000
-----------------------------------------------------------------
                                                       47,159,312
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.10%

Federal Home Loan Mortgage Corp.       1,403,800       44,746,125
-----------------------------------------------------------------
Federal National Mortgage
  Association                          1,134,500       46,656,313
-----------------------------------------------------------------
Finova Group, Inc.                       227,000       15,577,875
-----------------------------------------------------------------
Green Tree Financial Corp.               611,400       18,112,725
-----------------------------------------------------------------
Household International, Inc.            175,000       15,400,000
-----------------------------------------------------------------
Money Store, Inc. (The)                1,013,500       21,916,937
-----------------------------------------------------------------
Student Loan Marketing Association       952,900      112,680,425
-----------------------------------------------------------------
SunAmerica, Inc.                          33,400        1,536,400
-----------------------------------------------------------------
                                                      276,626,800
-----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-1.52%

H.F. Ahmanson & Co.                      800,000       30,500,000
-----------------------------------------------------------------
ContiFinancial Corp.(a)                  342,600        9,849,750
-----------------------------------------------------------------
Great Western Financial Corp.          1,000,000       42,000,000
-----------------------------------------------------------------
                                                       82,349,750
-----------------------------------------------------------------

FOOD/PROCESSING-1.37%

ConAgra, Inc.                            550,000       31,693,750
-----------------------------------------------------------------
Dean Foods Co.                           725,000       26,734,375
-----------------------------------------------------------------
Lancaster Colony Corp.                   394,233       16,212,832
-----------------------------------------------------------------
                                                       74,640,957
-----------------------------------------------------------------

FUNERAL SERVICES-0.82%

Service Corp. International            1,305,600       44,716,800
-----------------------------------------------------------------

FURNITURE-0.30%

Furniture Brands International,
  Inc.(a)                              1,108,900       16,356,275
-----------------------------------------------------------------

GAMING-0.23%

International Game Technology            800,000       12,700,000
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
HOTELS/MOTELS-0.97%

HFS, Inc.(a)                             350,000   $   20,737,500
-----------------------------------------------------------------
Host Marriott Corp.(a)                   208,500        3,622,687
-----------------------------------------------------------------
Marriot International, Inc.              515,000       28,453,750
-----------------------------------------------------------------
                                                       52,813,937
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.23%

Conseco Inc.                           1,148,900       47,535,738
-----------------------------------------------------------------
Equitable Companies, Inc.                500,000       14,625,000
-----------------------------------------------------------------
Equitable of Iowa Companies               92,800        4,535,600
-----------------------------------------------------------------
                                                       66,696,338
-----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-3.28%

Allstate Corp.                           565,300       37,027,150
-----------------------------------------------------------------
American International Group, Inc.       225,000       28,912,500
-----------------------------------------------------------------
Everest Re Holdings, Inc.                800,500       23,014,375
-----------------------------------------------------------------
ITT Hartford Group, Inc.                 375,000       27,937,500
-----------------------------------------------------------------
MBIA, Inc.                               150,000       14,606,250
-----------------------------------------------------------------
MGIC Investment Corp.                    200,000       16,250,000
-----------------------------------------------------------------
Travelers Group, Inc.                    550,000       30,456,250
-----------------------------------------------------------------
                                                      178,204,025
-----------------------------------------------------------------

LEISURE & RECREATION-0.81%

Carnival Corp.-Class A                   800,000       29,500,000
-----------------------------------------------------------------
Walt Disney Co. (The)                    175,000       14,350,000
-----------------------------------------------------------------
                                                       43,850,000
-----------------------------------------------------------------

MACHINERY (HEAVY)-0.59%

Caterpillar Inc.                         175,000       15,575,000
-----------------------------------------------------------------
Ingersoll-Rand Co.                       334,100       16,412,663
-----------------------------------------------------------------
                                                       31,987,663
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.06%

Thermo Electron Corp.(a)               1,664,400       57,421,800
-----------------------------------------------------------------

MEDICAL (DRUGS)-6.24%

Abbott Laboratories                      250,000       15,250,000
-----------------------------------------------------------------
American Home Products Corp.             900,000       59,625,000
-----------------------------------------------------------------
AmeriSource Health Corp.-Class A(a)      500,000       22,312,500
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                 500,000       32,750,000
-----------------------------------------------------------------
Cardinal Health, Inc.                    500,000       26,625,000
-----------------------------------------------------------------
ICN Pharmaceuticals, Inc.              1,200,000       25,350,000
-----------------------------------------------------------------
Johnson & Johnson                        500,000       30,625,000
-----------------------------------------------------------------
Merck & Co., Inc.                        500,000       45,250,000
-----------------------------------------------------------------
Pfizer, Inc.                             300,000       28,800,000
-----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                180,000       12,982,500
-----------------------------------------------------------------
Schering-Plough Corp.                    175,000       14,000,000
-----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)          700,000       25,025,000
-----------------------------------------------------------------
                                                      338,595,000
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
MEDICAL (PATIENT SERVICES)-3.71%

Columbia/HCA Healthcare Corp.            875,000   $   30,625,000
-----------------------------------------------------------------
Health Care and Retirement Corp.(a)      222,350        7,031,819
-----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                   1,400,000       27,650,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                   1,100,000       20,075,000
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)             300,000       19,762,500
-----------------------------------------------------------------
Quorum Health Group, Inc.(a)           1,000,000       31,125,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)              1,100,000       28,600,000
-----------------------------------------------------------------
United Healthcare Corp.                  550,000       26,743,750
-----------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                        262,000        9,923,250
-----------------------------------------------------------------
                                                      201,536,319
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-2.96%

Baxter International Inc.              1,000,000       47,875,000
-----------------------------------------------------------------
Becton, Dickinson & Co.                  600,000       27,600,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)               300,000       14,475,000
-----------------------------------------------------------------
DePuy, Inc.(a)                           172,200        3,616,200
-----------------------------------------------------------------
Stryker Corp.(a)                         701,600       23,065,100
-----------------------------------------------------------------
Sybron International Corp.(a)            941,900       31,318,175
-----------------------------------------------------------------
US Surgical Corp.                        375,000       12,843,750
-----------------------------------------------------------------
                                                      160,793,225
-----------------------------------------------------------------

OFFICE AUTOMATION-0.28%

Xerox Corp.                              250,000       15,375,000
-----------------------------------------------------------------

OFFICE PRODUCTS-0.42%

Reynolds & Reynolds Co.-Class A        1,100,000       22,825,000
-----------------------------------------------------------------

OIL & GAS (DRILLING)-0.24%

Reading & Bates Corp.(a)                 575,000       12,865,625
-----------------------------------------------------------------

OIL & GAS (SERVICES)-1.98%

Exxon Corp.                            1,010,000       57,191,250
-----------------------------------------------------------------
Halliburton Co.                          400,000       28,250,000
-----------------------------------------------------------------
Louisiana Land & Exploration Co.(a)      360,800       18,040,000
-----------------------------------------------------------------
Unocal Corp.                             108,900        4,151,813
-----------------------------------------------------------------
                                                      107,633,063
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.71%

Baker Hughes, Inc.                       550,100       18,978,450
-----------------------------------------------------------------
BJ Services Co.(a)                       142,800        6,729,450
-----------------------------------------------------------------
Coastal Corp.                            300,000       14,250,000
-----------------------------------------------------------------
Cooper Cameron Corp.(a)                   95,300        6,790,125
-----------------------------------------------------------------
Rowan Companies, Inc.(a)                 675,000       12,150,000
-----------------------------------------------------------------
Schlumberger Ltd.                        200,000       22,150,000
-----------------------------------------------------------------
Tidewater, Inc.                          300,000       12,037,500
-----------------------------------------------------------------
                                                       93,085,525
-----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.60%

Kimberly-Clark Corp.                     640,500       32,825,625
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
POLLUTION CONTROL-0.71%

USA Waste Services, Inc.(a)              800,000   $   26,200,000
-----------------------------------------------------------------
US Filter Corp.(a)                       399,900       12,146,962
-----------------------------------------------------------------
                                                       38,346,962
-----------------------------------------------------------------

PUBLISHING-0.54%

Gannett Company, Inc.                     97,600        8,515,600
-----------------------------------------------------------------
New York Times Co.-Class A               325,000       14,056,250
-----------------------------------------------------------------
Times Mirror Co.                         122,400        6,762,600
-----------------------------------------------------------------
                                                       29,334,450
-----------------------------------------------------------------

RESTAURANTS-0.49%

Applebee's International, Inc.           630,800       14,744,950
-----------------------------------------------------------------
Boston Chicken, Inc.(a)                  500,000       11,937,500
-----------------------------------------------------------------
                                                       26,682,450
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.68%

American Stores Co.                      456,000       20,748,000
-----------------------------------------------------------------
Kroger Co.(a)                            997,200       27,423,000
-----------------------------------------------------------------
Rite Aid Corp.                           650,000       29,900,000
-----------------------------------------------------------------
Safeway, Inc.(a)                         300,000       13,387,500
-----------------------------------------------------------------
                                                       91,458,500
-----------------------------------------------------------------

RETAIL (STORES)-5.79%

Barnes & Noble, Inc.(a)                  111,200        4,170,000
-----------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)               575,000       15,740,625
-----------------------------------------------------------------
Consolidated Stores Corp.(a)             562,500       22,500,000
-----------------------------------------------------------------
Costco Companies, Inc.(a)              1,100,000       31,762,500
-----------------------------------------------------------------
CVS Corp.                                450,000       22,331,250
-----------------------------------------------------------------
Dayton Hudson Corp.                      425,000       19,125,000
-----------------------------------------------------------------
Gap, Inc.                                140,800        4,488,000
-----------------------------------------------------------------
Home Depot, Inc.                         250,000       14,500,000
-----------------------------------------------------------------
Jones Apparel Group, Inc.(a)             200,000        8,350,000
-----------------------------------------------------------------
Lowe's Companies, Inc.                 1,080,000       41,040,000
-----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack             1,000,000       32,625,000
-----------------------------------------------------------------
Ross Stores, Inc.                        525,000       14,765,625
-----------------------------------------------------------------
Sysco Corp.                              298,600       10,600,300
-----------------------------------------------------------------
Tech Data Corp.(a)                       786,800       19,276,600
-----------------------------------------------------------------
TJX Companies, Inc.                      325,000       15,356,250
-----------------------------------------------------------------
Toys "R" Us, Inc.(a)                     550,000       15,675,000
-----------------------------------------------------------------
U.S. Office Products Co.(a)              850,000       21,675,000
-----------------------------------------------------------------
                                                      313,981,150
-----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.30%

Perkin-Elmer Corp.                       225,000       16,340,625
-----------------------------------------------------------------

SEMICONDUCTORS-5.95%

Advanced Micro Devices, Inc.(a)          600,000       25,500,000
-----------------------------------------------------------------
Analog Devices, Inc.(a)                  500,000       13,375,000
-----------------------------------------------------------------
Applied Materials, Inc.(a)             1,200,000       65,850,000
-----------------------------------------------------------------
Cypress Semiconductor Corp.(a)           638,900        8,864,738
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
SEMICONDUCTORS-(CONTINUED)

Intel Corp.                              100,000   $   15,312,500
-----------------------------------------------------------------
KLA Instruments Corp.(a)                 700,000       31,150,000
-----------------------------------------------------------------
Linear Technology Corp.                  300,000       15,075,000
-----------------------------------------------------------------
LSI Logic Corp.(a)                       425,000       16,256,250
-----------------------------------------------------------------
Maxim Integrated Products, Inc.(a)       300,000       15,862,500
-----------------------------------------------------------------
Micron Technology, Inc.                  850,000       29,962,500
-----------------------------------------------------------------
Motorola, Inc.                           450,000       25,762,500
-----------------------------------------------------------------
National Semiconductor Corp.(a)          673,300       16,832,500
-----------------------------------------------------------------
Novellus Systems, Inc.(a)                125,600        7,253,400
-----------------------------------------------------------------
Texas Instruments, Inc.                  400,000       35,700,000
-----------------------------------------------------------------
                                                      322,756,888
-----------------------------------------------------------------

TELECOMMUNICATIONS-2.83%

ADC Telecommunications, Inc.(a)          750,000       19,593,750
-----------------------------------------------------------------
Andrew Corp.(a)                          525,000       12,993,750
-----------------------------------------------------------------
Lucent Technologies, Inc.                600,000       35,475,000
-----------------------------------------------------------------
PairGain Technologies, Inc.(a)           500,000       13,000,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                         800,000       31,900,000
-----------------------------------------------------------------
WorldCom, Inc.(a)                      1,700,000       40,800,000
-----------------------------------------------------------------
                                                      153,762,500
-----------------------------------------------------------------

TELEPHONE-0.23%

Cincinnati Bell, Inc.                    225,000       12,600,000
-----------------------------------------------------------------

TEXTILES-0.28%

Fruit of The Loom, Inc.-Class A(a)       415,100       14,943,600
-----------------------------------------------------------------

TOBACCO-3.44%

Phillip Morris Companies, Inc.         2,500,000       98,437,500
-----------------------------------------------------------------
RJR Nabisco Holdings Corp.             2,306,200       68,609,450
-----------------------------------------------------------------
Universal Corp.                          700,000       19,600,000
-----------------------------------------------------------------
                                                      186,646,950
-----------------------------------------------------------------
    Total Domestic Common Stocks                    4,494,518,082
-----------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
DOMESTIC CONVERTIBLE PREFERRED STOCKS-1.19%

FINANCE (CONSUMER CREDIT)-0.43%

SunAmerica, Inc.-Series E,
  $3.10 Conv. Pfd.                   $   228,800       23,337,600
-----------------------------------------------------------------
HOTELS/MOTELS-0.31%

Host Marriott Financial Trust-

  $3.375 Conv. Pfd. (acquired
  02/12/97-02/19/97; cost
  $18,036,739)(b)                        310,800       17,250,643
-----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-0.45%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                   347,600       24,288,550
-----------------------------------------------------------------
    Total Domestic Convertible Preferred Stocks        64,876,793
-----------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
DOMESTIC CONVERTIBLE BONDS & NOTES-1.42%

CHEMICALS-0.39%

Sandoz Capital BVI Ltd., Gtd. Conv.
  Deb., 2.00%, 10/06/02
  (acquired 11/01/96-11/05/96; cost
  $18,721,100)(b)                    $17,000,000   $   21,335,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.57%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06              22,050,000       30,897,563
-----------------------------------------------------------------

POLLUTION CONTROL-0.09%

US Filter Corp., Conv. Sub. Notes,
  6.00%, 09/15/05                      2,700,000        4,683,475
-----------------------------------------------------------------

SEMICONDUCTORS-0.37%

Altera Corp., Conv. Sub. Notes,
  5.75%, 06/15/02
  (acquired 1/17/97; cost
  $16,951,400)(b)                     10,000,000       20,278,700
-----------------------------------------------------------------
    Total Domestic Convertible Bonds & Notes           77,194,738
-----------------------------------------------------------------

                                       SHARES
FOREIGN STOCKS & OTHER EQUITY INTERESTS-8.37%

CANADA-1.48%

Canadian Pacific, Ltd.
  (Transportation)                       585,000       14,259,375
-----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)                  600,000       19,050,000
-----------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                   325,000       23,603,125
-----------------------------------------------------------------
Philip Environmental, Inc.(a)
  (Pollution Control)                  1,500,000       23,625,000
-----------------------------------------------------------------
                                                       80,537,500
-----------------------------------------------------------------

FINLAND-0.29%

Nokia Oy A.B.-Class A-ADR
  (Telecommunications)                   240,000       15,510,000
-----------------------------------------------------------------

FRANCE-0.51%

Elf Aquitaine S.A. (Oil &
  Gas-Services)                          285,000       27,638,139
-----------------------------------------------------------------

GERMANY-0.30%

Adidas A.G. (Shoes & Related
  Apparel)                                78,800        8,213,073
-----------------------------------------------------------------
VEBA A.G. (Electric Power)               158,000        8,138,122
-----------------------------------------------------------------
                                                       16,351,195
-----------------------------------------------------------------

HONG KONG-0.88%

HSBC Holdings plc (Banking)              820,000       20,747,434
-----------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real
  Estate)                              2,505,000       27,163,235
-----------------------------------------------------------------
                                                       47,910,669
-----------------------------------------------------------------

IRELAND-0.36%

Elan Corp.
  plc-ADR(a)(Medical-Drugs)              580,000       19,720,000
-----------------------------------------------------------------

ISRAEL-0.38%

Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)               405,800       20,594,350
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
ITALY-0.64%

Telecom Italia Mobile S.p.A.
  (Telecommunications)                 6,000,000   $   18,821,674
-----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                 6,000,000       15,885,058
-----------------------------------------------------------------
                                                       34,706,732
-----------------------------------------------------------------
  York Shares (Appliances)               320,300       17,136,050
-----------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Oil & Gas-Services)       125,000       22,531,250
-----------------------------------------------------------------
                                                       57,011,050
-----------------------------------------------------------------

SWEDEN-0.55%

Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                   881,300       29,633,713
-----------------------------------------------------------------

UNITED KINGDOM-1.73%

Danka Business Systems plc-ADR
  (Office Automation)                    401,900   $   12,283,069
-----------------------------------------------------------------
Granada Group plc (Leisure &
  Recreation)                          1,330,000       19,184,765
-----------------------------------------------------------------
SmithKline Beecham plc-ADR
  (Medical-Drugs)                        775,000       62,484,375
-----------------------------------------------------------------
                                                       93,952,209
-----------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests                                       454,259,360
-----------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
COMMERCIAL PAPER-0.55%

Citibank, N.A., 5.895%, 12/26/97     $30,000,000   $   30,000,000
-----------------------------------------------------------------

REPURCHASE AGREEMENTS(C)-5.24%

Goldman, Sachs & Co., 5.375%,
  5/01/97(d)                          86,853,893       86,853,893
-----------------------------------------------------------------
HSBC Securities, Inc., 5.55%,
  5/01/97(e)                         197,510,181      197,510,181
-----------------------------------------------------------------
    Total Repurchase Agreements                       284,364,074
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.56%                            5,405,213,047
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.44%                    23,707,955
-----------------------------------------------------------------
TOTAL NET ASSETS-100.00%                           $5,428,921,002
=================================================================

Abbreviations:

ADR-American Depository Receipt

Notes to Schedule of Investments:

(a) Non-income producing security
(b) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at April 30, 1997 was $58,864,343 which represented 1.08% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into on 4/30/97 with maturing value of $701,547,221. Collateralized by $757,320,000 U.S. Treasury obligations, 0% to 8.875% due 07/17/97 to 02/15/26 with an aggregate market value at April 30, 1997 of $716,184,843.
(e) Joint repurchase agreement entered into on 4/30/97 with maturing value of $500,077,083. Collateralized by $285,655,288 U.S. Government agency obligations, 0% to 8.00% due 04/01/19 to 12/01/35 and $321,339,000 U.S.
    Treasury obligations, 4.75% to 9.25% due 09/30/97 to 10/31/99 with an aggregate market value at April 30, 1997 of $510,003,616.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)

ASSETS:

Investments, at market value (cost
  $4,524,773,802)                          $5,405,213,047
---------------------------------------------------------
Foreign currencies, at market value (cost
  $10,528)                                         10,792
---------------------------------------------------------
Receivables for:
  Investments sold                             90,580,668
---------------------------------------------------------
  Options purchased                               281,250
---------------------------------------------------------
  Capital stock sold                            4,604,126
---------------------------------------------------------
  Dividends and interest                        4,277,796
---------------------------------------------------------
Investment for deferred compensation plan          66,430
---------------------------------------------------------
Other assets                                      126,497
---------------------------------------------------------
    Total assets                            5,505,160,606
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        59,109,537
---------------------------------------------------------
  Options written                                 750,000
---------------------------------------------------------
  Capital stock reacquired                      9,292,445
---------------------------------------------------------
  Deferred compensation                            66,430
---------------------------------------------------------
Accrued advisory fees                           2,614,487
---------------------------------------------------------
Accrued administrative service fees                10,510
---------------------------------------------------------
Accrued distribution fees                       2,109,588
---------------------------------------------------------
Accrued transfer agent fees                     1,541,871
---------------------------------------------------------
Accrued operating expenses                        744,736
---------------------------------------------------------
    Total liabilities                          76,239,604
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $5,428,921,002
---------------------------------------------------------

NET ASSETS:

Class A                                    $5,014,448,112
---------------------------------------------------------
Class B                                    $  351,019,539
---------------------------------------------------------
Institutional Class                        $   63,453,351
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

CLASS A:

  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 264,935,631
=========================================================

CLASS B:

  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  18,779,084
=========================================================

INSTITUTIONAL CLASS:

  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   3,310,794
=========================================================

CLASS A:

  Net asset value and redemption price
    per share                              $        18.93
---------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $18.93 divided by 94.50%)         $        20.03
---------------------------------------------------------

CLASS B:

  Net asset value and offering price per
    share                                  $        18.69
---------------------------------------------------------

INSTITUTIONAL CLASS:

  Net asset value, offering and
    redemption price per share             $        19.17
=========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $396,081 foreign
  withholding tax)                           $   24,799,615
-----------------------------------------------------------
Interest                                          6,302,042
-----------------------------------------------------------
    Total investment income                      31,101,657
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    17,460,585
-----------------------------------------------------------
Administrative service fees                          73,693
-----------------------------------------------------------
Custodian fees                                      191,071
-----------------------------------------------------------
Directors' fees                                      15,990
-----------------------------------------------------------
Distribution fees-Class A                         7,688,203
-----------------------------------------------------------
Distribution fees-Class B                         1,589,373
-----------------------------------------------------------
Transfer agent fees-Class A                       4,286,458
-----------------------------------------------------------
Transfer agent fees-Class B                         385,368
-----------------------------------------------------------
Transfer agent fees-Institutional Class               2,855
-----------------------------------------------------------
Other                                               847,420
-----------------------------------------------------------
    Total expenses                               32,541,016
-----------------------------------------------------------
Less: Fees waived by advisor                       (949,019)
-----------------------------------------------------------
    Expenses paid indirectly                        (45,865)
-----------------------------------------------------------
    Net expenses                                 31,546,132
-----------------------------------------------------------
Net investment (loss)                              (444,475)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                         447,720,009
-----------------------------------------------------------
  Foreign currencies                             (2,571,094)
-----------------------------------------------------------
  Options contracts                               4,829,479
-----------------------------------------------------------
                                                449,978,394
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        (153,788,488)
-----------------------------------------------------------
  Foreign currencies                                (53,868)
-----------------------------------------------------------
  Options contracts                               2,178,320
-----------------------------------------------------------
                                               (151,664,036)
-----------------------------------------------------------
  Net gain on investment securities,
    foreign currencies, futures and option
    contracts                                   298,314,358
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $  297,869,883
===========================================================

     See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:
  Net investment (loss)                                       $     (444,475)   $   14,147,587
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies, futures and options contracts            449,978,394       590,548,116
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, and options contracts                   (151,664,036)       79,138,554
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      297,869,883       683,834,257
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (14,825,812)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (446,594)               --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (552,424,286)     (606,609,217)
----------------------------------------------------------------------------------------------
  Class B                                                        (32,141,402)       (7,814,517)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (6,654,246)       (7,332,667)
----------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                          1,412,885         2,368,957
----------------------------------------------------------------------------------------------
  Class B                                                             62,469           992,175
----------------------------------------------------------------------------------------------
  Institutional Class                                                 86,077            65,590
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        322,422,079       362,344,237
----------------------------------------------------------------------------------------------
  Class B                                                        101,653,884       210,825,508
----------------------------------------------------------------------------------------------
  Institutional Class                                              6,470,978         5,462,015
----------------------------------------------------------------------------------------------
       Net increase in net assets                                123,485,915       644,136,338
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          5,305,435,087     4,661,298,749
----------------------------------------------------------------------------------------------
  End of period                                               $5,428,921,002    $5,305,435,087
==============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $4,079,731,400    $3,649,184,459
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             30,361,176        44,516,626
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies, futures and options
    contracts                                                    439,469,771       580,711,311
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                             879,358,655     1,031,022,691
----------------------------------------------------------------------------------------------
                                                              $5,428,921,002    $5,305,435,087
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, corporate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.

E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
  F. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
  G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $1,913,444 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
  H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
  I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
  J. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the six months ended April 30, 1997, AIM waived fees of $949,019. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $73,693 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the six months ended April 30, 1997, AFS was reimbursed $2,228,690 for such services.
  During the six months ended April 30, 1997, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional Fund Services, Inc. ("AIFS") $2,855 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $42,960 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $2,905 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $45,865 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $7,688,203 and $1,589,373, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $831,559 from sales of shares of the Class A shares of the Fund during the year six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $24,937 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $10,693 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1997 was $3,610,400,083 and $4,082,664,624, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of April 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  980,079,896
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (105,092,131)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  874,987,765
===========================================================

Cost of investments for tax purposes is $4,530,225,282.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1997 are summarized as follows:

                                       OPTION CONTRACTS
                                   -------------------------
                                   NUMBER OF      PREMIUMS
                                   CONTRACTS      RECEIVED
                                   ---------    ------------
Beginning of period                  55,804     $ 22,601,072
------------------------------------------------------------
Written and Purchased (net)          62,525       18,316,598
------------------------------------------------------------
Closed (net)                        (79,359)     (30,366,331)
------------------------------------------------------------
Exercised (net)                      (9,500)      (3,963,917)
------------------------------------------------------------
Expired (net)                       (21,970)      (6,081,525)
------------------------------------------------------------
End of period                         7,500     $    505,897
------------------------------------------------------------

Open call option contracts written at April 30, 1997 were as follows:

                                                                                             APRIL 30,       UNREALIZED
                                                 CONTRACT   STRIKE   NUMBER OF   PREMIUM        1997        APPRECIATION
                                                  MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   (DEPRECIATION)
                     ISSUE                       --------   ------   ---------   --------   ------------   --------------
ADC Telecommunications, Inc.                      April        27       75       $505,897     $750,000       $(244,103)
-------------------------------------------------------------------------------------------------------------------------

NOTE 7-PUT OPTIONS WRITTEN

Transactions in put options written during the six months ended April 30, 1997 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------     ---------
Beginning of period                                           7,500         1,053,750
-------------------------------------------------------------------------------------
Purchased                                                        --                --
-------------------------------------------------------------------------------------
Exercised                                                        --                --
-------------------------------------------------------------------------------------
End of period                                                 7,500         1,053,750
-------------------------------------------------------------------------------------

Open put option contracts purchased at April 30, 1997 were as follows:

                                                                                               APRIL 30,       UNREALIZED
                                                 CONTRACT   STRIKE   NUMBER OF    PREMIUM         1997        APPRECIATION
                                                  MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
                     ISSUE                       --------   ------   ---------   ----------   ------------   --------------
ADC Telecommunications, Inc.                      April      22.5       75       $1,053,750     $281,250        $772,500
---------------------------------------------------------------------------------------------------------------------------

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                    APRIL 30, 1997              OCTOBER 31, 1996
                                                              --------------------------   --------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              ----------    ------------   ----------    ------------
Sold:
  Class A                                                     18,222,095     353,778,240   34,550,539    $648,183,624
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,136,342      98,559,132   12,381,545     231,706,372
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            187,453       3,617,225      516,716       9,877,153
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                     29,415,287     528,056,969   32,395,132     557,844,149
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,715,463      30,689,638      425,933       7,326,082
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            313,585       5,650,803      338,803       5,871,449
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (29,281,788)  (559,413,130)  (44,929,759)  (843,683,536)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,461,847)    (27,594,886)  (1,500,861)    (28,206,946)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (146,120)     (2,797,050)    (552,275)    (10,286,587)
---------------------------------------------------------------------------------------------------------------------
                                                              24,100,470     430,546,941   33,625,773    $578,631,760
=====================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during the six months ended April 30, 1997, each of the years in the eight-year period ended October 31, 1996 and the ten months ended October 31, 1988 and for a Class B share outstanding during the six months ended April 30, 1997, the year ended October 31, 1996 and the period June 26, 1995 (date sales commenced) through October 31, 1995.(a)

CLASS A:

                                      April 30,                                      October 31,
                                     ----------      ----------------------------------------------------------------------------
                                        1997            1996         1995          1994         1993         1992         1991
                                     ----------      ----------   ----------    ----------   ----------   ----------   ----------
Net asset value, beginning of
 period                              $    20.19      $    20.33   $    17.82    $    17.62   $    16.68   $    15.76   $    11.15
-----------------------------------  ----------      ----------   ----------    ----------   ----------   ----------   ----------
Income from investment operations:
 Net investment income                       --            0.06           --          0.07         0.10         0.10         0.11
-----------------------------------  ----------      ----------   ----------    ----------   ----------   ----------   ----------
 Net gains (losses) on securities
   (both realized and unrealized)          1.04            2.51         4.36          0.57         0.93         0.98         4.80
-----------------------------------  ----------      ----------   ----------    ----------   ----------   ----------   ----------
   Total from investment operations        1.04            2.57         4.36          0.64         1.03         1.08         4.91
-----------------------------------  ----------      ----------   ----------    ----------   ----------   ----------   ----------
Less distributions:
 Dividends from net investment
   income                                 (0.06)             --        (0.07)        (0.11)       (0.09)       (0.07)       (0.09)
-----------------------------------  ----------      ----------   ----------    ----------   ----------   ----------   ----------
 Distributions from net realized
   capital gains                          (2.24)          (2.71)       (1.78)        (0.33)          --        (0.09)       (0.21)
-----------------------------------  ----------      ----------   ----------    ----------   ----------   ----------   ----------
   Total distributions                    (2.30)          (2.71)       (1.85)        (0.44)       (0.09)       (0.16)       (0.30)
-----------------------------------  ----------      ----------   ----------    ----------   ----------   ----------   ----------
Net asset value, end of period       $    18.93      $    20.19   $    20.33    $    17.82   $    17.62   $    16.68   $    15.76
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Total return(c)                           5.67%           14.81%       28.20%         3.76%        6.17%        6.85%       44.88%
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $5,014,448      $4,977,493   $4,564,730    $3,965,858   $4,999,983   $5,198,835   $2,534,331
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Ratio of expenses to average net
 assets                                    1.11%(d)(e)(f)  1.12%(f)      1.17%(f)      1.21%(f)     1.13%(f)    1.13%(f)     1.18%
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Ratio of net investment income to
 average net assets                        0.03%(d)(h)     0.33%(h)      (0.02)%(h)    0.45%(h)     0.62%(h)    0.60%(h)     0.72%
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Portfolio turnover rate                      68%            159%         139%          136%         109%          37%          46%
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Average broker commission rate(i)    $   0.0622      $   0.0615          N/A           N/A          N/A          N/A          N/A
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Borrowings for the period:
Amount of debt outstanding at end
 of period (000s omitted)                    --              --           --            --           --           --           --
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Average amount of debt outstanding
 during the period (000s
 omitted)(j)                                 --              --   $      593            --           --           --           --
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Average number of shares
 outstanding during the period
 (000s omitted)(j)                      264,280         248,189      229,272       249,351      314,490      246,273      102,353
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========
Average amount of debt per share
 during the period                           --              --   $   0.0026            --           --           --           --
===================================  ==========      ==========   ==========    ==========   ==========   ==========   ==========


                                               October 31,
                                     --------------------------------
                                        1990        1989     1988(b)
                                     ----------   --------   --------
Net asset value, beginning of
 period                              $    12.32   $   9.23   $   8.36
-----------------------------------  ----------   --------   --------
Income from investment operations:
 Net investment income                     0.09       0.10       0.07
-----------------------------------  ----------   --------   --------
 Net gains (losses) on securities
   (both realized and unrealized)         (0.56)      3.10       0.80
-----------------------------------  ----------   --------   --------
   Total from investment operations       (0.47)      3.20       0.87
-----------------------------------  ----------   --------   --------
Less distributions:
 Dividends from net investment
   income                                 (0.06)     (0.11)        --
-----------------------------------  ----------   --------   --------
 Distributions from net realized
   capital gains                          (0.64)        --         --
-----------------------------------  ----------   --------   --------
   Total distributions                    (0.70)     (0.11)        --
-----------------------------------  ----------   --------   --------
Net asset value, end of period       $    11.15   $  12.32   $   9.23
===================================  ==========   ========   ========
Total return(c)                           (4.03)%    35.13%     10.41%
===================================  ==========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $  632,522   $393,320   $297,284
===================================  ==========   ========   ========
Ratio of expenses to average net
 assets                                    1.25%      1.19%      1.08%(g)
===================================  ==========   ========   ========
Ratio of net investment income to
 average net assets                        0.75%      0.96%      0.90%(g)
===================================  ==========   ========   ========
Portfolio turnover rate                      79%        87%        93%
===================================  ==========   ========   ========
Average broker commission rate(i)           N/A        N/A        N/A
===================================  ==========   ========   ========
Borrowings for the period:
Amount of debt outstanding at end
 of period (000s omitted)                    --   $  3,781         --
===================================  ==========   ========   ========
Average amount of debt outstanding
 during the period (000s
 omitted)(j)                         $      485   $  1,083   $    229
===================================  ==========   ========   ========
Average number of shares
 outstanding during the period
 (000s omitted)(j)                       44,770     31,275     33,031
===================================  ==========   ========   ========
Average amount of debt per share
 during the period                   $    0.011   $  0.035   $  0.007
===================================  ==========   ========   ========

(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on September 29, 1987.

(b) The Fund changed investment advisors on September 30, 1988.

(c) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.

(d) Ratios are annualized and based on average net assets of $5,167,944,740.

(e) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(f) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.14% (annualized), 1.15%, 1.19%, 1.24%, 1.17% and 1.15% for the periods 1997-1992, respectively.

(g) Annualized.

(h) After waiver of fees and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to waiver of fees and/or expense reimbursements were 0.00% (annualized), 0.30%, (0.04%), 0.42%, 0.58% and
    0.58% for the periods 1997-1992, respectively.

(i) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(j) Averages computed on a daily basis.

CLASS B:

                                                              APRIL 30,                OCTOBER 31,
                                                              ----------       ---------------------------
                                                                 1997             1996             1995
                                                              ----------       ----------       ----------
Net asset value, beginning of period                          $    19.98       $    20.28       $    18.56
------------------------------------------------------------  ----------       ----------       ----------
Income from investment operations:
  Net investment income (loss)                                     (0.05)           (0.05)(a)        (0.03)
------------------------------------------------------------  ----------       ----------       ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     1.00             2.46             1.75
------------------------------------------------------------  ----------       ----------       ----------
    Total from investment operations                                0.95             2.41             1.72
------------------------------------------------------------  ----------       ----------       ----------
Less distributions:
  Distributions from net realized capital gains                    (2.24)           (2.71)              --
------------------------------------------------------------  ----------       ----------       ----------
Net asset value, end of period                                $    18.69       $    19.98       $    20.28
============================================================  ==========       ==========       ==========
Total return(b)                                                     5.23%           13.95%            9.27%
============================================================  ==========       ==========       ==========
Ratios/supplemental data:
Net assets, end of period (000's omitted)                     $  351,020       $  267,459       $   42,238
============================================================  ==========       ==========       ==========
Ratio of expenses to average net assets                             1.88%(c)(d)(e)   1.95%(e)         1.91%(e)(f)
============================================================  ==========       ==========       ==========
Ratio of net investment income (loss) to average net assets        (0.74)%(c)(g)    (0.50)%(g)       (0.76)%(f)(g)
============================================================  ==========       ==========       ==========
Portfolio turnover rate                                               68%             159%             139%
============================================================  ==========       ==========       ==========
Average broker commission rate(h)                             $   0.0622       $   0.0615              N/A
============================================================  ==========       ==========       ==========
Borrowings for the period:
Amount of debt outstanding at end of
  period (000s omitted)                                               --               --               --
============================================================  ==========       ==========       ==========
Average amount of debt outstanding during the
  period (000s omitted)(i)                                            --               --         $      3
============================================================  ==========       ==========       ==========
Average number of shares outstanding during the
  period (000s omitted)(i)                                        16,619            7,956            1,036
============================================================  ==========       ==========       ==========
Average amount of debt per share during the period                    --               --        $  0.0029
============================================================  ==========       ==========       ==========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $320,508,971.

(d) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(e) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.98% (annualized),
  1.98% and 1.94% (annualized) for the periods 1997-1995, respectively.

(f) Annualized.

(g) After waiver of fees and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to waiver of fees and/or expense reimbursements were (0.53)% (annualized), (0.53)% and (0.79)% (annualized) for the periods 1997-1995, respectively.

(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(i) Averages computed on a daily basis.

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc. ("AIM Advisors").

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc. ("AIM Capital").

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To approve the elimination of the fundamental investment policy prohibiting or restricting the Fund's investments in puts, calls, straddles and spreads.

(6) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

  The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  146,733,416          2,498,355           6,552,908
(3)  Approval of Sub-Advisory Agreement..........................  146,153,496          2,885,840           6,745,343
(4)  Elimination of Fundamental Investment Policy Concerning
     Investments in Other Investment Companies...................  111,841,005          5,168,602           6,908,560
(5)  Elimination of Fundamental Investment Policy concerning
     Puts, Calls, Straddles and Spreads..........................  110,091,179          6,531,415           7,295,571
(6)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

SCHEDULE OF INVESTMENTS

April 30, 1997
(Unaudited)

                                                           MARKET
                                           SHARES          VALUE
DOMESTIC COMMON STOCKS-83.91%

ADVERTISING/BROADCASTING-0.99%

American Radio Systems Corp.(a)              300,000   $    8,775,000
---------------------------------------------------------------------
Chancellor Corp.-Class A(a)                  154,000        4,312,000
---------------------------------------------------------------------
Clear Channel Communications, Inc.(a)      1,500,000       72,750,000
---------------------------------------------------------------------
Jacor Communications, Inc.(a)                786,700       22,125,938
---------------------------------------------------------------------
Paxson Communications Corp.(a)               750,000        7,500,000
---------------------------------------------------------------------
True North Communications, Inc.               61,400        1,174,275
---------------------------------------------------------------------
                                                          116,637,213
---------------------------------------------------------------------

AIRLINES-0.12%

Southwest Airlines Co.                       500,000       13,750,000
---------------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.14%

Mark IV Industries, Inc.                     689,063       16,020,703
---------------------------------------------------------------------

BANKING-0.62%

Bank of Boston Corp.                       1,000,000       72,750,000
---------------------------------------------------------------------

BEVERAGES-ALCOHOLIC-0.10%

Cerner Corp.(a)                              725,000       11,690,625
---------------------------------------------------------------------

BIOTECHNOLOGY-0.92%

Amgen, Inc.(a)                               912,700       53,735,212
---------------------------------------------------------------------
Biogen, Inc.(a)                              668,100       21,379,200
---------------------------------------------------------------------
Guidant Corp.                                500,000       34,125,000
---------------------------------------------------------------------
                                                          109,239,412
---------------------------------------------------------------------

BUSINESS SERVICES-1.25%

AccuStaff, Inc.(a)                         1,000,000       18,250,000
---------------------------------------------------------------------
Corrections Corp. of America(a)              357,100       11,650,388
---------------------------------------------------------------------
CUC International, Inc.(a)                   900,000       19,012,500
---------------------------------------------------------------------
Equifax, Inc.                                500,000       14,375,000
---------------------------------------------------------------------
HealthCare COMPARE Corp.(a)                  493,900       21,422,912
---------------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)              1,350,000       30,712,500
---------------------------------------------------------------------
Paychex, Inc.                                700,000       32,768,750
---------------------------------------------------------------------
                                                          148,192,050
---------------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.20%

IMC Global, Inc.                             625,000       23,046,875
---------------------------------------------------------------------

COMPUTER MINI/PCS-3.61%

Compaq Computer Corp.(a)                   1,350,000      115,256,250
---------------------------------------------------------------------
Dell Computer Corp.(a)                     1,538,400      128,744,850
---------------------------------------------------------------------
Gateway 2000, Inc.(a)                        500,000       27,437,500
---------------------------------------------------------------------
Hewlett-Packard Co.                          750,000       39,375,000
---------------------------------------------------------------------
Sun Microsystems, Inc.(a)                  4,000,000      115,250,000
---------------------------------------------------------------------
                                                          426,063,600
---------------------------------------------------------------------

COMPUTER NETWORKING-0.88%

ACT Networks, Inc.(a)(b)                     500,000        6,750,000
---------------------------------------------------------------------
Ascend Communications, Inc.(a)               625,000       28,593,750
---------------------------------------------------------------------
Cabletron Systems, Inc.(a)                 2,000,000       69,000,000
---------------------------------------------------------------------
                                                          104,343,750
---------------------------------------------------------------------

COMPUTER PERIPHERALS-1.78%

Adaptec, Inc.(a)                           1,700,000       62,900,000
---------------------------------------------------------------------
EMC Corp.(a)                               2,000,000       72,750,000
---------------------------------------------------------------------

                                                           MARKET
                                           SHARES          VALUE
COMPUTER PERIPHERALS-(CONTINUED)

Microchip Technology, Inc.(a)              2,100,075   $   65,627,344
---------------------------------------------------------------------
Storage Technology Corp.(a)                  250,000        8,781,250
---------------------------------------------------------------------
                                                          210,058,594
---------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-9.95%

Adobe Systems, Inc.                        1,350,000       52,818,750
---------------------------------------------------------------------
Affiliated Computer Services, Inc.(a)      1,000,000       26,000,000
---------------------------------------------------------------------
BDM International Inc.(a)                    400,000        9,300,000
---------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                   463,200       14,822,400
---------------------------------------------------------------------
BMC Software, Inc.(a)                      2,000,000       86,500,000
---------------------------------------------------------------------
Cadence Design Systems, Inc.(a)            2,000,000       64,000,000
---------------------------------------------------------------------
Centura Software Corp.(a)                     42,893           85,786
---------------------------------------------------------------------
Computer Associates International, Inc.      500,000       26,000,000
---------------------------------------------------------------------
Computer Sciences Corp.(a)                   400,000       25,000,000
---------------------------------------------------------------------
Compuware Corp.(a)                         2,000,000       75,500,000
---------------------------------------------------------------------
CSG Systems International, Inc.(a)           510,000        9,052,500
---------------------------------------------------------------------
DST Systems, Inc.(a)                       1,000,000       28,375,000
---------------------------------------------------------------------
Electronic Arts, Inc.(a)                     500,000       12,062,500
---------------------------------------------------------------------
Electronics for Imaging, Inc.(a)             317,200       12,450,100
---------------------------------------------------------------------
First Data Corp.                             850,000       29,325,000
---------------------------------------------------------------------
Fiserv, Inc.(a)                              625,000       23,593,750
---------------------------------------------------------------------
HBO & Co.                                    900,000       48,150,000
---------------------------------------------------------------------
HPR, Inc.(a)                                 500,000        7,062,500
---------------------------------------------------------------------
IDX Systems Corp.(a)                         356,900       10,617,775
---------------------------------------------------------------------
McAfee Associates, Inc.(a)                 1,000,000       55,750,000
---------------------------------------------------------------------
Microsoft Corp.(a)                         1,000,000      121,500,000
---------------------------------------------------------------------
National Data Corp.                          750,000       28,125,000
---------------------------------------------------------------------
Network General Corp.(a)(b)                1,985,700       27,303,375
---------------------------------------------------------------------
Oracle Corp.(a)                            1,600,000       63,600,000
---------------------------------------------------------------------
Parametric Technology Co.(a)               2,317,300      104,857,825
---------------------------------------------------------------------
Physician Computer Network, Inc.(a)        1,500,000        7,968,750
---------------------------------------------------------------------
Security Dynamics Technologies, Inc.(a)    1,000,000       25,250,000
---------------------------------------------------------------------
Sterling Commerce, Inc.(a)                 2,000,000       51,750,000
---------------------------------------------------------------------
Sterling Software, Inc.(a)                   500,000       15,250,000
---------------------------------------------------------------------
SunGard Data Systems Inc.(a)                 530,000       23,518,750
---------------------------------------------------------------------
Sybase, Inc.(a)                            1,000,000       14,750,000
---------------------------------------------------------------------
Synopsys, Inc.(a)                          2,000,000       63,750,000
---------------------------------------------------------------------
Transition Systems, Inc.(a)                   33,300          399,600
---------------------------------------------------------------------
Wind River Systems(a)                        450,000       10,350,000
---------------------------------------------------------------------
                                                        1,174,839,361
---------------------------------------------------------------------

CONGLOMERATES-0.77%

Corning Inc.                               1,000,000       48,250,000
---------------------------------------------------------------------
Tyco International Ltd.                      411,982       25,130,902
---------------------------------------------------------------------
U.S. Industries, Inc.(a)                     500,000       18,062,500
---------------------------------------------------------------------
                                                           91,443,402
---------------------------------------------------------------------

CONSUMER NON-DURABLES-0.05%

Central Garden and Pet Co.(a)                300,000        5,981,250
---------------------------------------------------------------------

COSMETICS & TOILETRIES-0.57%

General Nutrition Companies, Inc.(a)       1,750,000       37,625,000
---------------------------------------------------------------------

                                                           MARKET
                                           SHARES          VALUE
COSMETICS & TOILETRIES-(CONTINUED)

McKesson Corp.                               167,600   $   12,130,050
---------------------------------------------------------------------
Rexall Sundown, Inc.(a)                      877,500       17,440,313
---------------------------------------------------------------------
                                                           67,195,363
---------------------------------------------------------------------

ELECTRIC POWER-0.30%

AES Corp.(a)                                 550,000       35,887,500
---------------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.79%

AMETEK, Inc.                                 300,000        6,712,500
---------------------------------------------------------------------
Berg Electronics Corp.(a)                    500,000       15,000,000
---------------------------------------------------------------------
BMC Industries, Inc.                         500,000       14,500,000
---------------------------------------------------------------------
Methode Electronics, Inc.-Class A            450,000        6,356,250
---------------------------------------------------------------------
Micron Electronics, Inc.(a)                1,200,000       24,450,000
---------------------------------------------------------------------
Molex, Inc.-Class A                          292,969        8,496,094
---------------------------------------------------------------------
Raychem Corp.                                270,300       17,434,350
---------------------------------------------------------------------
SCI Systems, Inc.(a)                         105,300        6,502,275
---------------------------------------------------------------------
Symbol Technologies, Inc.(a)                 900,000       29,137,500
---------------------------------------------------------------------
Teradyne, Inc.(a)                          2,000,000       65,500,000
---------------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)           550,000       17,256,250
---------------------------------------------------------------------
                                                          211,345,219
---------------------------------------------------------------------

ELECTRONIC/PC DISTRIBUTERS-0.30%

Arrow Electronics, Inc.(a)                   421,100       23,423,687
---------------------------------------------------------------------
Avnet, Inc.                                  200,000       12,175,000
---------------------------------------------------------------------
                                                           35,598,687
---------------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.12%

Imperial Credit Industries, Inc.(a)        1,000,000       14,562,500
---------------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.37%

Aames Financial Corp.(b)                   1,060,500       16,305,187
---------------------------------------------------------------------
American Express Co.                         580,700       38,253,612
---------------------------------------------------------------------
Capital One Financial Corp.                1,700,000       61,412,500
---------------------------------------------------------------------
Cityscape Financial Corp.(a)                 183,700        2,456,988
---------------------------------------------------------------------
Concord EFS, Inc.(a)                       2,250,000       44,437,500
---------------------------------------------------------------------
Credit Acceptance Corp.(a)                   500,000        5,406,250
---------------------------------------------------------------------
Green Tree Financial Corp.                 2,500,000       74,062,500
---------------------------------------------------------------------
Household International, Inc.                650,000       57,200,000
---------------------------------------------------------------------
IMC Mortgage Co.(a)(b)                     1,398,000       15,727,500
---------------------------------------------------------------------
MBNA Corp.                                 2,000,000       66,000,000
---------------------------------------------------------------------
Money Store, Inc. (The)                    1,579,800       34,163,175
---------------------------------------------------------------------
PMT Services, Inc.(a)                      1,000,000       11,875,000
---------------------------------------------------------------------
Southern Pacific Funding Corp.(a)            300,000        3,187,500
---------------------------------------------------------------------
Student Loan Marketing Association           450,000       53,212,500
---------------------------------------------------------------------
SunAmerica, Inc.                             700,000       32,200,000
---------------------------------------------------------------------
                                                          515,900,212
---------------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.21%

Washington Mutual, Inc.                      510,600       25,210,875
---------------------------------------------------------------------

FUNERAL SERVICES-1.30%

Equity Corp. International(a)                400,000        8,600,000
---------------------------------------------------------------------
Service Corp. International                3,500,000      119,875,000
---------------------------------------------------------------------
Stewart Enterprises, Inc.-Class A            750,000       24,750,000
---------------------------------------------------------------------
                                                          153,225,000
---------------------------------------------------------------------

FURNITURE-0.29%

Leggett & Platt, Inc.                      1,000,000       34,750,000
---------------------------------------------------------------------

                                                           MARKET
                                           SHARES          VALUE
GAMING-0.84%

Circus Circus Enterprises(a)               1,250,000   $   30,156,250
---------------------------------------------------------------------
GTECH Holdings Corp.(a)                      750,000       23,062,500
---------------------------------------------------------------------
International Game Technology              1,358,300       21,563,013
---------------------------------------------------------------------
MGM Grand, Inc.(a)                           732,100       24,708,375
---------------------------------------------------------------------
                                                           99,490,138
---------------------------------------------------------------------

HOTELS/MOTELS-1.05%

Choice Hotels International, Inc.(a)       1,500,000       21,000,000
---------------------------------------------------------------------
Doubletree Corp.(a)                          702,800       29,517,600
---------------------------------------------------------------------
HFS, Inc.(a)                                 750,000       44,437,500
---------------------------------------------------------------------
Promus Hotel Corp.(a)                        650,000       22,912,500
---------------------------------------------------------------------
Sun International Hotels Ltd.(a)             200,000        6,075,000
---------------------------------------------------------------------
                                                          123,942,600
---------------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.40%

Compdent Corp.(a)(b)                         350,800        5,656,650
---------------------------------------------------------------------
Conseco Inc.                               1,000,000       41,375,000
---------------------------------------------------------------------
                                                           47,031,650
---------------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-1.15%

CapMAC Holdings, Inc.                        850,000       22,100,000
---------------------------------------------------------------------
MGIC Investment Corp.                      1,000,000       81,250,000
---------------------------------------------------------------------
Progressive Corp.                             44,900        3,418,012
---------------------------------------------------------------------
Providian Corp.                              500,000       28,875,000
---------------------------------------------------------------------
                                                          135,643,012
---------------------------------------------------------------------

LEISURE & RECREATION-0.71%

Harley-Davidson, Inc.                      1,500,000       59,250,000
---------------------------------------------------------------------
Regal Cinemas, Inc.(a)                       500,000       13,625,000
---------------------------------------------------------------------
Speedway Motorsports, Inc.(a)                511,200       10,671,300
---------------------------------------------------------------------
                                                           83,546,300
---------------------------------------------------------------------

MACHINE TOOLS-0.23%

Precision Castparts Corp.                    500,000       26,750,000
---------------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.49%

Pentair, Inc.                                500,000       14,937,500
---------------------------------------------------------------------
Thermo Electron Corp.(a)                   1,250,000       43,125,000
---------------------------------------------------------------------
                                                           58,062,500
---------------------------------------------------------------------

MEDICAL (DRUGS)-2.26%

Cardinal Health, Inc.                      2,143,200      114,125,400
---------------------------------------------------------------------
Covance, Inc.(a)                           1,650,000       24,337,500
---------------------------------------------------------------------
Curative Technologies, Inc.(a)               282,200        6,666,975
---------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)                900,000       26,100,000
---------------------------------------------------------------------
Express Scripts, Inc.-Class A(a)             700,000       25,725,000
---------------------------------------------------------------------
Forest Laboratories, Inc.(a)                 500,000       17,062,500
---------------------------------------------------------------------
Jones Medical Industries, Inc.             1,121,350       39,527,588
---------------------------------------------------------------------
Parexel International Corp.(a)               458,200       12,829,600
---------------------------------------------------------------------
                                                          266,374,563
---------------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-8.72%

American HomePatient, Inc.(a)(b)             750,000       14,437,500
---------------------------------------------------------------------
Columbia/HCA Healthcare Corp.              1,700,000       59,500,000
---------------------------------------------------------------------
FPA Medical Management, Inc.(a)            1,000,000       16,250,000
---------------------------------------------------------------------
Genesis Health Ventures, Inc.(a)             600,000       17,925,000
---------------------------------------------------------------------
Health Care and Retirement Corp.(a)(b)     1,500,000       47,437,500
---------------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                          3,184,687       85,190,377
---------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                       6,200,000      122,450,000
---------------------------------------------------------------------

                                                           MARKET
                                           SHARES          VALUE
MEDICAL (PATIENT SERVICES)-(CONTINUED)

Humana, Inc.(a)                            1,975,000   $   42,956,250
---------------------------------------------------------------------
Lincare Holdings, Inc.(a)                  1,100,000       43,175,000
---------------------------------------------------------------------
MedPartners, Inc.(a)                         800,000       14,600,000
---------------------------------------------------------------------
Multicare Companies, Inc.(a)                 702,700       13,087,787
---------------------------------------------------------------------
OccuSystems, Inc.(a)                         430,000        8,868,750
---------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)      524,200        6,290,400
---------------------------------------------------------------------
Oxford Health Plans, Inc.(a)               1,450,000       95,518,750
---------------------------------------------------------------------
PacifiCare Health Systems, Inc.-Class
  B(a)                                       300,000       24,075,000
---------------------------------------------------------------------
PhyCor, Inc.(a)                            1,050,000       27,956,250
---------------------------------------------------------------------
Quorum Health Group, Inc.(a)               1,100,000       34,237,500
---------------------------------------------------------------------
Tenet Healthcare Corp.(a)                  4,950,000      128,700,000
---------------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)         1,000,000       32,125,000
---------------------------------------------------------------------
United Healthcare Corp.                    1,250,000       60,781,250
---------------------------------------------------------------------
Universal Health Services, Inc.-Class
  B(a)                                     1,350,000       51,131,250
---------------------------------------------------------------------
Vencor, Inc.(a)                            1,250,000       52,031,250
---------------------------------------------------------------------
Wellpoint Health Networks, Inc.(a)           752,000       31,772,000
---------------------------------------------------------------------
                                                        1,030,496,814
---------------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-3.10%

Boston Scientific Corp.(a)                   680,952       32,855,934
---------------------------------------------------------------------
Dentsply International, Inc.                 550,000       27,225,000
---------------------------------------------------------------------
Gulf South Medical Supply, Inc.(a)(b)      1,054,700       15,029,475
---------------------------------------------------------------------
Hillenbrand Industries, Inc.                 650,000       27,950,000
---------------------------------------------------------------------
Invacare Corp.                               885,200       17,593,350
---------------------------------------------------------------------
Omnicare, Inc.                             3,250,000       79,218,750
---------------------------------------------------------------------
Physician Sales & Service, Inc.(a)           750,000       10,875,000
---------------------------------------------------------------------
Quintiles Transnational Corp.(a)             750,000       38,156,250
---------------------------------------------------------------------
Steris Corp.(a)                              500,000       16,375,000
---------------------------------------------------------------------
Sybron International Corp.(a)              2,000,000       66,500,000
---------------------------------------------------------------------
US Surgical Corp.                          1,000,000       34,250,000
---------------------------------------------------------------------
                                                          366,028,759
---------------------------------------------------------------------

OFFICE AUTOMATION-0.31%

Xerox Corp.                                  600,000       36,900,000
---------------------------------------------------------------------

OFFICE PRODUCTS-0.57%

Avery Dennison Corp.                         600,000       22,050,000
---------------------------------------------------------------------
Reynolds & Reynolds Co.-Class A            2,155,400       44,724,550
---------------------------------------------------------------------
                                                           66,774,550
---------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.65%

Apache Corp.                                 686,800       23,351,200
---------------------------------------------------------------------
Burlington Resources, Inc.                   750,000       31,781,250
---------------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)         1,500,000       21,187,500
---------------------------------------------------------------------
                                                           76,319,950
---------------------------------------------------------------------

OIL & GAS (SERVICES)-1.36%

Camco International, Inc.                    963,700       42,764,187
---------------------------------------------------------------------
Energy Ventures, Inc.(a)                     300,000       20,062,500
---------------------------------------------------------------------
Global Marine, Inc.(a)                     1,750,000       35,218,750
---------------------------------------------------------------------
Halliburton Co.                              500,000       35,312,500
---------------------------------------------------------------------
Pennzoil Co.                                 450,000       22,162,500
---------------------------------------------------------------------
Veritas DGC, Inc.(a)                         250,000        4,812,500
---------------------------------------------------------------------
                                                          160,332,937
---------------------------------------------------------------------

                                                           MARKET
                                           SHARES          VALUE
OIL EQUIPMENT & SUPPLIES-3.44%

Baker Hughes, Inc.                         1,500,000   $   51,750,000
---------------------------------------------------------------------
BJ Services Co.(a)                           500,000       23,562,500
---------------------------------------------------------------------
Cooper Cameron Corp.(a)                      500,000       35,625,000
---------------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)           750,000       48,281,250
---------------------------------------------------------------------
ENSCO International, Inc.(a)               1,000,000       47,500,000
---------------------------------------------------------------------
Falcon Drilling Co., Inc.(a)                 800,000       30,600,000
---------------------------------------------------------------------
Marine Drilling Co., Inc.(a)(b)            2,139,100       33,690,825
---------------------------------------------------------------------
Nabors Industries, Inc.(a)                 1,000,000       18,750,000
---------------------------------------------------------------------
Pride Petroleum Services, Inc.(a)          1,208,100       20,839,725
---------------------------------------------------------------------
Rowan Companies, Inc.(a)                     750,000       13,500,000
---------------------------------------------------------------------
Smith International, Inc.(a)               1,000,000       47,375,000
---------------------------------------------------------------------
Varco International, Inc.(a)(b)            1,500,000       34,500,000
---------------------------------------------------------------------
                                                          405,974,300
---------------------------------------------------------------------

POLLUTION CONTROL-1.10%

United Waste Systems, Inc.                 1,300,000       43,875,000
---------------------------------------------------------------------
US Filter Corp.(a)                         1,300,000       39,487,500
---------------------------------------------------------------------
USA Waste Services, Inc.(a)                1,410,000       46,177,500
---------------------------------------------------------------------
                                                          129,540,000
---------------------------------------------------------------------

PUBLISHING-0.25%

Gartner Group, Inc.(a)                       500,000       13,125,000
---------------------------------------------------------------------
Times Mirror Co.                             300,000       16,575,000
---------------------------------------------------------------------
                                                           29,700,000
---------------------------------------------------------------------

RESTAURANTS-1.03%

Apple South, Inc.                          1,000,000       13,000,000
---------------------------------------------------------------------
Applebee's International, Inc.             1,000,000       23,375,000
---------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.     1,250,000       33,437,500
---------------------------------------------------------------------
Lone Star Steakhouse & Saloon(a)           1,000,000       19,750,000
---------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                  538,900       10,575,913
---------------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A(a)                            425,000        7,809,375
---------------------------------------------------------------------
Starbucks Corp.(a)                           450,000       13,443,750
---------------------------------------------------------------------
                                                          121,391,538
---------------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.56%

American Stores Co.                        1,300,000       59,150,000
---------------------------------------------------------------------
Kroger Co.(a)                              2,400,000       66,000,000
---------------------------------------------------------------------
Quality Food Centers, Inc.(a)                600,000       24,075,000
---------------------------------------------------------------------
Revco D.S., Inc.(a)                          800,000       34,800,000
---------------------------------------------------------------------
Rite Aid Corp.                               713,420       32,817,320
---------------------------------------------------------------------
Safeway, Inc.(a)                           1,925,000       85,903,125
---------------------------------------------------------------------
                                                          302,745,445
---------------------------------------------------------------------

RETAIL (STORES)-8.79%

Bed Bath & Beyond, Inc.(a)                 1,000,000       27,375,000
---------------------------------------------------------------------
Blyth Industries, Inc.(a)                    172,000        6,794,000
---------------------------------------------------------------------
CDW Computer Centers, Inc.(a)              1,049,700       50,385,600
---------------------------------------------------------------------
CompUSA, Inc.(a)                           3,000,000       57,750,000
---------------------------------------------------------------------
Consolidated Stores Corp.(a)               2,250,000       90,000,000
---------------------------------------------------------------------
Dayton Hudson Corp.                        1,750,000       78,750,000
---------------------------------------------------------------------
Dollar General Corp.                         950,066       30,045,837
---------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                  600,000       23,700,000
---------------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)           845,400        8,718,187
---------------------------------------------------------------------
Gap, Inc.                                    500,000       15,937,500
---------------------------------------------------------------------
Global DirectMail Corp.(a)                   549,700        9,688,462
---------------------------------------------------------------------
Hollywood Entertainment Corp.(a)              73,100        1,562,513
---------------------------------------------------------------------

                                                           MARKET
                                           SHARES          VALUE
RETAIL (STORES)-(CONTINUED)

Home Depot, Inc.                             100,000   $    5,800,000
---------------------------------------------------------------------
Jones Apparel Group, Inc.(a)               1,150,000       48,012,500
---------------------------------------------------------------------
Kohl's Corp.(a)                              700,000       34,212,500
---------------------------------------------------------------------
Lowe's Companies, Inc.                     1,600,000       60,800,000
---------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)          1,400,050       34,826,244
---------------------------------------------------------------------
Meyer (Fred), Inc.(a)                        706,300       29,046,587
---------------------------------------------------------------------
Micro Warehouse, Inc.(a)                   1,159,600       20,003,100
---------------------------------------------------------------------
Oakley, Inc.(a)                              500,000        5,125,000
---------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                   750,000       24,468,750
---------------------------------------------------------------------
Petco Animal Supplies, Inc.(a)(b)            850,000       18,168,750
---------------------------------------------------------------------
PETsMART, Inc.(a)                          2,000,000       33,625,000
---------------------------------------------------------------------
Ross Stores, Inc.                            734,000       20,643,750
---------------------------------------------------------------------
Saks Holdings, Inc.(a)                        89,900        1,719,338
---------------------------------------------------------------------
Sports Authority, Inc. (The)(a)(b)         1,250,000       22,187,500
---------------------------------------------------------------------
Staples, Inc.(a)                           3,500,000       63,000,000
---------------------------------------------------------------------
Tech Data Corp.(a)                         1,687,300       41,338,850
---------------------------------------------------------------------
Tiffany & Co.                              1,000,000       39,625,000
---------------------------------------------------------------------
TJX Companies, Inc.                          750,000       35,437,500
---------------------------------------------------------------------
Toys "R" Us, Inc.(a)                       2,000,000       57,000,000
---------------------------------------------------------------------
Viking Office Products, Inc.(a)            2,000,000       27,250,000
---------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                     500,000       15,500,000
---------------------------------------------------------------------
                                                        1,038,497,468
---------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.49%

Perkin-Elmer Corp.                           794,800       57,722,350
---------------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.07%

Rural/Metro Corp.(a)                         300,000        8,625,000
---------------------------------------------------------------------

SEMICONDUCTORS-7.70%

Advanced Micro Devices, Inc.(a)            1,250,000       53,125,000
---------------------------------------------------------------------
Altera Corp.(a)                            1,821,400       90,273,137
---------------------------------------------------------------------
Analog Devices, Inc.(a)                    1,000,000       26,750,000
---------------------------------------------------------------------
Applied Materials, Inc.(a)                 1,150,000       63,106,250
---------------------------------------------------------------------
Atmel Corp.(a)                               500,000       12,437,500
---------------------------------------------------------------------
Intel Corp.                                  150,000       22,968,750
---------------------------------------------------------------------
Kemet Corp.(a)                               279,900        5,458,050
---------------------------------------------------------------------
KLA Instruments Corp.(a)                   1,500,000       66,750,000
---------------------------------------------------------------------
Lam Research Corp.(a)                        525,000       15,225,000
---------------------------------------------------------------------
Linear Technology Corp.                    1,500,000       75,375,000
---------------------------------------------------------------------
LSI Logic Corp.(a)                         1,500,000       57,375,000
---------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)         1,275,000       67,415,625
---------------------------------------------------------------------
Micron Technology, Inc.                      800,000       28,200,000
---------------------------------------------------------------------
Motorola, Inc.                             1,000,000       57,250,000
---------------------------------------------------------------------
National Semiconductor Corp.(a)            2,250,000       56,250,000
---------------------------------------------------------------------
Novellus Systems, Inc.(a)                    500,000       28,875,000
---------------------------------------------------------------------
Solectron Corp.(a)                           300,000       17,212,500
---------------------------------------------------------------------
Tencor Instruments(a)                        511,700       22,706,687
---------------------------------------------------------------------
Texas Instruments, Inc.                      700,000       62,475,000
---------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)               225,000        7,087,500
---------------------------------------------------------------------
Xilinx, Inc.(a)                            1,500,000       73,500,000
---------------------------------------------------------------------
                                                          909,815,999
---------------------------------------------------------------------

SHOES & RELATED APPAREL-0.54%

Nine West Group, Inc.(a)                   1,113,100       44,106,587
---------------------------------------------------------------------
Wolverine World Wide, Inc.                   500,000       20,125,000
---------------------------------------------------------------------
                                                           64,231,587
---------------------------------------------------------------------

                                                           MARKET
                                           SHARES          VALUE
TELECOMMUNICATIONS-3.42%

ACC Corp.                                     81,500   $    1,293,813
---------------------------------------------------------------------
ADC Telecommunications, Inc.(a)            3,000,000       78,375,000
---------------------------------------------------------------------
Andrew Corp.(a)                            1,014,500       25,108,875
---------------------------------------------------------------------
Aspect Telecommunications Corp.(a)         1,200,000       21,300,000
---------------------------------------------------------------------
Billing Information Concepts(a)(b)           780,000       18,622,500
---------------------------------------------------------------------
DSC Communications Corp.(a)                2,000,000       40,750,000
---------------------------------------------------------------------
Lucent Technologies, Inc.                  1,000,000       59,125,000
---------------------------------------------------------------------
PairGain Technologies, Inc.(a)(b)          1,000,000       26,000,000
---------------------------------------------------------------------
QUALCOMM, Inc.(a)                            300,000       14,025,000
---------------------------------------------------------------------
Tellabs, Inc.(a)                           2,000,000       79,750,000
---------------------------------------------------------------------
U.S. Long Distance Corp.(a)                  343,300        4,162,512
---------------------------------------------------------------------
WorldCom, Inc.(a)                          1,500,000       36,000,000
---------------------------------------------------------------------
                                                          404,512,700
---------------------------------------------------------------------

TELEPHONE-0.24%

Cincinnati Bell, Inc.                        500,000       28,000,000
---------------------------------------------------------------------

TEXTILES-1.41%

Liz Claiborne, Inc.                        1,250,000       56,562,500
---------------------------------------------------------------------
Nautica Enterprises, Inc.(a)               1,500,000       33,187,500
---------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                    1,150,000       45,712,500
---------------------------------------------------------------------
Unifi, Inc.                                1,000,000       31,000,000
---------------------------------------------------------------------
                                                          166,462,500
---------------------------------------------------------------------

TRANSPORTATION-0.07%

AirNet Systems, Inc.(a)                      560,000        8,680,000
---------------------------------------------------------------------

TRUCKING-0.33%

Consolidated Freightways, Inc.               825,000       24,543,750
---------------------------------------------------------------------
USFreightways Corp.                          550,000       14,850,000
---------------------------------------------------------------------
                                                           39,393,750
---------------------------------------------------------------------
    Total Domestic Common Stocks                        9,910,718,601
---------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-0.07%

INSURANCE (MULTI-LINE PROPERTY)-0.07%

MGIC Investment Corp.-$3.12 Conv. Pfd.       116,500        8,140,438
---------------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                                      8,140,438
---------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.54%

CANADA-1.28%

CanWest Global Communications Corp.
  (Advertising/Broadcasting)               2,250,000       30,093,750
---------------------------------------------------------------------
Newbridge Networks Corp. (Computer
  Networking)(a)                           2,000,000       63,500,000
---------------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                       550,000       39,943,750
---------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Metals)                                   225,000       17,296,875
---------------------------------------------------------------------
                                                          150,834,375
---------------------------------------------------------------------

FINLAND-0.62%

Nokia Oy A.B.-Class A-ADR (Telecommunications)                999,950
---------------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications)                       152,650        9,437,154
---------------------------------------------------------------------
                                                           74,058,923
---------------------------------------------------------------------

FRANCE-0.10%

SGS-Thomson Microelectronics N.V.-New
  York shares (Semiconductors)(a)            146,100       11,450,588
---------------------------------------------------------------------

IRELAND-0.52%

CBT Group PLC-ADR (Computer
  Software/Services)(a)                       49,400        2,402,075
---------------------------------------------------------------------
Elan Corp. PLC-ADR (Medical-Drugs)(a)      1,750,000       59,500,000
---------------------------------------------------------------------
                                                           61,902,075
---------------------------------------------------------------------

                                                           MARKET
                                           SHARES          VALUE
ISRAEL-0.17%

Tecnomatix Technologies Ltd. (Computer
  Software/Services)(a)                      329,500   $    8,443,438
---------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Medical-Drugs)                            225,000       11,418,750
---------------------------------------------------------------------
                                                           19,862,188
---------------------------------------------------------------------

ITALY-0.05%

Telecom Italia Mobile S.p.A.
  (Telecommunications)                     1,074,000        3,369,080
---------------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                     1,074,000        2,843,425
---------------------------------------------------------------------
                                                            6,212,505
---------------------------------------------------------------------

NETHERLANDS-0.61%

Baan Co., N.V.
  (Computer Software/Services)(a)            550,000       29,562,500
---------------------------------------------------------------------
Gucci Group N.V.-ADR (Textiles)              500,000       34,687,500
---------------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)                               328,500        6,794,924
---------------------------------------------------------------------
                                                           71,044,924
---------------------------------------------------------------------

SWEDEN-0.57%

Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                     2,000,000       67,250,000
---------------------------------------------------------------------

UNITED KINGDOM-0.62%

Burton Group PLC (Retail-Stores)           2,700,000        6,673,419
---------------------------------------------------------------------
Danka Business Systems PLC-ADR (Office
  Automation)                              2,000,000       61,125,000
---------------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                                390,000        5,625,608
---------------------------------------------------------------------
                                                           73,424,027
---------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
---------------------------------------------------------------------

                                          PRINCIPAL        MARKET
                                           AMOUNT          VALUE
DOMESTIC CONVERTIBLE BONDS-0.22%

ADVERTISING/BROADCASTING-0.06%

Jacor Communications Inc., Sr. Conv.
  LYONS, 5.50%, 06/12/11(c)              $14,450,000   $    6,683,125
---------------------------------------------------------------------

                                          PRINCIPAL        MARKET
                                           AMOUNT           VALUE
FINANCE (CONSUMER CREDIT)-0.15%

Aames Financial Corp., Conv. Sub. Deb.,
  5.50%, 03/15/06(b)                     $ 7,150,000   $     6,353,848
----------------------------------------------------------------------
Cityscape Financial Corp., Conv. Sub.
  Deb., 6.00%, 05/01/06(d) (Acquired
  08/06/96 - 04/17/97; Cost $7,563,854)   17,345,000        11,504,765
----------------------------------------------------------------------
                                                            17,858,613
----------------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.01%

Multicare Companies Inc., Conv. Sub.
  Deb., 7.00%, 03/15/03(d) (Acquired
  01/13/97; Cost $1,800,000)(c)            1,500,000         1,717,500
----------------------------------------------------------------------
    Total Domestic Convertible Bonds                        26,259,238
----------------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS-0.22%

NETHERLANDS-0.16%

Baan Co., N.V. (Computer
  Software/Services), Conv. Sub. Notes,
  4.50%, 12/15/01(d) (Acquired 01/13/97
  - 01/24/97; Cost $16,084,313)           13,965,000        18,961,817
----------------------------------------------------------------------

SWITZERLAND-0.06%

Sandoz Capital BVI Ltd. (Chemicals),
  Sr. Conv. Deb., 2.00%, 10/06/02(d)
  (Acquired 11/04/96 - 11/13/96; Cost
  $6,240,625)                              5,540,000         6,952,700
----------------------------------------------------------------------
    Total Foreign Convertible Bonds                         25,914,517
----------------------------------------------------------------------

REPURCHASE AGREEMENTS-4.75%(e)

Goldman, Sachs & Co., 5.375%,
  05/01/97(f)                              5,270,186         5,270,186
----------------------------------------------------------------------
Goldman, Sachs & Co., 5.375%,
  05/01/97(g)                            555,263,395       555,263,395
----------------------------------------------------------------------
    Total Repurchase Agreements                            560,533,581
----------------------------------------------------------------------

TIME DEPOSIT-0.16%

Deutsche Morgan Grenfelt/C.J. Lawrence
  Inc.
    5.75%, 05/01/97                       20,000,000        20,000,000
----------------------------------------------------------------------
U.S. TREASURY BILLS-5.63%(h)
    5.10%, 06/26/97(i)                   664,537,605       664,537,605
----------------------------------------------------------------------
TOTAL INVESTMENTS-99.50%                                11,752,143,585
----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.50%                         59,404,105
----------------------------------------------------------------------
NET ASSETS-100.00%                                     $11,811,547,690
======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of April 30, 1997 was $342,996,854 which represented 2.90% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of this security at April 30, 1997 was $39,136,782, which represents 0.33% of net assets.
(e) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 04/30/97 with a maturing value of $825,123,177. Collaterized by $823,214,000 U.S. Treasury obligations, 0.00% to 9.375% due 07/03/97 to 02/15/27.
(g) Joint repurchase agreement entered into 04/30/97 with a maturing value of $701,547,221. Collaterized by $757,320,000 U.S. Treasury obligations at 0.00% to 9.375% due 07/17/97 to 02/15/26.
(h) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 6.

Abbreviations:

ADR  - American Depositary Receipt
Conv.  - Convertible
Deb.  - Debentures
LYONS - Liquid Yield Option Notes
Pfd.  - Preferred
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)


ASSETS:

Investments, at market value (cost
  $9,635,077,907)                              $11,752,143,585
--------------------------------------------------------------
Foreign currencies, at market value (cost
  $757)                                                    739
--------------------------------------------------------------
Receivables for:
  Investments sold                                 130,129,821
--------------------------------------------------------------
  Capital stock sold                                21,450,503
--------------------------------------------------------------
  Dividends and interest                             2,980,490
--------------------------------------------------------------
  Variation margin                                   2,455,500
--------------------------------------------------------------
Investment for deferred compensation plan               73,882
--------------------------------------------------------------
Other assets                                            44,900
--------------------------------------------------------------
      Total assets                              11,909,279,420
--------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             48,427,070
--------------------------------------------------------------
  Capital stock reacquired                          35,154,727
--------------------------------------------------------------
  Deferred compensation                                 73,882
--------------------------------------------------------------
Accrued advisory fees                                5,764,650
--------------------------------------------------------------
Accrued administrative services fees                    21,231
--------------------------------------------------------------
Accrued directors' fees                                 17,187
--------------------------------------------------------------
Accrued distribution fees                            4,135,002
--------------------------------------------------------------
Accrued transfer agent fees                          2,160,574
--------------------------------------------------------------
Accrued operating expenses                           1,977,407
--------------------------------------------------------------
      Total liabilities                             97,731,730
--------------------------------------------------------------
Net assets applicable to shares outstanding    $11,811,547,690
--------------------------------------------------------------

NET ASSETS:

Class A                                        $11,505,285,655
==============================================================
Institutional Class                            $   306,262,035
==============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                       750,000,000
==============================================================
  Outstanding                                      479,369,178
==============================================================
Institutional Class:
  Authorized                                       200,000,000
==============================================================
  Outstanding                                       12,459,982
==============================================================

CLASS A:

  Net asset value and redemption price per
    share                                      $         24.00
==============================================================
  Offering price per share:
    (Net asset value of $24.00
      divided by 94.50%)                       $         25.40
==============================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and redemption
    price per share                            $         24.58
==============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)


INVESTMENT INCOME:

Dividends (net of $408,840 foreign
  withholding tax)                             $   14,766,590
-------------------------------------------------------------
Interest                                           30,752,729
-------------------------------------------------------------
    Total investment income                        45,519,319
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      38,143,072
-------------------------------------------------------------
Administrative service fees                           131,642
-------------------------------------------------------------
Custodian fees                                        442,449
-------------------------------------------------------------
Directors' fees                                        34,340
-------------------------------------------------------------
Distribution fees-Class A                          17,790,913
-------------------------------------------------------------
Transfer agent fees-Class A                         9,637,007
-------------------------------------------------------------
Transfer agent fees-Institutional Class                14,456
-------------------------------------------------------------
Other                                               2,325,081
-------------------------------------------------------------
    Total expenses                                 68,518,960
-------------------------------------------------------------
Less: Fees waived by advisor                       (1,273,103)
-------------------------------------------------------------
    Expenses paid indirectly                          (99,884)
-------------------------------------------------------------
    Net expenses                                   67,145,973
-------------------------------------------------------------
Net investment income (loss)                      (21,626,654)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                           253,029,008
-------------------------------------------------------------
  Foreign currencies                                 (304,504)
-------------------------------------------------------------
  Futures contracts                               104,122,264
-------------------------------------------------------------
                                                  356,846,768
-------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                          (614,289,674)
-------------------------------------------------------------
  Foreign currencies                                  (11,004)
-------------------------------------------------------------
  Futures contracts                               (33,091,970)
-------------------------------------------------------------
                                                 (647,392,648)
-------------------------------------------------------------
      Net gain (loss) on investment
         securities, foreign currencies and
         futures contracts                       (290,545,880)
-------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $ (312,172,534)
==============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                                 APRIL 30,        OCTOBER 31,
                                                                   1997              1996
OPERATIONS:

  Net investment income (loss)                                $   (21,626,654)  $   (25,042,610)
-----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                      356,846,768       394,119,929
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities,
    foreign currencies and futures contracts                     (647,392,648)      672,745,646
-----------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                                (312,172,534)    1,041,822,965
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (401,530,087)     (233,242,373)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (10,336,039)       (4,789,469)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          30,835,429     3,470,281,071
-----------------------------------------------------------------------------------------------
  Institutional Class                                             956,209,959       135,200,711
-----------------------------------------------------------------------------------------------
       Net increase in net assets                                 263,006,728     4,409,272,905
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          11,548,540,962     7,139,268,057
-----------------------------------------------------------------------------------------------
  End of period                                               $11,811,547,690   $11,548,540,962
-----------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,395,851,171   $ 8,408,805,783
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (21,751,192)         (124,538)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts          333,181,244       388,200,602
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            2,104,266,467     2,751,659,115
-----------------------------------------------------------------------------------------------
                                                              $11,811,547,690   $11,548,540,962
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares and charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
E. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntary waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the six months ended April 30, 1997, AIM waived fees of $1,273,103. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $131,642 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Class A shares. During the six months ended April 30, 1997, AFS was paid $5,265,385 for such services. During the six months ended April 30, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") with respect to the Institutional Class $14,456 for shareholder and transfer agency services.
  The Fund received reductions in transfer agency fees of $93,574 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $6,310 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $99,884 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), with respect to the Class A shares, whereby the Fund pays AIM Distributors an annual rate of 0.30% of the Class A shares average daily net assets as compensation for services related to the sales and distribution of the Class A shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class A shares, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A shares. During the six months ended April 30, 1997, the Class A shares paid AIM Distributors $17,790,913 as compensation under the Plan.
  AIM Distributors received commissions of $6,178,551 from Class A capital stock transactions during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $20,475 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES
Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $4,450,537,743 and $3,841,421,244, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                   $2,499,681,274
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (384,213,274)
--------------------------------------------------------
Net unrealized appreciation of
  investment securities                   $2,115,468,000
========================================================

Cost of investments for tax purposes is $9,636,675,585.

NOTE 6-FUTURES CONTRACT

On April 30, 1997, $27,285,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at April 30, 1997:

     (Contracts--$500 times index/delivery month/commitment)

                                           Unrealized
                                          Appreciation
                                         (Depreciation)
S&P 500 Index/1,637 contracts/Jun
  97/Buy                                  $(12,789,125)
=======================================================

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                 APRIL 30, 1997                  OCTOBER 31, 1996
                         ------------------------------   ------------------------------
                            SHARES          AMOUNT           SHARES          AMOUNT
                         ------------   ---------------   ------------   ---------------
Sold:
 Class A                  114,119,928   $ 2,895,955,476    282,903,859   $ 6,791,107,589
----------------------------------------------------------------------------------------
 Institutional Class        3,519,313        91,297,192      7,711,696       189,568,037
----------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
 Class A                   15,529,296       381,399,365     10,007,849       218,670,843
----------------------------------------------------------------------------------------
 Institutional Class          387,258         9,720,186        200,095         4,444,113
----------------------------------------------------------------------------------------
Reacquired:
 Class A                  (92,033,269)   (2,321,144,882)  (146,642,433)   (3,539,497,361)
----------------------------------------------------------------------------------------
 Institutional Class       (2,711,919)      (70,181,949)    (2,422,264)      (58,811,439)
----------------------------------------------------------------------------------------
                           38,810,607   $   987,045,388    151,758,802   $ 3,605,481,782
========================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1997, each of the years in the eight-year period ended October 31, 1996 and the ten months ended October 31, 1988.

                                                                                        October 31,
                                           April 30,      ------------------------------------------------------------------------
                                             1997            1996          1995         1994         1993        1992       1991
                                          -----------     -----------   ----------   ----------   ----------   --------   --------
Net asset value, beginning of period      $     25.48     $     23.69   $    18.31   $    17.04   $    13.25   $  11.72   $   6.59
----------------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
Income from investment operations:
    Net investment income (loss)                (0.05)          (0.06)       (0.05)       (0.02)       (0.04)     (0.04)     (0.03)
----------------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
    Net gains (losses) on securities
      (both realized and unrealized)            (0.54)           2.60         5.95         1.29         3.83       1.76       5.16
----------------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
        Total from investment operations        (0.59)           2.54         5.90         1.27         3.79       1.72       5.13
----------------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
Less distributions:
    Dividends from net investment income           --              --           --           --           --         --         --
----------------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
    Distributions from capital gains            (0.89)          (0.75)       (0.52)          --           --      (0.19)        --
----------------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
        Total distributions                     (0.89)          (0.75)       (0.52)          --           --      (0.19)        --
----------------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
Net asset value, end of period            $     24.00     $     25.48   $    23.69   $    18.31   $    17.04   $  13.25   $  11.72
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Total return(b)                                 (2.41)%         11.26%       33.43%        7.45%       28.60%     14.82%     77.85%
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)  $11,505,286     $11,255,506   $7,000,350   $3,726,029   $2,756,497   $966,472   $342,835
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Ratio of expenses to average net
  assets(c)                                      1.12%(d)(e)        1.14%       1.16%       1.20%       1.22%      1.21%      1.35%
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Ratio of net investment income (loss) to
  average net assets(f)                        (0.37)%(d)       (0.27)%      (0.32)%      (0.15)%      (0.31)%    (0.42)%    (0.41)%
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Portfolio turnover rate                            33%             58%          45%          79%          70%        62%       109%
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Average broker commission rate paid(h)    $    0.0588     $    0.0596          N/A          N/A          N/A        N/A        N/A
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Borrowings for the period:
Amount of debt outstanding at end of
  period (000s omitted)                            --              --           --           --           --         --         --
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Average amount of debt outstanding
  during the period (000s omitted)(i)              --              --           --           --           --         --         --
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Average amount of shares outstanding
  during the period (000s omitted)(i)         468,998         381,030      244,731      182,897      124,101     55,902     21,205
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========
Average amount of debt per share during
  the period                                       --              --           --           --           --         --         --
========================================  ===========     ===========   ==========   ==========   ==========   ========   ========

                                                   October 31,
                                          ------------------------------
                                            1990       1989     1988(a)
                                          --------   --------   --------
Net asset value, beginning of period      $   9.40   $   7.34   $   6.35
----------------------------------------  --------   --------   --------
Income from investment operations:
    Net investment income (loss)             (0.03)      0.01      (0.03)
----------------------------------------  --------   --------   --------
    Net gains (losses) on securities
      (both realized and unrealized)         (1.23)      2.46       1.02
----------------------------------------  --------   --------   --------
        Total from investment operations     (1.26)      2.47       0.99
----------------------------------------  --------   --------   --------
Less distributions:
    Dividends from net investment income     (0.01)        --         --
----------------------------------------  --------   --------   --------
    Distributions from capital gains         (1.54)     (0.41)        --
----------------------------------------  --------   --------   --------
        Total distributions                  (1.55)     (0.41)        --
----------------------------------------  --------   --------   --------
Net asset value, end of period            $   6.59   $   9.40   $   7.34
----------------------------------------  --------   --------   --------
Total return(b)                             (16.17)%    35.50%     15.59%
========================================  ========   ========   ========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)  $ 83,304   $ 74,731   $ 78,272
========================================  ========   ========   ========
Ratio of expenses to average net
  assets(c)                                   1.37%      1.36%      1.30%(g)
========================================  ========   ========   ========
Ratio of net investment income (loss) to
  average net assets(f)                      (0.44)%     0.07%     (0.57)%(g)
========================================  ========   ========   ========
Portfolio turnover rate                        192%       149%       131%
========================================  ========   ========   ========
Average broker commission rate paid(h)         N/A        N/A        N/A
========================================  ========   ========   ========
Borrowings for the period:
Amount of debt outstanding at end of
  period (000s omitted)                         --   $  9,610   $  5,266
========================================  ========   ========   ========
Average amount of debt outstanding
  during the period (000s omitted)(i)     $  2,344   $  2,609   $  2,148
========================================  ========   ========   ========
Average amount of shares outstanding
  during the period (000s omitted)(i)       11,397     10,050     10,845
========================================  ========   ========   ========
Average amount of debt per share during
  the period                              $   0.21   $   0.26   $   0.20
========================================  ========   ========   ========
(a) The Fund changed investment advisors on September 30, 1988.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios of expenses prior to waiver of advisory fees are
    1.14% (annualized), 1.16%, 1.18% and 1.21% for the periods
    1997-1994, respectively.
(d) Ratios are annualized and based on average net assets of
    $11,958,901,203.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) Ratios of net investment income (loss) prior to waiver of advisory fees are (0.39)% (annualized), (0.29)%, (0.34)% and
    (0.16)% for the periods 1997-1994, respectively.
(g) Annualized.
(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.
(i) Averages computed on a daily basis.

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc. ("AIM Advisors").

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc. ("AIM Capital").

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

  The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  230,906,150          3,535,231           9,875,635
(3)  Approval of Sub-Advisory Agreement..........................  230,060,493          4,051,941          10,204,582
(4)  Elimination of Fundamental Investment Policy................  167,170,198          8,866,029          10,438,104
(5)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                       MARKET
                                       SHARES          VALUE
COMMON STOCKS-95.09%
ADVERTISING/BROADCASTING-3.10%

American Radio Systems Corp.(a)          100,000   $    2,925,000
-----------------------------------------------------------------
CKS Group, Inc.(a)                       200,000        4,225,000
-----------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                                300,000       14,550,000
-----------------------------------------------------------------
Evergreen Media Corp. -- Class A(a)      200,000        6,475,000
-----------------------------------------------------------------
Heftel Broadcasting Corp.(a)             401,400       20,070,000
-----------------------------------------------------------------
Jacor Communications, Inc.(a)            352,800        9,922,500
-----------------------------------------------------------------
Meredith Corp.                           200,000        4,700,000
-----------------------------------------------------------------
Telemundo Group, Inc.-Class A(a)         175,000        4,593,750
-----------------------------------------------------------------
                                                       67,461,250
-----------------------------------------------------------------

AEROSPACE/DEFENSE-0.56%

BE Aerospace, Inc.(a)                    355,000        8,741,875
-----------------------------------------------------------------
REMEC, Inc.(a)                           150,000        3,450,000
-----------------------------------------------------------------
                                                       12,191,875
-----------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS &
  TIRES-0.29%

Borg-Warner Automotive, Inc.             150,000        6,300,000
-----------------------------------------------------------------

BANKING-0.77%

Bank United Corp.-Class A(a)             175,000        5,337,500
-----------------------------------------------------------------
First Republic Bancorp, Inc.(a)          300,000        6,262,500
-----------------------------------------------------------------
First Savings Bank of Washington
  Bancorp, Inc.                          250,000        5,250,000
-----------------------------------------------------------------
                                                       16,850,000
-----------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.26%

Cerner Corp.(a)                          350,000        5,643,750
-----------------------------------------------------------------

BUILDING MATERIALS-0.15%

Danaher Corp.                             70,000        3,158,750
-----------------------------------------------------------------

BUSINESS SERVICES-2.78%

AccuStaff, Inc.(a)                       181,000        3,303,250
-----------------------------------------------------------------
Cambridge Technology Partners,
  Inc.(a)                                225,000        5,990,625
-----------------------------------------------------------------
Caribiner International, Inc.(a)         100,000        5,300,000
-----------------------------------------------------------------
Claremont Technology Group, Inc.(a)       76,600        1,034,100
-----------------------------------------------------------------
Data Processing Resources Corp.(a)        86,500        1,589,437
-----------------------------------------------------------------
IntelliQuest Information Group,
  Inc.(a)                                375,000        6,093,750
-----------------------------------------------------------------
MedQuist, Inc.(a)                        175,000        4,418,750
-----------------------------------------------------------------
NOVA Corp.(a)                            175,000        3,150,000
-----------------------------------------------------------------
Pharmaceutical Product Development,
  Inc.(a)                                175,000        2,931,250
-----------------------------------------------------------------
RemedyTemp, Inc.-Class A(a)              165,000        2,516,250
-----------------------------------------------------------------
Robert Half International, Inc.(a)       300,000       11,775,000
-----------------------------------------------------------------
Romac International, Inc.(a)             300,000        5,850,000
-----------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                                60,000        1,380,000
-----------------------------------------------------------------
Vincam Group, Inc. (The)(a)              100,000        3,250,000
-----------------------------------------------------------------
Whittman-Hart, Inc.(a)                   100,000        1,900,000
-----------------------------------------------------------------
                                                       60,482,412
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
COMPUTER MINI/PCS-0.22%

Stratus Computer, Inc.(a)                125,000   $    4,859,375
-----------------------------------------------------------------

COMPUTER NETWORKING-0.97%

Coherent Communications Systems
  Corp.(a)                               500,000        8,187,500
-----------------------------------------------------------------
Comverse Technology, Inc.(a)             125,000        4,906,250
-----------------------------------------------------------------
Digital Microwave Corp.(a)               150,000        3,862,500
-----------------------------------------------------------------
International Network Services(a)         13,500          276,750
-----------------------------------------------------------------
Network Appliance, Inc.(a)                75,000        2,184,375
-----------------------------------------------------------------
VideoServer, Inc.(a)                     100,000        1,687,500
-----------------------------------------------------------------
                                                       21,104,875
-----------------------------------------------------------------

COMPUTER PERIPHERALS-0.68%

Encad, Inc.(a)                           200,000        7,350,000
-----------------------------------------------------------------
MicroTouch Systems, Inc.(a)              350,000        7,481,250
-----------------------------------------------------------------
                                                       14,831,250
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-12.70%

Affiliated Computer Services,
  Inc.(a)                                600,000       15,600,000
-----------------------------------------------------------------
Analysts International Corp.             200,000        5,700,000
-----------------------------------------------------------------
BDM International Inc.(a)                500,000       11,625,000
-----------------------------------------------------------------
BISYS Group, Inc. (The)(a)               150,000        4,800,000
-----------------------------------------------------------------
CBT Group PLC-ADR(a) (Ireland)           156,400        7,604,950
-----------------------------------------------------------------
Centura Software Corp.(a)                 14,930           29,860
-----------------------------------------------------------------
Cognos, Inc.(a) (Canada)                 250,000        6,343,750
-----------------------------------------------------------------
Computer Data Systems, Inc.              181,300        3,943,275
-----------------------------------------------------------------
Computer Horizons Corp.(a)               100,000        4,350,000
-----------------------------------------------------------------
Computer Task Group, Inc.                100,000        4,312,500
-----------------------------------------------------------------
Cooper & Chyan Technology, Inc.(a)       367,000        8,899,750
-----------------------------------------------------------------
CSG Systems International, Inc.(a)       250,000        4,437,500
-----------------------------------------------------------------
Documentum, Inc.(a)                      100,000        1,850,000
-----------------------------------------------------------------
Engineering Animation, Inc.(a)(b)        310,100        7,132,300
-----------------------------------------------------------------
HBO & Co.                                125,000        6,687,500
-----------------------------------------------------------------
HPR, Inc.(a)                             500,000        7,062,500
-----------------------------------------------------------------
IDX Systems Corp.(a)                     165,600        4,926,600
-----------------------------------------------------------------
Imnet Systems, Inc.(a)                   325,000        5,971,875
-----------------------------------------------------------------
Indus Group, Inc.(a)                     300,000        4,537,500
-----------------------------------------------------------------
Integrated Measurement Systems,
  Inc.(a)                                300,000        3,975,000
-----------------------------------------------------------------
Jack Henry & Associates                  225,000        4,275,000
-----------------------------------------------------------------
JDA Software Group, Inc.(a)              250,000        6,312,500
-----------------------------------------------------------------
Keane, Inc.(a)                            53,400        2,476,425
-----------------------------------------------------------------
McAfee Associates, Inc.(a)               200,000       11,150,000
-----------------------------------------------------------------
Midway Games Inc.(a)                     200,000        3,600,000
-----------------------------------------------------------------
National Data Corp.                      200,000        7,500,000
-----------------------------------------------------------------
National TechTeam, Inc.(a)               250,000        3,875,000
-----------------------------------------------------------------
Network General Corp.(a)                 485,800        6,679,750
-----------------------------------------------------------------
Peerless Systems Corp.(a)                250,000        2,968,750
-----------------------------------------------------------------

                                                       MARKET
COMPUTER SOFTWARE/SERVICES-(CONTINUED) SHARES          VALUE

PeopleSoft, Inc.(a)                      125,000   $    5,187,500
-----------------------------------------------------------------
Physician Computer Network, Inc.(a)      398,000        2,114,375
-----------------------------------------------------------------
RadiSys Corp.(a)                         100,000        2,937,500
-----------------------------------------------------------------
Raptor Systems, Inc.(a)                  100,000        1,150,000
-----------------------------------------------------------------
Renaissance Solutions, Inc.(a)           125,000        2,718,750
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR(a)
  (Ireland)                              350,000       14,393,750
-----------------------------------------------------------------
Scopus Technology, Inc.(a)                44,600        1,193,050
-----------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                                300,000        7,575,000
-----------------------------------------------------------------
SPSS, Inc.(a)                            210,000        5,565,000
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)               159,260        4,120,852
-----------------------------------------------------------------
Sterling Software, Inc.(a)               100,000        3,050,000
-----------------------------------------------------------------
SunGard Data Systems Inc.(a)             300,000       13,312,500
-----------------------------------------------------------------
Sykes Enterprises, Inc.(a)                60,900        1,735,650
-----------------------------------------------------------------
Technology Solutions Co.(a)              250,000        6,593,750
-----------------------------------------------------------------
Transition Systems, Inc.(a)              373,200        4,478,400
-----------------------------------------------------------------
Trusted Information System, Inc.(a)      200,000        1,800,000
-----------------------------------------------------------------
Vantive Corp.(a)                          80,000        1,590,000
-----------------------------------------------------------------
Veritas Software Corp.(a)                360,000       12,105,000
-----------------------------------------------------------------
Viasoft, Inc.(a)                         175,000        7,437,500
-----------------------------------------------------------------
Wind River Systems(a)                    187,500        4,312,500
-----------------------------------------------------------------
Yahoo! Inc.(a)                           127,500        4,350,938
-----------------------------------------------------------------
                                                      276,349,300
-----------------------------------------------------------------

CONSUMER NON-DURABLES-0.42%

Central Garden and Pet Co.(a)            275,000        5,482,812
-----------------------------------------------------------------
Herbalife International, Inc.            233,300        3,761,963
-----------------------------------------------------------------
                                                        9,244,775
-----------------------------------------------------------------

CONTAINERS-0.14%

Apogee Enterprises, Inc.                 200,000        3,000,000
-----------------------------------------------------------------

COSMETICS & TOILETRIES-1.19%

Helen of Troy Ltd.(a)                    550,000       12,787,500
-----------------------------------------------------------------
NBTY, Inc.(a)                            275,000        5,225,000
-----------------------------------------------------------------
Rexall Sundown, Inc.(a)                  400,000        7,950,000
-----------------------------------------------------------------
                                                       25,962,500
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-4.13%

AMETEK, Inc.                             200,000        4,475,000
-----------------------------------------------------------------
ANADIGICS, Inc.(a)                       246,300        6,957,975
-----------------------------------------------------------------
ASE Test Ltd.                             65,400        2,427,975
-----------------------------------------------------------------
Benchmarq Microelectronics, Inc.(a)      400,000        7,000,000
-----------------------------------------------------------------
BMC Industries, Inc.                     500,000       14,500,000
-----------------------------------------------------------------
Cyberoptics Corp.(a)                     200,000        3,225,000
-----------------------------------------------------------------
Micro Linear Corp.(a)                    200,000        3,175,000
-----------------------------------------------------------------
Micron Electronics, Inc.(a)              365,000        7,436,875
-----------------------------------------------------------------
Perceptron, Inc.(a)                      200,000        5,650,000
-----------------------------------------------------------------
Sawtek Inc.(a)                           178,500        5,288,063
-----------------------------------------------------------------
SCI Systems, Inc.(a)                      22,600        1,395,550
-----------------------------------------------------------------
Sipex Corp.(a)(b)                        420,000       10,080,000
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
ELECTRONIC COMPONENTS/MISCELLANEOUS-(CONTINUED)

Symbol Technologies, Inc.(a)             300,000   $    9,712,500
-----------------------------------------------------------------
Technitrol, Inc.                         300,000        6,037,500
-----------------------------------------------------------------
ThermoQuest Corp.(a)                     200,000        2,600,000
-----------------------------------------------------------------
                                                       89,961,438
-----------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.18%

Halter Marine Group, Inc.(a)             200,000        3,925,000
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.20%

Imperial Credit Industries, Inc.(a)      300,000        4,368,750
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.14%

Aames Financial Corp.                    214,650        3,300,241
-----------------------------------------------------------------
AmeriCredit Corp.(a)                     300,000        4,312,500
-----------------------------------------------------------------
Amresco, Inc.(a)                         400,000        5,825,000
-----------------------------------------------------------------
Cityscape Financial Corp.(a)             225,000        3,009,375
-----------------------------------------------------------------
CMAC Investment Corp.                    300,000       11,400,000
-----------------------------------------------------------------
Concord EFS, Inc.(a)                     600,000       11,850,000
-----------------------------------------------------------------
Consumer Portfolio Services,
  Inc.(a)                                350,000        2,712,500
-----------------------------------------------------------------
Delta Financial Corp.(a)                 250,000        3,375,000
-----------------------------------------------------------------
First Alliance Corp.(a)                  200,000        4,100,000
-----------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a)       450,000        9,956,250
-----------------------------------------------------------------
IMC Mortgage Co.(a)                      300,000        3,375,000
-----------------------------------------------------------------
Metris Companies Inc.(a)                 125,000        3,125,000
-----------------------------------------------------------------
Money Store, Inc. (The)                  716,600       15,496,475
-----------------------------------------------------------------
PMT Services, Inc.(a)                    300,000        3,562,500
-----------------------------------------------------------------
Southern Pacific Funding Corp.(a)        250,000        2,656,250
-----------------------------------------------------------------
Union Acceptance Corp.(a)                200,000        2,100,000
-----------------------------------------------------------------
                                                       90,156,091
-----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.70%

Bay View Capital Corp.                   150,000        7,284,375
-----------------------------------------------------------------
Ocwen Financial Corp.(a)                 120,000        3,780,000
-----------------------------------------------------------------
TCF Financial Corp.                      100,000        4,087,500
-----------------------------------------------------------------
                                                       15,151,875
-----------------------------------------------------------------

FOOD/PROCESSING-0.37%

Delta & Pine Land Co.                    133,333        3,333,325
-----------------------------------------------------------------
Smithfield Foods, Inc.(a)                100,000        4,612,500
-----------------------------------------------------------------
                                                        7,945,825
-----------------------------------------------------------------

FUNERAL SERVICES-1.01%

Equity Corp. International(a)            450,000        9,675,000
-----------------------------------------------------------------
Stewart Enterprises, Inc.- Class A       375,000       12,375,000
-----------------------------------------------------------------
                                                       22,050,000
-----------------------------------------------------------------

FURNITURE-0.48%

Ethan Allen Interiors, Inc.              125,000        5,531,250
-----------------------------------------------------------------
Herman Miller, Inc.                      150,000        4,856,250
-----------------------------------------------------------------
                                                       10,387,500
-----------------------------------------------------------------

GAMING-0.17%

Primadonna Resorts, Inc.(a)              200,000        3,750,000
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
HOME BUILDING-0.09%

American Homestar Corp.(a)               125,000   $    2,031,250
-----------------------------------------------------------------

HOTELS/MOTELS-0.51%

Prime Hospitality Corp.(a)               450,000        7,481,250
-----------------------------------------------------------------
Suburban Lodges of America, Inc.(a)       80,000        1,290,000
-----------------------------------------------------------------
Wyndham Hotel Corp.(a)                    83,300        2,301,163
-----------------------------------------------------------------
                                                       11,072,413
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.49%

Compdent Corp.(a)                         66,500        1,072,313
-----------------------------------------------------------------
CRA Managed Care, Inc.(a)                100,000        3,525,000
-----------------------------------------------------------------
First Commonwealth, Inc.(a)              162,500        1,990,625
-----------------------------------------------------------------
Penn Treaty American Corp.(a)            150,000        4,050,000
-----------------------------------------------------------------
                                                       10,637,938
-----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-0.93%

CapMAC Holdings, Inc.                    250,000        6,500,000
-----------------------------------------------------------------
HCC Insurance Holdings, Inc.             250,000        6,281,250
-----------------------------------------------------------------
Vesta Insurance Group, Inc.              178,500        7,452,375
-----------------------------------------------------------------
                                                       20,233,625
-----------------------------------------------------------------

LEISURE & RECREATION-1.15%

Avid Technology, Inc.(a)                 200,000        3,875,000
-----------------------------------------------------------------
Cannondale Corp.(a)                      200,000        3,900,000
-----------------------------------------------------------------
North Face, Inc.(a)                      200,000        2,825,000
-----------------------------------------------------------------
Penske Motorsports, Inc.(a)              100,000        2,937,500
-----------------------------------------------------------------
Royal Caribbean Cruises Ltd.             200,000        6,375,000
-----------------------------------------------------------------
West Marine, Inc.(a)                     200,000        5,200,000
-----------------------------------------------------------------
                                                       25,112,500
-----------------------------------------------------------------

MACHINE TOOLS-0.25%

Precision Castparts Corp.                100,000        5,350,000
-----------------------------------------------------------------

MACHINERY (HEAVY)-0.09%

Rental Service Corp.(a)                  103,600        1,916,600
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.53%

Kulicke & Soffa Industries, Inc.(a)      250,000        6,984,375
-----------------------------------------------------------------
Prime Service, Inc.(a)                   200,000        4,475,000
-----------------------------------------------------------------
                                                       11,459,375
-----------------------------------------------------------------

MEDICAL (DRUGS)-2.66%

Arbor Drugs, Inc.                        300,000        5,512,500
-----------------------------------------------------------------
Biovail Corporation
  International(a) (Canada)              300,000        7,500,000
-----------------------------------------------------------------
Cardinal Health, Inc.                    278,700       14,840,775
-----------------------------------------------------------------
Curative Technologies, Inc.(a)           150,000        3,543,750
-----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)            207,000        6,003,000
-----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)         125,000        4,593,750
-----------------------------------------------------------------
Medicis Pharmaceutical Corp.(a)          405,000        9,922,500
-----------------------------------------------------------------
Parexel International Corp.(a)           214,800        6,014,400
-----------------------------------------------------------------
                                                       57,930,675
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
MEDICAL (PATIENT SERVICES)-11.55%

ABR Information Services, Inc.(a)        240,000   $    4,830,000
-----------------------------------------------------------------
ADAC Laboratories                        250,000        5,781,250
-----------------------------------------------------------------
American HomePatient, Inc.(a)            337,350        6,493,988
-----------------------------------------------------------------
American Medserve Corp.(a)               191,700        2,084,738
-----------------------------------------------------------------
Arbor Health Care Co.(a)(b)              450,000       11,025,000
-----------------------------------------------------------------
Atria Communities, Inc.(a)               250,000        2,812,500
-----------------------------------------------------------------
CareMatrix Corp.(a)                      350,000        6,956,250
-----------------------------------------------------------------
EmCare Holdings, Inc.(a)                 200,000        5,625,000
-----------------------------------------------------------------
Envoy Corp.(a)                           300,000        6,262,500
-----------------------------------------------------------------
FPA Medical Management, Inc.(a)          375,000        6,093,750
-----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)         150,000        4,481,250
-----------------------------------------------------------------
Health Care and Retirement Corp.(a)      300,000        9,487,500
-----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                        737,662       19,732,458
-----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                   1,000,000       19,750,000
-----------------------------------------------------------------
Hologic, Inc.(a)                         300,000        6,225,000
-----------------------------------------------------------------
Integrated Health Services, Inc.(a)      225,000        7,228,125
-----------------------------------------------------------------
Lincare Holdings, Inc.(a)                200,000        7,850,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                     150,000        2,737,500
-----------------------------------------------------------------
Multicare Companies, Inc.(a)             375,000        6,984,375
-----------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)          125,000        2,843,750
-----------------------------------------------------------------
NovaCare, Inc.(a)                        300,000        3,412,500
-----------------------------------------------------------------
OccuSystems, Inc.(a)                     287,200        5,923,500
-----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                625,000        7,500,000
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)             100,000        6,587,500
-----------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)         150,000        4,950,000
-----------------------------------------------------------------
PhyCor, Inc.(a)                          187,500        4,992,187
-----------------------------------------------------------------
Quorum Health Group, Inc.(a)             250,000        7,781,250
-----------------------------------------------------------------
Renal Care Group, Inc.(a)                200,000        6,000,000
-----------------------------------------------------------------
Renal Treatment Centers, Inc.(a)         200,000        4,325,000
-----------------------------------------------------------------
RoTech Medical Corp.(a)                  500,000        7,875,000
-----------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)          94,800        2,287,050
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)                540,000       14,040,000
-----------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)       150,000        4,818,750
-----------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                        400,000       15,150,000
-----------------------------------------------------------------
Vencor, Inc.(a)                          250,000       10,406,250
-----------------------------------------------------------------
                                                      251,333,921
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-4.22%

Acuson Corp.(a)                          250,000        6,062,500
-----------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                                150,000        2,231,250
-----------------------------------------------------------------
Capstone Pharmacy Services, Inc.(a)      105,000          885,937
-----------------------------------------------------------------
CardioThoracic Systems, Inc.(a)          100,000        1,587,500
-----------------------------------------------------------------
Dentsply International, Inc.             250,000       12,375,000
-----------------------------------------------------------------
ESC Medical Systems Ltd.(a)
  (Israel)                                47,850        1,285,969
-----------------------------------------------------------------
Henry Schein, Inc.(a)                    200,000        5,550,000
-----------------------------------------------------------------
MiniMed, Inc.(a)                         150,000        3,712,500
-----------------------------------------------------------------
National Dentex Corp.(a)(b)              185,000        3,156,563
-----------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
MEDICAL INSTRUMENTS/PRODUCTS-(CONTINUED)

Omnicare, Inc.                           500,000   $   12,187,500
-----------------------------------------------------------------
Patterson Dental Co.(a)                  300,000       10,050,000
-----------------------------------------------------------------
Physician Sales & Service, Inc.(a)       200,000        2,900,000
-----------------------------------------------------------------
ResMed, Inc.(a)                          275,000        4,812,500
-----------------------------------------------------------------
Suburban Ostomy Supply Co.,
  Inc.(a)(b)                             556,900        5,012,100
-----------------------------------------------------------------
Sybron International Corp.(a)            600,000       19,950,000
-----------------------------------------------------------------
                                                       91,759,319
-----------------------------------------------------------------

METALS-0.13%

Northwest Pipe Co.(a)                    150,000        2,400,000
-----------------------------------------------------------------
Shaw Group, Inc.(a)                       36,700          495,450
-----------------------------------------------------------------
                                                        2,895,450
-----------------------------------------------------------------

OFFICE AUTOMATION-0.35%

Danka Business Systems PLC-ADR
  (United Kingdom)                       250,000        7,640,625
-----------------------------------------------------------------

OFFICE PRODUCTS-0.49%

Daisytek International Corp.(a)(b)       393,000       10,709,250
-----------------------------------------------------------------

OIL & GAS (DRILLING)-0.80%

Cliffs Drilling Co.(a)                   145,000        8,845,000
-----------------------------------------------------------------
Patterson Energy, Inc.(a)                120,000        3,450,000
-----------------------------------------------------------------
Precision Drilling Corp.(a)
  (Canada)                               150,000        5,212,500
-----------------------------------------------------------------
                                                       17,507,500
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.60%

Devon Energy Corp.(a)                    225,000        7,425,000
-----------------------------------------------------------------
Edge Petroleum Corp.(a)                  225,000        3,065,625
-----------------------------------------------------------------
St. Mary Land & Exploration Co.          100,000        2,600,000
-----------------------------------------------------------------
                                                       13,090,625
-----------------------------------------------------------------

OIL & GAS (SERVICES)-2.13%

Camco International, Inc.                225,000        9,984,375
-----------------------------------------------------------------
Energy Ventures, Inc.(a)                 250,000       16,718,750
-----------------------------------------------------------------
Global Industries Ltd.(a)                250,000        5,250,000
-----------------------------------------------------------------
Newpark Resources, Inc.(a)               100,000        4,487,500
-----------------------------------------------------------------
SEACOR Holdings Inc.(a)                   50,000        2,150,000
-----------------------------------------------------------------
Veritas DGC, Inc.(a)                     400,000        7,700,000
-----------------------------------------------------------------
                                                       46,290,625
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.39%

Marine Drilling Companies, Inc.(a)       377,600        5,947,200
-----------------------------------------------------------------
National-Oilwell, Inc.(a)                400,000       15,550,000
-----------------------------------------------------------------
Pride Petroleum Services, Inc.(a)        169,200        2,918,700
-----------------------------------------------------------------
Varco International, Inc.(a)             250,000        5,750,000
-----------------------------------------------------------------
                                                       30,165,900
-----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.19%

Schweitzer-Mauduit International,
  Inc.                                   125,000        4,078,125
-----------------------------------------------------------------

POLLUTION CONTROL-2.00%

Philip Environmental, Inc.(a)
  (Canada)                               475,000        7,481,250
-----------------------------------------------------------------
Tetra Technologies, Inc.(a)              265,000        6,161,250
-----------------------------------------------------------------

                                                       MARKET
POLLUTION CONTROL-(CONTINUED)          SHARES          VALUE

United Waste Systems, Inc.(a)            100,000   $    3,375,000
-----------------------------------------------------------------
US Filter Corp.(a)                       450,000       13,668,750
-----------------------------------------------------------------
USA Waste Services, Inc.(a)              390,000       12,772,500
-----------------------------------------------------------------
                                                       43,458,750
-----------------------------------------------------------------

PUBLISHING-0.22%

World Color Press, Inc.(a)               200,000        4,800,000
-----------------------------------------------------------------

RESTAURANTS-1.64%

Apple South, Inc.                        499,962        6,499,506
-----------------------------------------------------------------
CKE Restaurants, Inc.                    225,000        4,415,625
-----------------------------------------------------------------
Foodmaker, Inc.(a)                       770,000        8,373,750
-----------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                                275,000        3,862,891
-----------------------------------------------------------------
NPC International Inc.(a)                 52,500          577,500
-----------------------------------------------------------------
Papa John's International, Inc.(a)       200,000        5,150,000
-----------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)              200,000        3,850,000
-----------------------------------------------------------------
Starbucks Corp.(a)                       100,000        2,987,500
-----------------------------------------------------------------
                                                       35,716,772
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.87%

Quality Food Centers, Inc.(a)            350,000       14,043,750
-----------------------------------------------------------------
Twinlab Corp.(a)                         375,000        4,968,750
-----------------------------------------------------------------
                                                       19,012,500
-----------------------------------------------------------------

RETAIL (STORES)-9.15%

Blyth Industries, Inc.(a)                400,000       15,800,000
-----------------------------------------------------------------
Buckle, Inc. (The)(a)                    340,000        5,015,000
-----------------------------------------------------------------
CDW Computer Centers, Inc.(a)            162,500        7,800,000
-----------------------------------------------------------------
CompUSA, Inc.(a)                         600,000       11,550,000
-----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)              175,000        6,912,500
-----------------------------------------------------------------
Duty Free International, Inc.            400,000        5,650,000
-----------------------------------------------------------------
Eagle Hardware & Garden, Inc.(a)         550,000       10,312,500
-----------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)       322,800        3,328,875
-----------------------------------------------------------------
Footstar, Inc.(a)                        125,000        2,593,750
-----------------------------------------------------------------
Gadzooks, Inc.(a)                        100,000        2,787,500
-----------------------------------------------------------------
Hollywood Entertainment Corp.(a)         300,000        6,412,500
-----------------------------------------------------------------
Inacom Corp.(a)                          150,000        3,318,750
-----------------------------------------------------------------
Insight Enterprises, Inc.(a)             350,000        8,312,500
-----------------------------------------------------------------
Just for Feet, Inc.(a)                   400,000        6,350,000
-----------------------------------------------------------------
Loehmann's Holdings, Inc.(a)(b)          125,000          859,375
-----------------------------------------------------------------
Marks Bros. Jewelers, Inc.(a)            200,000        2,225,000
-----------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)           325,000        8,084,375
-----------------------------------------------------------------
Meyer (Fred), Inc.(a)                    100,000        4,112,500
-----------------------------------------------------------------
Michaels Stores, Inc.(a)                 200,000        3,850,000
-----------------------------------------------------------------
Micro Warehouse, Inc.(a)                 200,000        3,450,000
-----------------------------------------------------------------
MicroAge, Inc.                           350,000        4,418,750
-----------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(a)                        125,000        3,843,750
-----------------------------------------------------------------
99 Cents Only Stores(a)                  100,000        2,162,500
-----------------------------------------------------------------
O'Reilly Automotive, Inc.(a)             200,000        7,000,000
-----------------------------------------------------------------
Petco Animal Supplies, Inc.(a)           450,000        9,618,750
-----------------------------------------------------------------

                                                       MARKET
RETAIL (STORES)-(CONTINUED)            SHARES          VALUE

Pier 1 Imports, Inc.                     600,000   $   11,850,000
-----------------------------------------------------------------
Sports Authority, Inc. (The)(a)          300,000        5,325,000
-----------------------------------------------------------------
Stein Mart, Inc.(a)                      200,000        5,800,000
-----------------------------------------------------------------
Tech Data Corp.(a)                       545,000       13,352,500
-----------------------------------------------------------------
Wet Seal, Inc.-Class A(a)                225,000        5,568,750
-----------------------------------------------------------------
Williams-Sonoma, Inc.(a)                 175,000        5,425,000
-----------------------------------------------------------------
Wilmar Industries, Inc.(a)               150,000        2,475,000
-----------------------------------------------------------------
Zale Corp.(a)                            200,000        3,700,000
-----------------------------------------------------------------
                                                      199,265,125
-----------------------------------------------------------------

SCHOOLS-0.27%

Children's Comprehensive Services,
  Inc.(a)                                275,000        3,231,250
-----------------------------------------------------------------
Strayer Education, Inc.                  100,000        2,575,000
-----------------------------------------------------------------
                                                        5,806,250
-----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.49%

Datum, Inc.(a)                           133,300        3,099,225
-----------------------------------------------------------------
Dynatech Corp.(a)                        100,000        3,475,000
-----------------------------------------------------------------
Thermo Optek Corp.(a)                    350,000        4,068,750
-----------------------------------------------------------------
                                                       10,642,975
-----------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.22%

Cornell Corrections, Inc.(a)             200,000        1,875,000
-----------------------------------------------------------------
Rural/Metro Corp.(a)                     100,000        2,875,000
-----------------------------------------------------------------
                                                        4,750,000
-----------------------------------------------------------------

SEMICONDUCTORS-5.66%

Actel Corp.(a)                           100,000        1,787,500
-----------------------------------------------------------------
Burr-Brown Corp.(a)                      100,000        2,950,000
-----------------------------------------------------------------
Computer Products, Inc.(a)               550,000        9,418,750
-----------------------------------------------------------------
Cymer, Inc.(a)                           150,000        6,168,750
-----------------------------------------------------------------
Dallas Semiconductor Corp.(a)            250,000        9,125,000
-----------------------------------------------------------------
DuPont Photomasks, Inc.(a)               150,000        7,181,250
-----------------------------------------------------------------
GaSonics International Corp.(a)          123,200        1,047,200
-----------------------------------------------------------------
HADCO Corp.(a)                           230,000        9,832,500
-----------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                                450,000        5,287,500
-----------------------------------------------------------------
Kemet Corp.(a)                           300,000        5,850,000
-----------------------------------------------------------------
Lattice Semiconductor Corp.(a)           275,000       15,365,625
-----------------------------------------------------------------
MEMC Electronic Materials, Inc.(a)       235,700        6,452,288
-----------------------------------------------------------------
Photronics, Inc.(a)                      200,000        6,925,000
-----------------------------------------------------------------
Sanmina Corp.(a)                         150,000        7,500,000
-----------------------------------------------------------------
Sierra Semiconductor Corp.(a)            400,000        6,750,000
-----------------------------------------------------------------
Silicon Valley Group, Inc.(a)            250,000        5,140,625
-----------------------------------------------------------------
Tower Semiconductor Ltd.                 350,000        4,375,000
-----------------------------------------------------------------
Triquint Semiconductor, Inc.(a)          235,000        6,991,250
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           162,500        5,118,750
-----------------------------------------------------------------
                                                      123,266,988
-----------------------------------------------------------------

SHOES & RELATED APPAREL-1.70%

Converse, Inc.(a)                        500,000        7,500,000
-----------------------------------------------------------------
Genesco Inc.(a)                          200,000        2,325,000
-----------------------------------------------------------------

                                                       MARKET
SHOES & RELATED APPAREL-(CONTINUED)    SHARES          VALUE

Pacific Sunwear of California(a)         200,000   $    6,250,000
-----------------------------------------------------------------
Stride Rite Corp.                        250,000        3,437,500
-----------------------------------------------------------------
Vans, Inc.(a)                            250,000        2,406,250
-----------------------------------------------------------------
Wolverine World Wide, Inc.               375,000       15,093,750
-----------------------------------------------------------------
                                                       37,012,500
-----------------------------------------------------------------

STEEL-0.52%

Maverick Tube Corp.(a)                   279,100        6,105,313
-----------------------------------------------------------------
Tubos de Acero de Mexico S.A.(a)
  (Mexico)                               325,000        5,321,875
-----------------------------------------------------------------
                                                       11,427,188
-----------------------------------------------------------------

TELECOMMUNICATIONS-5.47%

ADC Telecommunications, Inc.(a)          552,200       14,426,225
-----------------------------------------------------------------
Adtran, Inc.(a)                          100,000        2,962,500
-----------------------------------------------------------------
Advanced Fibre Communications,
  Inc.(a)                                125,000        4,984,375
-----------------------------------------------------------------
Andrew Corp.(a)                          201,600        4,989,600
-----------------------------------------------------------------
Anicom, Inc.(a)                          400,000        3,300,000
-----------------------------------------------------------------
Aspect Telecommunications Corp.(a)       250,000        4,437,500
-----------------------------------------------------------------
Billing Information Concepts(a)          350,000        8,356,250
-----------------------------------------------------------------
Brightpoint, Inc.(a)(b)                  937,406       20,505,762
-----------------------------------------------------------------
CellStar Corp.(a)                        275,000        6,600,000
-----------------------------------------------------------------
Davox Corp.(a)                           150,000        4,950,000
-----------------------------------------------------------------
MasTec, Inc.(a)                          150,000        4,350,000
-----------------------------------------------------------------
NACT Telecommunications, Inc.(a)         100,000          687,500
-----------------------------------------------------------------
P-COM, Inc.(a)                           100,000        2,862,500
-----------------------------------------------------------------
PairGain Technologies, Inc.(a)           189,600        4,929,600
-----------------------------------------------------------------
Precision Response Corp.(a)               50,000          818,750
-----------------------------------------------------------------
Premiere Technologies, Inc.(a)           250,000        5,968,750
-----------------------------------------------------------------
Proxim, Inc.(a)                          100,000        2,012,500
-----------------------------------------------------------------
Tel-Save Holdings, Inc.(a)               200,000        2,800,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                         200,000        7,975,000
-----------------------------------------------------------------
Tollgrade Communications, Inc.(a)        200,000        3,950,000
-----------------------------------------------------------------
U.S. Long Distance Corp.(a)              350,000        4,243,750
-----------------------------------------------------------------
Xpedite Systems, Inc.(a)                 100,000        2,012,500
-----------------------------------------------------------------
Yurie Systems, Inc.(a)                   100,000          962,500
-----------------------------------------------------------------
                                                      119,085,562
-----------------------------------------------------------------

TEXTILES-2.14%

G & K Services, Inc. -- Class A(a)       200,000        5,800,000
-----------------------------------------------------------------
Mohawk Industries, Inc.(a)               250,000        5,593,750
-----------------------------------------------------------------
Nautica Enterprises, Inc.(a)             390,000        8,628,750
-----------------------------------------------------------------
Quicksilver, Inc.(a)                     150,000        3,262,500
-----------------------------------------------------------------
St. John Knits, Inc.                     250,000        9,593,750
-----------------------------------------------------------------
Tommy Hilfiger Corp.(a)                  150,000        5,962,500
-----------------------------------------------------------------
WestPoint Stevens, Inc.(a)               200,000        7,825,000
-----------------------------------------------------------------
                                                       46,666,250
-----------------------------------------------------------------

TRANSPORTATION-0.45%

Hub Group, Inc.(a)                       200,000        5,300,000
-----------------------------------------------------------------

                                                       MARKET
TRANSPORTATION-(CONTINUED)             SHARES          VALUE

Trico Marine Services, Inc.(a)           125,000   $    4,437,500
-----------------------------------------------------------------
                                                        9,737,500
-----------------------------------------------------------------

TRUCKING-0.13%

Swift Transportation Co., Inc.(a)        100,000        2,850,000
-----------------------------------------------------------------
  Total Common Stocks                               2,069,850,667
-----------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
CONVERTIBLE BONDS-0.40%

ADVERTISING/BROADCASTING-0.07%

Jacor Communications Inc.,
  Conv. Sr. LYON,
  5.50%, 06/12/11(c)                 $ 3,200,000        1,480,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.34%

Aames Financial Corp.,
  Conv. Sub. Deb.,
  5.50%, 03/15/06                      1,560,000        1,386,294
-----------------------------------------------------------------
Cityscape Financial Corp.,
  Conv. Sub. Deb.,
  6.00%, 05/01/06(d)
  (Acquired 08/06/96; Cost
  $1,326,624)                            960,000          636,758
-----------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
FINANCE (CONSUMER CREDIT)-(CONTINUED)

Southern Pacific Funding Corp.,
  Conv. Sub. Notes,
  6.75%, 10/15/06                    $ 6,750,000   $    5,332,500
-----------------------------------------------------------------
                                                        7,355,552
-----------------------------------------------------------------
    Total Convertible Bonds                             8,835,552
-----------------------------------------------------------------

U.S. TREASURY SECURITIES-1.88%

U.S. Treasury Bills-1.88%(e) 5.10%,
  06/26/97(f)                         41,160,000       40,828,458
-----------------------------------------------------------------
    Total U.S. Treasury Securities                     40,828,458
-----------------------------------------------------------------

REPURCHASE AGREEMENTS-1.89%(g)

HSBC Securities, Inc.
  5.05%, 05/01/97(h)                   4,935,390        4,935,390
-----------------------------------------------------------------
  5.49%, 05/01/97(i)                  36,238,378       36,238,378
-----------------------------------------------------------------
    Total Repurchase Agreements                        41,173,768
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.26%                            2,160,688,445
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.74%                    16,030,352
-----------------------------------------------------------------
NET ASSETS -100.00%                                $2,176,718,797
-----------------------------------------------------------------

Investment Abbreviations:

ADR   -- American Depository Receipt
Conv. -- Convertible
Deb.  -- Debentures
LYON  -- Liquid Yield Option Notes
Sr.   -- Senior
Sub.  -- Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Funds holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities at 04/30/97 was $63,287,088 which represented 2.91% of the Fund's net assets.
(c) Zero coupon bond. Interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 04/30/97 was $636,758 which represented 0.03% of the Fund's net assets.
(e) U.S. Treasury bills are traded on discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 6.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint repurchase agreement entered into 04/30/97 with a maturing value of $100,014,028. Collateralized by $96,950,000 U.S. Treasury obligations, 7.50% to 7.875% due 10/31/99 to 12/31/99.
(i) Joint repurchase agreement entered into 04/30/97 with a maturing value of $200,030,500. Collateralized by $116,271,000 U.S. Treasury obligations, 5.875% to 7.875% due 06/30/01 to 08/15/05 and $85,760,000 U.S. Government
    agency obligations, 0% to 7.15% due 07/18/97 to 02/14/06.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $1,826,531,957)                          $2,160,688,445
---------------------------------------------------------
Receivables for:
  Investments sold                             27,207,337
---------------------------------------------------------
  Capital stock sold                            3,108,203
---------------------------------------------------------
  Dividends and interest                          218,165
---------------------------------------------------------
  Variation margin                                150,000
---------------------------------------------------------
Investment for deferred compensation plan          26,760
---------------------------------------------------------
Other assets                                       94,307
---------------------------------------------------------
    Total assets                            2,191,493,217
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         6,161,450
---------------------------------------------------------
  Capital stock reacquired                      5,970,653
---------------------------------------------------------
  Deferred compensation                            26,760
---------------------------------------------------------
Accrued advisory fees                           1,139,436
---------------------------------------------------------
Accrued administrative services fees                8,183
---------------------------------------------------------
Accrued distribution fees                         791,602
---------------------------------------------------------
Accrued directors fees                              5,714
---------------------------------------------------------
Accrued transfer agent fees                       462,405
---------------------------------------------------------
Accrued operating expenses                        208,217
---------------------------------------------------------
    Total liabilities                          14,774,420
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $2,176,718,797
---------------------------------------------------------
Capital stock, $.001 par value per share:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  59,821,734
---------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                    $        36.39
---------------------------------------------------------
OFFERING PRICE PER SHARE:
  (Net asset value of $36.39
    divided by 94.50%)                     $        38.51
---------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)

INVESTMENT INCOME:

Interest                                    $   2,462,377
---------------------------------------------------------
Dividends (net of $7,376 foreign
  withholding tax)                              1,233,237
---------------------------------------------------------
    Total investment income                     3,695,614
---------------------------------------------------------

EXPENSES:

Advisory fees                                   8,135,710
---------------------------------------------------------
Custodian fees                                     72,204
---------------------------------------------------------
Directors' fees                                    11,408
---------------------------------------------------------
Distribution fees                               3,203,882
---------------------------------------------------------
Administrative services fees                       51,740
---------------------------------------------------------
Transfer agent fees                             1,728,703
---------------------------------------------------------
Other                                             330,251
---------------------------------------------------------
    Total expenses                             13,533,898
---------------------------------------------------------
Less: Expenses paid indirectly                    (21,810)
---------------------------------------------------------
    Net expenses                               13,512,088
---------------------------------------------------------
Net investment income (loss)                   (9,816,474)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) on sales of:
    Investment securities                     (54,620,324)
---------------------------------------------------------
    Futures contracts                          10,934,911
---------------------------------------------------------
                                              (43,685,413)
---------------------------------------------------------
Unrealized appreciation (depreciation) of:
    Investment securities                    (320,721,159)
---------------------------------------------------------
    Futures contracts                          (4,932,050)
---------------------------------------------------------
                                             (325,653,209)
---------------------------------------------------------

         Net gain (loss) on investment
           securities and futures
           contracts                         (369,338,622)
---------------------------------------------------------

Net increase (decrease) in net assets
  resulting from operations                 $(379,155,096)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 AND THE YEAR ENDED OCTOBER 31, 1996 (UNAUDITED)

                                                                APRIL 30,       OCTOBER 31,
                                                                   1997             1996
                                                              --------------   --------------
OPERATIONS:
  Net investment income (loss)                                $   (9,816,474)  $  (19,703,976)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities
    and futures contracts                                        (43,685,413)     141,538,687
---------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and futures contracts                            (325,653,209)     211,197,677
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (379,155,096)     333,032,388
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities                                         (138,552,307)     (54,512,548)
---------------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions          (56,137,743)     226,490,173
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (573,845,146)     505,010,013
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,750,563,943    2,245,553,930
---------------------------------------------------------------------------------------------
  End of period                                               $2,176,718,797   $2,750,563,943
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $1,901,777,366   $1,957,915,109
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (9,860,637)         (44,163)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and futures contracts                  (48,508,221)     133,729,499
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                            333,310,289      658,963,498
---------------------------------------------------------------------------------------------
                                                              $2,176,718,797   $2,750,563,943
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund has temporarily discontinued public sales of its shares to new investors. The Fund is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year.
  Information presented in these financial statements pertains only to the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Transactions--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $51,740 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1997, AFS was paid $932,435 for such services.
  The Fund received reductions in transfer agency fees of $20,308 from dividends received on balances in cash management accounts. In addition, the Fund incurred expenses of $1,502 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $21,810 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Company has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund pays to AIM Distributors an annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sales and distribution of the Fund's shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. Any amounts not paid as a service fee under the Plan would constitute an assets-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's shares. During the six months ended April 30, 1997, the Fund paid AIM Distributors $3,203,882 as compensation under the Plan.
  AIM Distributors received commissions of $464,530 from sales of shares of the Fund's capital stock during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the six months ended April 30, 1997, AIM Distributors received $60,656 in contingent deferred sales charges imposed on redemptions of the Fund's capital stock. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1997, the Fund paid legal fees of $8,010 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1997 were $895,057,405 and $995,995,419, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 463,850,725
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (130,204,448)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $ 333,646,277
============================================================
Cost of investment for tax purposes is $1,827,042,168.

NOTE 5-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 6-FUTURES CONTRACTS

On April 30, 1997, $1,668,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at April 30, 1997:

           (Contracts -- $500 times index/delivery month/commitment)

                                     UNREALIZED
                                    APPRECIATION
                                   (DEPRECIATION)
                                   --------------
S&P 500 Index/100 Contracts/June
97/Buy                               $(846,200)

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                            APRIL 30, 1997                OCTOBER 31, 1996
                      ---------------------------   -----------------------------
                        SHARES         AMOUNT         SHARES          AMOUNT
                      -----------   -------------   -----------   ---------------
Sold                   11,500,320   $ 483,235,051    30,538,437   $ 1,334,476,880
---------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends             3,068,744     127,935,858     1,291,013        49,897,557
---------------------------------------------------------------------------------
Reacquired            (15,971,688)   (667,308,652)  (26,568,998)   (1,157,884,264)
---------------------------------------------------------------------------------
                       (1,402,624)  $ (56,137,743)    5,260,452   $   226,490,173
=================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended April 30, 1997, each of the years in the three-year period ended October 31, 1996, the ten month period ended October 31, 1993 and each of the years in the five-year period ended December 31, 1992.

                                                                               OCTOBER 31,
                                              APRIL 30,      ------------------------------------------------
                                                 1997           1996          1995         1994        1993
                                              ----------     ----------    ----------    --------    --------
Net asset value, beginning of period          $    44.93     $    40.13    $    28.37    $  23.85    $  18.52
--------------------------------------------  ----------     ----------    ----------    --------    --------
Income from investment operations:
    Net investment income (loss)                   (0.16)         (0.32)        (0.04)      (0.05)      (0.02)
--------------------------------------------  ----------     ----------    ----------    --------    --------
    Net gains (losses) on securities (both
      realized and unrealized)                     (6.08)          6.09         11.80        4.57        5.35
--------------------------------------------  ----------     ----------    ----------    --------    --------
        Total from investment operations           (6.24)          5.77         11.76        4.52        5.33
--------------------------------------------  ----------     ----------    ----------    --------    --------
Less distributions:
    Dividends from net investment income              --             --            --          --          --
--------------------------------------------  ----------     ----------    ----------    --------    --------
    Distributions from capital gains               (2.30)         (0.97)           --          --          --
--------------------------------------------  ----------     ----------    ----------    --------    --------
        Total distributions                        (2.30)         (0.97)           --          --          --
--------------------------------------------  ----------     ----------    ----------    --------    --------
Net asset value, end of period                $    36.39     $    44.93    $    40.13    $  28.37    $  23.85
============================================  ==========     ==========    ==========    ========    ========
Total return(b)                                   (14.54)%        14.77%        41.45%      18.96%      28.78%
============================================  ==========     ==========    ==========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $2,176,719     $2,750,564    $2,245,554    $687,238    $217,256
============================================  ==========     ==========    ==========    ========    ========
Ratio of expenses to average net assets(c)          1.06%(d)(e)    1.11%         1.08%       1.07%       1.00%(g)
============================================  ==========     ==========    ==========    ========    ========
Ratio of net investment income (loss) to
  average net assets(f)                            (0.77)%(d)      (0.76)%      (0.19)%     (0.26)%     (0.24)%(g)
============================================  ==========     ==========    ==========    ========    ========
Portfolio turnover rate                               36%            79%           52%         75%         61%
============================================  ==========     ==========    ==========    ========    ========
Average broker commission rate paid(h)        $   0.0539     $   0.0545           N/A         N/A         N/A
============================================  ==========     ==========    ==========    ========    ========

                                                                    DECEMBER 31,
                                              --------------------------------------------------------
                                              1992(A)       1991        1990        1989        1988
                                              --------    --------    --------    --------    --------
Net asset value, beginning of period          $  16.06    $  11.85     $ 13.30    $  11.07    $   9.86
--------------------------------------------  --------    --------     -------    --------    --------
Income from investment operations:
    Net investment income (loss)                 (0.03)      (0.04)       0.08        0.03        0.05
--------------------------------------------  --------    --------     -------    --------    --------
    Net gains (losses) on securities (both
      realized and unrealized)                    3.41        7.29       (0.95)       2.28        1.21
--------------------------------------------  --------    --------     -------    --------    --------
        Total from investment operations          3.38        7.25       (0.87)       2.31        1.26
--------------------------------------------  --------    --------     -------    --------    --------
Less distributions:
    Dividends from net investment income            --          --       (0.09)      (0.03)      (0.05)
--------------------------------------------  --------    --------     -------    --------    --------
    Distributions from capital gains             (0.92)      (3.04)      (0.49)      (0.05)         --
--------------------------------------------  --------    --------     -------    --------    --------
        Total distributions                      (0.92)      (3.04)      (0.58)      (0.08)      (0.05)
--------------------------------------------  --------    --------     -------    --------    --------
Net asset value, end of period                $  18.52    $  16.06     $ 11.85    $  13.30    $  11.07
============================================  ========    ========     =======    ========    ========
Total return(b)                                  21.34%      63.90%      (6.50)%     20.89%      12.77%
============================================  ========    ========     =======    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $ 38,238    $ 16,218     $ 9,234    $ 11,712    $ 12,793
============================================  ========    ========     =======    ========    ========
Ratio of expenses to average net assets(c)        1.25%       1.25%       1.25%       1.25%       1.22%
============================================  ========    ========     =======    ========    ========
Ratio of net investment income (loss) to
  average net assets(f)                          (0.59)%     (0.31)%      0.62%       0.24%       0.38%
============================================  ========    ========     =======    ========    ========
Portfolio turnover rate                            164%        165%        137%         69%         56%
============================================  ========    ========     =======    ========    ========
Average broker commission rate paid(h)             N/A         N/A         N/A         N/A         N/A
============================================  ========    ========     =======    ========    ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios of expenses to average net assets prior to reduction of advisory fees and expense reimbursements were 1.15%, 1.09%, 1.17% (annualized), 1.65%, 1.83%, 1.99%, 1.80%, 1.56% and 1.29% for 1995-87, respectively.
(d) Ratios are annualized and based on average net assets of $2,584,346,866.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.05%.
(f) Ratios of net investment income (loss) to average net assets prior to reduction of advisory fees and expense reimbursements were (0.26)%, (0.28)%, (0.41)% (annualized), (0.99)%, (0.89)%, (0.11)%, (0.31)%, 0.04% and (0.08)%
    for 1995-87, respectively.
(g) Annualized.
(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 9-LEGAL PROCEEDINGS

A claim, Saltzberg v. AIM Equity Funds, Inc., et al., was filed in Southern District Court in Texas in October 1996 against AIM and certain other subsidiaries of AIM Management. The claim was instituted under section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by the Fund in connection with fees paid for marketing and shareholder services after the Fund was closed to new investors. AIM Management is investigating whether there is any basis at all for this claim and intends to defend it vigorously.

NOTE 10-FUND REOPENING AND CLOSING

The Fund was reopened to new investors on June 4, 1997 and subsequently closed to new investors effective as of the close of business June 5, 1997.

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Aggressive Growth Fund (the "Fund") and A I M Advisors, Inc. ("AIM Advisors").

(3) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(4) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

  The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............   31,114,791            731,317           1,218,650
(3)  Elimination of Fundamental Investment Policy................   23,839,643          1,595,508           1,270,078
(4)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                         MARKET
                                          SHARES         VALUE
COMMON STOCKS-96.96%

ADVERTISING/BROADCASTING-4.01%

Alliance Communications Corp.-Class
  B(a) (Canada)                              60,000   $    504,375
------------------------------------------------------------------
Argyle Television, Inc.-Class A(a)           17,500        439,687
------------------------------------------------------------------
Chancellor Corp.-Class A(a)                  10,000        280,000
------------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                   85,000      1,721,250
------------------------------------------------------------------
Eagle River Interactive, Inc.(a)             42,000        456,750
------------------------------------------------------------------
Emmis Broadcasting Corp.-Class A(a)           5,000        175,000
------------------------------------------------------------------
Evergreen Media Corp.-Class A(a)             30,000        971,250
------------------------------------------------------------------
Film Roman, Inc.(a)                         110,000        206,250
------------------------------------------------------------------
Heftel Broadcasting Corp.(a)                 39,300      1,965,000
------------------------------------------------------------------
Jacor Communications, Inc.(a)                 5,000        140,625
------------------------------------------------------------------
Lamar Advertising Co.(a)                    140,000      2,765,000
------------------------------------------------------------------
Leap Group, Inc. (The)(a)                     5,000         23,750
------------------------------------------------------------------
Metro Networks, Inc.(a)                      61,600      1,563,100
------------------------------------------------------------------
Snyder Communications, Inc.(a)               65,000      1,348,750
------------------------------------------------------------------
Universal Outdoor Holdings, Inc.(a)          70,000      1,907,500
------------------------------------------------------------------
Univision Communications, Inc.(a)            64,000      2,176,000
------------------------------------------------------------------
                                                        16,644,287
------------------------------------------------------------------

AEROSPACE/DEFENSE-0.59%

DONCASTERS PLC-ADR(a) (United Kingdom)       26,400        594,000
------------------------------------------------------------------
Gulfstream Aerospace Corp.(a)                69,200      1,764,600
------------------------------------------------------------------
Tracor, Inc.(a)                               3,900         84,825
------------------------------------------------------------------
                                                         2,443,425
------------------------------------------------------------------

AIRLINES-0.58%

ASA Holdings, Inc.                           10,000        212,500
------------------------------------------------------------------
Aviation Sales Co.(a)                        20,000        485,000
------------------------------------------------------------------
China Eastern Airlines Corp.
  Ltd.-ADR(a) (Hong Kong)                    40,000      1,245,000
------------------------------------------------------------------
Eagle USA Airfreight, Inc.(a)                22,400        448,000
------------------------------------------------------------------
                                                         2,390,500
------------------------------------------------------------------

APPLIANCES-0.12%

Service Experts, Inc.(a)                     21,800        485,050
------------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.36%

United Auto Group, Inc.(a)                   90,000      1,496,250
------------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-1.07%

Aftermarket Technology Corp.(a)             134,300      2,484,550
------------------------------------------------------------------
Cross-Continent Auto Retailers,
  Inc.(a)                                    38,500        572,687
------------------------------------------------------------------
Lithia Motors, Inc.-Class A(a)              100,000      1,125,000
------------------------------------------------------------------
Rush Enterprises, Inc.(a)                    30,000        247,500
------------------------------------------------------------------
                                                         4,429,737
------------------------------------------------------------------

BANKING-0.84%

AmSouth Bancorporation                        6,000        316,500
------------------------------------------------------------------
Banknorth Group, Inc.                        16,000        680,000
------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                    8,000        280,000
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
BANKING-(CONTINUED)

Hibernia Corp.-Class A                       20,000   $    257,500
------------------------------------------------------------------
Marshall & Ilsley Corp.                      40,000      1,535,000
------------------------------------------------------------------
Southwest Bancorporation of Texas,
  Inc.(a)                                    20,600        427,450
------------------------------------------------------------------
                                                         3,496,450
------------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.16%

Cerner Corp.(a)                              40,000        645,000
------------------------------------------------------------------

BEVERAGES-0.06%

Diedrich Coffee, Inc.(a)                    100,000        262,500
------------------------------------------------------------------

BIOTECHNOLOGY-0.28%

Genzyme Corp.(a)                             50,000      1,156,250
------------------------------------------------------------------

BUILDING MATERIALS-0.29%

Juno Lighting, Inc.                          50,000        775,000
------------------------------------------------------------------
Kevco, Inc.(a)                               32,500        438,750
------------------------------------------------------------------
                                                         1,213,750
------------------------------------------------------------------

BUILDING MATERIALS (TOOLS)-0.14%

Regal-Beloit Corp.                           24,200        574,750
------------------------------------------------------------------

BUSINESS SERVICES-3.45%

Abacus Direct Corp.(a)                       55,000      1,361,250
------------------------------------------------------------------
Administaff, Inc.(a)                         28,000        521,500
------------------------------------------------------------------
Claremont Technology Group, Inc.(a)          45,000        607,500
------------------------------------------------------------------
Cognizant Corp.                              13,000        424,125
------------------------------------------------------------------
CUC International, Inc.(a)                   65,000      1,373,125
------------------------------------------------------------------
First Aviation Services, Inc.(a)             78,500        667,250
------------------------------------------------------------------
HealthCare COMPARE Corp.(a)                  20,000        867,500
------------------------------------------------------------------
HealthPlan Services Corp.(a)                 55,000        907,500
------------------------------------------------------------------
Hertz Corp.-Class A(a)                       27,800        806,200
------------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)                30,300        689,324
------------------------------------------------------------------
International Telecommunication Data
  Systems, Inc.(a)                           45,000        540,000
------------------------------------------------------------------
Lason Holdings, Inc.(a)                      66,400      1,128,800
------------------------------------------------------------------
MedQuist, Inc.(a)                            20,000        505,000
------------------------------------------------------------------
MemberWorks, Inc.(a)                         40,000        620,000
------------------------------------------------------------------
Metzler Group, Inc.(a)                       75,000      1,912,500
------------------------------------------------------------------
OmniQuip International, Inc.(a)              50,000        650,000
------------------------------------------------------------------
On Assignment, Inc.(a)                        5,000        155,000
------------------------------------------------------------------
Superior Consultant Holdings Corp.(a)        25,000        575,000
------------------------------------------------------------------
                                                        14,311,574
------------------------------------------------------------------

COMPUTER MAINFRAMES-0.10%

Amdahl Corp.(a)                              50,000        428,125
------------------------------------------------------------------

COMPUTER MINI/PCS-0.27%

Gateway 2000, Inc.(a)                        14,200        779,225
------------------------------------------------------------------
Rational Software Corp.(a)                   25,000        345,312
------------------------------------------------------------------
                                                         1,124,537
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
COMPUTER NETWORKING-2.32%

ACT Networks, Inc.(a)                        20,000   $    270,000
------------------------------------------------------------------
Ascend Communications, Inc.(a)               56,500      2,584,875
------------------------------------------------------------------
Auspex Systems, Inc.(a)                      28,600        228,800
------------------------------------------------------------------
Bay Networks, Inc.(a)                        30,000        532,500
------------------------------------------------------------------
Black Box Corp.(a)                           20,000        472,500
------------------------------------------------------------------
Cabletron Systems, Inc.(a)                   42,000      1,449,000
------------------------------------------------------------------
Cidco, Inc.(a)                               45,000        573,750
------------------------------------------------------------------
Coherent Communications Systems
  Corp.(a)                                   80,000      1,310,000
------------------------------------------------------------------
DSP Communications, Inc.(a)                 105,000        833,437
------------------------------------------------------------------
FORE Systems, Inc.(a)                        40,000        610,000
------------------------------------------------------------------
Harmonic Lightwaves, Inc.(a)                 35,000        577,500
------------------------------------------------------------------
InterVoice, Inc.(a)                          20,000        190,000
------------------------------------------------------------------
                                                         9,632,362
------------------------------------------------------------------

COMPUTER PERIPHERALS-1.56%

Cognex Corp.(a)                              50,000      1,231,250
------------------------------------------------------------------
NeoMagic Corp.(a)                            25,000        292,188
------------------------------------------------------------------
Oak Technology, Inc.(a)                      45,000        362,812
------------------------------------------------------------------
Printronix, Inc.(a)                         145,000      1,830,625
------------------------------------------------------------------
Quantum Corp.(a)                             12,500        521,094
------------------------------------------------------------------
Raster Graphics, Inc.(a)                     50,000        306,250
------------------------------------------------------------------
Read-Rite Corp.(a)                           39,000      1,009,125
------------------------------------------------------------------
Trident Microsystems, Inc.(a)                70,000        945,000
------------------------------------------------------------------
                                                         6,498,344
------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-12.35%

Adobe Systems, Inc.                          35,000      1,369,375
------------------------------------------------------------------
American Software, Inc.-Class A(a)           50,000        287,500
------------------------------------------------------------------
ANSYS, Inc.(a)                               80,000        550,000
------------------------------------------------------------------
BDM International Inc.(a)                    36,000        837,000
------------------------------------------------------------------
Bell & Howell Co.(a)                         80,000      1,890,000
------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                   45,000      1,440,000
------------------------------------------------------------------
BMC Software, Inc.(a)                        40,000      1,730,000
------------------------------------------------------------------
Broderbund Software, Inc.(a)                 30,000        562,500
------------------------------------------------------------------
Business Objects S.A.-ADR(a) (France)        85,000        765,000
------------------------------------------------------------------
C/NET, Inc.(a)                               25,000        506,250
------------------------------------------------------------------
Cadence Design Systems, Inc.(a)               5,200        166,400
------------------------------------------------------------------
CCC Information Services Group(a)           165,000      1,938,750
------------------------------------------------------------------
CFI Proservices, Inc.(a)                     10,000        150,000
------------------------------------------------------------------
Check Point Software Technologies
  Ltd.(a) (Israel)                           25,000        590,625
------------------------------------------------------------------
Computer Learning Centers, Inc.(a)            3,150         83,868
------------------------------------------------------------------
Compuware Corp.(a)                           30,000      1,132,500
------------------------------------------------------------------
Cooper & Chyan Technology, Inc.(a)            1,200         29,100
------------------------------------------------------------------
CyberMedia, Inc.(a)                          23,400        292,500
------------------------------------------------------------------
Dassault Systemes S.A.-ADR(a) (France)       15,000        924,375
------------------------------------------------------------------
DataWorks Corp.(a)                            2,700         39,150
------------------------------------------------------------------
Dendrite International, Inc.(a)              35,000        293,125
------------------------------------------------------------------
Digital Lightwave, Inc.(a)                   50,000        262,500
------------------------------------------------------------------
Document Sciences Corp.(a)                   70,000        236,250
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Dr. Solomon's Group PLC-ADR(a) (United
  Kingdom)                                   35,000   $    809,375
------------------------------------------------------------------
DST Systems, Inc.(a)                         34,000        964,750
------------------------------------------------------------------
Electronic Arts, Inc.(a)                     30,000        723,750
------------------------------------------------------------------
FactSet Research Systems, Inc.(a)             9,600        194,400
------------------------------------------------------------------
Forrester Research, Inc.(a)                  11,800        215,350
------------------------------------------------------------------
Geoworks(a)                                  60,000        435,000
------------------------------------------------------------------
HBO & Co.                                    40,000      2,140,000
------------------------------------------------------------------
HPR, Inc.(a)                                 90,000      1,271,250
------------------------------------------------------------------
Hyperion Software Corp.(a)                   96,500      1,568,125
------------------------------------------------------------------
Infinity Financial Technology, Inc.(a)       30,000        378,750
------------------------------------------------------------------
Information Resources, Inc.(a)               10,400        137,800
------------------------------------------------------------------
Intuit, Inc.(a)                              20,000        442,500
------------------------------------------------------------------
JDA Software Group, Inc.(a)                  30,000        757,500
------------------------------------------------------------------
Macromedia, Inc.(a)                          10,000         76,250
------------------------------------------------------------------
Mastech Corp.(a)                            100,000      1,150,000
------------------------------------------------------------------
May & Speh, Inc.(a)                          10,000         73,750
------------------------------------------------------------------
Memco Software Ltd.(a) (Israel)              67,700        846,250
------------------------------------------------------------------
Mercury Interactive Corp.(a)                 85,000      1,041,250
------------------------------------------------------------------
Metromail Corp.(a)                           90,000      1,766,250
------------------------------------------------------------------
Midway Games Inc.(a)                         65,000      1,170,000
------------------------------------------------------------------
National Instruments Corp.(a)                10,000        302,500
------------------------------------------------------------------
Network General Corp.(a)                     50,000        687,500
------------------------------------------------------------------
Object Design, Inc.(a)                       20,000        102,500
------------------------------------------------------------------
Parametric Technology Co.(a)                  7,000        316,750
------------------------------------------------------------------
PHAMIS, Inc.(a)                              20,000        355,000
------------------------------------------------------------------
Physician Computer Network, Inc.(a)          20,000        106,250
------------------------------------------------------------------
Platinum Technology, Inc.(a)                150,000      1,800,000
------------------------------------------------------------------
Puma Technology, Inc.(a)                     56,000        427,000
------------------------------------------------------------------
Pure Atria Corp.(a)                          10,000         97,500
------------------------------------------------------------------
Qualix Group, Inc.(a)                        50,000        312,500
------------------------------------------------------------------
Saville Systems Ireland PLC-ADR(a)           29,000      1,192,625
------------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                                     5,000        126,250
------------------------------------------------------------------
SEI Corp.                                   100,000      2,100,000
------------------------------------------------------------------
SELECT Software Tools-ADR(a) (United
  Kingdom)                                   60,000        795,000
------------------------------------------------------------------
Shared Medical Systems Corp.                  8,000        337,000
------------------------------------------------------------------
Siebel Systems, Inc.(a)                      42,000        761,250
------------------------------------------------------------------
Simulation Sciences, Inc.(a)                 30,000        305,625
------------------------------------------------------------------
Spectrum Holobyte, Inc.(a)                    7,500         45,938
------------------------------------------------------------------
Sterling Commerce, Inc.(a)                   37,500        970,313
------------------------------------------------------------------
SunGard Data Systems Inc.(a)                112,000      4,970,000
------------------------------------------------------------------
Symantec Corp.(a)                             5,100         73,313
------------------------------------------------------------------
Systemsoft Corp.(a)                          35,000        266,875
------------------------------------------------------------------
Technology Modeling Associates,
  Inc.(a)                                    53,500        535,000
------------------------------------------------------------------
Template Software, Inc.(a)                   30,800        257,950
------------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                             5,000        150,000
------------------------------------------------------------------
Trusted Information Systems, Inc.(a)         75,000        675,000
------------------------------------------------------------------
USCS International, Inc.(a)                  15,000        247,500
------------------------------------------------------------------
Vantive Corp.(a)                             10,000        198,750
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Viewlogic Systems, Inc.(a)                   20,000   $    280,000
------------------------------------------------------------------
Wallace Computer Services, Inc.              10,000        267,500
------------------------------------------------------------------
                                                        51,302,457
------------------------------------------------------------------

CONGLOMERATES-0.22%

Amway Asia Pacific Ltd. (Hong Kong)          13,900        583,800
------------------------------------------------------------------
Sotheby's Holdings, Inc.-Class A             20,000        317,500
------------------------------------------------------------------
                                                           901,300
------------------------------------------------------------------

CONSUMER NON-DURABLES-0.53%

Central Garden and Pet Co.(a)                20,000        398,750
------------------------------------------------------------------
TAG Heuer International S.A.-ADR(a)
  (Luxembourg)                               20,000        280,000
------------------------------------------------------------------
The First Years, Inc.                       100,000      1,525,000
------------------------------------------------------------------
                                                         2,203,750
------------------------------------------------------------------

CONTAINERS-0.85%

PalEx, Inc.(a)                               25,000        231,250
------------------------------------------------------------------
Silgan Holdings, Inc.(a)                    125,000      3,312,500
------------------------------------------------------------------
                                                         3,543,750
------------------------------------------------------------------

COSMETICS & TOILETRIES-2.90%

Carson, Inc.(a)                              68,600        514,500
------------------------------------------------------------------
Dial Corp.                                  105,000      1,627,500
------------------------------------------------------------------
Estee Lauder Cos.-Class A                    14,500        663,375
------------------------------------------------------------------
French Fragrances, Inc.(a)                   75,000        543,750
------------------------------------------------------------------
General Nutrition Companies, Inc.(a)        140,000      3,010,000
------------------------------------------------------------------
Helen of Troy Ltd.(a)                        10,000        232,500
------------------------------------------------------------------
McKesson Corp.                               28,000      2,026,500
------------------------------------------------------------------
Nu Skin Asia Pacific Inc.-Class A(a)        105,000      2,730,000
------------------------------------------------------------------
Rexall Sundown, Inc.(a)                      35,000        695,625
------------------------------------------------------------------
                                                        12,043,750
------------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.59%

Checkpoint Systems, Inc.(a)                  67,000        921,250
------------------------------------------------------------------
Harman International Industries, Inc.         5,000        191,250
------------------------------------------------------------------
Micron Electronics, Inc.(a)                  50,000      1,018,750
------------------------------------------------------------------
PRI Automation, Inc.(a)                      17,500        896,875
------------------------------------------------------------------
Sawtek Inc.(a)                                5,000        148,125
------------------------------------------------------------------
SBS Technologies, Inc.(a)                    75,000      1,125,000
------------------------------------------------------------------
Speedfam International, Inc.(a)              75,000      1,818,750
------------------------------------------------------------------
SRS Labs, Inc.(a)                            50,000        462,500
------------------------------------------------------------------
                                                         6,582,500
------------------------------------------------------------------

ELECTRONIC/DEFENSE-0.07%

Stanford Telecommunications, Inc.(a)         20,000        295,000
------------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.33%

Alliance Capital Management                   3,000         81,375
------------------------------------------------------------------
Edwards (A.G.), Inc.                          5,000        175,000
------------------------------------------------------------------
Hambrecht & Quist Group(a)                   20,000        332,500
------------------------------------------------------------------
Investors Financial Services Corp.           10,000        350,000
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
FINANCE (ASSET MANAGEMENT)-(CONTINUED)

Lehman Brothers Holdings, Inc.               10,000   $    338,750
------------------------------------------------------------------
T. Rowe Price Associates                      1,800         83,250
------------------------------------------------------------------
                                                         1,360,875
------------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.96%

Advanta Corp.-Class B                        10,000        222,500
------------------------------------------------------------------
BA Merchant Services, Inc.-Class A(a)       205,000      2,870,000
------------------------------------------------------------------
CMAC Investment Corp.                        13,000        494,000
------------------------------------------------------------------
Concord EFS, Inc.(a)                          5,000         98,750
------------------------------------------------------------------
Medaphis Corp.(a)                            10,000         51,875
------------------------------------------------------------------
SunAmerica, Inc.                              5,600        257,600
------------------------------------------------------------------
                                                         3,994,725
------------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.39%

Hamilton Bancorp, Inc.(a)                    85,000      1,636,250
------------------------------------------------------------------

FOOD/PROCESSING-1.45%

Delta & Pine Land Co.                        71,666      1,791,650
------------------------------------------------------------------
Lancaster Colony Corp.                       20,000        822,500
------------------------------------------------------------------
ProSource, Inc.(a)                          115,000      1,056,562
------------------------------------------------------------------
Rykoff-Sexton, Inc.                         130,000      2,356,250
------------------------------------------------------------------
                                                         6,026,962
------------------------------------------------------------------

FUNERAL SERVICES-0.54%

Carriage Services, Inc.(a)                   25,100        426,700
------------------------------------------------------------------
Equity Corp. International(a)                85,000      1,827,500
------------------------------------------------------------------
                                                         2,254,200
------------------------------------------------------------------

FURNITURE-0.26%

Kimball International, Inc.-Class B          30,000      1,057,500
------------------------------------------------------------------

GAMING-1.20%

GTECH Holdings Corp.(a)                      25,000        768,750
------------------------------------------------------------------
International Game Technology               115,000      1,825,625
------------------------------------------------------------------
Sodak Gaming, Inc.(a)                       200,000      2,350,000
------------------------------------------------------------------
WHG Resorts & Casinos Inc.(a)                 6,250         58,593
------------------------------------------------------------------
                                                         5,002,968
------------------------------------------------------------------

HOTELS/MOTELS-0.31%

Choice Hotels International, Inc.(a)          6,000         84,000
------------------------------------------------------------------
Four Seasons Hotels, Inc. (Canada)           36,000        801,000
------------------------------------------------------------------
U.S. Franchise Systems, Inc.(a)              20,000        140,000
------------------------------------------------------------------
Wyndham Hotel Corp.(a)                       10,000        276,250
------------------------------------------------------------------
                                                         1,301,250
------------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.34%

First Commonwealth, Inc.(a)                  15,000        183,750
------------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A(a)                           130,000      3,445,000
------------------------------------------------------------------
UNUM Corp.                                    5,200        400,400
------------------------------------------------------------------
Western National Corp.                       60,000      1,545,000
------------------------------------------------------------------
                                                         5,574,150
------------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-3.53%

Ace, Ltd.                                     4,000        240,000
------------------------------------------------------------------
AMBAC, Inc.                                   2,900        187,775
------------------------------------------------------------------
Amerin Corp.(a)                             170,000      3,315,000
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

AmerUs Life Holdings, Inc.-Class A           42,400   $    975,200
------------------------------------------------------------------
Arthur J. Gallagher & Co.                     3,000         93,750
------------------------------------------------------------------
Capital Re Corp.                             10,000        396,250
------------------------------------------------------------------
CapMAC Holdings, Inc.                        20,000        520,000
------------------------------------------------------------------
Everest Re Holdings, Inc.                    51,000      1,466,250
------------------------------------------------------------------
Exel Ltd.                                    11,200        436,800
------------------------------------------------------------------
HCC Insurance Holdings, Inc.                 17,500        439,687
------------------------------------------------------------------
Horace Mann Educators Corp.                   8,000        375,000
------------------------------------------------------------------
MBIA, Inc.                                    2,100        204,488
------------------------------------------------------------------
Mercury General Corp.                         2,400        148,800
------------------------------------------------------------------
MGIC Investment Corp.                        11,400        926,250
------------------------------------------------------------------
Mutual Risk Management Ltd.                  15,000        551,250
------------------------------------------------------------------
NAC Re Corp.                                  8,000        310,000
------------------------------------------------------------------
Progressive Corp.                            30,000      2,283,750
------------------------------------------------------------------
TIG Holdings, Inc.                           20,000        555,000
------------------------------------------------------------------
Transatlantic Holdings, Inc.                  3,000        248,250
------------------------------------------------------------------
UnionAmerica Holdings PLC-ADR (United
  Kingdom)                                   27,000        452,250
------------------------------------------------------------------
Vesta Insurance Group, Inc.                   5,000        208,750
------------------------------------------------------------------
W. R. Berkley Corp.                           7,000        344,750
------------------------------------------------------------------
                                                        14,679,250
------------------------------------------------------------------

LEISURE & RECREATION-3.17%

Coleman Co., Inc.(a)                         10,000        155,000
------------------------------------------------------------------
Galoob Toys, Inc.(a)                        155,000      2,615,625
------------------------------------------------------------------
Harley-Davidson, Inc.                        26,400      1,042,800
------------------------------------------------------------------
Hasbro, Inc.                                 15,000        375,000
------------------------------------------------------------------
K2, Inc.                                     18,000        470,250
------------------------------------------------------------------
Samsonite Corp.(a)                           32,500      1,348,750
------------------------------------------------------------------
Steinway Musical Instruments(a)              20,000        342,500
------------------------------------------------------------------
The North Face, Inc.(a)                     130,000      1,836,250
------------------------------------------------------------------
Toy Biz, Inc.(a)                            170,000      1,657,500
------------------------------------------------------------------
Travis Boats & Motors, Inc.(a)               30,000        322,500
------------------------------------------------------------------
Vail Resorts Inc.(a)                        125,000      2,546,875
------------------------------------------------------------------
WMS Industries, Inc.(a)                      25,000        446,875
------------------------------------------------------------------
                                                        13,159,925
------------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.23%

American Residential Services, Inc.(a)       80,800      1,525,100
------------------------------------------------------------------
Pall Corp.                                   70,000      1,618,750
------------------------------------------------------------------
Pfeiffer Vacuum Technology A.G.-ADR(a)
  (Germany)                                  20,000        465,000
------------------------------------------------------------------
Prime Service, Inc.(a)                        7,700        172,287
------------------------------------------------------------------
U.S. Rentals, Inc.(a)                        70,000      1,330,000
------------------------------------------------------------------
                                                         5,111,137
------------------------------------------------------------------

MEDICAL (DRUGS)-3.82%

Algos Pharmaceutical Corp.(a)                 5,000         76,875
------------------------------------------------------------------
Allergan, Inc.                                5,000        133,750
------------------------------------------------------------------
AmeriSource Health Corp.(a)                  25,000      1,115,625
------------------------------------------------------------------
Applied Analytical Industries, Inc.(a)       44,300        586,975
------------------------------------------------------------------
Aronex Pharmaceuticals, Inc.(a)              25,000        125,000
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
MEDICAL (DRUGS)-(CONTINUED)

BioChem Pharma, Inc. (a)(Canada)             39,000   $    701,391
------------------------------------------------------------------
Cambridge NeuroScience, Inc.(a)              25,000        209,375
------------------------------------------------------------------
Cephalon, Inc.(a)                            10,000        167,500
------------------------------------------------------------------
Collagenex Pharmaceuticals, Inc.(a)          20,000        230,000
------------------------------------------------------------------
Covance, Inc.(a)                             40,000        590,000
------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)                66,000      1,914,000
------------------------------------------------------------------
Elan Corp. PLC-ADR(a) (Ireland)               8,000        272,000
------------------------------------------------------------------
Express Scripts, Inc.-Class A(a)             13,000        477,750
------------------------------------------------------------------
Gilead Sciences, Inc.(a)                      8,000        177,000
------------------------------------------------------------------
Guilford Pharmaceuticals, Inc.(a)            10,000        231,250
------------------------------------------------------------------
Immunex Corp.(a)                              3,000         83,625
------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(a)               3,000        127,500
------------------------------------------------------------------
Interneuron Pharmaceuticals, Inc.(a)         15,000        196,875
------------------------------------------------------------------
Jones Medical Industries, Inc.               25,000        881,250
------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)                 25,000        562,500
------------------------------------------------------------------
Liposome Company, Inc.(a)                    60,000      1,331,250
------------------------------------------------------------------
Martek Biosciences Corp.(a)                  20,000        292,500
------------------------------------------------------------------
Micro Therapeutics, Inc.(a)                  50,000        275,000
------------------------------------------------------------------
NABI Inc.(a)                                145,000        870,000
------------------------------------------------------------------
North American Vaccine, Inc.(a)              50,000      1,043,750
------------------------------------------------------------------
Perrigo Co.(a)                               65,000        763,750
------------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                          33,000      1,674,750
------------------------------------------------------------------
Texas Biotechnology Corp.(a)                 15,000         60,000
------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)              19,000        679,250
------------------------------------------------------------------
                                                        15,850,491
------------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.69%

ADAC Laboratories                            20,000        462,500
------------------------------------------------------------------
Advance ParadigM, Inc.(a)                    95,000      1,080,625
------------------------------------------------------------------
Alternative Living Services, Inc.(a)         85,000      1,402,500
------------------------------------------------------------------
American Medserve Corp.(a)                   45,000        489,375
------------------------------------------------------------------
American Oncology Resources, Inc.(a)         25,000        221,875
------------------------------------------------------------------
ClinTrials Research Inc.(a)                  50,000        387,500
------------------------------------------------------------------
FPA Medical Management, Inc.(a)              32,000        520,000
------------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                            15,000        401,250
------------------------------------------------------------------
HealthCor Holdings, Inc.(a)                 100,000        837,500
------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                          2,400         47,400
------------------------------------------------------------------
Horizon Mental Health Management,
  Inc.(a)                                    25,500        417,563
------------------------------------------------------------------
Horizon/CMS Healthcare Corp.(a)              25,000        396,875
------------------------------------------------------------------
Integrated Health Services, Inc.             30,000        963,750
------------------------------------------------------------------
Intensiva Healthcare Corp.(a)                70,000        542,500
------------------------------------------------------------------
Manor Care, Inc.                              6,000        140,250
------------------------------------------------------------------
Marquette Medical Systems-Class A(a)         60,000      1,207,500
------------------------------------------------------------------
Maxicare Health Plans, Inc.(a)                5,000        116,250
------------------------------------------------------------------
Medical Resources, Inc.(a)                   75,000        956,250
------------------------------------------------------------------
MedPartners, Inc.(a)                         55,715      1,016,799
------------------------------------------------------------------
National Surgery Centers, Inc.(a)             5,000        150,000
------------------------------------------------------------------
NovaCare, Inc.(a)                            20,000        227,500
------------------------------------------------------------------
OccuSystems, Inc.(a)                         40,000        825,000
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
MEDICAL (PATIENT SERVICES)-(CONTINUED)

Oxford Health Plans, Inc.(a)                 13,500   $    889,313
------------------------------------------------------------------
PacifiCare Health Systems, Inc.-Class
  B(a)                                        5,000        401,250
------------------------------------------------------------------
Premier Research Worldwide, Ltd.(a)          17,400        167,475
------------------------------------------------------------------
Prime Medical Services, Inc.(a)              10,000         92,500
------------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)             35,000        844,375
------------------------------------------------------------------
Vencor, Inc.(a)                               3,000        124,875
------------------------------------------------------------------
                                                        15,330,550
------------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-6.13%

Alza Corp.(a)                                 5,000        146,250
------------------------------------------------------------------
Bard (C.R.), Inc.                            45,000      1,428,750
------------------------------------------------------------------
Biomet, Inc.                                 65,000        987,188
------------------------------------------------------------------
Cohr, Inc.(a)                                85,000      1,891,250
------------------------------------------------------------------
Dentsply International, Inc.                 35,000      1,732,500
------------------------------------------------------------------
Gulf South Medical Supply, Inc.(a)           11,000        156,750
------------------------------------------------------------------
Haemonetics Corp.(a)                         15,000        249,375
------------------------------------------------------------------
Heartstream, Inc.(a)                        110,000        921,250
------------------------------------------------------------------
Human Genome Sciences, Inc.(a)               15,000        470,625
------------------------------------------------------------------
Maxxim Medical, Inc.(a)                      15,000        195,000
------------------------------------------------------------------
Medical Manager Corp.(a)                    355,000      3,150,625
------------------------------------------------------------------
MiniMed, Inc.(a)                             45,000      1,113,750
------------------------------------------------------------------
Nitinol Medical Technologies, Inc.(a)        90,000        765,000
------------------------------------------------------------------
Owens & Minor, Inc. Holding Co.              30,000        390,000
------------------------------------------------------------------
SangStat Medical Corp.(a)                    15,000        256,875
------------------------------------------------------------------
Sofamor Danek Group, Inc.(a)                 40,000      1,560,000
------------------------------------------------------------------
Steris Corp.(a)                              70,000      2,292,500
------------------------------------------------------------------
Stryker Corp.(a)                             19,000        624,625
------------------------------------------------------------------
Suburban Ostomy Supply Co., Inc.(a)         125,000      1,125,000
------------------------------------------------------------------
Sullivan Dental Products, Inc.               10,000        147,500
------------------------------------------------------------------
Sybron International Corp.(a)                85,000      2,826,250
------------------------------------------------------------------
TECNOL Medical Products, Inc.(a)            115,000      2,026,875
------------------------------------------------------------------
Trex Medical Corp.(a)                        25,000        309,375
------------------------------------------------------------------
Ventana Medical Systems, Inc.(a)             70,000        691,250
------------------------------------------------------------------
                                                        25,458,563
------------------------------------------------------------------

METALS-0.57%

Potash Corp. of Saskatchewan Inc.
  (Canada)                                   24,928      1,916,340
------------------------------------------------------------------
Rental Service Corp.(a)                      24,200        447,700
------------------------------------------------------------------
                                                         2,364,040
------------------------------------------------------------------

NATURAL GAS PIPELINE-0.28%

NGC Corp.                                    65,000      1,145,625
------------------------------------------------------------------

OFFICE AUTOMATION-0.22%

Danka Business Systems PLC-ADR (United
  Kingdom)                                   30,000        916,875
------------------------------------------------------------------

OFFICE PRODUCTS-0.98%

Daisytek International Corp.(a)              87,000      2,370,750
------------------------------------------------------------------
Deluxe Corp.                                 40,000      1,225,000
------------------------------------------------------------------
OfficeMax, Inc.(a)                           40,000        495,000
------------------------------------------------------------------
                                                         4,090,750
------------------------------------------------------------------

OIL & GAS (DRILLING)-0.88%

Atwood Oceanics, Inc.(a)                     43,000      2,633,750
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
OIL & GAS (DRILLING)-(CONTINUED)

Precision Drilling Corp.(a) (Canada)         10,000   $    347,500
------------------------------------------------------------------
Reading & Bates Corp.(a)                     31,000        693,625
------------------------------------------------------------------
                                                         3,674,875
------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.79%

Anadarko Petroleum Corp.                      4,000        219,500
------------------------------------------------------------------
Apache Corp.                                  5,000        170,000
------------------------------------------------------------------
Burlington Resources, Inc.                   15,000        635,625
------------------------------------------------------------------
Cabot Oil and Gas Corp.-Class A              70,000      1,172,500
------------------------------------------------------------------
Cross Timbers Oil Co.                        12,000        186,000
------------------------------------------------------------------
Devon Energy Corp.                            8,000        264,000
------------------------------------------------------------------
Houston Exploration Co. (The)(a)             80,000      1,000,000
------------------------------------------------------------------
Newfield Exploration Co.(a)                   5,000         95,625
------------------------------------------------------------------
Noble Affiliates, Inc.                        4,000        143,000
------------------------------------------------------------------
Nuevo Energy Co.(a)                          16,000        550,000
------------------------------------------------------------------
Petsec Energy Ltd.-ADR(a) (Australia)        15,000        322,500
------------------------------------------------------------------
Pogo Producing Co.                           18,000        659,250
------------------------------------------------------------------
Rutherford-Moran Oil Corp.(a)                30,000        555,000
------------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)            8,400        118,650
------------------------------------------------------------------
Titan Exploration, Inc.(a)                   80,000        600,000
------------------------------------------------------------------
Transocean Offshore Inc.                     12,000        727,500
------------------------------------------------------------------
                                                         7,419,150
------------------------------------------------------------------

OIL & GAS (SERVICES)-1.53%

Camco International, Inc.                     8,000        355,000
------------------------------------------------------------------
Energy Ventures, Inc.(a)                     25,000      1,671,875
------------------------------------------------------------------
Enron Oil & Gas Co.                          20,000        372,500
------------------------------------------------------------------
Louisiana Land & Exploration Co.             10,000        500,000
------------------------------------------------------------------
Oceaneering International, Inc.(a)           20,000        290,000
------------------------------------------------------------------
Petroleum Geo-Services ASA-ADR(a)
  (Norway)                                   18,300        704,550
------------------------------------------------------------------
SEACOR Holdings Inc.(a)                      12,000        516,000
------------------------------------------------------------------
Stolt Comex Seaway, S.A.(a) (Norway)         86,000      1,580,250
------------------------------------------------------------------
Veritas DGC, Inc.(a)                         19,000        365,750
------------------------------------------------------------------
                                                         6,355,925
------------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-4.32%

Baker Hughes, Inc.                           16,500        569,250
------------------------------------------------------------------
BJ Services Co.(a)                           20,000        942,500
------------------------------------------------------------------
Cooper Cameron Corp.(a)                      10,500        748,125
------------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)           20,000      1,287,500
------------------------------------------------------------------
ENSCO International, Inc.(a)                 50,000      2,375,000
------------------------------------------------------------------
Falcon Drilling Company, Inc.(a)             28,000      1,071,000
------------------------------------------------------------------
GulfMark International, Inc.(a)              26,000      1,852,500
------------------------------------------------------------------
National-Oilwell, Inc.(a)                    43,000      1,671,625
------------------------------------------------------------------
Noble Drilling Corp.(a)                      95,000      1,650,625
------------------------------------------------------------------
Pride Petroleum Services, Inc.(a)            39,000        672,750
------------------------------------------------------------------
Rowan Companies, Inc.(a)                     10,000        180,000
------------------------------------------------------------------
Smith International, Inc.(a)                 20,000        947,500
------------------------------------------------------------------
Tidewater, Inc.                               6,000        240,750
------------------------------------------------------------------
Tuboscope Vetco International Corp.(a)      130,000      1,820,000
------------------------------------------------------------------
Weatherford Enterra, Inc.(a)                 60,000      1,905,000
------------------------------------------------------------------
                                                        17,934,125
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
PAPER & FOREST PRODUCTS-0.90%

American Pad & Paper Co.(a)                 215,000   $  3,198,125
------------------------------------------------------------------
Thermo Fibergen Inc.(a)                      45,000        393,750
------------------------------------------------------------------
Thermo Fibergen Inc. Rights                  45,000        151,875
------------------------------------------------------------------
                                                         3,743,750
------------------------------------------------------------------

POLLUTION CONTROL-0.38%

Philip Environmental, Inc.(a) (Canada)       45,000        708,750
------------------------------------------------------------------
Tetra Technologies, Inc.(a)                   2,400         55,800
------------------------------------------------------------------
USA Waste Services, Inc.(a)                  25,000        818,750
------------------------------------------------------------------
                                                         1,583,300
------------------------------------------------------------------

REAL ESTATE-0.33%

Insignia Financial Group, Inc.-Class
  A(a)                                       30,000        525,000
------------------------------------------------------------------
Kilroy Realty Corp.(a)                       35,800        841,300
------------------------------------------------------------------
                                                         1,366,300
------------------------------------------------------------------

RESTAURANTS-1.82%

Apple South, Inc.                            30,000        390,000
------------------------------------------------------------------
Boston Chicken, Inc.(a)                      18,000        429,750
------------------------------------------------------------------
Brinker International, Inc.(a)               50,000        581,250
------------------------------------------------------------------
Chart House Enterprises Inc.(a)              25,000        137,500
------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.        8,000        214,000
------------------------------------------------------------------
IHOP Corp.(a)                                 5,000        131,250
------------------------------------------------------------------
Landry's Seafood Restaurants, Inc.(a)        20,000        280,937
------------------------------------------------------------------
Logan's Roadhouse, Inc.(a)                   25,000        400,000
------------------------------------------------------------------
Lone Star Steakhouse & Saloon, Inc.(a)       15,000        296,250
------------------------------------------------------------------
New York Bagel Enterprises(a)                80,000        330,000
------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                  10,000        196,250
------------------------------------------------------------------
Rare Hospitality International Inc.(a)       10,000        116,250
------------------------------------------------------------------
Ryan's Family Steak Houses, Inc.(a)          65,000        576,875
------------------------------------------------------------------
Shoney's, Inc.(a)                           100,000        462,500
------------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)                  45,000        866,250
------------------------------------------------------------------
Starbucks Corp.(a)                           30,000        896,250
------------------------------------------------------------------
Wendy's International, Inc.                  60,000      1,237,500
------------------------------------------------------------------
                                                         7,542,812
------------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.12%

Casey's General Stores, Inc.                 50,000        943,750
------------------------------------------------------------------
Dominick's Supermarkets, Inc.()(a)           45,000        922,500
------------------------------------------------------------------
Einstein/Noah Bagel Corp.(a)                 20,100        370,594
------------------------------------------------------------------
Revco D.S., Inc.(a)                          25,000      1,087,500
------------------------------------------------------------------
Rite Aid Corp.                               20,000        920,000
------------------------------------------------------------------
Twinlab Corp.(a)                            140,000      1,855,000
------------------------------------------------------------------
Wild Oats Markets Inc.(a)                   170,000      2,720,000
------------------------------------------------------------------
                                                         8,819,344
------------------------------------------------------------------

RETAIL (STORES)-9.68%

Abercrombie & Fitch Co.-Class A(a)           95,000      1,389,375
------------------------------------------------------------------
American Eagle Outfitters, Inc.(a)           20,000        237,500
------------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)                   13,000        355,875
------------------------------------------------------------------
Blyth Industries, Inc.(a)                    10,000        395,000
------------------------------------------------------------------
Boise Cascade Office Products Corp.(a)       20,000        352,500
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
RETAIL (STORES)-(CONTINUED)

Borders Group, Inc.(a)                        2,400   $     51,000
------------------------------------------------------------------
Brookstone, Inc.(a)                          35,000        280,000
------------------------------------------------------------------
Circuit City Stores, Inc. -- CarMax
  Group(a)                                   21,100        316,500
------------------------------------------------------------------
Coldwater Creek Inc.(a)                      40,000        560,000
------------------------------------------------------------------
CompUSA, Inc.(a)                             33,000        635,250
------------------------------------------------------------------
Consolidated Stores Corp.(a)                  1,125         45,000
------------------------------------------------------------------
Corporate Express, Inc.(a)                   75,000        750,000
------------------------------------------------------------------
Costco Companies, Inc.(a)                    10,000        288,750
------------------------------------------------------------------
CVS Corp.                                    20,000        992,500
------------------------------------------------------------------
Damark International, Inc.-Class A(a)        50,000        462,500
------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                  13,000        513,500
------------------------------------------------------------------
Duty Free International, Inc.                 8,900        125,713
------------------------------------------------------------------
Eagle Hardware & Garden, Inc.(a)             20,000        375,000
------------------------------------------------------------------
Family Dollar Stores, Inc.                  115,000      3,004,375
------------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)           79,000        814,688
------------------------------------------------------------------
Friedman's, Inc.-Class A(a)                  25,000        421,875
------------------------------------------------------------------
Gadzooks, Inc.(a)                            24,000        669,000
------------------------------------------------------------------
Gargoyles, Inc.(a)                           50,000        375,000
------------------------------------------------------------------
Guitar Center Inc.(a)                        39,000        550,875
------------------------------------------------------------------
Gymboree Corp.(a)                            20,000        553,750
------------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)              35,000        560,000
------------------------------------------------------------------
Hot Topic, Inc.(a)                           65,000      1,673,750
------------------------------------------------------------------
Just for Feet, Inc.(a)                       32,500        515,937
------------------------------------------------------------------
Kohl's Corp.(a)                               3,000        146,625
------------------------------------------------------------------
Linens 'N Things, Inc.(a)                   145,000      3,081,250
------------------------------------------------------------------
Little Switzerland, Inc.(a)                  70,000        345,625
------------------------------------------------------------------
Mac Frugals Bargains Close-Outs,
  Inc.(a)                                    60,000      1,755,000
------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)               55,000      1,368,125
------------------------------------------------------------------
Neiman Marcus Group, Inc. (The)(a)           34,000        892,500
------------------------------------------------------------------
Nordstrom, Inc.                               8,000        314,000
------------------------------------------------------------------
Oakley, Inc.(a)                              75,000        768,750
------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                    1,200         39,150
------------------------------------------------------------------
Petco Animal Supplies, Inc.(a)               22,000        470,250
------------------------------------------------------------------
Pier 1 Imports, Inc.                         75,000      1,481,250
------------------------------------------------------------------
Proffitt's, Inc.(a)                           4,200        156,975
------------------------------------------------------------------
RDO Equipment Co.-Class A(a)                 37,500        618,750
------------------------------------------------------------------
Sports Authority, Inc. (The)(a)              75,000      1,331,250
------------------------------------------------------------------
Stage Stores, Inc.(a)                       134,700      2,795,025
------------------------------------------------------------------
Staples, Inc.(a)                             10,000        180,000
------------------------------------------------------------------
Sunglass Hut International, Inc.(a)         125,000        906,250
------------------------------------------------------------------
Talbots, Inc.                                13,700        369,900
------------------------------------------------------------------
Tech Data Corp.(a)                           10,000        245,000
------------------------------------------------------------------
Tiffany & Co.                                35,000      1,386,875
------------------------------------------------------------------
U.S. Office Products Co.(a)                  70,000      1,785,000
------------------------------------------------------------------
Viking Office Products, Inc.(a)              35,000        476,875
------------------------------------------------------------------
Whole Foods Market, Inc.(a)                  60,000      1,380,000
------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                      5,000        155,000
------------------------------------------------------------------
Zale Corp.(a)                                25,000        462,500
------------------------------------------------------------------
                                                        40,177,138
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
SCHOOLS-0.07%

Children's Comprehensive Services,
  Inc.(a)                                    20,000   $    235,000
------------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)              1,800         54,225
------------------------------------------------------------------
                                                           289,225
------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.75%

Dynatech Corp.(a)                            45,000      1,563,750
------------------------------------------------------------------
Fisher Scientific International              30,000      1,271,250
------------------------------------------------------------------
Input/Output, Inc.(a)                        20,000        280,000
------------------------------------------------------------------
                                                         3,115,000
------------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.72%

O'Gara Co. (The)(a)                          25,000        267,188
------------------------------------------------------------------
Pittston Brink's Group                        9,000        285,750
------------------------------------------------------------------
Protection One, Inc.(a)                     170,000      1,721,250
------------------------------------------------------------------
Safety 1st, Inc.(a)                          35,000        236,250
------------------------------------------------------------------
Vivid Technologies, Inc.(a)                  36,500        492,750
------------------------------------------------------------------
                                                         3,003,188
------------------------------------------------------------------

SEMICONDUCTORS-0.62%

Analog Devices, Inc.(a)                       9,067        242,533
------------------------------------------------------------------
DuPont Photomasks, Inc.(a)                   10,000        478,750
------------------------------------------------------------------
ESS Technology, Inc.(a)                      35,000        481,250
------------------------------------------------------------------
Fusion Systems Corp.(a)                      10,000        263,750
------------------------------------------------------------------
Integrated Process Equipment Corp.(a)        54,000        735,750
------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)            2,400        126,900
------------------------------------------------------------------
SDL, Inc.(a)                                 20,000        260,000
------------------------------------------------------------------
                                                         2,588,933
------------------------------------------------------------------

SHOES & RELATED APPAREL-0.07%

Genesco Inc.(a)                              20,000        232,500
------------------------------------------------------------------
Kenneth Cole Productions, Inc.(a)             4,500         74,813
------------------------------------------------------------------
                                                           307,313
------------------------------------------------------------------

TELECOMMUNICATIONS-3.57%

ADC Telecommunications, Inc.(a)               5,000        130,625
------------------------------------------------------------------
Advanced Fibre Communications, Inc.(a)       25,000        996,875
------------------------------------------------------------------
Aerial Communications Inc.(a)                60,000        292,500
------------------------------------------------------------------
Andrew Corp.(a)                                 700         17,325
------------------------------------------------------------------
Billing Information Concepts(a)              15,000        358,125
------------------------------------------------------------------
Brooks Fiber Properties, Inc.(a)             60,000      1,305,000
------------------------------------------------------------------
DSC Communications Corp.(a)                  75,000      1,528,125
------------------------------------------------------------------
General Instrument Corp.(a)                  33,000        771,375
------------------------------------------------------------------
GeoTel Communications Corp.(a)               14,700        154,350
------------------------------------------------------------------
LCC International, Inc. Class A(a)          160,000      1,640,000
------------------------------------------------------------------
McLeod, Inc. Class A(a)                       6,500        119,438
------------------------------------------------------------------
NACT Telecommunications, Inc.(a)             50,000        343,750
------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
TELECOMMUNICATIONS-(CONTINUED)

Octel Communications Corp.(a)                30,000   $    487,500
------------------------------------------------------------------
Omnipoint Corp.(a)                            5,000         38,750
------------------------------------------------------------------
P-COM, Inc.(a)                               43,000      1,230,875
------------------------------------------------------------------
PairGain Technologies, Inc.(a)                5,000        130,000
------------------------------------------------------------------
Premiere Technologies, Inc.(a)               12,500        298,438
------------------------------------------------------------------
Scientific-Atlanta, Inc.                     40,000        640,000
------------------------------------------------------------------
SmarTalk Teleservices Inc.(a)                25,000        268,750
------------------------------------------------------------------
Tekelec(a)                                   10,000        230,000
------------------------------------------------------------------
Tellabs, Inc.(a)                             26,000      1,036,750
------------------------------------------------------------------
Teltrend, Inc.(a)                            20,000        370,000
------------------------------------------------------------------
360 Communications Co.(a)                     3,000         52,125
------------------------------------------------------------------
Tollgrade Communications, Inc.(a)            50,000        987,500
------------------------------------------------------------------
Transaction Network Services, Inc.(a)        30,000        337,500
------------------------------------------------------------------
TTI Team Telecom International Ltd.(a)
  (Israel)                                   49,900        246,381
------------------------------------------------------------------
U.S. Long Distance Corp.(a)                  15,000        181,875
------------------------------------------------------------------
West TeleServices Corp.(a)                   40,500        531,562
------------------------------------------------------------------
Yurie Systems, Inc.(a)                       10,450        100,581
------------------------------------------------------------------
                                                        14,826,075
------------------------------------------------------------------

TEXTILES-0.36%

Ashworth, Inc.(a)                            35,000        264,688
------------------------------------------------------------------
G & K Services, Inc.-Class A                 28,500        826,500
------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                      10,000        397,500
------------------------------------------------------------------
                                                         1,488,688
------------------------------------------------------------------

TOBACCO-0.43%

Consolidated Cigar Holdings, Inc.(a)         27,000        621,000
------------------------------------------------------------------
General Cigar Holdings, Inc.(a)              50,000      1,181,250
------------------------------------------------------------------
                                                         1,802,250
------------------------------------------------------------------

TRANSPORTATION-1.52%

AirNet Systems, Inc.(a)                      50,000        775,000
------------------------------------------------------------------
Hvide Marine, Inc.-Class A(a)               170,000      2,932,500
------------------------------------------------------------------
Kitty Hawk, Inc.(a)                          55,000        756,250
------------------------------------------------------------------
Trico Marine Services, Inc.(a)               52,000      1,846,000
------------------------------------------------------------------
                                                         6,309,750
------------------------------------------------------------------
  Total Common Stocks                                  402,768,625
------------------------------------------------------------------

                                         PRINCIPAL       MARKET
                                          AMOUNT         VALUE
REPURCHASE AGREEMENT-3.03%(b)

HSBC Securities, Inc., 5.49%,
  05/01/97(c)                           $12,573,588   $ 12,573,588
------------------------------------------------------------------
TOTAL INVESTMENTS-99.99%                               415,342,213
------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.01%                         52,477
------------------------------------------------------------------
NET ASSETS-100.00%                                    $415,394,690
------------------------------------------------------------------

Notes to Schedule of Investments:

(a)  Non-income producing security

(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(c) Joint repurchase agreement entered into 04/30/97 with a maturing value of $200,030,500. Collateralized by U.S. Government obligations, 0% to 7.875% due 07/18/97 to 02/14/06 with aggregate market value at 04/30/97 of $204,003,650.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $409,037,704)                                  $415,342,213
-------------------------------------------------------------
Receivables for:
  Investments sold                                     80,335
-------------------------------------------------------------
  Capital stock sold                                2,700,615
-------------------------------------------------------------
  Dividends and interest                               47,130
-------------------------------------------------------------
Investment for deferred compensation plan               2,415
-------------------------------------------------------------
Other assets                                          112,021
-------------------------------------------------------------
      Total assets                                418,284,729
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             1,195,575
-------------------------------------------------------------
  Capital stock reacquired                          1,134,364
-------------------------------------------------------------
Deferred compensation                                   2,415
-------------------------------------------------------------
Accrued advisory fees                                 238,847
-------------------------------------------------------------
Accrued administrative service fees                     6,215
-------------------------------------------------------------
Accrued directors' fees                                 2,297
-------------------------------------------------------------
Accrued distribution fees                             217,656
-------------------------------------------------------------
Accrued transfer agent fees                            60,658
-------------------------------------------------------------
Accrued operating expenses                             32,012
-------------------------------------------------------------
      Total liabilities                             2,890,039
-------------------------------------------------------------
Net assets applicable to shares outstanding      $415,394,690
-------------------------------------------------------------

NET ASSETS:

Class A                                          $310,035,927
-------------------------------------------------------------
Class B                                          $105,358,764
-------------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      30,372,240
-------------------------------------------------------------

Class B:

  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      10,360,230
-------------------------------------------------------------

CLASS A:

  Net asset value and redemption price per
    share                                        $      10.21
-------------------------------------------------------------
  Offering price per share:
    (Net assets value of $10.21
       divided by  94.50%)                       $      10.80
-------------------------------------------------------------

CLASS B:

  Net asset value and offering price per share   $      10.17
-------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $2,499 foreign withholding
  tax)                                           $    393,163
-------------------------------------------------------------
Interest                                              679,054
-------------------------------------------------------------
    Total investment income                         1,072,217
-------------------------------------------------------------

EXPENSES:

Advisory fees                                       1,538,850
-------------------------------------------------------------
Administrative service fees                            37,898
-------------------------------------------------------------
Custodian fees                                         23,287
-------------------------------------------------------------
Directors' fees                                         3,645
-------------------------------------------------------------
Distribution fees-Class A                             536,414
-------------------------------------------------------------
Distribution fees-Class B                             375,468
-------------------------------------------------------------
Transfer agent fees-Class A                           334,356
-------------------------------------------------------------
Transfer agent fees-Class B                           118,321
-------------------------------------------------------------
Other                                                  76,153
-------------------------------------------------------------
      Total expenses                                3,044,392
-------------------------------------------------------------
Less: Fees waived by advisor                         (224,977)
-------------------------------------------------------------
    Expenses paid indirectly                           (2,995)
-------------------------------------------------------------
      Net expenses                                  2,816,420
-------------------------------------------------------------
Net investment income (loss)                       (1,744,203)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of investment
  securities                                      (10,251,214)
-------------------------------------------------------------
Net gain (loss) on securities sold short               (3,783)
-------------------------------------------------------------
Net realized gain (loss) on investment
  securities                                      (10,254,997)
-------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                           (27,115,796)
-------------------------------------------------------------
  Net gain on investment securities               (37,370,793)
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $(39,114,996)
-------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 AND THE PERIOD JUNE 17, 1996 (DATE OPERATIONS COMMENCED) THROUGH OCTOBER 31, 1996
(UNAUDITED)

                                                               APRIL 30,      OCTOBER 31,
                                                                  1997            1996
                                                              ------------    ------------

OPERATIONS:
  Net investment income (loss)                                $ (1,744,203)   $   (167,630)
------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities   (10,254,997)     (5,381,138)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (27,115,796)     33,420,305
------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                              (39,114,996)     27,871,537
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       87,083,460     222,946,738
------------------------------------------------------------------------------------------
  Class B                                                       93,738,617      22,869,334
------------------------------------------------------------------------------------------
       Net increase in net assets                              141,707,081     273,687,609
------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                          273,687,609              --
------------------------------------------------------------------------------------------
  End of period                                                415,394,690    $273,687,609
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                   426,472,043    $245,649,966
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,745,727)         (1,524)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                      (15,636,135)     (5,381,138)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               6,304,509      33,420,305
------------------------------------------------------------------------------------------
                                                              $415,394,690    $273,687,609
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Capital Development Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares commenced operations on June 17, 1996 and Class B shares commenced sales on October 1, 1996. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date.
C. Accounting for Securities Sold Short--When the Fund sells common stock short, an amount equal to the proceeds of the sales is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund will attempt to hedge against market risk by entering into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns. Such short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities may be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio may be wholly or partially offset by a corresponding loss in the short position.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $4,645,136 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2004.
E. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees on the Fund to the extent necessary to keep the annual expense ratio for Class A shares at 1.34% for two years commencing August 12, 1996. During the six months ended April 30, 1997, 1996, AIM waived fees of $224,977.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $37,898 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended April 30, 1997, AFS was paid $260,707 for such services.
  The Fund received reductions in transfer agency fees of $0 from dividends received on balances in cash management accounts. In addition, the Fund incurred expenses of $2,995 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,995 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $536,414 and $375,468, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $604,215 from Class A capital stock transactions during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A capital stock. During the six months ended April 30, 1997, AIM Distributors received $5,583 in contingent deferred sales charges imposed on redemptions of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Distributors and AFS.

  During the six months ended April 30, 1997 the Fund paid legal fees of $2,780 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $275,496,648 and $74,919,850, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                   $   49,302,694
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (43,288,268)
--------------------------------------------------------
Net unrealized appreciation of
  investment securities                   $    6,014,426
========================================================

Cost of investments for tax purposes is $409,327,787.

NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996 were as follows:

                             APRIL 30, 1997                 OCTOBER 31, 1996
                       ---------------------------   ------------------------------
                         SHARES         AMOUNT          SHARES          AMOUNT
                       -----------   -------------   ------------   ---------------
Sold:
  Class A               14,534,714   $ 163,157,737     24,923,432   $   246,810,746
-----------------------------------------------------------------------------------
  Class B*               9,175,182     102,943,426      2,026,599        22,898,153
-----------------------------------------------------------------------------------
Reacquired:
  Class A               (6,882,253)    (76,074,277)    (2,263,653)      (23,864,008)
-----------------------------------------------------------------------------------
  Class B*                (838,975)     (9,204,869)        (2,576)          (28,819)
-----------------------------------------------------------------------------------
                        16,048,668   $ 180,822,071     24,683,802   $   245,816,072
===================================================================================
* Class B shares commenced sales on October 1, 1996.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996 and for a share of Class B capital stock outstanding the six months ended April 30, 1997 and the period October 1, 1996 (date sales commenced) through October 31, 1996.

                                    CLASS A        CLASS B         CLASS A        CLASS B
                                   APRIL 30,      APRIL 30,      OCTOBER 31,    OCTOBER 31,
                                     1997           1997            1996           1996
                                   ---------      ---------      -----------    -----------
Net asset value, beginning of
 period                             $  11.09       $  11.08         $  10.00       $  11.26
---------------------------------   --------       --------         --------       --------
Income from investment
 operations:
   Net investment income (loss)        (0.04)         (0.05)           (0.01)(a)       (0.01)(a)
---------------------------------   --------       --------         --------       --------
   Net gains (losses) on
     securities (both realized
     and unrealized)                   (0.84)         (0.86)            1.10          (0.17)
---------------------------------   --------       --------         --------       --------
       Total from investment
        operations                     (0.88)         (0.91)            1.09          (0.18)
---------------------------------   --------       --------         --------       --------
Net asset value, end of period      $  10.21       $  10.17         $  11.09       $  11.08
=================================   ========       ========         ========       ========
Total return(b)                        (7.94)         (8.21)%          10.90%         (1.60)%
=================================   ========       ========         ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s
 omitted)                           $310,036       $105,359         $251,253       $ 22,435
=================================   ========       ========         ========       ========
Ratio of expenses to average net
 assets(d)                              1.34%(c)(e)    2.04%(c)(f)       1.35%(g)       1.89%(h)
=================================   ========       ========         ========       ========
Ratio of net investment income
 (loss) to average net assets          (0.78)%(c)(e)  (1.47)%(c)(f)     (0.29)%(g)     (0.83)%(h)
=================================   ========       ========         ========       ========
Portfolio turnover rate                   21%            21%              13%            13%
=================================   ========       ========         ========       ========
Average broker commission rate      $ 0.0533       $ 0.0533         $ 0.0550       $ 0.0550
=================================   ========       ========         ========       ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers. Ratios are annualized and based on average net assets of $309,062,782 for the Class A shares and $75,715,935 for the Class B shares.
(d) Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been the same for the Class A and B shares.
(e) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 1.46% and (0.89)%, respectively, for Class A shares.
(f) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 2.15% and (1.59)%, respectively, for Class B shares.
(g) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 1.60% and (0.54)%, respectively, for Class A shares.
(h) Annualized ratios of expenses and net investment income (loss) to average net assets prior to fee waivers is 2.28% and (1.22)%, respectively, for Class B shares.

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Capital Development Fund (the "Fund") and A I M Advisors, Inc. ("AIM Advisors").

(3) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(4) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

  The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............   15,997,633            226,397             615,219
(3)  Elimination of Policy concerning Other Investment
     Companies...................................................   12,434,128            708,699             648,163
(4)  KPMG Peat Marwick LLP.......................................   16,108,320            132,961             597,968

                                     PART C

                               OTHER INFORMATION


Item 24(a) Financial Statements:

      1.  AIM Aggressive Growth Fund - Retail Class (Class A)

          In Part A:
               Financial Highlights

          In Part B:
               (1) Independent Auditors' Report
               (2) Financial Statements as of October 31, 1996 (audited), and
                   April 30, 1997 (unaudited)

          In Part C:
               None

      2.  AIM Blue Chip Fund - Retail Classes (Class A and Class B)

          In Part A:
               Financial Highlights

          In Part B:
               (1) Independent Auditors' Report
               (2) Financial Statements as of October 31, 1996 (audited),
                   September 30, 1996 (audited), and April 30, 1997 (unaudited)

          In Part C:
               None

      3. AIM Capital Development Fund - Retail Classes (Class A and Class B)

          In Part A:
               Financial Highlights

          In Part B:
               (1) Independent Auditors' Report
               (2) Financial Statements as of October 31, 1996 (audited), and
                   April 30, 1997 (unaudited)

          In Part C:
               None

      4.  AIM Charter Fund - Retail Classes (Class A and Class B)

          In Part A:
               Financial Highlights

          In Part B:
               (1) Independent Auditors' Report
               (2) Financial Statements as of October 31, 1996 (audited), and
                   April 30, 1997 (unaudited)

          In Part C:
               None

      5.  AIM Charter Fund - Institutional Class

          In Part A:
               Financial Highlights

          In Part B:
               (1) Independent Auditors' Report
               (2) Financial Statements as of October 31, 1996 (audited), and
                   April 30, 1997 (unaudited)

          In Part C:
               None

      6.  AIM Weingarten Fund - Retail Classes (Class A and Class B)

          In Part A:
               Financial Highlights

          In Part B:
               (1) Independent Auditors' Report
               (2) Financial Statements as of October 31, 1996 (audited), and
                   April 30, 1997 (unaudited)

          In Part C:
               None

      7.  AIM Weingarten Fund - Institutional Class

          In Part A:
               Financial Highlights

          In Part B:
               (1) Independent Auditors' Report
               (2) Financial Statements as of October 31, 1996 (audited), and
                   April 30, 1997 (unaudited)

          In Part C:
               None

      8.  AIM Constellation Fund - Retail Class (Class A)

          In Part A:
               Financial Highlights

          In Part B:
               (1) Independent Auditors' Report
               (2) Financial Statements as of October 31, 1996 (audited), and
                   April 30, 1997 (unaudited)

          In Part C:
               None

      9.  AIM Constellation Fund - Institutional Class

          In Part A:
               Financial Highlights

                     In Part B:
                          (1) Independent Auditors' Report
                          (2) Financial Statements as of October 31, 1996
                              (audited), and April 30, 1997 (unaudited)


                     In Part C:
                          None

(b)               Exhibits


Exhibit
Number            Description
-------           -----------
(1)      (a)  -   Form of Articles Supplementary are filed herewith
                  electronically.

         (b)  -   Articles Supplementary, as filed with the State of Maryland on June 26, 1996, were filed electronically as an Exhibit to
                  Post-Effective Amendment No. 50 on July 24, 1996, and are
                  hereby incorporated by reference.

         (c)  -   Articles Supplementary, as filed with the State of Maryland on December 19, 1995, were filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and
                  are hereby incorporated by reference.

         (d)  -   Articles Supplementary, as filed with the State of Maryland on June 5, 1995, were filed electronically as an Exhibit to
                  Post-Effective Amendment No. 47 on December 29, 1995, and are
                  hereby incorporated by reference.

         (e)  -   Articles of Amendment, as filed with the State of Maryland on June 5, 1995, were filed electronically as an Exhibit to
                  Post-Effective Amendment No. 47 on December 29, 1995, and are
                  hereby incorporated by reference.

         (f)  -   Articles Supplementary, as filed with the State of Maryland on October 8, 1993, were filed as an Exhibit to
                  Post-Effective Amendment No. 43 on February 28, 1994, and
                  were filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995, and are hereby
                  incorporated by reference.

         (g)  -   Articles Supplementary, as filed with the State of Maryland on December 23, 1991, were filed as an Exhibit to
                  Post-Effective Amendment No. 40 on February 26, 1992, and
                  were filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995, and are hereby
                  incorporated by reference.

         (h)  -   Articles Supplementary, as filed with the State of Maryland on March 27, 1991, were filed as an Exhibit to Post-Effective
                  Amendment No. 40 on February 26, 1992, and were filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  47 on December 29, 1995, and are hereby incorporated by
                  reference.

         (i)  -   Articles of Incorporation of Registrant, as filed with the
                  State of Maryland on May 20, 1988, were filed as an Exhibit to Post-Effective Amendment No. 34 on June 13, 1988, and were filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995, and are hereby
                  incorporated by reference.

(2)      (a)  -   Amended and Restated Bylaws, dated effective December 11,
                  1996, were filed electronically as an Exhibit to
                  Post-Effective Amendment No. 51 on January 15, 1997, and are
                  hereby incorporated by reference.

Exhibit
Number            Description
-------           -----------
         (b)  -   Second Amendment, dated September 28, 1994, to Amended and
                  Restated By-Laws was filed as an Exhibit to Post-Effective
                  Amendment No. 44 on February 24, 1995.

         (c)  -   First Amendment, dated April 22, 1991, to Amended and Restated
                  By-Laws was filed as an Exhibit to Post-Effective Amendment
                  No. 40 on February 26, 1992.

         (d) Amended and Restated By-Laws of Registrant were filed as an Exhibit to Post-Effective Amendment No. 37 on February 28,
                  1990.

         (e)  -   By-Laws of Registrant were filed as an Exhibit to
                  Post-Effective Amendment No. 34 on June 13, 1988.

(3)           -   None.

(4)      (a)  -   Form of specimen certificate of shares of Registrant's AIM
                  Blue Chip Fund was filed electronically as an Exhibit to
                  Registrant's AIM Blue Chip Fund registration statement on
                  Form N-14 on December 29, 1995, and is hereby incorporated by reference.

         (b)  -   Form of specimen certificate of shares of Registrant's AIM
                  Capital Development Fund was filed electronically as an
                  Exhibit to Registrant's AIM Capital Development Fund
                  registration statement on Form N-14 on December 29, 1995, and is hereby incorporated by reference.

         (c)  -   Forms of specimen certificates for shares of common stock
                  of Registrant's AIM Aggressive Growth Fund and the Retail
                  Classes were filed as an Exhibit to Post-Effective Amendment
                  No. 44 on February 24, 1995, and are hereby incorporated by reference.

         (d)  -   Form of specimen certificate for shares of common stock of
                  Registrant's AIM Aggressive Growth Fund was filed as an
                  Exhibit to Post-Effective Amendment No. 42 on August 16,
                  1993.

         (e)  -   Forms of specimen certificates for shares of common stock
                  of Registrant's Institutional Classes were filed as an
                  Exhibit to Post-Effective Amendment No. 39 on March 1, 1991,
                  and are hereby incorporated by reference.

         (f)  -   Forms of specimen certificates for shares of common stock of
                  Registrant's Retail Classes were filed as an Exhibit to
                  Post-Effective Amendment No. 34 on June 13, 1988.

(5)      (a)  -   (1) Copy of Amendment No. 2, dated March 12, 1996, to the
                  Master Investment Advisory Agreement, dated October 18,
                  1993, between Registrant and A I M Advisors, Inc., was
                  filed electronically as an Exhibit to Post-Effective
                  Amendment No. 49 on May 31, 1996, and is hereby
                  incorporated by reference.

              -   (2) Amendment No. 1, dated November 14, 1994, to the Master
                  Investment Advisory Agreement, dated October 18, 1993, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Post-Effective Amendment No. 44 on February 24,
                  1995, and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

              -   (3) Master Investment Advisory Agreement, dated October 18,
                  1993, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Post-Effective Amendment No. 43 on February
                  28, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

Exhibit
Number            Description
-------           -----------
              -   (4) Investment Advisory Agreement, dated August 6, 1993,
                  between Registrant's AIM Aggressive Growth Fund and A I M
                  Advisors, Inc., was filed as an Exhibit to Post-Effective
                  Amendment No. 43 on February 28, 1994.

              - (5) Investment Advisory Agreement, dated September 30, 1988, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Post-Effective Amendment No. 38 on February 28,
                  1991.

         (b)  -   (1) Master Sub-Advisory Agreement, dated October 18, 1993, between Registrant, A I M Advisors, Inc. and A I M Capital
                  Management, Inc., was filed as an Exhibit to Post-Effective
                  Amendment No. 43 on February 28, 1994, and was filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  51 on January 15, 1997 and is hereby incorporated by
                  reference.

              -   (2)  Sub-Advisory Agreement, dated September 30, 1988, between
                  Registrant, A I M Advisors, Inc. and A I M Capital
                  Management, Inc., was filed as an Exhibit to Post-Effective
                  Amendment No. 38 on February 28, 1991.

(6)      (a)  -   (1) Form of Amended and Restated Master Distribution Agreement
                  between Registrant (on behalf of the portfolio's Class A
                  and Class C shares) and A I M Distributors, Inc. is filed
                  herewith electronically.

              -   (2) Copy of Amendment No. 1, dated June 11, 1996, to Master
                  Distribution Agreement, dated June 14, 1995, between
                  Registrant (on behalf of the portfolio's Class B shares) and A I M Distributors, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 50 on July 24, 1996, and is hereby incorporated by reference.

              - (3) Master Distribution Agreement, dated June 14, 1995, between Registrant (on behalf of the portfolio's Class B shares) and A I M Distributors, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No.
                  47 on December 29, 1995, and is hereby incorporated by reference.

              -   (4) Copy of Amendment No. 1, dated December 4, 1995, to
                  Master Distribution Agreement, dated October 18, 1993, between Registrant (on behalf of the portfolio's Class A shares) and A I M Distributors, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No.
                  49 on May 31, 1996.

              - (5) Master Distribution Agreement, dated October 18, 1993, between Registrant (on behalf of the portfolio's Class A shares) and A I M Distributors, Inc., was filed as an Exhibit to Post-Effective Amendment No. 43 on February 28, 1994, and was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995.

              - (6) Master Distribution Agreement, dated October 18, 1993, between Registrant and Fund Management Company, was filed as an Exhibit to Post-Effective Amendment No. 43 on February 28,
                  1994.

               -  (7) Distribution Agreement, dated August 6, 1993, between
                  Registrant's AIM Aggressive Growth Fund and A I M
                  Distributors, Inc., was filed as an Exhibit to Post-Effective
                  Amendment No. 43 on February 28, 1994.

              -   (8) Distribution Agreement, dated March 15, 1991, between
                  Registrant and Fund Management Company, was filed as an Exhibit to Post-Effective Amendment No. 39 on March 1, 1991.

Exhibit
Number            Description
-------           -----------
              -   (9) Distribution Agreement, dated May 24, 1988, between
                  Registrant and A I M Distributors, Inc., was filed as an
                  Exhibit to Post-Effective Amendment No. 38 on February 28,
                  1991.

         (b)  -   Form of Selected Dealer Agreement between A I M Distributors,
                  Inc. and selected dealers is filed herewith electronically.

         (c)  -   Form of Bank Selling Group Agreement between A I M
                  Distributors, Inc. and banks is filed herewith
                  electronically.

(7)      (a)   -  Retirement Plan for Registrant's Non-Affiliated Directors,
                  effective as of March 8, 1994, as restated September 18,
                  1995, was filed electronically as an Exhibit to
                  Post-Effective Amendment No. 47 on December 29, 1995, and
                  is hereby incorporated by reference.

         (b)  -   Retirement Plan for Registrant's Non-Affiliated Directors was
                  filed as an Exhibit to Post-Effective Amendment No. 44 on
                  February 24, 1995.

         (c)  -   Form of Deferred Compensation Agreement for Registrant's
                  Non-Affiliated Directors, as approved December 5, 1995, was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995, and is hereby
                  incorporated by reference.

         (d)  -   Form of Deferred Compensation Agreement for Registrant's
                  Non-Affiliated Directors was filed as an Exhibit to
                  Post-Effective Amendment No. 44 on February 24, 1995.

(8)      (a)  -   (1) Amendment No. 3, dated December 4, 1995, to the Custodian
                  Contract, dated October 1, 1992, between Registrant and
                  State Street Bank and Trust Company, was filed
                  electronically as an Exhibit to Post-Effective Amendment
                  No. 49 on May 31, 1996, and is hereby incorporated by
                  reference.

              -   (2) Amendment No. 2, dated September 19, 1995, to the
                  Custodian Contract, dated October 1, 1992, between Registrant and State Street Bank and Trust Company, was filed electronically as an Exhibit to Post-Effective Amendment No.
                  47 on December 29, 1995, and is hereby incorporated by reference.

              -   (3) Amendment No. 1, dated October 15, 1993, to the Custodian
                  Contract, dated October 1, 1992, between Registrant and State
                  Street Bank and Trust Company, was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29,
                  1995, and is hereby incorporated by reference.

              -   (4) Custodian Contract, dated October 1, 1992, between
                  Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-Effective Amendment No. 41 on February
                  26, 1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

         (b)  -   Subcustodian Agreement, dated September 9, 1994, between
                  Registrant, Texas Commerce Bank National Association, State
                  Street Bank and Trust Company and A I M Fund Services, Inc.,
                  was filed as an Exhibit to Post-Effective Amendment No. 44 on
                  February 24, 1995, and is hereby incorporated by reference.

(9)      (a)  -   (1) Transfer Agency and Service Agreement, dated July 1, 1995, between Registrant and A I M Institutional Fund Services,
                  Inc., was filed electronically as an Exhibit to
                  Post-Effective Amendment No. 47 on December 29, 1995, and
                  is hereby incorporated by reference.

Exhibit
Number            Description
-------           -----------
              -   (2) Transfer Agency and Service Agreement, dated November 1,
                  1994, between Registrant and A I M Fund Services, Inc., was filed as an Exhibit to Post-Effective Amendment No. 44 on
                  February 24, 1995, and is hereby incorporated by reference.

              -   (3) Amendment No. 3, dated April 1, 1994, to the Transfer
                  Agency and Registrar Agreement, dated May 15, 1992, as amended, between Registrant and The Shareholder Services
                  Group, Inc., was filed as an Exhibit to Post-Effective
                  Amendment No. 44 on February 24, 1995.

              -   (4) Amendment No. 2, dated October 15, 1993, to the Transfer
                  Agency and Registrar Agreement, dated May 15, 1992, as amended, between Registrant and The Shareholder Services
                  Group, Inc., was filed as an Exhibit to Post-Effective
                  Amendment No. 44 on February 24, 1995.

              -   (5) Transfer Agency and Service Agreement, dated July 6,
                  1992, between State Street Bank and Trust Company and
                  Registrant, with respect to the Institutional Classes, was filed as an Exhibit to Post-Effective Amendment No. 41 on February 26, 1993.

              -   (6) Transfer Agency and Registrar Agreement, dated May 15,
                  1992, as amended May 15, 1992, between The Shareholder
                  Services Group, Inc. and Registrant, with respect to the Retail Classes, was filed as an Exhibit to Post-Effective
                  Amendment No. 41 on February 26, 1993.

              -   (7) Transfer Agency Agreement, dated May 15, 1989, between
                  Registrant and TAC Shareholder Services, Inc., was filed as an Exhibit to Post-Effective Amendment No. 37 on February 28,
                  1990.

         (b)  -   (1) Addendum No. 2, dated October 12, 1995, to the Remote
                  Access and Related Services Agreement, dated December 23,
                  1994, between Registrant and First Data Investor Services
                  Group (formerly The Shareholder Services Group, Inc.), was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995, and is hereby
                  incorporated by reference.

              -   (2) Amendment No. 1, dated October 4, 1995, to the Remote
                  Access and Related Services Agreement dated December 23,
                  1994, between Registrant and First Data Investor Services
                  Group (formerly The Shareholder Services Group, Inc.), was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

              -   (3) Remote Access and Related Services Agreement, dated
                  December 23, 1994, between Registrant and First Data Investor
                  Services Group (formerly The Shareholder Services Group,
                  Inc.), was filed as an Exhibit to Post-Effective Amendment
                  No. 44 on February 24, 1995, and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29,
                  1995, and is hereby incorporated by reference.

              -   (4) Shareholder Sub-Accounting Services Agreement between
                  Registrant, First Data Investor Services Group (formerly The
                  Shareholder Services Group, Inc.), Financial Data Services
                  Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc., dated
                  July 1, 1990, was filed as an Exhibit to Post-Effective
                  Amendment No. 40 on February 26, 1992, and is hereby incorporated by reference.

         (c)  -   (1) Agreement and Plan of Reorganization between Registrant and Baird Blue Chip Fund, Inc., dated December 20, 1995, was filed electronically as an Appendix to Part A of

Exhibit
Number            Description
-------           -----------
                  Registrant's AIM Blue Chip Fund registration statement on
                  Form N-14 on December 29, 1995, and is hereby incorporated by reference.

              -   (2) Amendment, dated May 23, 1996, to Agreement and Plan of
                  Reorganization between Registrant and Baird Capital
                  Development Fund, Inc., dated December 20, 1995, was filed electronically as an Exhibit to Post-Effective Amendment No.
                  49 on May 31, 1996, and is hereby incorporated by reference.

              - (3) Agreement and Plan of Reorganization between Registrant and Baird Capital Development Fund, Inc., dated December 20,
                  1995, was filed electronically as an Appendix to Part A of Registrant's AIM Capital Development Fund registration statement on Form N-14 on December 29, 1995, and is hereby incorporated by reference.

              - (4) Agreement and Plan of Merger, dated September 30, 1988, was filed as an Exhibit to Post-Effective Amendment No. 35 on September 30, 1988, and is hereby incorporated by reference.

              - (5) Articles of Merger, dated September 30, 1988, was filed as an Exhibit to Post-Effective Amendment No. 35 on
                  September 30, 1988, and is hereby incorporated by reference.

         (d)  -   (1) Copy of Amendment No. 2, dated June 11, 1996, to the
                  Master Administrative Services Agreement dated October 18,
                  1993, between Registrant and A I M Advisors, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No.
                  50 on July 24, 1996, and is hereby incorporated by reference.

              -   (2) Copy of Amendment No. 1, dated December 4, 1995, to the
                  Master Administrative Services Agreement, dated October 18,
                  1993, between Registrant and A I M Advisors, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No.
                  49 on May 31, 1996, and is hereby incorporated by reference.

              -   (3) Master Administrative Services Agreement, dated October
                  18, 1993, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Post-Effective Amendment No. 43 on February 28, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

              -   (4) Amendment No. 4, dated November 1, 1994, to the
                  Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

              -   (5) Amendment No. 3, dated September 16, 1994, to the
                  Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Post-Effective Amendment No. 44 on February 24, 1995, and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

              -   (6) Amendment No. 2, dated July 1, 1994, to the
                  Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Post-Effective Amendment No. 44 on February 24, 1995 and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

Exhibit
Number            Description
-------           -----------
              -   (7) Amendment No. 1, dated May 11, 1994, to the
                  Administrative Services Agreement dated October 18, 1993,
                  between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Post-Effective Amendment No. 44 on
                  February 24, 1995, and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and
                  is hereby incorporated by reference.

              -   (8) Administrative Services Agreement, dated October 18,
                  1993, between A I M Advisors, Inc. and A I M Fund Services,
                  Inc., on behalf of the Retail Classes, was filed as an Exhibit to Post-Effective Amendment No. 43 on February 28,
                  1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

              -   (9) Administrative Services Agreement, dated September 16,
                  1994, between A I M Advisors, Inc. and A I M Institutional
                  Fund Services, Inc., on behalf of the Institutional Classes, was filed as an Exhibit to Post-Effective Amendment No. 44 on February 24, 1995.

              - (10) Administrative Services Agreement, dated August 6, 1993, between Registrant's AIM Aggressive Growth Fund and A I M
                  Advisors, Inc., was filed as an Exhibit to Post-Effective
                  Amendment No. 43 on February 28, 1994.

              - (11) Administrative Services Agreement, dated June 11, 1989, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Post-Effective Amendment No. 37 on February
                  28, 1990.

(10)     (a)  -   Opinion of Ballard Spahr Andrews & Ingersoll was filed as an
                  Exhibit to Registrant's Rule 24f-2 Notice for the fiscal
                  year ending September 30, 1996 on November 27, 1996 (for
                  AIM Blue Chip Fund).

         (b)  -   Opinion of Ballard Spahr Andrews & Ingersoll was filed as
                  an Exhibit to Registrant's Rule 24f-2 Notice for the fiscal year ending October 31, 1996 on December 20, 1996.

(11)     (a)  -   Consent of KPMG Peat Marwick LLP is filed herewith
                  electronically.

         (b)  -   Consent of Tait, Weller & Baker is filed herewith
                  electronically.

         (c)  -   Consents of Price Waterhouse LLP are filed herewith
                  electronically.

         (d) - Consent of Ballard Spahr Andrews & Ingersoll is filed herewith electronically.

(12)          -   Schedule of Affiliated Company Transactions for the fiscal year ended October 31, 1996 for AIM Constellation Fund and
                  AIM Aggressive Growth Fund was filed herewith
                  electronically as an Exhibit to Post-Effective Amendment
                  No. 51 on January 15, 1997, and is hereby incorporated by
                  reference.

(13)          -   None.

(14)     (a)  -   Revised Form of Registrant's IRA Documents was filed as an
                  Exhibit to Post-Effective Amendment No. 42 on August 16,
                  1993, and is hereby incorporated by reference.

         (b)  -   Revised Form of Registrant's Simplified Emplyee
                  Pension - Individual Retirement Accounts Contribution
                  Agreement was filed as an Exhibit to Post-Effective
                  Amendment No. 42 on August 16, 1993, and is hereby
                  incorporated by reference.

Exhibit
Number            Description
-------           -----------
         (c)  -   Form of Registrant's Combination Profit Sharing-Money Purchase
                  Plan and Trust was filed as an Exhibit to Post-Effective
                  Amendment No. 38 on February 28, 1991, and is hereby
                  incorporated by reference.

         (d)  -   Revised Form of Registrant's 403(b) Plan is filed herewith electronically.

(15)     (a)  -   (1) Form of Registrant's Amended and Restated Master
                  Distribution Plan for the Class A and Class C shares is
                  filed herewith electronically.

                  (2) Registrant's Amended and Restated Master Distribution
                  Plan for the Class A shares, effective as of June 15, 1995
                  (effective as of December 4, 1995, with respect to the AIM
                  Blue Chip Fund and AIM Capital Development Fund), was filed electronically as an Exhibit to Post-Effective Amendment No.
                  49 on May 31, 1996, and is hereby incorporated by reference.

              -   (3) Copy of Amendment No. 1, dated December 4, 1995, to the
                  Amended Master Distribution Plan for the Retail Classes, dated September 27, 1993, as amended, was filed electronically as an Exhibit to Post-Effective Amendment No.
                  49 on May 31, 1996, and is hereby incorporated by reference.

              -   (4) Copy of Amendment No. 1, dated June 11, 1996, to
                  Registrant's Master Distribution Plan for the Class B shares of AIM Charter Fund, AIM Weingarten Fund, AIM Blue Chip Fund and AIM Capital Development Fund, dated June 14, 1995, was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 50 on July 24, 1996, and is hereby incorporated by reference.

              - (5) Registrant's Master Distribution Plan for the Class B shares of AIM Charter Fund and AIM Weingarten Fund, dated
                  June 14, 1995, was filed electronically as an Exhibit to Post- Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

              -   (6) Registrant's Amended Master Distribution Plan for the
                  Retail Classes, dated September 27, 1993, as amended March 8,
                  1994 and September 10, 1994, was filed as an Exhibit to Post-Effective Amendment No. 44 on February 24, 1995, and was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995.

              -   (7) Registrant's Amended Master Distribution Plan for the
                  Retail Classes and AIM Aggressive Growth Fund, dated
                  September 27, 1993, as amended March 8, 1994, was filed as an Exhibit to Post-Effective Amendment No. 44 on February 24,
                  1995.

              -   (8) Registrant's Master Distribution Plan for the Retail
                  Classes and AIM Aggressive Growth Fund, dated September 27,
                  1993, was filed as an Exhibit to Post-Effective Amendment No.
                  43 on February 28, 1994.

              -   (9) Registrant's Amended Distribution Plan for AIM Aggressive
                  Growth Fund, dated August 6, 1993, was filed as an Exhibit to Post-Effective Amendment No. 43 on February 28, 1994.

              -   (10) Registrant's Amended Distribution Plans for the Retail
                  Classes, dated September 5, 1991, were filed as an Exhibit to Post-Effective Amendment No. 40 on February 26, 1992.

         (b)  -   (1) Form of Shareholder Service Agreement to be used in
                  connection with Registrant's Master Distribution Plan was
                  filed electronically as an Exhibit to Post-Effective
                  Amendment No. 51 on January 15, 1997, as is hereby
                  incorporated by reference.

Exhibit
Number            Description
-------           -----------
              -   (2) Form of Shareholder Service Agreement to be used in
                  connection with Registrant's Master Distribution Plan was
                  filed electronically as an Exhibit to Post-Effective
                  Amendment No. 49 on May 31, 1996, and is hereby incorporated by reference.

              - (3) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995.

              - (4) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 42 on August 16, 1993.

              - (5) Form of Shareholder Service Agreement to be used in connection with Registrant's AIM Aggressive Growth Fund's
                  Distribution Plan was filed as an Exhibit to Post-Effective
                  Amendment No. 42 on August 16, 1993.

              - (6) Form of Dealer Assistance Agreement to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 34 on June 13, 1988.

         (c)  -   (1) Form of Bank Shareholder Service Agreement to be used
                  in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 51 on January 15, 1997, and is hereby
                  incorporated by reference.

              - (2) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 49 on May 31, 1996, and is hereby incorporated by reference.

              - (3) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 47 on December 29, 1995.

              - (4) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 42 on August 16, 1993.

              - (5) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's AIM Aggressive Growth Fund's
                  Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 42 on August 16, 1993.

              - (6) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 34 on June 13, 1988.

         (d)  -   (1) Form of Variable Group Annuity Contract holder Service
                  Agreements to be used in connection with Registrant's Master
                  Distribution Plan was filed as an Exhibit to Post-Effective
                  Amendment No. 42 on August 16, 1993, and was filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  47 on December 29, 1995, and is hereby incorporated by
                  reference.

              -   (2) Form of Variable Group Annuity Contract holder Service
                  Agreement to be used in connection with Registrant's Master
                  Distribution Plan was filed as an Exhibit to Post-Effective
                  Amendment No. 40 on February 26, 1992.

Exhibit
Number            Description
-------           -----------
         (e)  -   (1) Form of Agency Pricing Agreement (for Class A shares)
                  to be used in connection with Registrant's Master
                  Distribution Plan was filed electronically as an Exhibit to
                  Post-Effective Amendment No. 51 on January 15, 1997, and is
                  hereby incorporated by reference.

              -   (2) Form of Service Agreement for Certain Retirement Plans
                  (for the Retail Classes) to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Registrant's AIM Blue Chip
                  Fund registration statement on Form N-14 on December 29,
                  1995, and is hereby incorporated by reference.

              -   (3) Form of Service Agreement for Certain Retirement Plans
                  (for the Institutional Classes) to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment No.
                  47 on December 29, 1995, and is hereby incorporated by reference.

              -   (4) Form of Service Agreement for Certain Retirement Plans
                  (for the Retail Classes) to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment No.
                  47 on December 29, 1995, and is hereby incorporated by reference.

         (f)  -   (1) Forms of Bank Trust Departments and Brokers of Bank
                  Trust Departments Agreements to be used in connection with
                  Registrant's Master Distribution Plan were filed
                  electronically as an Exhibit to Post-Effective Amendment No.
                  51 on January 15, 1997, and are hereby incorporated by
                  reference.

              -   (2) Forms of Bank Trust Departments and Brokers of Bank Trust
                  Departments Agreements to be used in connection with Registrant's Master Distribution Plan were filed electronically as an Exhibit to Registrant's AIM Blue Chip
                  Fund registration statement on Form N-14 on December 29,
                  1995, and are hereby incorporated by reference.

              -   (3) Forms of Bank Trust Departments and Brokers of Bank Trust
                  Departments Agreements to be used in connection with Registrant's Master Distribution Plan were filed electronically as an Exhibit to Post-Effective Amendment No.
                  47 on December 29, 1995, and are hereby incorporated by reference.

(16)          -   Schedule of Performance Quotations was filed as an Exhibit to Post-Effective Amendment No. 35 on September 30, 1988,
                  and is hereby incorporated by reference.

(18)     (a)  -   (1) Form of Multiple Class Plan (Rule 18f-3)
                  (effective__________) is filed herewith electronically.

              -   (2) Multiple Class Plan (Rule 18f-3) (effective September 27,
                  1996) was filed as an Exhibit to Post-Effective Amendment
                  No. 51 on January 15, 1997.

              -   (3) Copy of Amendment No. 1, dated June 11, 1996, to the
                  Multiple Class Plan (Rule 18f-3), dated December 4, 1995 was filed electronically as an Exhibit to Post-Effective
                  Amendment No. 50 on July 24, 1996, and is hereby incorporated by reference.

              -   (4) Amended Multiple Class Plan (Rule 18f-3), as amended
                  December 4, 1995, was filed electronically as an Exhibit to Post-Effective Amendment No. 47 on December 29, 1995, and is hereby incorporated by reference.

              - (5) Multiple Class Plan (Rule 18f-3) was filed electronically as an Exhibit to Post-Effective Amendment No. 46 on June 6,
                  1995, and is hereby incorporated by reference.

(27)          -   Financial Data Schedule - None.

Item 25.      Persons Controlled by or under Common Control With Registrant

         Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

              None.

Item 26.      Number of Holders of Securities

         State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


    Title of Class                             Number of Record Holders as of June 1, 1997
    --------------                           ------------------------------------------------
 Retail Class:                                Class A             Class B            Class C*

    AIM Blue Chip Fund                         22,094              13,438              N/A
    AIM Capital Development Fund               29,933              13,561              N/A
    AIM Charter Fund                          134,415              13,561              N/A
    AIM Weingarten Fund                       274,038              34,193              N/A
    AIM Constellation Fund                    731,279                 N/A              N/A
    AIM Aggressive Growth Fund                129,566                 N/A              N/A


 * Class C shares commenced operations on August 2, 1997.


    Title of Class                             Number of Record Holders
    --------------                                as of June 1, 1997
                                               ------------------------
 Institutional Class:

    AIM Charter Fund                                     13
    AIM Weingarten Fund                                  12
    AIM Constellation Fund                               27


Item 27.      Indemnification

         State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Under the terms of the Maryland General Corporation Law and the Registrant's Charter and By-Laws, the Registrant may indemnify any person who was or is a director, officer or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances. Such determination shall be made (i) by the Board of Directors, by a majority vote of a quorum which consists of directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such directors so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund & Investment Advisory Professional and Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $15,000,000 limit of liability.

Item 28.      Business and Other Connections of Investment Advisor

         Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

         The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Management--Investment Advisor" of the Prospectus which comprises Part A of the Registration Statement, and to the caption "Management" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 29(b) of this Part C.

Item 29.      Principal Underwriters


              (a) A I M Distributors, Inc., the Registrant's principal
                  underwriter of its Retail Classes, also acts as a principal underwriter to the following investment companies:

                      AIM Advisor Funds, Inc.
                      AIM Funds Group
                      AIM International Funds, Inc.
                      AIM Investment Securities Funds
                      AIM Summit Fund, Inc.
                      AIM Tax-Exempt Funds, Inc.
                      AIM Variable Insurance Funds, Inc.


                  Fund Management Company, the Registrant's principal underwriter of its Institutional Classes, also acts as a principal underwriter to the following investment companies:

                    AIM Investment Securities Funds
                      (Limited Maturity Treasury Portfolio-Institutional Shares)
                    Short-Term Investments Co.
                    Short-Term Investments Trust
                    Tax-Free Investments Co.

              (b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors,
                  Inc.:


Name and Principal                  Position and Offices with                     Position and Offices
Business Address*                   Principal Underwriter                         with Registrant
-----------------                   -------------------------                     --------------------
Charles T. Bauer                    Chairman of the Board of Directors            Chairman of the Board
                                                                                  of Directors
Michael J. Cemo                     President & Director                          None
Gary T. Crum                        Director                                      Senior Vice President
Robert H. Graham                    Senior Vice President & Director              President & Director
W. Gary Littlepage                  Senior Vice President & Director              None
James L. Salners                    Senior Vice President & Director              None
John Caldwell                       Senior Vice President                         None
Gordon J. Sprague                   Senior Vice President                         None
Michael C. Vessels                  Senior Vice President                         None
Marilyn M. Miller                   First Vice President                          None
Ofelia M. Mayo                      Vice President, General Counsel               Assistant Secretary
                                    & Assistant Secretary
John J. Arthur                      Vice President & Treasurer                    Senior Vice President &
                                                                                  Treasurer
Mary K. Coleman                     Vice President                                None
Melville B. Cox                     Vice President & Chief Compliance             Vice President
                                    Officer
Charles R. Dewey                    Vice President                                None
Sidney M. Dilgren                   Vice President                                None
Tony D. Green                       Vice President                                None
William H. Kleh                     Vice President                                None
Carol F. Relihan                    Vice President                                Senior Vice President &
                                                                                  Secretary
Kamala C. Sachidanandan             Vice President                                None
Frank V. Serebrin                   Vice President                                None
B.J. Thompson                       Vice President                                None
Robert D. Van Sant, Jr.             Vice President                                None
Kathleen J. Pflueger                Secretary                                     Assistant Secretary
Luke Beausoleil                     Assistant Vice President                      None
Tisha B. Christopher                Assistant Vice President                      None
Glenda A. Dayton                    Assistant Vice President                      None
Kathleen M. Douglas                 Assistant Vice President                      None
Terri L. Fiedler                    Assistant Vice President                      None
David E. Hessel                     Assistant Vice President,                     None
                                    Assistant Treasurer & Controller
Mary E. Gentempo                    Assistant Vice President                      None


-----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal                  Position and Offices with                     Position and Offices
Business Address*                   Principal Underwriter                         with Registrant
-----------------                   -------------------------                     --------------------
Jeffrey L. Horne                    Assistant Vice President                      None
Melissa E. Hudson                   Assistant Vice President                      None
Jodie L. Johnson                    Assistant Vice President                      None
Kim T. Lankford                     Assistant Vice President                      None
Wayne W. LaPlante                   Assistant Vice President                      None
Ivy B. McLemore                     Assistant Vice President                      None
David B. O'Neil                     Assistant Vice President                      None
Terri L. Ransdell                   Assistant Vice President                      None
Patricia M. Shyman                  Assistant Vice President                      None
Christopher T. Simutis              Assistant Vice President                      None
Gary K. Wendler                     Assistant Vice President                      None
Nicholas D. White                   Assistant Vice President                      None
Norman W. Woodson                   Assistant Vice President                      None
David L. Kite                       Assistant General Counsel &                   Assistant Secretary
                                    Assistant Secretary
Nancy L. Martin                     Assistant General Counsel &                   Assistant Secretary
                                    Assistant Secretary
Samuel D. Sirko                     Assistant General Counsel &                   Assistant Secretary
                                    Assistant Secretary
Stephen I. Winer                    Assistant Secretary                           Assistant Secretary



         The following table sets forth information with respect to each director, officer or partner of Fund Management Company:



Name and Principal                  Position and Offices with                     Position and Offices
Business Address*                   Principal Underwriter                         with Registrant
-----------------                   -------------------------                     --------------------
Charles T. Bauer                    Chairman of the Board of                      Chairman of the Board
                                    Directors                                     of Directors
J. Abbott Sprague                   President & Director                          None
Robert H. Graham                    Senior Vice President & Director              President & Director
William H. Kleh                     Director                                      None
Mark D. Santero                     Senior Vice President                         None
John J. Arthur                      Vice President & Treasurer                    Senior Vice President
                                                                                  & Treasurer
Carol F. Relihan                    Vice President & General                      Senior Vice President &
                                    Counsel                                       Secretary
Jesse H. Cole                       Vice President                                None
Melville B. Cox                     Vice President & Chief Compliance             Vice President
                                    Officer
Stephen I. Winer                    Vice President, Assistant                     Assistant Secretary
                                    General Counsel & Assistant
                                    Secretary
Kathleen J. Pflueger                Secretary                                     Assistant Secretary
Nancy A. Beck                       Assistant Vice President                      None
David E. Hessel                     Assistant Vice President,                     None
                                    Assistant Treasurer & Controller
Jeffrey L. Horne                    Assistant Vice President                      None
Dana R. Sutton                      Assistant Vice President &                    Vice President &
                                    Assistant Treasurer                           Assistant Treasurer
Robert W. Morris, Jr.               Assistant Vice President                      None


-----------
*   11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal                  Position and Offices with                     Position and Offices
Business Address*                   Principal Underwriter                         with Registrant
-----------------                   -------------------------                     --------------------
Ann M. Srubar                       Assistant Vice President                      None
Nicholas D. White                   Assistant Vice President                      None
David L. Kite                       Assistant General Counsel &                   Assistant Secretary
                                       Assistant Secretary
Nancy L. Martin                     Assistant General Counsel &                   Assistant Secretary
                                       Assistant Secretary
Ofelia M. Mayo                      Assistant General Counsel                     Assistant Secretary
                                       Assistant Secretary
Samuel D. Sirko                     Assistant General Counsel &                   Assistant Secretary
                                       Assistant Secretary



------------
*   11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


Item 30.      Location of Accounts and Records

         With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

         A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Institutional Fund Services, Inc. for the institutional classes and A I M Fund Services, Inc., P. O. Box 4739, Houston, Texas 77210-4739, for the retail classes.


Item 31.      Management Services

         Furnish a summary of the substantive provisions of any management related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

         None.

Item 32.      Undertakings

         (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of the applicable Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 9th day of June, 1997.

                                      REGISTRANT: AIM EQUITY FUNDS, INC.

                                              By: /s/ Robert H. Graham
                                                  ---------------------------
                                                  Robert H. Graham, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

        SIGNATURES                                  TITLE                           DATE
        ----------                                  -----                           ----
     /s/Charles T.Bauer                      Chairman & Director                June 9, 1997
----------------------------
    (Charles T. Bauer)

     /s/Robert H. Graham                    Director & President                June 9, 1997
----------------------------            (Principal Executive Officer)
    (Robert H. Graham)

      /s/Bruce L. Crockett                        Director                      June 9, 1997
----------------------------
    (Bruce L. Crockett)

    /s/Owen Daly II                               Director                      June 9, 1997
----------------------------
      (Owen Daly II)

      /s/Jack Fields                              Director                      June 9, 1997
----------------------------
       (Jack Fields)

 /s/Carl Frischling                               Director                      June 9, 1997
----------------------------
     (Carl Frischling)

      /s/John F. Kroeger                          Director                      June 9, 1997
----------------------------
     (John F. Kroeger)

    /s/Lewis F. Pennock                           Director                      June 9, 1997
----------------------------
    (Lewis F. Pennock)

 /s/Ian W. Robinson                               Director                      June 9, 1997
----------------------------
     (Ian W. Robinson)

   /s/Louis S. Sklar                              Director                      June 9, 1997
----------------------------
     (Louis S. Sklar)
                                           Senior Vice President &
      /s/John J. Arthur                Treasurer (Principal Financial           June 9, 1997
----------------------------               and Accounting Officer)
     (John J. Arthur)

                               INDEX TO EXHIBITS

                             AIM EQUITY FUNDS, INC.


Exhibit
Number        Description
-------       -----------
1(a)          Form of Articles Supplementary are filed herewith electronically

6(a)(1) Form of Amended and Restated Master Distribution Agreement between Registrant (on behalf of the portfolio's Class A and Class C shares) and A I M Distributors, Inc. is filed herewith electronically

6(b)          Form of Selected Dealer Agreement between A I M Distributors,
              Inc. and selected dealers is filed herewith electronically

6(c)          Form of Bank Selling Group Agreement between A I M Distributors,
              Inc. and banks is filed herewith electronically

11(a)         Consent of KPMG Peat Marwick LLP

11(b)         Consent of Tait, Weller & Baker

11(c)         Consents of Price Waterhouse LLP

11(d)         Consent of Ballard Spahr Andrews & Ingersoll

14(d) Revised Form of Registrant's 403(b) Plan is filed herewith electronically

15(a)(1)      Form of Registrant's Amended and Restated Master Distribution
              Plan for the Class A and Class C shares is filed herewith electronically

18(a)(1)      Form of Multiple Class Plan (Rule 18f-3)